           As filed with the Securities and Exchange Commission on April 2, 2013

                                            1933 Act Registration No. 333-155333

                                             1940 Act Registration No. 811-08559

                                                              CIK No. 0001051629
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 17

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 114

        Lincoln Life & Annuity Flexible Premium Variable Life Account M
                           (Exact Name of Registrant)

                        Lincoln AssetEdge (Reg. TM) VUL

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                           (Exact Name of Depositor)

                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2012 was filed March 25, 2013.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/X/ on May 1, 2013 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be October 29, 2012.

         SUPPLEMENT DATED MAY 1, 2013 TO PROSPECTUSES DATED MAY 1, 2013

        LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
    PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC
                                      VUL

          LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE
                  PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

          LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE
           INSURANCE PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

              ISSUED BY LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

     - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Northern Cross, LLC)
        THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

     -  M LARGE CAP VALUE FUND: Long-term capital appreciation.
        (Subadvised by AJO, LP)
        (formerly M Business Opportunity Value Fund)
        THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

     - M CAPITAL APPRECIATION FUND: Maximum capital appreciation. (Subadvised by Frontier Capital Management Company LLC)
        THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

     -  M LARGE CAP GROWTH FUND: Long-term capital appreciation.
        (Subadvised by DSM Capital Partners, LLC)
        THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

Lincoln Life & Annuity Flexible Premium Variable Life Account M
Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301
(800) 487-1485


--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln AssetEdge (Reg. TM) VUL, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln
Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). This same individual Policy may also be made available for purchase by entities and businesses in instances for use on a multi-life basis when the insured people share a common employment or business relationship. When marketed to such entities and businesses to insure such persons (known as marketing on a multi-life basis), the Policy is referred to as the Lincoln AssetEdge (Reg. TM) Exec VUL. If applied for in these circumstances, differing requirements regarding underwriting and optional features would apply. The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered.


     The Policy described in this prospectus is available only in New York.


     You, the Owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus.

                      o AllianceBernstein Variable Products Series Fund

                      o American Century Variable Portfolios II, Inc.


                      o American Funds Insurance Series (Reg. TM)

                      o BlackRock Variable Series Funds, Inc.

                      o Delaware VIP (Reg. TM) Trust

                      o DWS Variable Series II

                      o Fidelity (Reg. TM) Variable Insurance Products

                      o Franklin Templeton Variable Insurance Products Trust

                      o Lincoln Variable Insurance Products Trust


                      o MFS (Reg. TM) Variable Insurance TrustSM


                      o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.



                         Prospectus Dated: May 1, 2013

                                 Table of Contents





Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         3
    Charges and Fees..............................         5
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         9
    Fund Participation Agreements.................        10
    Distribution of the Policies and
      Compensation................................        10
    Sub-Accounts and Funds........................        11
    Sub-Account Availability and Substitution of
      Funds.......................................        17
    Voting Rights.................................        17
POLICY CHARGES AND FEES...........................        18
    Premium Load; Net Premium Payment.............        18
    Surrender Charges.............................        18
    Partial Surrender Fee.........................        22
    Transfer Fee..................................        22
    Mortality and Expense Risk Charge.............        22
    Cost of Insurance Charge......................        22
    Administrative Fee............................        22
    Policy Loan Interest..........................        23
    Rider Charges.................................        23
YOUR INSURANCE POLICY.............................        23
    Application...................................        25
    Owner.........................................        25
    Right to Examine Period.......................        26
    Initial Specified Amount......................        26
    Transfers.....................................        26
    Market Timing.................................        27
    Optional Sub-Account Allocation Programs......        28
    Riders........................................        29
    Continuation of Coverage......................        33
    Benefit Selection Option......................        33
    Termination of Coverage.......................        36
    State Regulation..............................        37


Contents                                                 Page
--------------------------------------------------      -----
PREMIUMS..........................................        37
    Allocation of Net Premium Payments............        37
    Planned Premiums; Additional Premiums.........        37
    Policy Values.................................        39
    Additional Bonus Credits......................        40
DEATH BENEFITS....................................        40
    Death Benefit Proceeds........................        40
    Death Benefit Options.........................        40
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        42
    Death Benefit Qualification Test..............        43
    Payment of Death Benefit Proceeds.............        43
POLICY SURRENDERS.................................        44
    Partial Surrender.............................        45
POLICY LOANS......................................        45
LAPSE AND REINSTATEMENT...........................        46
    No-Lapse Provision............................        47
    Reinstatement of a Lapsed Policy..............        48
TAX ISSUES........................................        49
    Taxation of Life Insurance Contracts in
      General.....................................        49
    Policies That Are MECs........................        50
    Policies That Are Not MECs....................        51
    Other Considerations..........................        51
    Fair Market Value of Your Policy..............        53
    Tax Status of Lincoln Life....................        53
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        53
LEGAL PROCEEDINGS.................................        53
FINANCIAL STATEMENTS..............................        54
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        55
Appendix A........................................        56
Appendix A-1......................................        58
Appendix B........................................        60
GLOSSARY OF TERMS.................................        69

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The Policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to Policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.

Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "Underlying Funds". You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and Accumulation Values to the Fixed Account.



Risks of Your Policy


Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's and Underlying Fund's objective and risk is found in this prospectus and in each fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.


Policy Values in the Fixed Account. Premium Payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" and "Transfers" sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient Premiums must be paid to keep a policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

In addition to paying sufficient Premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on your Policy values, your Policy may include two No-Lapse periods.

Your Policy may provide for a 20 year No-Lapse period and a 10 year No-Lapse period. If this provision is in effect and you pay the respective Premiums required by these provisions, your Policy will not enter the Grace Period and lapse during the applicable 20 year or 10 year period even if the Net Accumulation Value of your Policy is insufficient to cover the Monthly Deductions. Both provisions require that you have elected either Death Benefit Option 1 or Death Benefit Option 2; these provisions are not available if you select Death Benefit Option 3. Once the applicable 20 year or 10 year coverage period ends, if the Net Accumulation Value of your Policy is insufficient to cover the Monthly Deductions, your Policy may enter the Grace Period and lapse even if you pay the respective Premiums which you were required to pay during those periods. (See section headed "No-Lapse Provision" for more information about these provisions, including information about the death benefit payable.)


Decreasing Death Benefit. Any outstanding Policy Loans and any amount that you have surrendered or withdrawn will reduce your Policy's death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.

Consequences of Surrender. Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years. There is no Surrender Charge assessed if you partially surrender your Policy; however a Surrender Charge may be assessed if you specifically request a Reduction in Specified Amount within the first 10 Policy Years or within ten Policy Years from the date of an increase in Specified Amount. (See the section headed "Surrender Charges" for a detailed discussion of when Surrender Charges are assessed.) Full or Partial Surrenders may result in tax consequences. Depending on the amount of premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse.

Tax Consequences. As noted in greater detail in the section headed "Tax Issues", the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.


Tax Treatment Of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract ("MEC") whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.


Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning and surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


The following Tables apply to policies issued on or after November 2, 2009. For all other policies, see tables in Appendix B.



Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer Accumulation Values between Sub-Accounts.




                                              Table I: Transaction Fees
                                           When Charge                                      Amount
          Charge                           is Deducted                                     Deducted
 Maximum sales charge           When you pay a Premium.                Guaranteed not to exceed 3.5% of each
 imposed on Premiums                                                   Premium.1
 (Premium Load)
 Surrender Charge*2             For up to 15 years from the
                                Policy Date and up to 15 years
                                from the effective date of each
                                increase in Specified Amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Full Surrender of your Policy.
                                For up to 10 years from the
                                Policy Date or up to 10 years
                                from the effective date of each
                                increase in Specified Amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Reduction in Specified
                                Amount.
  Maximum Charge                                                       $46.47 per $1,000 of Specified Amount.
  Minimum Charge                                                       $0.00 per $1,000 of Specified Amount.
  Charge for a                                                         For a male, age 45, standard non-tobacco, in
  Representative Insured                                               year one the maximum Surrender Charge is
                                                                       $27.69 per $1,000 of Specified Amount.
 Transfer Fee                   Applied to any transfer request        $      25
                                in excess of 24 made during
                                any Policy Year.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.


  1 The maximum sales charge imposed on Premiums (load) is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides.


  2 During the life of the Policy, you may request one or more Partial
   Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your Policy.)


Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.



                              Table II: Periodic Charges Other Than Fund Operating Expenses
                                            When Charge                                      Amount
           Charge                           is Deducted                                     Deducted
 Cost of Insurance*               Monthly
  Maximum Charge                                                      $83.33 per month per $1,000 of Net Amount at
                                                                      Risk.
                                                                      Individuals with a higher mortality risk than
                                                                      standard issue individuals can be charged from
                                                                      125% to 800% of the standard rate.
  Minimum Charge                                                      $0.00 per month per $1,000 of Net Amount at
                                                                      Risk.
  Charge for a                                                        For a male, age 45, standard non-tobacco, in
  Representative Insured                                              year one the guaranteed maximum monthly cost
                                                                      of insurance rate is $0.23 per month per $1,000
                                                                      of Net Amount at Risk.
 Mortality and Expense            Daily (at the end of each           Daily charge as a percentage of the value of the
 Risk Charge ("M&E")              Valuation Day).                     Separate Account, guaranteed not to exceed an
                                                                      effective annual rate of 0.15% in years 1-15 and
                                                                      0% in Policy Years 16 and later.
 Administrative Fee*              Monthly                             A flat fee of $10 per month in all years.
                                                                      In addition to the flat fee of $10 per month, for
                                                                      the first ten Policy Years from issue date or
                                                                      increase in Specified Amount, a monthly fee per
                                                                      dollar of Initial Specified Amount or increase in
                                                                      Specified Amount as follows:
  Maximum Charge                                                      $1.25 per month per $1,000 of Initial Specified
                                                                      Amount or increase in Specified Amount.
  Minimum Charge                                                      $0.01 per month per $1,000 of Initial Specified
                                                                      Amount or increase in Specified Amount.
  Charge for a                                                        For a male age 45, standard non-tobacco, the
  Representative Insured                                              maximum additional monthly charge is $0.29
                                                                      per month per $1,000 of Specified Amount.
 Policy Loan Interest             Annually                            4.0% annually of the amount held in the Loan
                                                                      Account.3
 Overloan Protection Rider        One-time charge when benefit        Maximum charge of 5.0% of the then current
                                  is elected                          Accumulation Value.4

                        Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                               When Charge                                     Amount
             Charge                            is Deducted                                    Deducted
  Exec Enhanced                      Monthly (in Policy Years 2-5
  Surrender Value Rider              only)
  - Multi-Life Basis
  (Lincoln AssetEdge (Reg. TM)
  Exec VUL)
  Option 2                                                               Charge is $0.075 per $1,000 of Initial Specified
                                                                         Amount.5
  Option 1                                                               Charge is $0.05 per $1,000 of Initial Specified
                                                                         Amount.5
 Optional Rider Charges                                                  Individualized based on whether optional
                                                                         Rider(s) selected.
 Change of Insured Rider             N/A                                 There is no charge for this rider.
 Waiver of Monthly                   Monthly                             A percent of all other covered monthly charges.
 Deduction Rider6
  Maximum Charge                                                         12.0% of all other covered monthly charges.
  Minimum Charge                                                         2.0% of all other covered monthly charges.
  Charge for a                                                           For a male, age 45, standard non-tobacco, the
  Representative Insured                                                 maximum percentage is 3.5% of all other
                                                                         covered monthly charges.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.

  3 Effective annual interest rate of 4.0% in years 1-10, and 3.10% in years
   11 and later. Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's General Account. Amounts in the Loan Account are credited with interest at an effective annual rate guaranteed not to be less than 3.0%. The net cost of your loan (that is, the difference between the interest rate charged on amounts borrowed and the interest rate credited to amounts held in the Loan Account) is 1.0% in Policy Years 1-10 and 0.1% in Policy Years 11 and later.

  4 Accumulation Value of the Policy is the sum of the Fixed Account value, the Separate Account Value, and the Loan Account Value. See "Policy Values" section for detailed discussion of how each value is calculated.

  5 This rider is required and will automatically be issued for policies applied for on a multi-life basis (Lincoln AssetEdge (Reg. TM) Exec VUL) and the Owner of the Policy will have the opportunity to elect a higher Enhanced Surrender Value (Option 2). See section headed "Exec Enhanced Surrender Value Rider - Multi-Life Basis" in the Riders section of this prospectus for a more detailed discussion.

  6 These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. "Covered monthly charges" are the Monthly Deductions under the Policy: the Cost of Insurance Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your Policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        1.91% 7         0.25%
 (12b-1) fees, and other expenses.



  7 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.74%. These waivers and reductions generally extend through April 30, 2014 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated in New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our Owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life & Annuity Flexible Premium Variable Life Account M ("Separate Account") is a Separate Account of the Company which was established on November 24, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.


Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a Specified Amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.


State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.


How to Obtain More Information. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the

Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain administrative services for the fund advisors or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the Policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the Policy. Additionally, a fund's advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the policies and may pay us and/or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisors or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 99% of the first year Premium and 27% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.


We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.



Sub-Accounts and Funds

The variable investment options in the Policy are Sub-Accounts of the Separate Account ("Sub-Accounts"). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.


We create Sub-Accounts and select the funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.


There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisors/subadvisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.

     o AllianceBernstein VPS Global Thematic Growth Portfolio (Class A):
Long-term growth of capital.

     o AllianceBernstein VPS Growth and Income Portfolio (Class A):
  Long-term growth of capital.
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

     o AllianceBernstein VPS International Value Portfolio (Class A):
       Long-term growth of capital.
       This fund is available only to existing Owners as of May 21, 2012. Consult your financial advisor.

     o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A):
       Long-term growth of capital.


American Century Variable Portfolios II, Inc., advised by American Century
  Investment Management, Inc.

     o Inflation Protection Fund (Class I): Long-term total return using a strategy that seeks to protect against U.S. inflation.
       This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series (Reg. TM), advised by Capital Research and
       Management Company.


     o Global Growth Fund (Class 2): Long-term growth of capital.


     o Global Small Capitalization Fund (Class 2): Long-term capital growth.

     o Growth Fund (Class 2): Capital growth.


     o Growth-Income Fund (Class 2): Long-term growth of capital and income.

     o International Fund (Class 2): Long-term growth of capital.

BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

     o Global Allocation V.I. Fund (Class I): High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*


     o Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.


        o Emerging Markets Series (Standard Class): Long-term capital appreciation.


     o High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
       This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.

     o Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.

     o REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.

     o Small Cap Value Series (Standard Class): Capital appreciation.

     o Smid Cap Growth Series (Standard Class): Long-term capital appreciation.


        o U. S. Growth Series (Standard Class): Long-term capital appreciation.


     o Value Series (Standard Class): Long-term capital appreciation.


DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.


        o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR CO., Inc.

     o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.


     o Growth Portfolio (Service Class): To achieve capital appreciation.


     o Mid Cap Portfolio (Service Class): Long-term growth of capital.

     o Overseas Portfolio (Service Class): Long-term growth of capital.

       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


     o Franklin Income Securities Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.


     o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

        o Mutual Shares Securities Fund (Class 1): Capital appreciation; income is a secondary consideration.

     o Templeton Global Bond Securities Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
  Advisors Corporation.

     o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

     o LVIP BlackRock Emerging Markets RPM Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
       (Subadvised by BlackRock Investment Management LLC)
       This fund will be available on or about May 13, 2013. Consult your financial advisor.

     o LVIP BlackRock Equity Dividend RPM Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities. (Subadvised by BlackRock Investment Management LLC)
       (formerly LVIP Wells Fargo Intrinsic Value Fund)

     o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.

       (Subadvised by BlackRock Financial Management, Inc.)

     o LVIP Capital Growth Fund (Standard Class): Capital growth.
       (Subadvised by Wellington Management Company, LLP)


     o LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
       (Subadvised by CBRE Clarion Securities LLC)
       (formerly LVIP Cohen & Steers Global Real Estate Fund)

     o LVIP Columbia Small-Mid Cap Growth RPM Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Columbia Management Investment Advisers, LLC)
       (formerly LVIP Turner Mid-Cap Growth Fund)

     o LVIP Delaware Bond Fund (Standard Class): Maximum current income (yield) consistent with a prudent investment strategy.

       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*

       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Delaware Growth and Income Fund (Standard Class): To maximize long-term capital appreciation.

       (Subadvised by Delaware Management Company)*

       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

     o LVIP Delaware Social Awareness Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Special Opportunities Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Dimensional Non-U.S. Equity RPM Fund (Standard Class)(2):
       Long-term capital appreciation.
       (formerly LVIP Dimensional Non-U.S. Equity Fund)

     o LVIP Dimensional U.S. Equity RPM Fund (Standard Class)(2): Long-term capital appreciation.
       (formerly LVIP Dimensional U.S. Equity Fund)

     o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital.


     o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


     o LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.

       (Subadvised by J.P. Morgan Investment Management Inc.)
       (formerly LVIP J.P. Morgan High Yield Fund)

     o LVIP JPMorgan Mid Cap Value RPM Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by J.P. Morgan Investment Management Inc.)
       (formerly LVIP Columbia Value Opportunities Fund)


     o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)

     o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

     o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)


     o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
       (Subadvised by Mondrian Investment Partners Limited)

     o LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).

       (Subadvised by Delaware Management Company)


     o LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.

     o LVIP SSgA Conservative Structured Allocation Fund: (Standard Class)(2):
       A high level of current income, with some consideration given to growth of capital.

     o LVIP SSgA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Global Tactical Allocation RPM Fund (Standard Class)(2):
       Long-term growth of capital.
       (Subadvised by SSgA Funds Management, Inc.)
       (formerly LVIP SSgA Global Tactical Allocation Fund)

     o LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

     o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.

       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
       To maximize capital appreciation.

       (Subadvised by T. Rowe Price Associates, Inc.)


     o LVIP Templeton Growth RPM Fund (Standard Class): Long-term capital growth.
       (Subadvised by Templeton Investment Counsel, LLC)
       (formerly LVIP Templeton Growth Fund)

     o LVIP UBS Large Cap Growth RPM Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital. (Subadvised by UBS Global Asset Management (Americas) Inc.)
       (formerly LVIP Janus Capital Appreciation Fund)

     o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.

     o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
       Long-term capital appreciation.

     o LVIP Protected Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile Conservative Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.

     o LVIP Protected Profile Growth Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP Protected Profile Moderate Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
       Services Company


     o Growth Series (Initial Class): Capital appreciation.


     o Total Return Series (Initial Class): Total return.
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

     o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO

     o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
   (Administrative Class): Maximum real return.

  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

  (2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.




Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant Owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. Substitute funds may have higher charges than the funds being replaced.




Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.


Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of a fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.


In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each fund's prospectus.


The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge, unless you and we agree otherwise in writing. Currently we will permit you to designate the specific Sub-Accounts and/or the Fixed Account from which you wish Monthly Deductions to be deducted. However, we reserve the right to terminate or change this practice upon notice to you.


If you have selected designated Sub-Accounts, and in a given month there is not sufficient value in one or more of those Sub-Accounts to cover the Monthly Deduction, we will deduct the remaining Monthly Deduction pro rata from the Sub-Accounts which have value. The Monthly Deductions are made on the "Monthly Anniversary Day," the Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. You may select or change designated Sub-Accounts at any time prior to a Monthly Anniversary Day by contacting our Administrative Office.


If the value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment


We make a deduction from each Premium Payment. This amount, referred to as "Premium Load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 3.5% from each Premium Payment. The Premium Payment, net of the Premium Load, is called the "Net Premium Payment."




Surrender Charges


General:

Your Policy gives you the right to (i) fully surrender your Policy (a "Full Surrender") and receive the Accumulation Value of the Policy less any applicable Surrender Charges (which is called the Policy's "Surrender Value");
(ii) partially surrender your Policy and receive from the Accumulation Value of your Policy the amount you specifically request in cash (a "Partial Surrender"); and (iii) request a Reduction in Specified Amount of your Policy (a "Reduction in Specified Amount"). The "Accumulation Value" of your Policy is the sum of the Fixed Account value, the Separate Account Value, and the Loan Account Value (see section headed "Premiums - Policy Values" for discussion of how these values are calculated). In addition, Partial Surrenders are limited to 90% of the Policy's Surrender Value (see section headed "Policy Surrenders - Partial Surrenders" for a detailed discussion).

A "Surrender Charge" may apply if you request a Full Surrender or a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy. No Surrender Charge is imposed if you request a Partial Surrender.


The Surrender Charge varies by age of the insured, the number of years since the "Policy Date" or the date of an increase in Specified Amount, and the Specified Amount. (See section headed "Your Insurance Policy" for a discussion of Policy Date.) The Surrender Charge will never exceed $46.47 per $1,000 of Specified Amount for policies issued on or after November 2, 2009. For all other policies, the Surrender Charge will never exceed $47.16 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included in each policy when your Policy is issued. That schedule will calculate for you for each year during which a Surrender Charge based upon the Initial Specified Amount will be imposed, the result of multiplying (a) the amount per $1,000 of Initial Specified Amount by (b) the Initial Specified Amount divided by 1,000.

If you increase the Specified Amount, a new Surrender Charge schedule will be applicable to each increase. This charge would be imposed if you request a Reduction in Specified Amount with respect to all or part of the increased Specified Amount, and it is in addition to any Surrender Charge that would apply to the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your financial advisor. This personalized illustration will demonstrate the amount of the Surrender Charges that would be imposed in the event you thereafter requested a reduction of that increased Specified Amount and their impact on your Policy values. For policies issued on or after November 2, 2009, an example of how the various actions described below would impact the Surrender Charge is included in Appendix A of this prospectus. For all other policies, see Appendix A-1.


The length of time during which Surrender Charges apply ("Surrender Charge Period"), whether the Surrender Charges relate to the Initial Specified Amount or any increase in Specified Amount, is determined by the age of the insured on the Policy Date or on the date of an increase in Specified Amount. The length of the Surrender Charge Period with respect to a Reduction in Specified Amount does not vary by age and is always 10 years from the Policy Date for the Initial Specified Amount or from the effective date of each increase in Specified Amount.

For Full Surrenders -


If, on the Policy Date
(or date of increase in Specified Amount), the        The Surrender Charge Period as it relates to the
insured is:                                           Initial Specified Amount or any increase in Specified Amount is:
o Ages 0-55,                                          15 years
o Age 56,                                             14 years
o Age 57,                                             13 years
o Age 58,                                             12 years
o Age 59,                                             11 years
o Age 60 and above,                                   10 years

The Surrender Charge Period with respect to the Initial Specified Amount starts on the Policy Date. The Surrender Charge Period with respect to any given increase in Specified Amount starts on the date of such increase. A new Surrender Charge schedule will be applicable to each increase and each increase and its Surrender Charge Period is tracked separately for purposes of determining the applicable Surrender Charge.

Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within, at most, 15 years following the Policy Date or, at most, 15 years from the effective date of each increase in Specified Amount.


When you apply for the Policy, your financial advisor can prepare personalized illustrations that reflect the Surrender Charges that would apply if you request a Full Surrender or a Reduction in Specified Amount at various points during your Policy ownership. In addition, after your Policy is issued, please also contact your financial advisor before you request a Full Surrender or a Reduction in Specified Amount of your Policy and ask for a personalized illustration that would reflect the amount of the Surrender Charges that would be imposed on the transaction you are considering and their impact on your policy values.


Full Surrenders:

If you request a Full Surrender of your Policy in which the Specified Amount has previously neither increased or decreased, the Surrender Charge will equal
1) multiplied by 2) where:

1) is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date;

     and

2) the Initial Specified Amount divided by 1,000.


For example, the Surrender Charge for a Full Surrender of a policy at the end of the tenth Policy Year for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000 which has not been increased would be:

o For policies issued on or after November 2, 2009: a) $11.01 multiplied by b) 1,000 ($1,000,000 divided by 1,000), or $11,010.

o For all other policies: a) $7.12 multiplied by b) 1,000 ($1,000,000 divided by 1,000), or $7,120.


If you request a Full Surrender of the Policy in which you have previously requested one or more increases in the Specified Amount (but have not previously requested a decrease in the Specified Amount), the Surrender Charge will equal 1) plus 2) where:

1) is

  a) the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date; multiplied by

     b) the Initial Specified Amount divided by 1,000; and

2) is for each increase in Specified Amount

  a) the amount per $1,000 of increase in Specified Amount for the number of years since the date of each increase; multiplied by

     b) the increased Specified Amount divided by 1,000

If you request a Full Surrender of your Policy in which you had previously requested a Reduction in Specified Amount (but have not previously requested an increase in the Specified Amount), the Surrender Charge will equal 1) multiplied by 2) multiplied by 3) where:

1) is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date;

2) is one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed; and

3) is the Specified Amount divided by 1,000.

The charge assessed upon a Full Surrender will not exceed the Policy's Accumulation Value.

Reduction in Specified Amount:

If you request a Reduction in Specified Amount of your Policy where you have not previously requested an increase in Specified Amount, the Surrender Charge will be calculated as 1) divided by 2) and then multiplied by 3), where:

 1)    is the amount of this decrease;

 2)    is the Initial Specified Amount; and

     3) is the Surrender Charge applicable for the Policy Year as stated in your Policy specifications.


The length of the Surrender Charge period for Reductions in Specified Amount is 10 years from the Policy Date for the Initial Specified Amount or 10 years from the effective date of each increase in Specified Amount.

The same calculation is made each time you request a Reduction in Specified Amount.

If you request a Reduction in Specified Amount of your Policy when you previously have requested an increase in Specified Amount, each increase in Specified Amount (or part thereof, if your request for Reduction in Specified Amount is for less than the full amount of the most recent increase in Specified Amount) will be surrendered separately on a last in, first out basis. That is, the most recently requested increase in Specified Amount will be surrendered first, then the next most recently requested increase in Specified Amount (or part thereof) will be surrendered next, until the Specified Amount has been reduced in accordance with your request for a Reduction in Specified Amount. Rather than impose a charge to recover the expenses incurred by the Company to process the increase at the time the increase is approved, the Company spreads out those expenses over a period of years. The use of the last in, first out order helps the Company to recover such expenses should a Reduction in Specified Amount result in the surrender of an increase in Specified Amount for which the Company had not recovered its costs. The last in, first out order will be followed even if there are earlier increases in Specified Amount which were made more than 10 years prior to your request for a Reduction in Specified Amount.

If your request for Reduction in Specified Amount exceeds the amount of the most recent increase in Specified Amount, then the next most recent increase (or part thereof) will be surrendered, and the Surrender Charge will be calculated separately for the amount of that increase which is surrendered. Increases in Specified Amounts will be surrendered successively (including, if necessary a part of the Initial Specified Amount) until the total amount of such successive surrenders equal the amount of your requested Reduction in Specified Amount. Any requests for Reduction in Specified Amount thereafter will be handled in a similar manner, that is, the most recent increase in Specified Amount or unsurrendered part of an increase in Specified Amount will be next surrendered in whole or in part.

If you engage in a series of increases and Reductions in Specified Amount, the latest increase in the Specified Amount of your Policy will be surrendered in whole or in part should you subsequently request a Reduction in Specified Amount. If the only increase in specified amount (or part thereof) which will be surrendered became effective more than 10 years ago, then no Surrender Charge would be imposed on a Reduction in Specified Amount involving the surrender of such increase in Specified Amount.

We may limit requests for Reduction in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.

Partial Surrender:

There is no Surrender Charge if you request a Partial Surrender. However, we reserve the right to limit the amount of any Partial Surrender to 90% of the Policy's Surrender Value as of the date of your request for a Partial Surrender (see section headed "Policy Surrenders - Partial Surrenders" for a detailed discussion.) In addition, a Partial Surrender may reduce the Policy's Specified Amount if you have elected Death Benefit Option 1 or Death Benefit Option 3 (see section headed "Policy Surrenders - Partial Surrenders" for detailed discussion). In addition, we may decline a request for a Partial Surrender which results in a reduction in the Policy's Specified Amount below the minimum Specified Amount or below the level required to maintain the Policy as life insurance for the purposes of federal income tax law (see section headed "Tax Issues - Taxation of Life Insurance in General" for detailed discussion).

In addition, if your Policy includes the Enhanced Surrender Value Rider, you may surrender your Policy for an enhanced Surrender Value during Policy Years 1 through 5, without being subject to the policy Surrender Charges.

Any surrender may have tax implications. Consult your tax or other advisor before initiating a surrender.



Partial Surrender Fee

No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.



Transfer Fee

For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.



Mortality and Expense Risk Charge


We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The guaranteed charge for policies issued on or after November 2, 2009 is the effective annual rate of 0.15% in Policy Years 1-15 and 0.00% in Policy Years 16 and beyond. For all other policies, the guaranteed charge is the effective annual rate of 0.10% in Policy Years 1-20 and 0.00% in Policy Years 21 and beyond.




Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.


The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .00246627 (the monthly equivalent of an effective annual rate of 3.0%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy duration, the age, gender (in accordance with state law) and underwriting category of the insured. Please note that it will generally increase each Policy Year as the insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.




Administrative Fee

There is a flat Monthly Deduction of $10 during all Policy Years.

For the first ten Policy Years from the Policy Date or increase in Specified Amount, there is an additional charge which varies generally with the insured's issue age, sex, death benefit option, Benefit Selection Option, and premium class. For policies issued on or after November 2, 2009, this charge will never exceed $1.25 per month per $1,000 of Initial Specified Amount or increase in Specified Amount. For all other policies, this charge will never exceed $1.83 per month per $1,000 of Initial Specified Amount or increase in Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.




Policy Loan Interest

If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 4.0% in years 1-10, 3.1% in years 11 and beyond. We will credit 3.0% interest on the Loan Account Value in all years.



Rider Charges

The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed "Riders".


The following rider charge applies to policies issued on or after November 2, 2009. For all other policies, see Appendix B.


Exec Enhanced Surrender Value Rider. If application is made for policies on a multi-life basis (as the Lincoln AssetEdge (Reg. TM) Exec VUL), there is a monthly charge for this rider during Policy Years 2-5 of $0.05 per $1,000 of Initial Specified Amount for Option 1 and $0.075 per $1,000 of Initial Specified Amount for Option 2. For example, under Option 1, a policy with an Initial Specified Amount of $500,000 would have a $25 charge per month (or $300 per year), and a policy with an Initial Specified Amount of $1,000,000 would have a $50 charge per month (or $600 per year). Under Option 2, the charge for a policy with an Initial Specified Amount of $500,000 would be $37.50 per month (or $450 per year), and the charge for a policy with an Initial Specified Amount of $1,000,000 would be $75 per month (or $900 per year) for this rider.

This rider is required and will automatically be issued with each policy applied for on a multi-life basis. See section headed "Exec Enhanced Surrender Value Rider" in the Riders section of this prospectus for a more detailed discussion.

Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the Policy and all riders, multiplied by a percentage. The percentage depends on the age, underwriting category and gender of the insured. The maximum percentage is 12.0%. If you have elected this rider, a table of percentages appears on the rider pages in your Policy.

Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.


YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The Policy and the application constitute the entire contract between you and Lincoln Life.


We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the Policy. We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any funds.

We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.


If we obtain appropriate approvals from Owners and securities regulators, we may:


o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.


The Policy includes Policy Specifications pages. These pages provide important information about your Policy such as: the identity of the insured and Owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue age; Planned Premium Payment; Surrender Charges; expense charges and fees; No-Lapse Premium (subject to availability); and guaranteed maximum cost of insurance rates.

Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "Policy Date", "Effective Date" or "Policy Effective Date" (or "Rider Date", "Rider Effective Date") refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as "Issue Date" or "Policy Issue Date" (or "Rider Issue Date") generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.


When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.

Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.


The "Policy Date" is the date on which we begin life insurance coverage under the policy if you have paid your initial Premium with your application. If you have not paid your initial Premium with your application, your life insurance coverage will begin on the day we receive your initial Premium. The Policy Date is also the date from which Policy Years, Policy Anniversary, Monthly Anniversary Days, Policy Months, Premium due dates, and age are determined.


Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, sex, and underwriting category of the insured.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 15 and at most age 85, if the policy is fully underwritten. Other age limits may apply if this Policy is not fully underwritten. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner


The Owner on the Date of Issue is designated in the Policy Specifications. You, as Owner, will make the following choices:


1) initial death benefit amount , death benefit option, and death benefit qualification test;

2) optional riders;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.

In addition, for policies sold on a multi-life basis as Lincoln AssetEdge (Reg.
TM) Exec VUL, the Enhanced Surrender Value Rider will automatically be included with each policy, and the Owner of each policy will have choice of which enhancement option is desired. (See discussion of "Enhanced Surrender Value Rider" in the Riders section of this prospectus).


You are entitled to exercise rights and privileges of your Policy as long as the insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, Surrender the Policy entirely, request a Reduction in Specified Amount, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries.

Right to Examine Period

You may return your Policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

Any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the policy's terms.



Initial Specified Amount


You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000 (other limits may apply when Policy is not fully underwritten). This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.




Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.

Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.

Market Timing


Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or fund shareholders.

In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.


We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.


Once an Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from an Owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.

Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.


Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.


In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the funds in the future.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their Redemption Fees and their ability to refuse or restrict purchases or redemptions of their shares.




Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account or on a limited basis from the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Dollar Cost Averaging transfers from the Fixed Account can only be elected at the time your Policy is issued. Transfers from the money market Sub-Account may be elected at any time while your Policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.


You may elect Dollar Cost Averaging at the time you apply for your Policy. In addition, you may elect Dollar Cost Averaging after your Policy has been issued by contacting our Administrative Office in writing at the address shown on the first page of this prospectus or by calling 1-800-487-1485.


Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or on a limited basis from the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) after 12 or 24 months (as elected by you); or

4) if your Policy is surrendered or otherwise terminates.


From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your financial advisor to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect Owners currently participating in the Dollar Cost Averaging program.


Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.

You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.



Riders


We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy. Rider availability may vary by whether the policy is fully underwritten. Election of riders may have tax consequences to you. Also, exercising a rider will enhance or restrict the benefits otherwise available under your Policy; any such enhancements or restrictions are discussed when the terms of the rider is discussed. (See discussion of each rider in the sub-sections headed "Waiver of Monthly Deduction Rider", "Change of Insured Rider", "Enhanced Surrender Value Rider", and "Overloan Protection Rider".) Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy. Please ask your financial advisor for an illustration that reflects the impact of adding a rider to your Policy or deleting a rider from your Policy before you make your decision.

Some of the riders discussed below are optional and you must decide whether to apply for those riders. Optional riders include the Waiver of Monthly Deduction Rider and the Change of Insured Rider. The Overloan Protection Rider will automatically be included with your Policy and the Enhanced Surrender Value Rider will also automatically be included if your Policy is applied for on a multi-life basis.


Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. Monthly Deductions will be waived during periods of covered total disability commencing prior to the Policy Anniversary nearest the insured's 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.

Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.


The following rider applies to policies issued on or after November 2, 2009. For all other policies, see Appendix B.


Exec Enhanced Surrender Value Rider. If application is made for policies to be purchased by a business or entity (i.e. an association, or trust established by business or association to fund employee or member benefits) on a multi-life basis (multiple policies covering several insureds who share a common association, employment or business relationship), the Exec Enhanced Surrender Value Rider ("Exec ESV Rider") is required and will automatically be issued with each policy. Please note that only businesses and entities may purchase this Policy on a multi-life basis and that only such businesses or entities may own the Policy and exercise the ownership privileges provided by the Policy (e.g. electing options, changing Beneficiaries, surrendering, borrowing). At the time of application, you will be able to choose between two options, each of which provide for an increase in the amount that may be received upon a Full Surrender of a policy than would otherwise be available under the Policy's terms ("Enhanced Surrender Value"). To receive the Enhanced Surrender Value, the Policy must be fully surrendered during the "Exec Enhanced Surrender Value Period." The Exec Enhanced Surrender Value Period is the number of Policy Years, starting from the date the Policy is issued, during which surrender charges apply to the Policy. Once the Policy is issued, the Owner will not be able to change Options. This rider does not provide for an Enhanced Surrender Value for Partial Surrenders or Policy Loans. This rider will terminate at the earliest of: the Full Surrender of the Policy for the benefit provided by this rider; the end of the Exec Enhanced Surrender Value Period; lapse of the Policy; or exchange, replacement, or any termination of the Policy other than for the benefits provided by the Change of Insured Rider. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider. You may not terminate the rider without terminating the Policy.

Under Option 1, the rider provides an increase in the amount you may receive upon a Full Surrender of the Policy than otherwise would be available under the terms of the Policy by waiving the Surrender Charge. To receive this increased amount ("Enhanced Surrender Value") your Policy must be fully surrendered during the Exec Enhanced Surrender Value Period (see section headed Surrender Charges - General" for a discussion of when Surrender Charges are imposed and how Surrender Charges are calculated).

Under Option 1, if the Policy is fully surrendered at any time during the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:

     1) the Policy's Accumulation Value; minus

     2) Indebtedness


Under Option 2, if you fully surrender your Policy during the first five Policy Years, this rider provides an increase in the amount you may receive as an Enhanced Surrender Value by waiving the Surrender Charge and by providing a credit for a portion of the monthly Administrative Fees that otherwise would be imposed during this period. The credit is calculated according to the formula shown below and is based on: (a) the lesser of the Initial Specified Amount or current Specified Amount, multiplied by a per $1000 of Specified Amount adjustment rate that will be shown in the Policy Specifications of your Policy following the words "Enhanced Surrender Value Per Thousand Adjustment Rate." The credit will offset a portion of those charges described in the Administrative Fees section of "Table II: Periodic Charges Other Than Fund Operating Expenses" as a monthly fee per dollar of Initial Specified Amount or increase in specified amount. After the first five Policy Years, the Enhanced Surrender Value will be calculated in the same manner as Option 1, shown above.


Under Option 2,


(a) if the Policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:

     1) the Policy's Accumulation Value; minus

     2) Indebtedness; plus

     3)

     (A) the lesser of (i) the Initial Specified Amount or (ii) the current Specified Amount, multiplied by


   (B) the Enhanced Surrender Value Per Thousand Adjustment Rate, shown in your Policy Specifications. Note: The result of this calculation provides a credit against a portion of the monthly Administrative Fees imposed during this period and will provide an offset against those charges described in the Administrative Fees section of "Table II:
       Periodic Charges Other Than Fund Operating Expenses" as a monthly fee per dollar of Initial Specified Amount or increase in specified amount.


(b) if the Policy is fully surrendered at any time after the fifth Policy Year and before the end of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered will equal:

     1) the Policy's Accumulation Value; minus

     2) Indebtedness

Accordingly, Option 2 provides a higher Enhanced Surrender Value than Option 1 when the Policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period.

Please see sample policy below for an example of hypothetical Accumulation and Surrender Values for Option 1 and Option 2. You may obtain more information about the possible impact of your choice of option by requesting a personalized policy illustration from your financial advisor.

Your Policy Accumulation Value at any point in time equals the sum of Fixed Account Value, the Separate Account Value, and the Loan Account Value (see the section headed "Policy Values" for a more detailed discussion). Your Policy Surrender Value equals the policy Accumulation Value less any Indebtedness less any applicable Surrender Charge (see section headed "Policy Surrenders" for a more detailed discussion).

The following example demonstrates hypothetical Accumulation Values and Surrender Values without the Exec Enhanced Surrender Value Rider ("Exec ESV Rider") and with the Exec Enhanced Surrender Value Rider showing the election of either Option 1 or Option 2 for a policy with a ten year Exec Enhanced Surrender Value Period (note: all Surrender Values and Enhanced Surrender Values are shown net of all policy expenses):

Sample Policy

o Insured: Male Standard Non-tobacco, age 55

o Duration of policy's Surrender Charge at issue: 15 years

o Specified Amount: $2,500,000

o Benefit Selection Option: Not Elected

o Death Benefit Option: 1 (Level)

o Planned annual Premium Payment: $60,000

o No Indebtedness

o Assumed Investment Return: 8.00% gross (7.24% net)*

o For this case, the Enhanced Surrender Value Per Thousand Adjustment Rate is $4.39 per $1,000 of Specified Amount for Option 2

                                Without
                            Exec ESV Rider                     With Exec ESV Rider - Option 1
                   ---------------------------------      ----------------------------------------
                    Accumulation         Surrender         Accumulation        Enhanced Surrender
 End of Year            Value              Value               Value                  Value
-------------      --------------      -------------      --------------      --------------------
      1            $   41,100          $        0         $   41,100          $   41,100
      2            $   85,259          $    4,184         $   83,699          $   83,699
      3            $  132,704          $   67,129         $  129,468          $  129,468
      4            $  183,680          $  133,580         $  178,644          $  178,644
      5            $  238,450          $  203,850         $  231,479          $  231,479
      6            $  297,295          $  278,195         $  289,805          $  289,805
      7            $  360,520          $  356,920         $  352,473          $  352,473
      8            $  427,372          $  427,372         $  418,722          $  418,722
      9            $  498,026          $  498,026         $  488,722          $  488,722
      10           $  572,714          $  572,714         $  562,700          $  562,700
      11           $  663,981          $  663,981         $  653,196          $  653,196
      12           $  760,963          $  760,963         $  749,339          $  749,339
      13           $  863,732          $  863,732         $  851,190          $  851,190
      14           $  972,720          $  972,720         $  959,173          $  959,173
      15           $1,088,435          $1,088,435         $1,073,782          $1,073,782



                                With Exec ESV
                              Rider - Option 2
                   ---------------------------------------
                    Accumulation        Enhanced Surrender
 End of Year            Value                 Value
-------------      --------------      -------------------
      1            $   41,100          $   52,075
      2            $   82,919          $   93,894
      3            $  127,850          $  138,825
      4            $  176,126          $  187,101
      5            $  227,993          $  238,968
      6            $  286,061          $  286,061
      7            $  348,449          $  348,449
      8            $  414,397          $  414,397
      9            $  484,070          $  484,070
      10           $  557,693          $  557,693
      11           $  647,803          $  647,803
      12           $  743,527          $  743,527
      13           $  844,920          $  844,920
      14           $  952,399          $  952,399
      15           $1,066,455          $1,066,455

* The Assumed Investment Return shown is illustrative only. Your investment return may be higher or lower than the rate used to create this table. The table is intended to illustrate the effect(s) of the application of the Exec ESV Rider on policy values and is not intended to imply that a purchaser can expect to achieve the values shown.

The description below, based on the sample policy noted above and values at the end of the second Policy Year, reflects how the values have been derived (please note that there is no Indebtedness in this example):

Without Exec ESV Rider

(a) The Accumulation Value: $85,259

(b) Less the Surrender Charge: $81,075

(c) The Surrender Value is then floored at $4,184

With Exec ESV Rider - Option 1

(a) The Accumulation Value: $83,699, which is net of the monthly $0.05 per $1,000 of Initial Specified Amount charge for the Exec ESV Rider

(b) The Surrender Charge is waived: $0

(c) $83,699 less $0 equals the Surrender Value of $83,699

With Exec ESV Rider - Option 2

(a) The Accumulation Value: $82,919, which is net of the monthly $0.075 per $1,000 of Initial Specified Amount charge for the Exec ESV Rider

(b) The Surrender Charge is waived: $0

(c) The additional credit for a portion of the Administrative Fee is:

     (A) The Enhanced Surrender Value Per Thousand Adjustment Rate for this insured: $4.39 multiplied by

     (B) $2,500 ($2,500,000 of Specified Amount divided by $1,000) which equals $10,975

(d) $82,919 less $0 plus $10,975 equals the Surrender Value of $93,894

(Please note that the additional credit for a portion of the Administrative Fees, as shown in (c), above, is not available to be applied with respect to calculations of the Enhanced Surrender Value payable after the fifth Policy Year.)

Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your Policy. There is no charge for adding this rider to your Policy. However, if you choose to elect this benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.



Continuation of Coverage

If the insured is still living at attained age 100, and the Policy has not been surrendered, the Policy will automatically remain in force until surrender or death of the insured.

The death benefit will equal the Death Benefit Proceeds. The Death Benefit Proceeds will be the greater of:

     1) the amount determined by the death benefit option in effect on the date of death of the insured; and

  2) an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the specifications pages of your Policy less any Indebtedness. (See section headed "Death Benefits - Death Benefit Options" for more information concerning the death benefit options.)

The Death Benefit Proceeds payable under this Continuation of Coverage provision may be reduced if you have elected a Benefit Selection Option percentage. The Benefit Selection Option and the impact the Benefit Selection Option may have on the Continuation of Coverage provision is detailed in the section below headed "Benefit Selection Option".

There are certain changes that will take place on the Policy Anniversary when the insured reaches attained age 100:

1) we will no longer accept Premium Payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account;

4) we will continue to credit interest to the Fixed Account; and

5) we will no longer transfer amounts to the Sub-Accounts.

However, loan interest will continue to accrue. Provisions may vary in certain states.



Benefit Selection Option


This section applies to policies issued on or after November 2, 2009. For all other policies, see Appendix B.

When you apply for the Policy, you may elect the Benefit Selection Option. If you elect this option, you will reduce the Specified Amount used to calculate the Death Benefit Proceeds under the Continuation of Coverage provision if the insured dies after reaching attained age 100. If you do not elect this option, then the amount of the Specified Amount in effect at the time of the insured's death after attained age 100 will not be reduced by the Benefit Selection Option, and therefore the full amount of the Specified Amount in effect at the time of the insured's death after reaching attained age 100 will be used in the calculation of the Death Benefit Proceeds.

With this option, you can select a balance between potentially greater Accumulation Value and the death benefit protection provided after attained age 100 by the Continuation of Coverage provision of your Policy. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of Specified Amount monthly administrative expense fee (the "Monthly Administrative Expense Fee") deducted from your Policy and thereby reduce the cost of the death benefit provided by your Policy. Since reducing the monthly charges will reduce the amounts deducted from your Policy's Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts. Inasmuch as your election to reduce the Continuation of Coverage death benefit would not affect your Policy until the insured reaches attained age 100, you should discuss with your financial advisor the extent to which your need for such protection may decrease at that point. Your financial advisor can prepare personalized illustrations which would demonstrate the impact of your choosing a Benefit Selection Option percentage greater than zero.

You elect this option by choosing a Benefit Selection Option percentage greater than zero. Your election will reduce the Policy's Monthly Administrative Expense Fee; however, it will also reduce the death benefit provided by the Continuation of Coverage provision of your Policy to the extent that the death benefit is based upon the Specified Amount. The Continuation of Coverage provision of your Policy provides for a death benefit after the insured has reached Attained Age 100 which is the greater of:


 (i) the death benefit provided by the Death Benefit Option you have chosen (which is the Specified Amount or uses the Specified Amount as a factor in its calculation) (referred to as the "Continuation of Coverage Death Benefit Based Upon Specified Amount"); or

 (ii) an amount equal to your Policy's Accumulation Value on the date of death multiplied by the percentage shown in the corridor percentages table in the specifications pages of your Policy (referred to as the "Continuation of Coverage Death Benefit Based Upon Accumulation Value"),


both less Indebtedness (see section headed "Death Benefits - Death Benefit Options" for discussion of impact on death benefits of your choice of Death Benefit Options). Therefore, choosing the maximum Benefit Selection Option percentage (that is, 100%) will only reduce the Specified Amount used to calculate the death benefit provided by the Continuation of Coverage Death Benefit Based Upon Specified Amount (sub-clause (i) above) to zero, but will not reduce the death benefit provided by the Continuation of Coverage Death Benefit Based Upon Accumulation Value (sub-clause (ii) above) to zero if your Policy has positive Accumulation Value (see section headed "Continuation of Coverage" for a discussion of the death benefit provided by this provision). The Benefit Selection Option percentage you have selected will be shown in the Policy Specifications pages of your Policy following the words "Benefit Selection Option: __%", along with the reduction to the Continuation of Coverage specified amount (following the words "If the Insured is still living and this Policy is still In Force at Attained Age 100, the Specified Amount will be reduced by __%").


The following example shows three policies on the same insured. In the first policy, the Benefit Selection Option was not elected; and in the second and third policies the Benefit Selection Option (with differing percentages) was elected:


                                       Male, 55 Year Old, Standard Non-tobacco
                                                           Continuation
 Benefit Selection        Monthly Administrative           of Coverage
       Option                   Expense Fee              Specified Amount                       Result
 Election: None          $0.39167 per                  100% of Specified        This option offers the full Specified
                         thousand of Specified         Amount (higher)          Amount during Continuation of
                         Amount (higher)                                        Coverage. The price of the protection
                                                                                is reflected in the higher Monthly
                                                                                Administrative Expense Fee.

                                       Male, 55 Year Old, Standard Non-tobacco
                                                          Continuation
 Benefit Selection        Monthly Administrative           of Coverage
       Option                   Expense Fee             Specified Amount                       Result
 Election: 50%           $0.23751 per                  50% of Specified        This option offers less than the full
                         thousand of Specified         Amount (lower)          Specified Amount during
                         Amount (lower)                                        Continuation of Coverage. The
                                                                               Monthly Administrative Expense Fee
                                                                               is reduced in exchange. Therefore,
                                                                               this option allows somewhat more
                                                                               money to be invested in the Sub-
                                                                               Accounts or allocated to the Fixed
                                                                               Account while providing a part of the
                                                                               Specified Amount during
                                                                               Continuation of Coverage.
 Election: 100%          $0.08333 per                  0% of Specified         This option offers no Continuation of
                         thousand of Specified         Amount (lowest)         Coverage Specified Amount*. The
                         Amount (lowest)                                       Monthly Administrative Expense Fee
                                                                               is reduced in exchange. Therefore,
                                                                               this option allows more money to be
                                                                               invested in the Sub-Accounts or
                                                                               allocated to the Fixed Account.

* Note: Although Continuation of Coverage Specified Amount is zero, the Continuation of Coverage provision of your Policy provides for an alternate calculation based on your Policy's Accumulation Value on the date of death. See section headed "Continuation of Coverage" for a discussion of the death benefit to be paid.

The following examples demonstrate hypothetical Accumulation Values and Continuation of Coverage death benefits. The column headed "Continuation of Coverage Specified Amount" shows the amount of the death benefit to be paid under the Continuation of Coverage provisions of the Policy when the calculation of that amount is based upon the Specified Amount. The column headed "Illustrated Death Benefit Proceeds" shows the amount of the death benefit paid under the Continuation of Coverage provisions of the Policy when the calculation of that amount is based on Accumulation Value. The example below assumes that your allocations to the Sub-Accounts available under the Policy return an amount equal to the Assumed Investment Return each year shown:


o Insured: Male Preferred Non-tobacco, age 60

o Specified Amount: $1,000,000

o Annual Premium Payment: $36,000 for 40 years is paid at or before the beginning of each of the first 40 Policy Years

o No Indebtedness on the Policy

o Death Benefit Option: 1 (level)

o Death Benefit Qualification Test: Cash Value Accumulation Test

o Assumed Investment Return: 8.00% gross (7.24% net)

o Assumed Fixed Account Interest Rate: 5.05%

Benefit Selection
    Option %                             0% (Not Elected)
                                            Continuation        Illustrated
  End                                        of Coverage           Death
  of                    Accumulation          Specified           Benefit
 Year        Age            Value              Amount             Proceeds
  40        100          5,408,109           1,000,000          5,462,190
  41        101          5,692,580           1,000,000          5,749,506
  42        102          5,992,016           1,000,000          6,051,936
  43        103          6,307,202           1,000,000          6,370,274



                                     50%                                                       100%
                                 Continuation        Illustrated                            Continuation        Illustrated
  End                             of Coverage           Death                                of Coverage           Death
  of         Accumulation          Specified           Benefit          Accumulation          Specified           Benefit
 Year            Value              Amount             Proceeds             Value              Amount            Proceeds
  40          5,709,671            500,000           5,766,768           6,007,037               0              6,067,108
  41          6,010,005            500,000           6,070,105           6,323,013               0              6,386,244
  42          6,326,138            500,000           6,389,399           6,655,610               0              6,722,166
  43          6,658,899            500,000           6,725,488           7,005,702               0              7,075,759


The following example uses the same sample policy and assumptions as the example above except that the Assumed Investment Return is 0.00% gross (-0.76% net):




Benefit Selection
    Option %                             0% (Not Elected)
                                            Continuation        Illustrated
  End                                        of Coverage           Death
  of                    Accumulation          Specified           Benefit
 Year        Age            Value              Amount             Proceeds
  40        100           28,002             1,000,000          1,000,000
  41        101           29,475             1,000,000          1,000,000
  42        102           31,025             1,000,000          1,000,000
  43        103           32,657             1,000,000          1,000,000



                                     50%                                                       100%
                                 Continuation        Illustrated                            Continuation        Illustrated
  End                             of Coverage           Death                                of Coverage           Death
  of         Accumulation          Specified           Benefit          Accumulation          Specified           Benefit
 Year            Value              Amount             Proceeds             Value              Amount            Proceeds
  40           234,712             500,000            500,000             441,430                0               445,844
  41           247,058             500,000            500,000             464,650                0               469,296
  42           260,053             500,000            500,000             489,091                0               493,982
  43           273,732             500,000            500,000             514,817                0               519,966

In addition, the Continuation of Coverage Specified Amount will be $1,000,000 without the Benefit Selection Option elected, $500,000 when a 50% Benefit Selection Option is selected, and $0.00 when a 100% Benefit Selection Option is selected. Therefore, if you elect the maximum Benefit Selection Option percentage of 100%, you will be relying on the Accumulation Value of your Policy to provide a death benefit under your Policy's Continuation of Coverage provision.


You elect this option by selecting a percentage from 1 to 100%. This election must be made at Policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your Policy is best shown in an illustration. Please ask your financial advisor for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.

If elected, the percentage you select under this option will be shown in your Policy Specifications. Once your Policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.




Termination of Coverage

All policy coverage terminates on the earliest of:

1) Full Surrender of the Policy;

2) death of the insured; or

3) failure to pay the necessary amount of Premium to keep your Policy in force before the end of any applicable Grace Period.

State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your Policy.


PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. There is no minimum Premium required, except as may be required to maintain the No-Lapse Provision, or to keep the Policy in force. Premiums may be paid any time before the insured attains age 100.

The initial Premium must be paid for policy coverage to be effective.



Allocation of Net Premium Payments

Your "Net Premium Payment" is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account. See section headed "Right to Examine Period" for a discussion of when Net Premium Payments are allocated to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the "Valuation Period" in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m., Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between "Valuation Days". A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.



Planned Premiums; Additional Premiums


Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.


In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You should remain cognizant that the amount and timing of your Premium Payments will have an impact on your Policy benefits.

Amount of Premium Payments: For example, if you pay a Premium in an amount higher than the Premium you planned to pay, the additional amount would be available for allocation to the Sub-Accounts and the Fixed Account. Those additional amounts could, depending upon investment results to the extent you allocate the additional amount to the Sub-Accounts, create additional policy values. Generally, if additional policy values were created, those additional policy values could, depending upon the death benefit option you choose (see section headed "Death Benefits" for further information on choice of death benefit options), provide additional benefits upon the death of the insured and additional value against which a loan on the Policy could be made. In addition, those potential additional policy values could reduce the deductions from your policy values for Cost of Insurance Charges (this may occur because the policy's Net Amount at Risk may be lower- see section headed "Cost of Insurance Charge" for discussion of Cost of Insurance Charges).

Conversely, if you pay less Premium than planned, smaller amounts would be available to be allocated to the Sub-Accounts and the Fixed Accounts. Those smaller amounts could, depending upon investment results to the extent you allocate Premium Payments to the Sub-Accounts, result in smaller policy values. In addition, those potentially smaller policy values could increase deductions from those policy values for Cost of Insurance Charges (by increasing the policy's Net Amount at Risk - see section headed "Cost of Insurance Charge" for discussion of Cost of Insurance Charges).

Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.

In addition, policy charges which are asset based, such as the mortality and expense risk charge, would increase as policy values increase and would, thereby, reduce the potential for additional policy values. Conversely, those asset-based policy charges would decrease as policy values decrease and would, thereby, reduce the amounts deducted from policy values.


However, the amount of Premium you can pay for your Policy are subject to limits which are discussed in the Tax Issues section of the prospectus. In addition, the amount of Premiums you may pay also may be limited as discussed later in this section.

Timing of Premium Payments: Making a Premium Payment earlier than you planned to make the payment would make that additional amount available for allocations to the Sub-Accounts and the Fixed Account sooner than planned, and could, depending upon investment results to the extent you allocate the earlier Premium Payment to the Sub-Accounts, create additional policy values, in part because your Premiums would be available for investment earlier than you had planned.

Conversely, making a Premium Payment later than you planned to make the payment would make that amount available for allocation to the Sub-Accounts and the Fixed Account later than planned, and could, depending upon investment results to the extent you allocate the later Premium Payment to the Sub-Accounts, result in smaller policy values, in part because your Premiums would be available for investment later than you had planned.

Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.

Please ask your financial advisor for an illustration which would demonstrate the impact the amount and timing of your Premium Payments may have on your Policy.


Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the Specified Amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.


We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.

Policy Values

Policy value in your variable life insurance policy is also called the Accumulation Value.

The Accumulation Value equals the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. At any point in time, the Accumulation Value reflects:

1) Net Premium Payments made;

2)  the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4)  interest credited to the Fixed Account or the Loan Account;

5)  Persistency Bonuses;

6)  Monthly Deductions; and

7)  all charges and fees deducted.

The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.

A unit of measure used in the calculation of the value of each Sub-Account is the "Variable Accumulation Unit". It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-
  Account for a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account Value. Interest is credited daily on the Fixed Account Value at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3.0%) or a higher rate determined by the Company.

The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 3.0% in all years.

The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.



Additional Bonus Credits


For policies issued on or after November 2, 2009, on each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 16, we will make "Additional Bonus Credits" to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.20% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day.

For all other policies, on each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 21, we will make Additional Bonus Credits to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.15% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day.

The Additional Bonus Credits are based upon reduced costs in later Policy Years that we can pass on to policies that are still in force. Our payment of the Additional Bonus Credits will not increase or otherwise affect the charges and expenses of your Policy or any policy riders.



DEATH BENEFITS

The "Death Benefit Proceeds" is the amount payable to the Beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders and your selection of a Benefit Selection Option percentage may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the section of this prospectus headed "Continuation of Coverage" for a discussion of the death benefits for age 100 and later.




Death Benefit Proceeds

The Death Benefit Proceeds payable upon the death of the insured will be the greater of:

1) the amount determined by the death benefit option (see below) in effect on the date of the death of the insured, less any Indebtedness; or


2) an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness.




Death Benefit Options


Three different death benefit options are available. Your choice of option will depend on your insurance needs. The options offered are intended to provide you with flexible solutions to changing insurance needs. You may choose the death benefit option at the time you apply for your Policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. (See discussion under heading "Changes to the Initial Specified Amount and Death Benefit Options" for details as to changes you are permitted to make in your choice of death benefit option after your Policy has been issued). Your financial advisor can assist you in determining the option that best meets your needs.


The following table provides more information about the death benefit options.



 Option                     Death Benefit Proceeds Equal to the                            Variability
    1         Specified Amount (a minimum of $100,000) level death benefit.        None; level death benefit

 Option                         Death Benefit Proceeds Equal to the                                 Variability
    2         For policies issued on or after November 2, 2009, the greater of:           May increase or decrease over
              a) the sum of the Specified Amount plus the Net Accumulation                time, depending on the amount
              Value as of the date of the insured's death, less any Partial               of Premium paid and the
              Surrenders after the date of death (i.e. Partial Surrender amounts          investment performance of the
              we may have paid to the Owner after the date of the insured's               Sub-Accounts or the interest
              death but before the death of the insured was reported to us); or           credited to the Fixed Account.
              b) the Specified Amount as of the date of the insured's death, multiplied by 115%, less any Partial Surrenders after the date of death.
              For all other policies, only a) applies.
    3         Either                                                                      Will generally increase,
              a) Sum of the Specified Amount plus the accumulated Premiums;               depending on the amount of
              or                                                                          Premium paid.
              b) If elected by the Owner at the time the Policy is applied for, sum of the Specified Amount plus the accumulated Premiums minus the cumulative policy factor and in each case up to the Death
              Benefit Option 3 limit shown in the Policy Specification, as of the date of the insured's death. Any Premium paid that will cause the
              Death Benefit Proceeds to exceed this limit will be applied to the policy value but will not increase the death benefit. The
              cumulative policy factor is calculated at the time the Policy is issued as:
              i) the applicable monthly rate used by the Internal Revenue
              Service (IRS); or
              ii) an alternative monthly rate permitted by the IRS, if you have selected this alternative rate at the time the Policy is applied for; times
              iii) the Specified Amount divided by 1000. Amounts of any
              Partial Surrenders after the date of death will be deducted from any amount payable under this Death Benefit Option 3.


The "cumulative policy factor" referred to in the table above is elected at the time you apply for the Policy. Generally, the calculation with the cumulative policy factor is elected in situations where a business will own the Policy. The "applicable monthly rate" and the "alternative monthly rate" are determined by the Internal Revenue Service in accordance with Section 1474 (d) of the Internal Revenue Code. While these rates may vary over time, the rate at the time your Policy is issued will be used. The IRS from time to time publishes the rate used. You may obtain that current rate from the IRS or by calling our Administrative Office.

Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the Net Amount at Risk. The Net Amount at Risk for your Policy is the difference between the Specified Amount and the Net Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, if your Policy Net Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less that if your Policy Net Accumulation Value did not increase or declined. (See section headed "Cost of Insurance" for discussion of Cost of Insurance Charges.)

The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000 (other limits may apply when Policy is not fully underwritten).

A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the Specified Amount.)


The death benefit option may be changed to Death Benefit Option 1, subject to our consent, as long as the Policy is in force.

You must submit all requests for a change to Death Benefit Option 1 and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.




 Option change                                                    Impact
     2 to 1          For policies issued on or after November 2, 2009, the Specified Amount will be increased by the greater of:
                     a) the Accumulation Value as of the effective date of change; or
                     b) the Specified Amount as of the Monthly Anniversary Day on or next following the date we receive the request for a change, multiplied by 15%.

                     For all other policies, only a) applies.

                     (This changes the death benefit under the policy from one that may increase over time by the growth in the policy's Net Accumulation Value to a level death benefit.)
     3 to 1          The Specified Amount will be increased by accumulated Premiums (less the cumulative policy factor if that factor is elected) as of the effective date of the change.


A Surrender Charge may apply to a Reduction in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in the specifications pages of each policy.

Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the death benefit qualification test you elected at the time you applied for the Policy.

In addition, the death benefit qualification tests, as discussed below, require certain relationships between Premium and death benefit and between policy Accumulation Value and death benefit. As a result, we may increase the policy's death benefit above the Specified Amount in order to satisfy the test you elected. If the increase in the policy's death benefit causes an increase in the Net Amount at Risk, charges for the Cost of Insurance Charge will increase as well.

Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a Premium Payment by you or the policy Accumulation Value is sufficient to cover the increased Monthly Deduction. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.

Death Benefit Qualification Test

You will also choose between the two death benefit qualification tests, the "Cash Value Accumulation Test" and the "Guideline Premium Test". You must choose the death benefit qualification test when you apply for the Policy. If you do not choose a death benefit qualification test at that time, you will be deemed to have chosen the Guideline Premium Test. Once your Policy has been issued and is in force, the death benefit qualification test cannot be changed. The Cash Value Accumulation Test is not available if you choose Death Benefit Option 3.

The Guideline Premium Test limits the amount of Premium payable for an Insured of a particular age and sex. It also applies a prescribed cash value corridor percentage to determine a minimum ratio of death benefit to Accumulation Value.



The Cash Value Accumulation Test requires that the death benefit be sufficient to prevent the Accumulation Value, as defined in Section 7702 of the Code, from ever exceeding the net single Premium required to fund the future benefits under the Policy. If the Accumulation Value is ever greater than the net single Premium at the Insured's age and sex for the proposed death benefit, the death benefit will be automatically increased by multiplying the Accumulation Value by a death benefit conversion percentage that is defined as $1,000 divided by the net single Premium. A table of the corridor percentages for the death benefit qualification test you elected will be included as a part of the Policy Specifications when you receive your Policy.


The tests differ as follows:

(1) the Guideline Premium Test expressly limits the amount of Premium that you can pay into your Policy; the Cash Value Accumulation Test indirectly limits the Premium.

(2) the factors that determine the minimum death benefit relative to the Policy's Accumulation Value are different. Required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.

(3) If you wish to pay more Premium than is permitted under the Guideline Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits higher Premium Payments. However, the higher death benefit conversion percentage might cause you to pay higher Cost of Insurance Charges. Payment of higher Premiums could also cause your Policy to be deemed a MEC.

(4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the Guideline Premium Test will better serve this objective. Since the corridor percentages are lower, the smaller required death benefit generally results in lower Cost of Insurance Charges.


You should consult with a qualified tax advisor before choosing the death benefit qualification test.

Please ask your financial advisor for illustrations which demonstrate the impact of selection of each test on the particular Policy, including any riders, which you are considering.




Payment of Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.

If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg. TM) account in the recipient's name as the Owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in Lincoln's General Account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


POLICY SURRENDERS

You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.


The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value"). If the Enhanced Surrender Value Rider is issued with your Policy, your Surrender Value may be enhanced if you fully surrender your Policy during the first five Policy Years.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven calendar days (or the Valuation Day next succeeding such day) of our receipt of your request.

At any time, you may transfer all of the Separate Account Value to the Fixed Account. You may then surrender the Policy in exchange for a life insurance policy the values and benefits of which do not depend upon the performance of the Separate Account. The new policy will not require the payment of further Premiums, and the amount of the death benefit will be equal to what can be purchased on a single Premium basis by the Surrender Value of the Policy you are surrendering. Please contact your financial advisor for an illustration of the policy you could receive if you decide to exchange your Policy.


As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for withdrawals or surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for Death Benefit Proceeds. Please see "Payment of Death Benefit Proceeds" section in this prospectus for more information about SecureLine (Reg. TM).

Partial Surrender


You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges). Your Policy's Surrender Value equals the Policy Accumulation Value less any Indebtedness, less any applicable Surrender Charge.


Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.




   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              The Specified Amount will be reduced by the greater of:
                        a. zero; or
                        b. an amount equal to the amount of the Partial Surrender minus the result of [(1) minus (2)]
                        divided by (3) where:
                        (1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the Partial Surrender multiplied by the applicable percentage shown in the Corridor
                        Percentages Table in the Policy Specifications;
                        (2) is the Specified Amount immediately prior to the Partial Surrender; and
                        (3) is the applicable percentage shown in the Corridor Percentages Table in the Policy
                        Specifications.
         2              Will reduce the Accumulation Value, but not the Specified Amount.
         3              Will reduce the accumulated Premiums, and the Specified Amount to the extent that the amount of the Partial Surrender exceeds the accumulated Premiums.


Partial Surrender proceeds will generally be paid within seven calendar days of our receipt of your request.


POLICY LOANS
Your Policy permits you to borrow against the Surrender Value of your Policy. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the policy's death benefit and Accumulation Value. If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges.)

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which policy Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account of do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues daily at an effective annual rate of 4.0% in years 1-10 and 3.10% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 3.0% in all years, so the net cost of your Policy Loan is 1.0% in years 1-10 and 0.0% thereafter.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise. When making a payment other than an initial payment to us, we will apply your payment as Premiums and not as loan repayments unless you specifically instruct us otherwise.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the provisions of the No-Lapse Provision are preventing Policy Termination. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.

You should carefully consider that requesting a Policy Loan will reduce the Enhanced Surrender Value available under the Enhanced Surrender Value Rider and Exec Enhanced Surrender Value Rider (see section headed "Riders - Enhanced Surrender Value Rider and Exec Enhanced Surrender Value Rider" for discussion of the benefits available). In addition, as your Policy will include the Overloan Protection Rider, your Policy will not lapse solely because the total of your Policy Loans plus unpaid interest exceeds the Accumulation Value of your Policy less Surrender Charges (see section headed "Riders - Overloan Protection Rider" for a discussion of the benefits available).


LAPSE AND REINSTATEMENT
If at any time

1) the Net Accumulation Value of the Policy is insufficient to pay the Monthly Deduction, and

2) the No-Lapse Provision of the Policy is not preventing Policy Termination, then all policy coverage will terminate. This is referred to as Policy
Lapse.

The Net Accumulation Value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.

If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.

In addition, your Policy includes a No-Lapse Provision, if available (see section headed "No-Lapse Provision" below for discussion of availability), which is described below, and may prevent lapse.

No-Lapse Provision


Your Policy includes a No-Lapse Provision, if available to you under our underwriting guidelines. This means that if this provision is available to you your Policy will not lapse as long as you have paid the required No-Lapse Premium. The No-Lapse Premium is the cumulative Premium required to maintain the No-Lapse Provision, preventing your Policy from lapse, and is shown in the Policy Specifications.


There is no difference in the calculation of policy values and death benefit between a policy that has the No-Lapse Provision, and a policy that does not. This is true whether or not the No-Lapse Provision is active and keeping the Policy from lapsing.

There is no charge for this feature. It is only available with death benefit options 1 and 2.


There are two levels of No-Lapse Protection:


1) a guarantee for the first 20 Policy Years; and

2) a guarantee for the first 10 Policy Years.




                                                                                 Provision will terminate upon
          Level                         Lapse Protection                                the earliest of
 First 20 Policy Years        During the first 20 years, the           1) the insured reaches age 100, or
                              Policy will not lapse even if the        2) the beginning of the 21st Policy Year.
                              Net Accumulation Value is                Failure to meet the No-Lapse Premium
                              insufficient to meet the Monthly         requirement during the first 20 years does not
                              Deductions, as long as the sum           terminate the No-Lapse Provision. Any Premium
                              of:                                      shortfall can be made up while the Policy is in
                              o all Premium Payments (less             force or during the policy's Grace Period.
                              any Partial Surrenders)                  Continuing to pay the 20 year No-Lapse
                              accumulated at 4.0% interest             Premium beyond the termination of the 20 Year
                              o minus any Indebtedness is at           No-Lapse Provision does not guarantee that the
                              least equal to the sum of the            Policy will not lapse. Payments must be
                              20 year No-Lapse Premiums                sufficient to cover your Monthly Deductions.
                              due since date of issue                  However, you may still qualify for the 10 year
                              (shown in the Policy                     No-Lapse Provision.
                              Specifications) accumulated
                              at 4.0% interest.
 First 10 Policy Years        During the first 10 years, the           1) the insured reaches age 100, or
                              Policy will not lapse even if the        2) the beginning of the 11th Policy Year.
                              Net Accumulation Value is                Failure to meet the No-Lapse Premium
                              insufficient to meet the Monthly         requirement during the first 10 years does not
                              Deductions, as long as the sum           terminate the No-Lapse Provision. Any Premium
                              of:                                      shortfall can be made up while the Policy is in
                              o all Premium Payments (less             force or during the policy's Grace Period.
                              any Partial Surrenders)                  Continuing to pay the 10 year No-Lapse
                              accumulated at 4.0% interest             Premium beyond the termination of the 10 year
                              o minus any Indebtedness is at           No-Lapse Provision does not guarantee that the
                              least equal to the sum of the            Policy will not lapse. Payments must be
                              10 year No-Lapse Premiums                sufficient to cover your Monthly Deductions.
                              due since date of issue
                              (shown in the Policy
                              Specifications) accumulated
                              at 4.0% interest.

If you fail to satisfy the requirements for the 20 year and 10 year No-Lapse Provisions, and you have paid insufficient Premium to cover your Monthly Deductions, the Policy, after notice, and expiration of the Policy's Grace Period, will lapse.


If this provision is available to you, your levels of No-Lapse Premiums are shown on the Policy Specifications pages. To determine if you are meeting the cumulative Premium Payment required to retain the No-Lapse Protection, review your most recent quarterly statement or contact our Administrative Office.

You do not need to make an election as to which of the No-Lapse Provisions you wish to apply to your Policy. The cumulative amount of Premiums you actually pay will determine whether either provision would be available to prevent your Policy from lapsing during either the first 10 or the first 20 Policy Years. Therefore, for example, you may begin by paying the Premiums necessary to meet the 10 year No-Lapse Provision and in the fourth Policy Year determine that you would like to take advantage of the 20 year No-Lapse Provision. You may then pay the additional Premiums needed to meet the cumulative Premiums required by the 20 year No-Lapse Provision, and if you do pay such amounts you may take advantage of the 20 year No-Lapse Provision. Your financial advisor can provide you with an illustration which would demonstrate how this might work.

This example only applies to policies issued on or after November 2, 2009. For all other policies, see Appendix B.

The following hypothetical example compares each of the two No-Lapse benefits for a male, standard non-tobacco, issue age 55, with a Specified Amount of $1,000,000 and no Indebtedness:



                                 No-Lapse Provision with 10-year No-
                                            Lapse period                   No-Lapse Provision with 20-year No-Lapse period
 Required annual                $8,850                                    $9,920
 Premium amount
 Required Premium period        10 years                                  20 years
 Duration of No-Lapse           10 years                                  20 years
 Protection if Premium
 Payment requirement
 met
 Death benefit amount if        Same as policy death benefit              Same as policy death benefit
 No-Lapse Protection is
 preventing lapse


If the No-Lapse Provision terminates, the Premiums you must pay to keep the Policy in force may be significantly higher than the No-Lapse Premium would have been. If you pay only the minimum Premium needed to keep the No-Lapse Provision in force, you may be foregoing the potential for increased Accumulation Value that higher Premium Payments could provide.

Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.



Reinstatement of a Lapsed Policy

If your Policy has lapsed and the insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of the insured is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your Policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which your Policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy Lapsed plus the Net Premium Payment made less all Monthly Deductions due.


TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of Premium paid depending upon the insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with U.S. Treasury Department ("Treasury") regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.


The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid depending upon the insured's age, gender, and risk classification, but requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We will apply this test to the Policy if you have so elected at the time you applied for the Policy.


Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered "adequately diversified."


Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.


Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a Modified Endowment Contract ("MEC"). A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. A policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-Pay Test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which a Policy may become a MEC include a material change to the policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.


Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.



Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a Policy Lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.




Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.

If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a Premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance Premium deposit funds.

The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or offer you the opportunity to apply for an increase in Death Benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a Premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to become a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.

Any interest and other earnings on funds in a Premium deposit fund will be includible in income subject to tax as required by law.


Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the policy.


Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the Premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.


Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.


Unearned Income Medicare Contribution. Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, full surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from the Policy are subject to this tax.


Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Fair Market Value of Your Policy


It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of the Policy.




Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.


Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.


LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

FINANCIAL STATEMENTS

The December 31, 2012 financial statements of the Separate Account and the December 31, 2012 financial statements of the Company are located in the SAI.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).


Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Capital Markets
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements
   Administrative Services


POLICY INFORMATION
   Corporate and Group Purchasers and Case
      Exceptions
   Assignment
   Transfer of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferment of Payments
   Incontestability
   Misstatement of Age or Sex
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial advisor without charge.


You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

Lincoln Life & Annuity Flexible Premium Variable Life Account M
1933 Act Registration No. 333-155333
1940 Act Registration No. 811-08559

                               End of Prospectus

APPENDIX A

The following applies to policies issued on or after November 2, 2009. For all other policies, see Appendix A-1.


EXAMPLE OF SURRENDER CHARGE CALCULATIONS:

The following hypothetical examples demonstrate the impact of Surrender Charges under different scenarios shown below for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000, no Indebtedness, assumed investment return of 8.00% (7.26% net) and a planned annual Premium Payment of $15,000:

     1) Fully Surrender the Policy at the end of the representative Policy Years shown:


 End of Year         Accumulation Value         Surrender Charge         Surrender Value
  1                         10,303                   26,310                        0
  5                         59,539                   14,340                   45,199
  10                       143,001                        0                  143,001

     In the table above, the Surrender Charge at the end of year 1 would be:

     a) 26.31 multiplied by

     b) 1,000 ($1,000,000 divided by 1,000), or $26,310.

  2) Decrease the Initial Specified Amount by $250,000 from $1,000,000 to $750,000 at the end of the representative Policy Years shown:


 End of Year         Surrender Charge
  1                       6,578
  5                       3,585
  11                          0

     In the table above, the Surrender Charge at the end of year 1 would be:

     a) 26.31 multiplied by

     b) 250 ($250,000 divided by 1,000), or $6,578.

  3) Increase the Initial Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 3, at attained age 48, standard non-tobacco, and then Fully Surrender the Policy at the end of the representative Policy Years shown:


                                               Surrender Charge on
                                              Initial $1,000,000 of
 End of Year        Accumulation Value           Specified Amount
 5                         50,738                    14,340
 7                         74,054                     7,670
 9                        100,360                         0
 12                       152,413                         0



                      Surrender Charge on           Total
                    Additional $500,000 of        Surrender
 End of Year           Specified Amount            Charge         Surrender Value
 5                          10,825                 25,165              25,573
 7                           6,975                 14,645              59,409
 9                           3,120                  3,120              97,240
 12                              0                      0             152,413

     In the table above, the Surrender Charge at the end of year 5 would be:

     a)

      (i) 14.34 multiplied by

      (ii) 1,000 ($1,000,000 divided by 1,000), plus

     b)

      (i) 21.65 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $25,165.

  o At the end of year 5 and 7, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.

     o At the end of year 9, the Surrender Charge for the Initial Specified Amount would have expired.

  o At the end of year 12, the Surrender Charge for both the Initial and additional Specified Amount would have expired.

4) Increase the Initial Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 3, at attained age 48, standard non-tobacco, and then decrease the Specified Amount by $900,000 from $1,500,000 to $600,000 at the end of the representative Policy Year shown:


                      Surrender Charge on            Surrender Charge on
                     Initial $1,000,000 of         Additional $500,000 of         Total Surrender
 End of Year            Specified Amount              Specified Amount                Charge
  5                          5,736                         10,825                     16,561
  9                              0                          3,120                      3,120
  12                             0                              0                          0

In the table above, the Surrender Charge at the end of year 9 would be:

a)

     (i) 14.34 multiplied by

     (ii) 400 ($400,000 divided by 1,000) plus

b)

     (i) 21.65 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $16,561.

  o At the end of year 5, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.

     o At the end of year 9, the Surrender Charge for a decrease on the Initial Specified Amount would have expired.

  o At the end of year 12, the Surrender Charge for a decrease on both the Initial and additional Specified Amount would have expired.

APPENDIX A-1

The following applies to all policies issued before November 2, 2009.


EXAMPLE OF SURRENDER CHARGE CALCULATIONS:

The following hypothetical examples demonstrate the impact of Surrender Charges under different scenarios shown below for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000, no Indebtedness, assumed investment return of 8.00% (7.24% net) and a planned annual Premium Payment of $15,000:

     1) Fully Surrender the Policy at the end of the representative Policy Years shown:


 End of Year         Accumulation Value         Surrender Charge         Surrender Value
  1                         11,807                   25,350                        0
  5                         66,246                   11,030                   55,216
  10                       154,883                        0                  154,883

     In the table above, the Surrender Charge at the end of year 1 would be:

     a) $25.35 multiplied by

     b) 1,000 ($1,000,000 divided by 1,000), or $25,350.

  2) Decrease the Initial Specified Amount from $250,000 from $1,000,000 to $750,000 at the end of the representative Policy Years shown:


 End of Year         Surrender Charge
  1                       6,338
  5                       2,758
  11                          0

     In the table above, the Surrender Charge at the end of year 1 would be:

     a) 25.35 multiplied by

     b) 250 ($250,000 divided by 1,000), or $6,338.

  3) Increase the Initial Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 3, at attained age 48, standard non-tobacco, and then Fully Surrender the Policy at the end of the representative Policy Years shown:


                                               Surrender Charge on
                                              Initial $1,000,000 of
 End of Year        Accumulation Value           Specified Amount
 5                         59,224                    11,030
 7                         85,493                     3,210
 9                        113,744                         0
 12                       165,038                         0



                      Surrender Charge on           Total
                    Additional $500,000 of        Surrender
 End of Year           Specified Amount            Charge         Surrender Value
 5                          10,215                 21,245              37,979
 7                           6,185                  9,395              76,098
 9                           2,085                  2,085             111,659
 12                              0                      0             165,038

     In the table above, the Surrender Charge at the end of year 5 would be:

     a)

      (i) 11.03 multiplied by

      (ii) 1,000 ($1,000,000 divided by 1,000), plus

     b)

      (i) 20.43 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $21,245.

  o At the end of year 5 and 7, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.

     o At the end of year 9, the Surrender Charge for the Initial Specified Amount would have expired.

  o At the end of year 12, the Surrender Charge for both the Initial and additional Specified Amount would have expired.

4) Increase the Initial Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 3, at attained age 48, standard non-tobacco, and then decrease the Specified Amount by $900,000 from $1,500,000 to $600,000 at the end of the representative Policy Year shown:


                      Surrender Charge on            Surrender Charge on
                     Initial $1,000,000 of         Additional $500,000 of         Total Surrender
 End of Year            Specified Amount              Specified Amount                Charge
  5                          4,412                         10,215                     14,627
  9                              0                          2,085                      2,085
  12                             0                              0                          0

In the table above, the Surrender Charge at the end of year 9 would be:

a)

     (i) 11.03 multiplied by

     (ii) 400 ($400,000 divided by 1,000) plus

b)

     (i) 20.43 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $14,627.

  o At the end of year 5, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.

     o At the end of year 9, the Surrender Charge for a decrease on the Initial Specified Amount would have expired.

  o At the end of year 12, the Surrender Charge for a decrease on both the Initial and additional Specified Amount would have expired.

APPENDIX B

The following Tables apply to all policies issued before November 2, 2009.



CHARGES AND FEES



                                              Table I: Transaction Fees
                                           When Charge                                      Amount
          Charge                           is Deducted                                     Deducted
 Maximum sales charge           When you pay a Premium.                Guaranteed not to exceed 3.5% of each
 imposed on Premiums                                                   Premium.1
 (Premium Load)
 Surrender Charge*2             For up to 15 years from the
                                Policy Date and up to 15 years
                                from the effective date of each
                                increase in Specified Amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Full Surrender of your Policy.
                                For up to 10 years from the
                                Policy Date or up to 10 years
                                from the effective date of each
                                increase in Specified Amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Reduction in Specified
                                Amount.
  Maximum Charge                                                       $47.16 per $1,000 of Specified Amount.
  Minimum Charge                                                       $0.00 per $1,000 of Specified Amount.
  Charge for a                                                         For a male, age 45, standard non-tobacco, in
  Representative Insured                                               year one the maximum Surrender Charge is
                                                                       $26.68 per $1,000 of Specified Amount.
 Transfer Fee                   Applied to any transfer request        $      25
                                in excess of 24 made during
                                any Policy Year.

  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.

  1 The maximum sales charge imposed on Premiums (load) is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides.

  2 During the life of the Policy, you may request one or more Partial
   Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your Policy.)


Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.

                               Table II: Periodic Charges Other Than Fund Operating Expenses
                                               When Charge                                      Amount
             Charge                            is Deducted                                     Deducted
 Cost of Insurance*                  Monthly
  Maximum Charge                                                         $83.33 per month per $1,000 of Net Amount at
                                                                         Risk.
                                                                         Individuals with a higher mortality risk than
                                                                         standard issue individuals can be charged from
                                                                         125% to 800% of the standard rate.
  Minimum Charge                                                         $0.00 per month per $1,000 of Net Amount at
                                                                         Risk.
  Charge for a                                                           For a male, age 45, standard non-tobacco, in
  Representative Insured                                                 year one the guaranteed maximum monthly cost
                                                                         of insurance rate is $0.20 per month per $1,000
                                                                         of Net Amount at Risk.
 Mortality and Expense               Daily (at the end of each           Daily charge as a percentage of the value of the
 Risk Charge ("M&E")                 Valuation Day).                     Separate Account, guaranteed not to exceed an
                                                                         effective annual rate of 0.10% in years 1-20 and
                                                                         0% in Policy Years 21 and later.
 Administrative Fee*                 Monthly                             A flat fee of $10 per month in all years.
                                                                         In addition to the flat fee of $10 per month, for
                                                                         the first ten Policy Years from issue date or
                                                                         increase in Specified Amount, a monthly fee per
                                                                         dollar of Initial Specified Amount or increase in
                                                                         Specified Amount as follows:
  Maximum Charge                                                         $1.83 per month per $1,000 of Initial Specified
                                                                         Amount or increase in Specified Amount.
  Minimum Charge                                                         $0.01 per month per $1,000 of Initial Specified
                                                                         Amount or increase in Specified Amount.
  Charge for a                                                           For a male age 45, standard non-tobacco, the
  Representative Insured                                                 maximum additional monthly charge is $0.33
                                                                         per month per $1,000 of Specified Amount.
 Policy Loan Interest                Annually                            4.0% annually of the amount held in the Loan
                                                                         Account.3
 Overloan Protection Rider           One-time charge when benefit        Maximum charge of 5.0% of the then current
                                     is elected                          Accumulation Value.4
 Enhanced Surrender                  Monthly (in Policy Years 2-5
 Value Rider - Multi-Life            only)
 Basis (Lincoln
 AssetEdge (Reg. TM) Exec VUL)
  Option 2                                                               Charge is $0.075 per $1,000 of Initial Specified
                                                                         Amount.5
  Option 1                                                               Charge is $0.05 per $1,000 of Initial Specified
                                                                         Amount.5

             Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                            Amount
          Charge                 is Deducted                           Deducted
 Optional Rider Charges                            Individualized based on whether optional
                                                   Rider(s) selected.
 Change of Insured Rider        N/A                There is no charge for this rider.
 Waiver of Monthly              Monthly            A percent of all other covered monthly charges.
 Deduction Rider6
  Maximum Charge                                   12.0% of all other covered monthly charges.
  Minimum Charge                                   2.0% of all other covered monthly charges.
  Charge for a                                     For a male, age 45, standard non-tobacco, the
  Representative Insured                           maximum percentage is 3.5% of all other
                                                   covered monthly charges.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.

  3 Effective annual interest rate of 4.0% in years 1-10, and 3.10% in years
   11 and later. Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's General Account. Amounts in the Loan Account are credited with interest at an effective annual rate guaranteed not to be less than 3.0%. The net cost of your loan (that is, the difference between the interest rate charged on amounts borrowed and the interest rate credited to amounts held in the Loan Account) is 1.0% in Policy Years 1-10 and 0.1% in Policy Years 11 and later.

  4 Accumulation Value of the Policy is the sum of the Fixed Account value, the Separate Account Value, and the Loan Account Value. See "Policy Values" section for detailed discussion of how each value is calculated.

  5 This rider is required and will automatically be issued for policies applied for on a multi-life basis (Lincoln AssetEdge (Reg. TM) Exec VUL) and the Owner of the Policy will have the opportunity to elect a higher Enhanced Surrender Value (Option 2). See section headed "Exec Enhanced Surrender Value Rider - Multi-Life Basis" in the Riders section of this prospectus for a more detailed discussion.

  6 These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. "Covered monthly charges" are the Monthly Deductions under the Policy: the Cost of Insurance Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.



Rider Charges

Enhanced Surrender Value Rider. There is a monthly charge during Policy Years 2
- 5 of $0.05 per $1,000 of Initial Specified Amount.

This rider is required for policies applied for on a multi-life basis (Lincoln AssetEdge (Reg. TM) Exec VUL), and the Owner of the policy will have the opportunity to elect a higher Enhanced Surrender Value. The charge for the higher Enhanced Surrender Value (Option 2) is $0.075 per month per $1,000 of Initial Specified Amount. in the event the owner of a policy issued on a multi-life basis does not elect the higher Enhanced Surrender Value, the charge of $0.05 per $1,000 will be made. (See section headed "Riders-Enhanced Surrender Value Rider" for a discussion of the two options available.)

For example, a policy with an Initial Specified Amount of $500,000 would have a $25 charge per month (or $300 per year), and a policy with an Initial Specified Amount of $1,000,000 would have a $50 charge per month (or $600 per year) for Option 1. For Option 2, the charge for a policy with an Initial Specified Amount of $500,000 would be $37.50 per month (or 450 per year), and the charge for a policy with an Initial Specified Amount of $1,000,000 would be $75 per month (or $900 per year).

Enhanced Surrender Value Rider ("ESV Rider"). This rider is available only on policies issued on a multi-life basis (as the Lincoln AssetEdge (Reg. TM) Exec
VUL). The rider provides an enhanced Surrender Value without imposition of a Surrender Charge (the "Enhanced Surrender Value") if you fully surrender your Policy during the first five Policy Years (the "Enhanced Surrender Value Period") (see section headed Surrender Charges - General" for a discussion of when Surrender Charges are imposed and how Surrender Charges are calculated). This rider does not provide for enhanced Surrender Value for Partial Surrenders or Policy Loans. This rider will terminate at the earliest of the Full Surrender of the Policy for the benefit provided by this rider; the end of the fifth Policy Year; lapse of the Policy; or exchange, replacement, or any termination of the Policy except for the benefits provided by the Change of Insured Rider. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider.


If application is made for policies on a multi-life basis (as the Lincoln AssetEdge (Reg. TM) Exec VUL), the Enhanced Surrender Value Rider will automatically be issued with each policy, and the Owner of each policy will have the opportunity to elect between two Enhanced Surrender Value options: a higher Enhanced Surrender Value (which is called "Option 2") and the standard Enhanced Surrender Value (which is called "Option 1"). Please see sample policy below for an example of hypothetical Accumulation and Surrender Values for Option 1 and Option 2. You may obtain more information about the possible impact of your choice of option by requesting a personalized policy illustration from your financial advisor.


You may not terminate the rider without terminating the Policy.

If the Policy is fully surrendered at any time during the Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered under Option 1 will equal:

     1) the Policy's Accumulation Value; minus

     2) Indebtedness

If the Policy is fully surrendered at any time during the Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your Policy is surrendered under Option 2 will equal:

     1) the Policy's Accumulation Value; minus

     2) Indebtedness; plus

     3) (a) the lesser of (i) the Initial Specified Amount or (ii) the current specified amount, multiplied by


    (b) a per thousand of specified amount adjustment rate (which will be shown in the Policy Specifications of your Policy following the words "Enhanced Surrender Value Per Thousand Adjustment Rate").


Your Policy Accumulation Value at any point in time equals the sum of Fixed Account Value, the Separate Account Value, and the Loan Account Value (see the section headed "Policy Values" for a more detailed discussion). Your Policy Surrender Value equals the Policy Accumulation Value less any Indebtedness less any applicable Surrender Charge (see section headed "Policy Surrenders" for a more detailed discussion).

The "per thousand of specified amount adjustment rate" is designed to provide a higher Surrender Value during the first five years of the Policy. Purchasers of the Lincoln AssetEdge (Reg. TM) Exec VUL policies may find the higher Surrender Value, which this option provides, helpful where the Surrender Value of the Policy in the first five years has greater importance to the purchaser.

The following example demonstrates hypothetical Accumulation Values and Surrender Values without the Enhanced Surrender Value Rider and with the Enhanced Surrender Value Rider showing the election of either Option 1 or Option 2 during the first five Policy Years of the policy described below:

Sample Policy

o Insured: Male Standard Non-tobacco, age 55

o Specified amount: $1,500,000

o Benefit Selection Option: Not Elected

o Planned annual Premium Payment: $60,000

o No Indebtedness

o Assumed Investment Return: 8.00% gross (7.24% net)

o For this case, the per thousand adjustment rate is 6.64 for Option 2

o For this case, the monthly charge in Policy Years 2-5 for ESV Rider - Option 1 would be a) $0.05 multiplied by b) 1,500 ($1,500,000 divided by 1,000), or $75.00.

o For this case, the monthly charge in Policy Years 2-5 for ESV Rider - Option 2 would be a) $0.075 multiplied by b) 1,500 ($1,500,000 divided by 1,000), or $112.50.



                               Without                             With ESV                             With ESV
                              ESV Rider                        Rider - Option 1                     Rider - Option 2
                   -------------------------------      -------------------------------      ------------------------------
                    Accumulation        Surrender        Accumulation        Surrender        Accumulation        Surrender
 End of Year            Value             Value              Value             Value              Value             Value
-------------      --------------      -----------      --------------      -----------      --------------      ----------
      1            $ 51,022            $      0         $ 51,022            $ 51,022         $ 51,022            $ 60,982
      2            $105,057            $ 57,072         $104,120            $104,120         $103,651            $113,611
      3            $162,345            $119,490         $160,396            $160,396         $159,421            $169,381
      4            $223,355            $185,945         $220,313            $220,313         $218,792            $228,752
      5            $288,344            $257,699         $284,120            $284,120         $282,008            $291,968

At the end of year 1 for ESV Rider Option 2, the Enhanced Surrender Value equals a) plus b) multiplied by c), where

 a) is $51,022 (Accumulation Value);

 b) is 6.64 ("per thousand of specified amount adjustment rate"); and

 c) is 1,500 ($1,500,000 divided by 1,000)


If you request a Full Surrender of your Policy while the Enhanced Surrender Value Rider is in effect, you will receive the greater of the Surrender Value calculated under the provisions of your Policy and the Enhanced Surrender Value calculated under Enhanced Surrender Value Rider - Option 1 or Enhanced Surrender Value Rider - Option 2, as applicable. As noted above, because both options of the Enhanced Surrender Value Rider base the benefit to be paid in part upon the Accumulation Value of your Policy at the time you request a Full Surrender, increases or decreases in the Accumulation Value of your Policy will impact the benefit payable under the rider upon a Full Surrender of the Policy. If you are applying for the Policy on a multi-life basis, the Enhanced Surrender Value Rider will be automatically issued with your Policy; however, you should consider with financial advisor which enhanced Surrender Value option would assist you in reaching your goals, as the costs associated with this rider differ between the two options.

Your financial advisor can provide you with an illustration which would demonstrate how the Policy might work with Enhanced Surrender Value Rider - Option 1 or Enhanced Surrender Value Rider - Option 2.




Benefit Selection Option

When you apply for the Policy, you may elect the Benefit Selection Option. If you elect this option, you will reduce the Specified Amount used to calculate the Death Benefit Proceeds under the Continuation of Coverage provision if the insured dies after reaching attained age 100. If you do not elect this option, then the amount of the Specified

Amount in effect at the time of the insured's death after attained age 100 will not be reduced by the Benefit Selection Option, and therefore the full amount of the Specified Amount in effect at the time of the insured's death after reaching attained age 100 will be be used in the calculation of the Death Benefit Proceeds.

With this option, you can select a balance between potentially greater Accumulation Value and the death benefit protection provided after attained age 100 by the Continuation of Coverage provision of your Policy. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of Specified Amount monthly administrative expense fee (the "Monthly Administrative Expense Fee") deducted from your Policy and thereby reduce the cost of the death benefit provided by your Policy. Since reducing the monthly charges will reduce the amounts deducted from your Policy's Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts. Inasmuch as your election to reduce the Continuation of Coverage death benefit would not affect your Policy until the insured reaches attained age 100, you should discuss with your financial advisor the extent to which your need for such protection may decrease at that point. Your financial advisor can prepare personalized illustrations which would demonstrate the impact of your choosing a Benefit Selection Option percentage greater than zero.


You elect this option by choosing a Benefit Selection Option percentage greater than zero. Your election will reduce the Policy's Monthly Administrative Expense Fee; however, it will also reduce the death benefit provided by the Continuation of Coverage provision of your Policy to the extent that the death benefit is based upon the Specified Amount. The Continuation of Coverage provision of your Policy provides for a death benefit after the insured has reached Attained Age 100 which is the greater of:


 (i) the death benefit provided by the Death Benefit Option you have chosen (which is the Specified Amount or uses the Specified Amount as a factor in its calculation) (referred to as the "Continuation of Coverage Death Benefit Based Upon Specified Amount"); or

 (ii) an amount equal to your Policy's Accumulation Value on the date of death multiplied by the percentage shown in the corridor percentages table in the specifications pages of your Policy (referred to as the "Continuation of Coverage Death Benefit Based Upon Accumulation Value"),


both less Indebtedness (see section headed "Death Benefits - Death Benefit Options" for discussion of impact on death benefits of your choice of Death Benefit Options). Therefore, choosing the maximum Benefit Selection Option percentage (that is, 100%) will only reduce the Specified Amount used to calculate the death benefit provided by the Continuation of Coverage Death Benefit Based Upon Specified Amount (sub-clause (i) above) to zero, but will not reduce the death benefit provided by the Continuation of Coverage Death Benefit Based Upon Accumulation Value (sub-clause (ii) above) to zero if your Policy has positive Accumulation Value (see section headed "Continuation of Coverage" for a discussion of the death benefit provided by this provision). The Benefit Selection Option percentage you have selected will be shown in the Policy Specifications pages of your Policy following the words "Benefit Selection Option: __%", along with the reduction to the Continuation of Coverage Specified Amount (following the words "If the Insured is still living and this Policy is still In Force at Attained Age 100, the Specified Amount will be reduced by __%").


The following example shows three policies on the same insured. In the first policy, the Benefit Selection Option was not elected; and in the second and third policies the Benefit Selection Option (with differing percentages) was elected:

                                       Male, 55 Year Old, Standard Non-tobacco
                                                           Continuation
 Benefit Selection        Monthly Administrative           of Coverage
       Option                   Expense Fee              Specified Amount                       Result
 Election: None          $0.14167 per                  100% of Specified        This option offers the full Specified
                         thousand of Specified         Amount (higher)          Amount during Continuation of
                         Amount (higher)                                        Coverage. The price of the protection
                                                                                is reflected in the higher Monthly
                                                                                Administrative Expense Fee.
 Election: 50%           $0.07376 per                  50% of Specified         This option offers less than the full
                         thousand of Specified         Amount (lower)           Specified Amount during
                         Amount (lower)                                         Continuation of Coverage. The
                                                                                Monthly Administrative Expense Fee
                                                                                is reduced in exchange. Therefore,
                                                                                this option allows somewhat more
                                                                                money to be invested in the Sub-
                                                                                Accounts or allocated to the Fixed
                                                                                Account while providing a part of the
                                                                                Specified Amount during
                                                                                Continuation of Coverage.
 Election: 100%          $0.00583 per                  0% of Specified          This option offers no Continuation of
                         thousand of Specified         Amount (lowest)          Coverage Specified Amount*. The
                         Amount (lowest)                                        Monthly Administrative Expense Fee
                                                                                is reduced in exchange. Therefore,
                                                                                this option allows more money to be
                                                                                invested in the Sub-Accounts or
                                                                                allocated to the Fixed Account.

* Note: Although Continuation of Coverage Specified Amount is zero, the Continuation of Coverage provision of your Policy provides for an alternate calculation based on your policy's Accumulation Value on the date of death. See section headed "Continuation of Coverage" for a discussion of the death benefit to be paid.

The following examples demonstrate hypothetical Accumulation Values and Continuation of Coverage death benefits. The column headed "Continuation of Coverage Specified Amount" shows the amount of the death benefit to be paid under the Continuation of Coverage provisions of the Policy when the calculation of that amount is based upon the Specified Amount. The column headed "Illustrated Death Benefit Proceeds" shows the amount of the death benefit paid under the Continuation of Coverage provisions of the Policy when the calculation of that amount is based on Accumulation Value. The example below assumes that your allocations to the Sub-Accounts available under the Policy return an amount equal to the Assumed Investment Return each year shown:


o Insured: Male Preferred Non-tobacco, age 60

o Specified Amount: $1,000,000

o Annual Premium Payment: $36,000 for 40 years is paid at or before the beginning of each of the first 40 Policy Years

o No Indebtedness on the Policy

o Death Benefit Option: 1 (level)

o Death Benefit Qualification Test: Cash Value Accumulation Test

o Assumed Investment Return: 8.00% gross (7.24% net)

o Assumed Fixed Account Interest Rate: 5.05%

Benefit Selection
    Option %                             0% (Not Elected)
                                            Continuation        Illustrated
  End                                        of Coverage           Death
  of                    Accumulation          Specified           Benefit
 Year        Age            Value              Amount             Proceeds
  40        100          5,440,861           1,000,000          5,495,270
  41        101          5,724,198           1,000,000          5,781,440
  42        102          6,022,290           1,000,000          6,082,513
  43        103          6,335,905           1,000,000          6,399,264



                                     50%                                                       100%
                                 Continuation        Illustrated                            Continuation        Illustrated
  End                             of Coverage           Death                                of Coverage           Death
  of         Accumulation          Specified           Benefit          Accumulation          Specified           Benefit
 Year            Value              Amount             Proceeds             Value              Amount            Proceeds
  40          5,676,820            500,000           5,733,588           5,910,385               0              5,969,489
  41          5,972,445            500,000           6,032,169           6,218,173               0              6,280,354
  42          6,283,464            500,000           6,346,299           6,541,989               0              6,607,409
  43          6,610,680            500,000           6,676,787           6,882,668               0              6,951,494

The following example uses the same sample policy and assumptions as the example above except that the Assumed Investement Return is 0.00% gross (-0.76% net):



Benefit Selection
    Option %                             0% (Not Elected)
                                            Continuation        Illustrated
  End                                        of Coverage           Death
  of                    Accumulation          Specified           Benefit
 Year        Age            Value              Amount             Proceeds
  40        100           62,411             1,000,000          1,000,000
  41        101           65,661             1,000,000          1,000,000
  42        102           69,080             1,000,000          1,000,000
  43        103           72,678             1,000,000          1,000,000



                                     50%                                                       100%
                                 Continuation        Illustrated                            Continuation        Illustrated
  End                             of Coverage           Death                                of Coverage           Death
  of         Accumulation          Specified           Benefit          Accumulation          Specified           Benefit
 Year            Value              Amount             Proceeds             Value              Amount            Proceeds
  40           238,865             500,000            500,000             410,271                0               414,374
  41           251,304             500,000            500,000             431,637                0               435,953
  42           264,391             500,000            500,000             454,114                0               458,656
  43           278,159             500,000            500,000             477,763                0               482,540

In addition, the Continuation of Coverage Specified Amount will be $1,000,000 without the Benefit Selection Option elected, $500,000 when a 50% Benefit Selection Option is selected, and $0.00 when a 100% Benefit Selection Option is selected. Therefore, if you elect the maximum Benefit Selection Option percentage of 100%, you will be relying on the Accumulation Value of your Policy to provide a death benefit under your policy's Continuation of Coverage provision.

You elect this option by selecting a percentage from 1 to 100%. This election must be made at policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your Policy is best shown in an illustration. Please ask your financial advisor for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.


If elected, the percentage you select under this option will be shown in your Policy Specifications. Once your Policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.

No-Lapse Provision


                                No-Lapse Provision with 10-          No-Lapse Provision with 20-year No-Lapse
                                year No-Lapse period                 period
 Required annual                $ 9,690                              $19,110
 Premium amount
 Required Premium period        10 years                             20 years
 Duration of No-Lapse           10 years                             20 years
 protection if Premium
 Payment requirement
 met
 Death benefit amount if        Same as policy death benefit         Same as policy death benefit
 No-Lapse Protection is
 preventing lapse

GLOSSARY OF TERMS


7-Pay Test-A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.


1933 Act-The Securities Act of 1933, as amended.

1940 Act-The Investment Company Act of 1940, as amended.

Accumulation Value-An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.


Administrative Fee-The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.


Automatic Rebalancing-A program which periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account.

Beneficiary-The person designated to receive the Death Benefit Proceeds.


Cash Value Accumulation Test-A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.


Code-Internal Revenue Code of 1986, as amended.


Cost of Insurance Charge-This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.

Death Benefit Proceeds-The amount payable to the Beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.


Dollar Cost Averaging - An optional program which you select which systematically transfers specified dollar amounts from the money market Sub-Account or from the Fixed Account to one or more Sub-Accounts.


Fixed Account-An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.


Fixed Account Value-An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.

Fund (Underlying Fund)-The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.


Grace Period-The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.

Guideline Premium Test-A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.


Indebtedness-The sum of all outstanding loans and accrued interest.


Lapse Notice-Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.


Loan Account-The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account.


Loan Account Value-An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.


M&E-Mortality and Expense Risk Charge.


Market Timing Procedures-Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.

Modified Endowment Contract (MEC)-A life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.


Monthly Anniversary Day-The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.


Monthly Deduction-The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.


Net Accumulation Value-An amount equal to the Accumulation Value less the Loan Account Value.


Net Amount at Risk-The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.

Net Premium Payment-An amount equal to the Premium Payment, minus the Premium Load.

Owner-The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.

Partial Surrender-A withdrawal of a portion of your policy values.

Planned Premium-The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.

Policy Anniversary-The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.

Policy Date-Date shown on the Policy Specification pages as the date on which life insurance coverage begins if premium paid.

Policy Loan-The amount you have borrowed against the Surrender Value of your Policy.

Policy Loan Interest-The charge made by the Company to cover the cost of your borrowing against your Policy. Policy Loan Interest will be charged to the Loan Account Value.

Policy Lapse-The day on which coverage under the Policy ends as described in the Grace Period.

Policy Month- The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.

Policy Specifications- The pages of the Policy which show your benefits, Premium, costs, and other policy information.


Policy Year-Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.


Premium (Premium Payment)-The amount that you pay to us for your Policy. You may select and vary the frequency and the amount of Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except Premium Payments to keep the Policy in force.


Premium Load-A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.


Reduction in Specified Amount-A decrease in the Specified Amount of your Policy.

Right to Examine Period-The period during which the Policy may be returned to us for cancellation.


SAI-Statement of Additional Information.
SEC-The Securities and Exchange Commission.

Separate Account Value (Variable Accumulation Value)-An amount equal to the values in the Sub-Accounts.


Specified Amount (Initial Specified Amount)-The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the "Initial Specified Amount". The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.


Sub-Account(s)-Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account values.

Surrender Charge-The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy.


Surrender Value-An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.

Valuation Day-Each day on which the New York Stock Exchange is open and trading is unrestricted.

Valuation Period-The time between Valuation Days.

Variable Accumulation Unit-A unit of measure used in the calculation of the value of each Sub-Account.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2013
                 Relating to Prospectus Dated May 1, 2013 for



       Lincoln AssetEdgeSM VUL and Lincoln AssetEdgeSM Exec VUL products



  Lincoln Life & Annuity Flexible Premium Variable Life Account M, Registrant



             Lincoln Life & Annuity Company of New York, Depositor




The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus. It includes additional information about the Lincoln AssetEdgeSM VUL (and about the Lincoln AssetEdgeSM Exec VUL policy which is issued on a multi-life basis).


A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301


or by telephoning (800) 487-1485, and requesting a copy of the Lincoln AssetEdgeSM VUL or Lincoln AssetEdgeSM Exec VUL product prospectus.



                         TABLE OF CONTENTS OF THE SAI





Contents                                                 Page
-----------------------------------------------       ----------
GENERAL INFORMATION............................             2
    Lincoln Life...............................             2
    Capital Markets............................             2
    Registration Statement.....................             2
    Changes of Investment Policy...............             2
    Principal Underwriter......................             3
    Disaster Plan..............................             3
    Advertising & Ratings......................             3
SERVICES.......................................             4
    Independent Registered Public Accounting
      Firm.....................................             4
    Accounting Services........................             4
    Checkbook Service for Disbursements........             4
    Administrative Services....................             4
POLICY INFORMATION.............................             5
    Corporate and Group Purchasers and Case
      Exceptions...............................             5


Contents                                                 Page
-----------------------------------------------       ----------
    Assignment.................................             5
    Transfer of Ownership......................             5
    Beneficiary................................             5
    Right to Convert Contract..................             6
    Change of Plan.............................             6
    Settlement Options.........................             6
    Deferment of Payments......................             6
    Incontestability...........................             7
    Misstatement of Age or Sex.................             7
    Suicide....................................             7
PERFORMANCE DATA...............................             7
FINANCIAL STATEMENTS...........................             8
    Separate Account...........................           M-1
    Company....................................           S-1

GENERAL INFORMATION



Lincoln Life

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy


We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $2,281,217 in 2012, $1,782,097 in 2011 and $2,289,538 in 2010 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.





Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising & Ratings


We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the policy and do not refer to the performance of the policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is positive for Moody's and stable for A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/ investor.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the policy nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the policy or any member of the public regarding the advisability of investing in securities generally or in the policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the policy. S&P has no obligation to take the needs of the Licensee or the Owners of the policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the policy or the timing of the issuance or sale of the policy or in the determination or calculation of the equation by which the policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the policy.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life & Annuity Flexible Premium Variable Life Account M as of December 31, 2012 for the year then ended and the statement of changes in net assets in the year ended December 31, 2011; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.




Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements


We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.




Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.

POLICY INFORMATION


Corporate and Group Purchasers and Case Exceptions

This Policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. When this Policy is applied for by an employer, association, or other group for itself or on behalf of employees, members, or other individuals associated with a group, we may issue such policies on a simplified or guaranteed underwriting basis. In addition, we reserve the right to reduce Premium Loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual Policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners invested in the Separate Account.




Assignment


While the insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.

Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.




Transfer of Ownership


As long as the insured is living, you may transfer all of your rights in the Policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of Ownership prior to its effective date. The transfer of Ownership, or revocation of transfer, will not take effect until recorded by us. Once we have recorded the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.

On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the Policy. Unless you direct us otherwise, with the consent of any assignee recorded with us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.




Beneficiary

The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.


You may change the Beneficiary at any time while the insured is living, except when we have received an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the

Beneficiary. The change will not be effective until recorded by us. Once we have recorded the change of Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date recorded.


If any Beneficiary dies before the insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named Beneficiary survives the insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.




Right to Convert Contract

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the General Account.




Change of Plan


Within the first 18 months from the Policy Date, you may exchange your Policy without any evidence of insurability for any one of the permanent life insurance policies then being issued by us belonging to the same premium class to which your Policy belongs.

The request for exchange must be in writing and received by us within 18 months of the Policy Date of your Policy. Unless otherwise agreed by you and us, the new policy will have the same initial amount of insurance and Policy Date as the original policy and the issue age of the insured under the new policy will be the issue age of the insured as of the Policy Date of the original policy. Any riders and incidental benefits included in the original policy will be included if such riders and incidental benefits are issued with the new policy. If the conversion results in the increase or decrease in the Accumulation Value, such increase or decrease will be payable to us by you, as applicable.

The Company may not make an offer to you to exchange your Policy without obtaining required regulatory approvals.




Settlement Options

Proceeds will be paid in a lump sum unless you choose a settlement option we make available.



Deferment of Payments


Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the Death Benefit Proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.

Incontestability


The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from date of issue or increase (in accordance with state law).




Misstatement of Age or Sex

If the age or sex of the insured has been misstated, benefits will be those which would have been purchased at the correct age and sex.



Suicide


If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the insured dies by suicide, while sane or insane, within two years from the date any increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.



PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.


Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy's expenses.


Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV



Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              n = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)


The formula assumes that:


(1) all recurring fees have been charged to the Owner's accounts; and


(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2012 financial statements of the Separate Account and the December 31, 2012 financial statements of the Company follow.

                            LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                             LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                                        FINANCIAL STATEMENTS
                                    DECEMBER 31, 2012 AND 2011

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder of
Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2012 and 2011, and the related statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, effective January 1, 2012 and retrospectively applied to all periods presented, the Company changed its method of accounting for costs relating to the acquisition of insurance contracts.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2013

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)





                                                                                                     AS OF DECEMBER 31,
                                                                                                  -------------------------
                                                                                                    2012           2011
                                                                                                  -----------   -----------
ASSETS
Investments:
    Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2012 - $6,708; 2011 - $6,660)                    $   7,580     $   7,288
      Equity securities (cost: 2012 - $2; 2011 - $2)                                                      3             3
    Mortgage loans on real estate                                                                       423           264
    Policy loans                                                                                        399           419
    Other investments                                                                                     -             1
                                                                                                    ---------     ---------
        Total investments                                                                             8,405         7,975
Cash and invested cash                                                                                   54            17
Deferred acquisition costs and value of business acquired                                               452           521
Premiums and fees receivable                                                                              1             5
Accrued investment income                                                                                99            97
Reinsurance recoverables                                                                                536           564
Reinsurance related embedded derivatives                                                                  9            13
Goodwill                                                                                                 60            60
Other assets                                                                                            114            92
Separate account assets                                                                               3,195         2,677
                                                                                                  -----------   -----------
           Total assets                                                                           $  12,925     $  12,021
                                                                                                  ===========   ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                          $   1,723     $   1,676
Other contract holder funds                                                                           5,407         5,333
Other liabilities                                                                                       511           422
Separate account liabilities                                                                          3,195         2,677
                                                                                                  -----------   -----------
          Total liabilities                                                                          10,836        10,108
                                                                                                  -----------   -----------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 10)

STOCKHOLDER'S EQUITY
Common stock - 132,000 shares authorized, issued and outstanding                                        941           941
Retained earnings                                                                                       816           722
Accumulated other comprehensive income (loss)                                                           332           250
                                                                                                  -----------   -----------
          Total stockholder's equity                                                                  2,089         1,913
                                                                                                  -----------   -----------
           Total liabilities and stockholder's equity                                             $  12,925     $  12,021
                                                                                                  ===========   ===========


           See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(IN MILLIONS)



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    ----------    -----------
REVENUES
Insurance premiums                                                                     $    139      $    128       $    127
Insurance fees                                                                              275           265            259
Net investment income                                                                       421           417            418
Realized gain (loss):
    Total other-than-temporary impairment losses on securities                              (22)          (26)           (23)
    Portion of loss recognized in other comprehensive income                                 10             7              6
                                                                                       ----------    ----------     ----------
      Net other-than-temporary impairment losses on securities recognized in earnings       (12)          (19)           (17)
      Realized gain (loss), excluding other-than-temporary impairment losses on
      securities                                                                             (7)           (8)            (1)
                                                                                       ----------    ----------     ----------
       Total realized gain (loss)                                                           (19)          (27)           (18)
                                                                                       ----------    ----------     ----------
    Total revenues                                                                          816           783            786
                                                                                       ----------    ----------     ----------
EXPENSES
Interest credited                                                                           207           207            207
Benefits                                                                                    265           274            254
Commissions and other expenses                                                              191           206            161
Impairment of intangibles                                                                     -           102              -
                                                                                       ----------    ----------     ----------
    Total expenses                                                                          663           789            622
                                                                                       ----------    ----------     ----------
      Income (loss) before taxes                                                            153            (6)           164
      Federal income tax expense (benefit)                                                   59            29             53
                                                                                       ----------    ----------     ----------
       Net income (loss)                                                                     94           (35)           111
       Other comprehensive income (loss), net of tax:
         Unrealized gain (loss) on available-for-sale securities                             83           186             91
         Unrealized other-than-temporary impairment on available-for-sale securities         (1)            2              1
                                                                                       ----------    ----------     ----------
          Total other comprehensive income (loss), net of tax                                82           188             92
                                                                                       ----------    ----------     ----------
            Comprehensive income (loss)                                                $    176      $    153       $    203
                                                                                       ==========    ==========     ==========


           See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)




                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
COMMON STOCK
Balance as of beginning-of-year                                                        $     941     $     940      $     940
Stock compensation issued for benefit plans                                                    -             1              -
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                                941           941            940
                                                                                       -----------   -----------    -----------

RETAINED EARNINGS
Balance as of beginning-of-year                                                              722           830            846
Cumulative effect from adoption of new accounting standards                                    -             -            (47)
Net income (loss)                                                                             94           (35)           111
Dividends declared                                                                             -           (73)           (80)
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                                816           722            830
                                                                                       -----------   -----------    -----------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                              250            62            (30)
Other comprehensive income (loss), net of tax                                                 82           188             92
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                                332           250             62
                                                                                       -----------   -----------    -----------
      Total stockholder's equity as of end-of-year                                     $   2,089     $   1,913      $   1,832
                                                                                       ===========   ===========    ===========


           See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS
(IN MILLIONS)




                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------

                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                      $     94      $     (35)     $    111
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net of
    amortization                                                                             21             66            31
    Change in premiums and fees receivable                                                    4              -             -
    Change in accrued investment income                                                      (2)            (4)           (1)
    Change in future contract benefits and other contract holder funds                     (178)           (75)          (84)
    Change in reinsurance related assets and liabilities                                     32            (79)           25
    Change in federal income tax accruals                                                    51             12            39
    Realized (gain) loss                                                                     19             27            18
    Impairment of intangibles                                                                 -            102             -
    Other                                                                                   (13)            43           (19)
                                                                                       ----------    -----------    ----------
      Net cash provided by (used in) operating activities                                    28             57           120
                                                                                       ----------    -----------    ----------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                 (664)          (857)         (920)
Sales of available-for-sale securities                                                       38            100           210
Maturities of available-for-sale securities                                                 567            500           451
Purchases of other investments                                                             (335)          (132)         (119)
Sales or maturities of other investments                                                    197            105           135
                                                                                       ----------    -----------    ----------
      Net cash provided by (used in) investing activities                                  (197)          (284)         (243)
                                                                                       ----------    -----------    ----------

CASH FLOWS FROM FINANCING ACTIVITIES
Deposits of fixed account values, including the fixed portion of variable                   611            620           583
Withdrawals of fixed account values, including the fixed portion of variable               (311)          (284)         (346)
Transfers to and from separate accounts, net                                                (94)           (68)          (51)
Common stock issued for benefit plans and excess tax benefits                                 -              1             -
Dividends paid                                                                                -            (73)          (80)
                                                                                       ----------    -----------    ----------
      Net cash provided by (used in) financing activities                                   206            196           106
                                                                                       ----------    -----------    ----------
Net increase (decrease) in cash and invested cash                                            37            (31)          (17)
Cash and invested cash, as of beginning-of-year                                              17             48            65
                                                                                       ----------    -----------    ----------
    Cash and invested cash, as of end-of-year                                          $     54      $      17      $     48
                                                                                       ==========    ===========    ==========


           See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS



1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us") a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 19 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

o Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;
o Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
o Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES - FAIR VALUATION METHODOLOGIES AND ASSOCIATED
INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

o Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.
o Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment informationand monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").
o State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
o Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES - EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

o  The estimated range and average period until recovery;
o  The estimated range and average holding period to maturity;
o  Remaining payment terms of the security;
o  Current delinquencies and nonperforming assets of underlying collateral;
o  Expected future default rates;

o Collateral value by vintage, geographic region, industry concentration or property type;
o Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
o  Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

o  The current economic environment and market conditions;
o  Our business strategy and current business plans;
o The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
o Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
o The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
o  The capital risk limits approved by management; and
o  Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

o  Historical and implied volatility of the security;
o Length of time and extent to which the fair value has been less than amortized cost;
o Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
o  Failure, if any, of the issuer of the security to make scheduled payments;
   and
o Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
o  Fundamentals of the industry in which the issuer operates;
o Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
o Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
o  Expectations regarding defaults and recovery rates;
o  Changes to the rating of the security by a rating agency; and
o Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
o Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
o Susceptibility to fair value fluctuations for changes in the interest rate environment;
o Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
o Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
o Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
o  Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default.
Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized gain
(loss) on our Statements of Comprehensive Income (Loss)

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We perform a two-step test in our evaluation of the carrying value of goodwill for impairment, although we do have the option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet dates and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet dates, and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our

Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 38 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2012 and 2011, participating policies comprised approximately 4% of the face amount of insurance in force, and dividend expenses were $21 million, $24 million and $27 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our non-performance risk ("NPR"). Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in the general account during 2010 through 2012 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and post-retirement benefit plans that are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves our stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified within other liabilities on our Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income (Loss).

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued (ASU) No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provided entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, the FASB deferred certain requirements in ASU 2011-05 related to the presentation of reclassification adjustments out of accumulated OCI by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05." The FASB reconsidered these presentation requirements based on input from financial statements users and preparers. The deferral did not affect the adoption of the other requirements in ASU 2011-05. We adopted the remaining provisions of ASU 2011-05 as of January 1, 2012, and have included a single continuous statement of comprehensive income.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There were no additional fair value measurements required upon the adoption of ASU 2011-04. We adopted the provisions of ASU 2011-04 effective January 1, 2012, and have included the additional disclosures required for fair value measurements in Note 18.

FINANCIAL SERVICES - INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts", which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred that result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized as deferrable acquisition costs. The determination of deferability must be made on a contract-level basis.

Prior to the adoption of ASU 2010-26, we defined DAC as commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investments contracts that vary with and are related primarily to new or renewal business, regardless of whether the acquisition efforts were successful or unsuccessful. Upon the adoption of ASU 2010-26, we revised our accounting policy to only defer acquisition costs directly related to successful contract acquisitions or renewals, and excluded from DAC those costs incurred for soliciting potential customers, market research, training, administration, management of distribution and underwriting functions, unsuccessful acquisition or renewal efforts and product development. In addition, indirect acquisition costs including administrative costs, rent, depreciation, occupancy costs, equipment costs and other general overhead are excluded from DAC. The costs that are considered non-deferrable acquisition costs under ASU 2010-26 are expensed in the period incurred.

We adopted the provisions of ASU 2010-26 as of January 1, 2012, and elected to retrospectively restate all prior periods presented. The following summarizes the effect of the restatement (in millions) on our previously reported Balance Sheets:



                                                               AS OF
                                                            DECEMBER 31,
                                                                2011
                                                            ------------
Deferred acquisition costs and value of business acquired    $     (64)
Total assets                                                       (64)
Other liabilities                                                  (22)
Total liabilities                                                  (22)
Retained earnings                                                  (53)
Accumulated other comprehensive income (loss)                       11
                                                            ------------
Total stockholders' equity                                         (41)


The following summarizes the effect of the restatement (in millions) on our previously reported Income Statements:



                                                 FOR THE YEARS ENDED
                                                    DECEMBER 31,
                                              --------------------------
                                                2011           2010
                                              -----------    -----------

Total other-than-temporary impairment losses
    on securities                              $     (1)     $       -
Realized gain (loss), excluding other-than-
    temporary impairment losses on securities        (1)             -
Total revenues                                       (1)             -
Commissions and other expense                         6              3
Total expenses                                        6              3
Income (loss) from continuing operations
    before taxes                                     (7)            (4)
Federal income tax expense (benefit)                 (3)            (2)
Income (loss) from continuing operations             (4)            (2)
                                              -----------    -----------
Net income (loss)                                    (4)            (2)


INTANGIBLES - GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If the assessment of relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. We adopted the provisions of ASU 2011-08 effective January 1, 2012. The adoption did not have a material effect on our financial condition and results of operations.

In July 2012, the FASB issued ASU No. 2012-02, "Testing Indefinite-Lived Intangible Assets for Impairment" ("ASU 2012-02"), which provides an option to first assess qualitative factors to determine whether the existence of events and circumstances indicate that it is more likely than not that the indefinite-lived intangible asset is impaired. If based on the qualitative assessment an entity determines that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the quantitative impairment test is not required. In addition, an entity has the option to bypass the qualitative assessment in any period and proceed directly to the quantitative assessment, with the option to return to the qualitative assessment in any subsequent period. We adopted the provisions of ASU 2012-02 effective October 1, 2012. The adoption did not have a material effect on our financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other similar agreements. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 remove: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee; and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. We adopted the provisions of ASU 2011-03 effective January 1, 2012. The adoption did not have a material effect on our financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 will require an entity to provide enhanced disclosures about certain financial instruments and derivatives, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. The amendments in ASU 2011-11 and ASU 2013-01, are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the requirements in ASU 2011-11 and ASU 2013-01 for the quarterly period ending March 31, 2013, and will include the required disclosures in the notes to our financial statements.

COMPREHENSIVE INCOME TOPIC

In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. The amendments in ASU 2013-02 are effective prospectively for reporting periods beginning after December 15, 2012. We will adopt the requirements of ASU 2013-02 beginning with our financial statements for the quarterly period ending March 31, 2013, and will include the enhanced disclosures in the notes to our financial statements.

3.  INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:




                                                                                AS OF DECEMBER 31, 2012
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                          AMORTIZED     ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
Fixed maturity securities:
    Corporate bonds                                       $   5,541     $     799      $     49      $      11      $  6,280
    U.S. government bonds                                        29             7             -              -            36
    Foreign government bonds                                     44             8             -              -            52
    RMBS                                                        619            59             -              8           670
    CMBS                                                         76             5             2              1            78
    CDOs                                                         15             -             -              -            15
    State and municipal bonds                                   285            56             -              -           341
    Hybrid and redeemable preferred securities                   99            13             4              -           108
                                                          -----------   -----------    ----------    -----------    ----------
      Total fixed maturity securities                         6,708           947            55             20         7,580
Equity securities                                                 2             1             -              -             3
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $   6,710     $     948      $     55      $      20      $  7,583
                                                          ===========   ===========    ==========    ===========    ==========


                                                                                AS OF DECEMBER 31, 2011
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                          AMORTIZED     ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
Fixed maturity securities:
    Corporate bonds                                       $   5,253     $     626      $     84      $       9      $  5,786
    U.S. government bonds                                        28             7             -              -            35
    Foreign government bonds                                     50             7             -              -            57
    RMBS                                                        791            70             8             13           840
    CMBS                                                        130             5             9              -           126
    CDOs                                                          3             -             -              -             3
    State and municipal bonds                                   294            37             1              -           330
    Hybrid and redeemable preferred securities                  111            10            10              -           111
                                                          -----------   -----------    ----------    -----------    ----------
      Total fixed maturity securities                         6,660           762           112             22         7,288
Equity securities                                                 2             1             -              -             3
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $   6,662     $     763      $    112      $      22      $  7,291
                                                          ===========   ===========    ==========    ===========    ==========


The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2012, were as follows:


                                                          AMORTIZED        FAIR
                                                             COST          VALUE
                                                          -----------    ----------
Due in one year or less                                   $     240    $      245
Due after one year through five years                         1,134         1,263
Due after five years through ten years                        1,996         2,277
Due after ten years                                           2,628         3,032
                                                          -----------     ---------
    Subtotal                                                  5,998         6,817
                                                          -----------     ---------
MBS                                                             695           748
CDOs                                                             15            15
                                                          -----------     ---------
      Total fixed maturity AFS securities                 $   6,708    $    7,580
                                                          ===========     =========


Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:


                                                                        AS OF DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                          LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
Fixed maturity securities:
    Corporate bonds                        $     267      $     14      $     150      $     46      $     417      $     60
    RMBS                                          34             5             15             3             49             8
    CMBS                                           -             2              8             1              8             3
    Hybrid and redeemable
      preferred securities                         -             -             32             4             32             4
                                           -----------    ----------    -----------    ----------    -----------    ----------
        Total fixed maturity AFS
        securities                         $     301      $     21      $     205      $     54      $     506      $     75
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            167
                                                                                                                    ==========




                                                                        AS OF DECEMBER 31, 2011
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                          LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
Fixed maturity securities:
    Corporate bonds                        $     225      $     17      $     246      $     76      $     471      $     93
    RMBS                                          68            14             53             7            121            21
    CMBS                                           8             -             19             9             27             9
    CDOs                                           9             -             10             1             19             1
    Hybrid and redeemable
      preferred securities                        31             2             29             8             60            10
                                           -----------    ----------    -----------    ----------    -----------    ----------
        Total fixed maturity AFS
        securities                         $     341      $     33      $     357      $    101      $     698      $    134
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            267
                                                                                                                    ==========


The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:



                                                                                        AS OF DECEMBER 31, 2012
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $      5      $       1     $       -              3
Nine months or greater, but less than twelve months                             1              -             -              2
Twelve months or greater                                                       73             43            13             42
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $     79      $      44     $      13             47
                                                                         ==========    ===========   ===========    =============



                                                                                        AS OF DECEMBER 31, 2011
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $     36      $       8     $       6             19
Six months or greater, but less than nine months                                1              1             -              3
Nine months or greater, but less than twelve months                             1              -             -              2
Twelve months or greater                                                       93             69            11             57
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $    131      $      78     $      17             81
                                                                         ==========    ===========   ===========    =============

(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2012, decreased $59 million in comparison to December 31, 2011. As discussed further below, we believe the unrealized loss position as of December 31, 2012, did not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2012, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2012, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2012, the unrealized losses associated with our MBS were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2012, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.


Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:



                                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                                       -----------------------------------------
                                                                                          2012           2011          2010
                                                                                       ------------    ----------    -----------
Balance as of beginning-of-year                                                        $       61      $     47      $      46
 Increases attributable to:
   Credit losses on securities for which an OTTI was not
        previously recognized                                                                   9            10              1
   Credit losses on securities for which an OTTI was
        previously recognized                                                                   5            11              9
    Decreases attributable to:
      Securities sold                                                                         (22)           (7)            (9)
                                                                                       ------------    ----------    -----------
          Balance as of end-of-year                                                    $       53      $     61      $      47
                                                                                       ============    ==========    ===========


During 2012, 2011 and 2010, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

o  Failure of the issuer of the security to make scheduled payments;
o  Deterioration of creditworthiness of the issuer;
o  Deterioration of conditions specifically related to the security;
o  Deterioration of fundamentals of the industry in which the issuer operates;
o Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and
o  Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentration in New York as of December 31, 2012 and 2011, which accounted for approximately 60% and 47% of mortgage loans on real estate, respectively.

The following provides the composition of our mortgage loans on real estate (in millions):


                                                                                                       AS OF DECEMBER 31,
                                                                                                    -------------------------
                                                                                                      2012           2011
                                                                                                    -----------    ----------
Current                                                                                             $     423      $    263
Unamortized premium (discount)                                                                              -             1
                                                                                                    -----------    ----------
    Total carrying value                                                                            $     423      $    264
                                                                                                    ===========    ==========

There were no impaired mortgage loans on real estate as of December 31, 2012 and 2011.


As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):


                                                   AS OF DECEMBER 31, 2012                     AS OF DECEMBER 31, 2011
                                            ---------------------------------------    ----------------------------------------
                                                                           DEBT-                                      DEBT-
                                                                          SERVICE                                    SERVICE
                                            PRINCIPAL        % OF        COVERAGE      PRINCIPAL        % OF         COVERAGE
LOAN-TO-VALUE                                AMOUNT         TOTAL          RATIO         AMOUNT        TOTAL          RATIO
                                            ----------    -----------    ----------    -----------   -----------    -----------

Less than 65%                               $    400        94.6 %         1.86        $     236        89.4 %        1.60
65% to 74%                                        12         2.8 %         1.50               24         9.1 %        1.48
75% to 100%                                       11         2.6 %         0.59                4         1.5 %        0.45
                                            ----------    -----------                  -----------   ------------
    Total mortgage loans on real estate     $    423       100.0 %                     $     264       100.0 %
                                            ==========    ===========                  ===========   ============



NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities                                                          $     381     $     382      $     381
Mortgage loans on real estate                                                                 18            14             14
Policy loans                                                                                  24            23             25
Commercial mortgage loan prepayment
    and bond make-whole premiums                                                               5             5              4
Consent fees                                                                                   -             -              1
                                                                                       -----------   -----------    -----------
      Investment income                                                                      428           424            425
Investment expense                                                                            (7)           (7)            (7)
                                                                                       -----------   -----------    -----------
        Net investment income                                                          $     421     $     417      $     418
                                                                                       ===========   ===========    ===========

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities:
    Gross gains                                                                        $       1     $       2      $       7
    Gross losses                                                                             (17)          (31)           (29)
Gain (loss) on other investments                                                               -             -              1
Associated amortization of DAC, VOBA, DSI and DFEL
    and changes in other contract holder funds                                                 -             3              5
                                                                                       -----------   -----------    -----------
      Total realized gain (loss) related to certain investments                        $     (16)    $     (26)     $     (16)
                                                                                       ===========   ===========    ===========


Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
OTTI RECOGNIZED IN NET INCOME (LOSS)
Corporate bonds                                                                        $     (6)     $      (2)     $     (8)
RMBS                                                                                         (3)           (14)          (12)
CMBS                                                                                         (5)            (8)           (5)
                                                                                       ----------    -----------    ----------
    Gross OTTI recognized in net income (loss)                                              (14)           (24)          (25)
    Associated amortization of DAC, VOBA, DSI and DFEL                                        2              5             8
                                                                                       ----------    -----------    ----------
      Net OTTI recognized in net income (loss), pre-tax                                $    (12)     $     (19)     $    (17)
                                                                                       ==========    ===========    ==========

PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                                                           $     11      $       8      $      6
Change in DAC, VOBA, DSI and DFEL                                                            (1)            (1)            -
                                                                                       ----------    -----------    ----------
    Net portion of OTTI recognized in OCI, pre-tax                                     $     10      $       7      $      6
                                                                                       ==========    ===========    ==========

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS

As of December 31, 2012 and 2011, we reviewed our corporate bond and CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2012 and 2011, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

INVESTMENT COMMITMENTS

As of December 31, 2012, our investment commitments were $13 million, which included $8 million of private placement securities and $5 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2012 and 2011, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $392 million and $494 million, respectively, or 5% and 6% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $184 million and $223 million, respectively, or 2% and 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2012 and 2011, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $843 million and $753 million, or 10% and 9% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $500 million and $589 million, or 6% and 7% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.


ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $14 million as of December 31, 2012 and 2011.

4. DERIVATIVE INSTRUMENTS

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES

We transfer the liability for our GWB and GIB features to LNL, who along with an affiliate, use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:



                                                   AS OF DECEMBER 31, 2012                    AS OF DECEMBER 31, 2011
                                           ----------------------------------------   ----------------------------------------
                                                                 FAIR VALUE                                 FAIR VALUE
                                            NOTIONAL      -------------------------    NOTIONAL      -------------------------
                                            AMOUNTS         ASSET       LIABILITY      AMOUNTS         ASSET       LIABILITY
                                           -----------    ----------    -----------   -----------    ----------    -----------

    Guaranteed living benefits ("GLB")
      reserves(1)                          $       -      $      -      $     (51)    $       -      $      -      $    (101)
    Reinsurance related(2)                         -             9              -             -            13              -
                                           -----------     ---------    -----------   -----------    ----------    -----------
        Total derivative instruments       $       -      $      9      $     (51)    $       -      $     13      $    (101)
                                           ===========     =========    ===========   ===========    ==========    ===========


(1) Reported in future contract benefits on our Balance Sheets.
(2) Reported in reinsurance related embedded derivatives on our Balance Sheets.

The gains (losses) on embedded derivatives not designated and not qualifying as hedging instruments (in millions), recorded within net income (loss) on our Statements of Comprehensive Income (Loss) were as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          ----------    -----------    ----------
GLB reserves(1)                                           $       50    $     (77)     $        8
                                                          ==========    ===========    ==========


(1) Reported in realized gain (loss) on our Statements of Comprehensive Income
    (Loss).

5. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Current                                                   $      11     $      19      $     29
Deferred                                                         48            10            24
                                                          -----------   -----------    ----------
    Federal income tax expense (benefit)                  $      59     $      29      $     53
                                                          ===========   ===========    ==========


A reconciliation of the effective tax rate differences (in millions) was as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Tax rate times pre-tax income                             $      54     $      (2)     $     57
Effect of:
    Separate account dividends received deduction                (5)           (5)           (4)
    Tax credits                                                  (1)           (1)           (1)
    Goodwill                                                      -            36             -
    Change in uncertain tax positions                            (4)            1             1
    Other items                                                  15             -             -
                                                          -----------   -----------    ----------
      Federal income tax expense (benefit)                $      59     $      29      $     53
                                                          ===========   ===========    ==========
Effective tax rate                                               38%           N/M           33%
                                                          ===========   ===========    ==========


The effective tax rate is the ratio of tax expense over pre-tax income
(loss). Since the pre-tax income of $(2) million resulted in tax expense of $30 million in 2011, the effective tax rate was not meaningful. The change in uncertain tax positions relates primarily to the lapse of statute of limitations for prior year tax returns. Other items include corrections of immaterial errors in prior period financial statements.

The federal income tax asset (liability) (in millions) was as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Current                                                                  $    (30)     $     (27)
Deferred                                                                     (423)          (357)
                                                                         ----------    -----------
    Total federal income tax asset (liability)                           $   (453)     $    (384)
                                                                         ==========    ===========


Significant components of our deferred tax assets and liabilities (in millions) were as follows:


                                                                           AS OF DECEMBER 31,
                                                                        -------------------------
                                                                          2012           2011
                                                                        -----------    ----------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds                $      36      $     32
Investments                                                                     4            11
Net capital loss                                                                -             6
Guarantee Assessments                                                           6             6
Other                                                                           1             4
                                                                        -----------    ----------
    Total deferred tax assets                                                  47            59
                                                                        -----------    ----------
DEFERRED TAX LIABILITIES
DAC                                                                            95           108
VOBA                                                                           51            70
Net unrealized gain on AFS securities                                         307           222
Other                                                                          17            16
                                                                        -----------    ----------
    Total deferred tax liabilities                                            470           416
                                                                        -----------    ----------
      Net deferred tax asset (liability)                                $    (423)     $   (357)
                                                                        ===========    ==========

As of December 31, 2012, the Company had $178 million of capital loss carryforwards that begin to expire in 2014. In addition, the Company had $29 million of general business credits that begin to expire in 2030.

Although realization is not assured, management believes that it is more likely than not that the Company will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2012 and 2011, $1 million and $7 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. The Company is not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                                  FOR THE
                                                                YEARS ENDED
                                                                DECEMBER 31,
                                                          -------------------------
                                                            2012          2011
                                                          -----------   -----------
Balance as of beginning-of-year                           $      22     $      22
    Increases for prior year tax positions                        -             1
    Decreases for prior year tax positions                      (12)           (1)
    Decreases for lapse of statute of limitations                (2)            -
                                                          -----------   -----------
      Balance as of end-of-year                           $       8     $      22
                                                          ===========   ===========

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2012, 2011 and 2010, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(3) million, $1 million and $1 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million and $5 million as of December 31, 2012 and 2011, respectively.

The Company is subject to examination by U.S. federal, state, local and non-U.S. income authorities. The Company is currently under examination by the IRS for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. The Company has protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals. The IRS also completed its examination of tax years 2005 and 2006, and 2006 of the former Jefferson-Pilot Corporation ("JP") and its subsidiaries during 2010. The Company believes a portion of the 2005 through 2008 assessments is inconsistent with current laws and is using the established IRS Appeals process to attempt to settle the remaining issues. The IRS also concluded its examination of non-consolidated returns for Jefferson Pilot LifeAmerica Insurance Company for the tax years ended April 1, 2007, with agreement on all adjustments on January 18, 2013. The Company does not expect any adjustments that might result from those audits would be material to its consolidated results of operations or its financial condition.

6.  DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $    321      $     339      $    439
    Cumulative effect from adoption of new accounting standards                               -              -           (73)
    Deferrals                                                                                68             68            61
    Amortization, net of interest:
      Unlocking                                                                              (7)            (1)           (9)
      Other amortization, excluding unlocking, net of interest                              (42)           (37)          (35)
    Adjustment related to realized (gains) losses                                            (3)             2             2
    Adjustment related to unrealized (gains) losses                                         (33)           (50)          (46)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $    304      $     321      $    339
                                                                                       ==========    ===========    ==========

Changes in VOBA (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    -----------   -----------
Balance as of beginning-of-year                                                        $    200      $     319     $     417
    Deferrals                                                                                 -              1             1
    Amortization:
      Unlocking                                                                              (6)           (22)           19
      Other amortization, excluding unlocking                                               (41)           (51)          (70)
    Accretion of interest(1)                                                                 17             20            22
    Adjustment related to unrealized (gains) losses                                         (22)           (67)          (70)
                                                                                       ----------    -----------   -----------
        Balance as of end-of-year                                                      $    148      $     200     $     319
                                                                                       ==========    ===========   ===========


(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.30% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2012, was as follows:



2013                         $      15
2014                                13
2015                                12
2016                                11
2017                                11

Changes in DSI (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $     12      $      13      $     16
    Deferrals                                                                                 1              1             3
    Amortization, net of interest:
      Other amortization, excluding unlocking, net of interest                               (2)            (2)           (2)
    Adjustment related to unrealized (gains) losses                                          (2)             -            (4)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $      9      $      12      $     13
                                                                                       ==========    ===========    ==========

Changes in DFEL (in millions) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $     82      $     101      $     87
    Deferrals                                                                                29             40            35
    Amortization, net of interest:
      Unlocking                                                                              (6)            (6)           (1)
      Other amortization, excluding unlocking, net of interest                              (15)           (11)          (12)
    Adjustment related to unrealized (gains) losses                                         (16)           (42)           (8)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $     74      $      82      $    101
                                                                                       ==========    ===========    ==========

7.  REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Direct insurance premiums and fees                                                     $    578      $     552      $    529
Reinsurance ceded                                                                          (164)          (159)         (143)
                                                                                       ----------    -----------    ----------
    Total insurance premiums and fees                                                  $    414      $     393      $    386
                                                                                       ==========    ===========    ==========
Direct insurance benefits                                                              $    472      $     458      $    425
Reinsurance recoveries netted against benefits                                             (207)          (184)         (171)
                                                                                       ----------    -----------    ----------
    Total benefits                                                                     $    265      $     274      $    254
                                                                                       ==========    ===========    ==========

Our insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 30% to 35% of the mortality risk on newly issued non-term life insurance contracts and approximately 25% to 30% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2012, the reserves associated with these reinsurance arrangements totaled $4 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

Reinsurance contracts do not relieve an insurer from its primarily obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

8. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:


                                                    FOR THE YEAR ENDED DECEMBER 31, 2012
                                           -------------------------------------------------------
                                           ACQUISITION    CUMULATIVE
                                             BALANCE      IMPAIRMENT                     BALANCE
                                             AS OF         AS OF                          AS OF
                                           BEGINNING-     BEGINNING-                       END-
                                            OF-YEAR        OF-YEAR       IMPAIRMENT      OF-YEAR
                                           -----------    -----------    ------------   ----------
Annuities                                  $      26      $       -      $       -      $      26
Life Insurance                                   136           (102)             -             34
                                           -----------    -----------    -----------     ---------
    Total goodwill                         $     162      $    (102)     $       -      $      60
                                           ===========    ===========    ===========     =========


                                                    FOR THE YEAR ENDED DECEMBER 31, 2011
                                           -------------------------------------------------------
                                           ACQUISITION    CUMULATIVE
                                             BALANCE      IMPAIRMENT                     BALANCE
                                             AS OF         AS OF                         AS OF
                                           BEGINNING-     BEGINNING-                       END-
                                            OF-YEAR        OF-YEAR       IMPAIRMENT      OF-YEAR
                                           -----------    -----------    ------------   ----------
Annuities                                  $      26      $       -      $       -    $       26
Life Insurance                                   136              -           (102)           34
                                           -----------    -----------    -----------     ---------
    Total goodwill                         $     162      $       -      $    (102)   $       60
                                           ===========    ===========    ===========     =========


We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of our own share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2012, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:


                                                          AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                          -------------------------    -------------------------
                                                            GROSS                        GROSS
                                                           CARRYING     ACCUMULATED     CARRYING     ACCUMULATED
                                                            AMOUNT     AMORTIZATION      AMOUNT     AMORTIZATION
                                                          -----------  -------------   -----------  ------------
Life Insurance:
    Sales force                                           $       7    $        2      $       7      $      2



Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2012.

9. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):


                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------    ----------
RETURN OF NET DEPOSITS
Total account value                                       $   2,427    $    1,993
Net amount at risk (1)                                           14            47
Average attained age of contract holders                    56 years      55 years
MINIMUM RETURN
Average attained age of contract holders                    80 years      80 years
Guaranteed minimum return                                        5 %            5 %
ANNIVERSARY CONTRACT VALUE
Total account value                                       $     990    $      926
Net amount at risk (1)                                           78           116
Average attained age of contract holders                    66 years      66 years

(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2012, to December 31, 2011, was attributable primarily to the increase in equity markets during 2012.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Balance
Sheets:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Balance as of beginning-of-year                           $       2     $       1      $      2
    Changes in reserves                                           1             3             -
    Benefits paid                                                (1)           (2)           (1)
                                                          -----------   -----------    ----------
      Balance as of end-of-year                           $       2     $       2      $      1
                                                          ===========   ===========    ==========

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:



                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------    ----------
ASSET TYPE
Domestic equity                                           $   1,113      $    962
International equity                                            500           424
Bonds                                                           728           581
Money market                                                    264           188
                                                          -----------    ----------
    Total                                                 $   2,605      $  2,155
                                                          ===========    ==========

Percent of total variable annuity separate account
values                                                           90%           89%



Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 12% of permanent life insurance in force as of December 31, 2012, and 41% of total sales for these products for the year ended December 31, 2012.

10. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, and unclaimed property laws.

We are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2012. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple regulatory inquiries and examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2012, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the year ended December 31, 2012, approximately 93% of the premiums, on the basis of statutory accounting principles ("SAP"), were generated in New York.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $17 million as of December 31, 2012 and 2011.

11. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):


                                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                                          -------------------------------------
                                                                                            2012          2011         2010
                                                                                          ----------    ----------    ---------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                                           $    258      $     72      $   (19)
    Cumulative effect from adoption of new accounting standards                                  -             -            1
    Unrealized holding gains (losses) arising during the year                                  226           366          252
    Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds        (139)          (94)        (122)
    Income tax benefit (expense)                                                               (14)         (103)         (51)
    Less:
      Reclassification adjustment for gains (losses) included in net income (loss)             (16)          (29)         (22)
      Associated amortization of DAC, VOBA, DSI and DFEL                                         -             3            5
      Income tax benefit (expense)                                                               6             9            6
                                                                                          ----------    ----------    ---------
       Balance as of end-of-year                                                          $    341      $    258      $    72
                                                                                          ==========    ==========    =========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year                                                           $     (9)     $    (11)     $   (12)
    (Increases) attributable to:
      Cumulative effect from adoption of new accounting standards                                -             -           (1)
      Gross OTTI recognized in OCI during the year                                             (11)           (8)          (6)
      Change in DAC, VOBA, DSI and DFEL                                                          1             1            -
      Income tax benefit (expense)                                                               3             3            2
    Decreases attributable to:
      Sales, maturities or other settlements of AFS securities                                  13            12           12
      Change in DAC, VOBA, DSI and DFEL                                                         (3)           (3)          (3)
      Income tax benefit (expense)                                                              (4)           (3)          (3)
                                                                                          ----------    ----------    ---------
       Balance as of end-of-year                                                          $    (10)     $     (9)     $   (11)
                                                                                          ==========    ==========    =========
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                           $      1      $      1      $     1
                                                                                          ----------    ----------    ---------
       Balance as of end-of-year                                                          $      1      $      1      $     1
                                                                                          ==========    ==========    =========

12. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:


                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                                 ---------------------------------------
                                                                                   2012          2011           2010
                                                                                 ----------    -----------    ----------
Total realized gain (loss) related to certain investments(1)                     $    (16)     $     (26)     $    (16)
Variable annuity net derivatives results:(2)
    Gross gain (loss)                                                                  (1)             -             -
    Associated amortization of DAC, VOBA, DSI and DFEL                                 (2)            (1)           (2)
                                                                                 ----------    -----------    ----------
      Total realized gain (loss)                                                 $    (19)     $     (27)     $    (18)
                                                                                 ==========    ===========    ==========

(1) See "Realized Gain (Loss) Related to Certain Investments" section in Note 3.
(2) Includes the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge GDB and GLB products, including the cost of purchasing the hedging instruments.

13. COMMISSIONS AND OTHER EXPENSES

Details underlying commissions and other expenses (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Commissions                                                                            $      82     $      80      $      74
General and administrative expenses                                                           79            68             60
DAC and VOBA deferrals and interest, net of amortization                                      11            22             11
Taxes, licenses and fees                                                                      19            36             16
                                                                                       -----------   -----------    -----------
    Total                                                                              $     191     $     206      $     161
                                                                                       ===========   ===========    ===========

14. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

15. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and LNL sponsor defined contribution plans, which include money purchase plans, for eligible employees and agents, including those of LLANY. LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for these plans were $3 million, $2 million and $2 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors. LLANY participates in five of these deferred compensation plans. LLANY's associated liability for these plans was $2 million and $1 million as of December 31, 2012 and 2011, respectively, which is reported in other liabilities on our Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNC makes matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of LNC contributions are calculated in accordance with the plan document. Our expenses for this plan were less than $1 million for the years ended December 31, 2012, 2011 and 2010.

DEFERRED COMPENSATION PLANS FOR AGENTS

LNL sponsors three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, LNL agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNL makes matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of LNL's contributions are calculated in accordance with the plans' documents. Our expenses for these plans were not significant for the years ended December 31, 2012, 2011 and 2010.

16. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's two stock-based incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights ("SARs"), restricted stock units and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises. Total compensation expense for stock-based incentive compensation plans was not material for the years ended December 31, 2012, 2011, and 2010.

17.  STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Capital and surplus                                                      $    648      $     586



                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------
                                                                           2012          2011          2010
                                                                         ----------    -----------   -----------
Net gain (loss) from operations, after-tax                               $     82      $     (99)    $      73
Net income (loss)                                                              74           (121)           55
Dividends to LNL                                                                -             73            80


The increase in statutory net income (loss) for the year ended December 31, 2012, from that of 2011, was primarily due to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to an increase in reserves on variable annuity products as a result of the low interest rate environment during 2011.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves and the use of a more conservative valuation interest rate on certain annuities as of December 31, 2012 and 2011.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Calculation of reserves using continuous CARVM                            $    (2)       $    (2)
Conservative valuation rate on certain annuities                               (1)            (1)

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval from the Superintendent of the New York Department of Insurance provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends of $65 million in 2013 without New York Department of Insurance approval.

18. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:


                                                                                       AS OF DECEMBER 31, 2012
                                                                        ------------------------------------------------------
                                                                         CARRYING        FAIR         CARRYING        FAIR
                                                                          VALUE          VALUE         VALUE          VALUE
                                                                        -----------    ----------    -----------    ----------
ASSETS
AFS securities:
    Fixed maturity securities                                           $   7,580      $  7,580      $   7,288      $  7,288
    Equity securities                                                           3             3              3             3
Mortgage loans on real estate                                                 423           448            264           289
Other investments                                                               -             -              1             1
Cash and invested cash                                                         54            54             17            17
Separate account assets                                                     3,195         3,195          2,677         2,677

LIABILITIES
Future contract benefits:
    GLB reserves embedded derivatives                                         (51)          (51)          (101)         (101)
Other contract holder funds:
    Remaining guaranteed interest and similar contracts                       (65)          (65)           (94)          (94)

    Account values of certain investment contracts                         (1,374)       (1,570)        (1,386)       (1,545)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.


OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. The inputs used to measure the fair value of our other investments are classified as Level 3 within the fair value hierarchy.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2012 and 2011, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2012 or 2011, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:


                                                                                      AS OF DECEMBER 31, 2012
                                                                       -------------------------------------------------------
                                                                         QUOTED
                                                                         PRICES
                                                                        IN ACTIVE
                                                                       MARKETS FOR    SIGNIFICANT    SIGNIFICANT
                                                                        IDENTICAL     OBSERVABLE    UNOBSERVABLE     TOTAL
                                                                          ASSETS        INPUTS         INPUTS         FAIR
                                                                        (LEVEL 1)      (LEVEL 2)     (LEVEL 3)       VALUE
                                                                       -----------    -----------   ------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $       5      $  6,192      $      83      $   6,280
      U.S. government bonds                                                   34             2              -             36
      Foreign government bonds                                                 -            52              -             52
      RMBS                                                                     -           670              -            670
      CMBS                                                                     -            75              3             78
      CDOs                                                                     -             9              6             15
      State and municipal bonds                                                -           341              -            341
      Hybrid and redeemable preferred securities                               -           104              4            108
    Equity AFS securities                                                      3             -              -              3
Cash and invested cash                                                         -            54              -             54
Separate account assets                                                       68         3,127              -          3,195
                                                                       -----------    ----------    -----------    -----------
        Total assets                                                   $     110      $ 10,626      $      96      $  10,832
                                                                       ===========    ==========    ===========    ===========

LIABILITIES
Future contract benefits:
    GLB reserves embedded derivatives                                  $       -      $      -      $     (51)     $     (51)
                                                                       -----------    ----------    -----------    -----------
        Total liabilities                                              $       -      $      -      $     (51)     $     (51)
                                                                       ===========    ==========    ===========    ===========


                                                                                      AS OF DECEMBER 31, 2011
                                                                       -------------------------------------------------------
                                                                          QUOTED
                                                                          PRICES
                                                                        IN ACTIVE
                                                                       MARKETS FOR    SIGNIFICANT   SIGNIFICANT
                                                                        IDENTICAL     OBSERVABLE    UNOBSERVABLE      TOTAL
                                                                          ASSETS        INPUTS        INPUTS          FAIR
                                                                         (LEVEL 1)      (LEVEL 2)    (LEVEL 3)        VALUE
                                                                       -----------    -----------   ------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $       5      $  5,641      $     140      $   5,786
      U.S. government bonds                                                   34             -              1             35
      Foreign government bonds                                                 -            57              -             57
      RMBS                                                                     -           838              2            840
      CMBS                                                                     -           122              4            126
      CDOs                                                                     -             -              3              3
      State and municipal bonds                                                -           330              -            330
      Hybrid and redeemable preferred securities                               -           101             10            111
    Equity AFS securities                                                      3             -              -              3
Cash and invested cash                                                         -            17              -             17
Separate account assets                                                        -         2,677              -          2,677
                                                                       -----------    ----------    -----------    -----------
        Total assets                                                   $      42      $  9,783      $     160      $   9,985
                                                                       ===========    ==========    ===========    ===========

LIABILITIES
Future contract benefits:
    GLB reserves embedded derivatives                                  $       -      $      -      $    (101)     $    (101)
                                                                       -----------    ----------    -----------    -----------
        Total liabilities                                              $       -      $      -      $    (101)     $    (101)
                                                                       ===========    ==========    ===========    ===========


The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.



                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------   -----------    -----------

Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $     140      $      4      $      (2)     $     (5)     $     (54)     $      83
      U.S. government bonds                        1             -              -            (1)             -              -
      RMBS                                         2             -              -            (1)            (1)             -
      CMBS                                         4            (1)             1             -             (1)             3
      CDOs                                         3             -              -             6             (3)             6
      Hybrid and redeemable
        preferred securities                      10             -              1             -             (7)             4
Future contract benefits:(4)
    GLB reserves embedded derivatives           (101)           50              -             -              -            (51)
                                           -----------    ----------    -----------  ------------   -----------    -----------
          Total, net                       $      59      $     53      $       -      $     (1)     $     (66)     $      45
                                           ===========    ==========    ===========  ============   ===========    ===========

                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           -----------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------   -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $     139      $      3      $       1      $     (7)     $       4      $     140
      U.S. government bonds                        1             -              -             -              -              1
      Foreign government bonds                     1             -              -             -             (1)             -
      RMBS                                         2             -              -             -              -              2
      CMBS                                        15           (10)            13           (14)             -              4
      CDOs                                         3             -              -             -              -              3
      Hybrid and redeemable
        preferred securities                       4             -              3            (6)             9             10
Future contract benefits:(4)
    GLB reserves embedded derivatives            (24)          (77)             -             -              -           (101)
                                           -----------    ----------    -----------  ------------   -----------    -----------
          Total, net                       $     141      $    (84)     $      17      $    (27)     $      12      $      59
                                           ===========    ==========    ===========  ============   ===========    ===========



                                                                  FOR THE YEAR ENDED DECEMBER 31, 2010
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------   -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $     160      $      1      $       6      $    (10)     $     (18)     $     139
      U.S. government bonds                        -             -              -             -              1              1
      Foreign government bonds                     -             -              -             -              1              1
      RMBS                                         3             -              -            (1)             -              2
      CMBS                                        51            (5)            12           (14)           (29)            15
      CDOs                                         3             -              -             -              -              3
      Hybrid and redeemable
        preferred securities                      14             -            (10)            -              -              4
Future contract benefits:(4)
    GLB reserves embedded derivatives            (32)            8              -             -              -            (24)
                                           -----------    ----------    -----------  ------------   -----------    -----------
          Total, net                       $     199      $      4      $       8      $    (25)     $     (45)     $     141
                                           ===========    ==========    ===========  ============   ===========    ===========



(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 4).
(2) Transfers in or out of Level 3 for AFS securities are displayed at amortized cost as of the beginning-of-year. For AFS securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(3) Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).
(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $       -      $      -      $       -      $     (3)     $      (2)     $      (5)
      U.S. government bonds                        -             -              -            (1)             -             (1)
      RMBS                                         -             -             (1)            -              -             (1)
      CDOs                                         6             -              -             -              -              6
                                           -----------    ----------    -----------    ----------    -----------    -----------
          Total, net                       $       6      $      -      $      (1)     $     (4)     $      (2)     $      (1)
                                           ===========    ==========    ===========    ==========    ===========    ===========


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $      14      $     (6)     $      (6)     $     (8)     $      (1)     $      (7)
      CMBS                                         -           (12)             -            (2)             -            (14)
      Hybrid and redeemable preferred
        securities                                 -            (6)             -             -              -             (6)
                                           -----------    ----------    -----------   -----------    -----------    -----------
          Total, net                       $      14      $    (24)     $      (6)     $    (10)     $      (1)     $     (27)
                                           ===========    ==========    ===========   ===========    ===========    ===========


The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):


                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                      ----------------------------------------
                                                                        2012           2011          2010
                                                                      -----------    ----------    -----------
GLB reserves embedded derivatives(1)                                  $      58      $    (69)     $     (16)

(1) Included in realized gain (loss) on our Statements of Comprehensive Income
    (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $       2      $    (56)     $     (54)
      RMBS                                                                      -            (1)            (1)
      CMBS                                                                      -            (1)            (1)
      CDOs                                                                      -            (3)            (3)
      Hybrid and redeemable preferred securities                                3           (10)            (7)
                                                                        -----------    ----------    -----------
          Total, net                                                    $       5      $    (71)     $     (66)
                                                                        ===========    ==========    ===========




                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $      24      $    (20)     $       4
      Foreign government bonds                                                  -            (1)            (1)
      Hybrid and redeemable preferred securities                                9             -              9
                                                                        -----------    ----------    -----------
          Total, net                                                    $      33      $    (21)     $      12
                                                                        ===========    ==========    ===========


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $       5      $    (23)     $     (18)
      U.S. government bonds                                                     1             -              1
      Foreign government bonds                                                  1             -              1
      CMBS                                                                      1           (30)           (29)
                                                                        -----------    ----------    -----------
          Total, net                                                    $       8      $    (53)     $     (45)
                                                                        ===========    ==========    ===========


Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2012, 2011 and 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. There were no significant transfers between Levels 1 and 2 of the fair value during 2012, 2011 and 2010.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2012:


                                     FAIR              VALUATION                      SIGNIFICANT                  INPUT
                                     VALUE             TECHNIQUE                  UNOBSERVABLE INPUTS              RANGES
                                   ----------    -----------------------    --------------------------------   ---------------
ASSETS
Investments:
    Fixed maturity AFS and
    trading
      securities
        Corporate bonds            $     52      Discounted cash flow       Liquidity/duration adjustment(1)   2.0% - 13.5%

LIABILITIES
Future contract benefits:
    GLB reserves embedded
      derivatives                        51      Monte Carlo simulation     Long-term lapse rate(2)            1.0% - 27.0%
                                                                            Utilization of guaranteed
                                                                              withdrawal(3)                    90.0% - 100.0%

                                                                            Non-performance risk ("NPR")(4)    0.03% - 0.54%
                                                                            Mortality rate(5)                        (7)
                                                                            Volatility(6)                      1.0% - 35.0%

(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapse rates during the surrender charge period.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(5) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(6) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(7) Based on the "Annuity 2000 Mortality Table" developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

o INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.

o GLB RESERVES EMBEDDED DERIVATIVES - An increase in our lapse rate, wait period, NPR or mortality rate inputs would result in a decrease in the fair value measurement. An increase in the percent of maximum withdrawal amount input would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.

19. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit, and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focus is in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, principally term life, disability and dental insurance to the employer market place through various forms of contributory and non-contributory plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital; other corporate investments; benefit plan net liability; the results of certain disability income business; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

o Realized gains and losses associated with the following ("excluded realized gain (loss)"):

    -  Sales or disposals of securities;

    -  Impairments of securities;

    - Changes in the fair value of embedded derivatives within certain reinsurance arrangements;

    - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and

    - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value.

o Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
o Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
o  Gains (losses) on early extinguishment of debt;
o  Losses from the impairment of intangible assets;
o  Income (loss) from discontinued operations; and
o  Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

o  Excluded realized gain (loss);
o  Revenue adjustments from the initial adoption of new accounting standards;
o Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
o Amortization of deferred gains arising from the reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.


Segment information (in millions) was as follows:



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
REVENUES
Operating revenues:
    Annuities                                                           $     119      $    115      $     111
    Retirement Plan Services                                                   57            56             53
    Life Insurance                                                            577           555            563
    Group Protection                                                           82            73             62
    Other Operations                                                            4            16             18
Excluded realized gain (loss), pre-tax                                        (23)          (32)           (21)
                                                                        -----------    ----------    -----------
      Total revenues                                                    $     816      $    783      $     786
                                                                        ===========    ==========    ===========



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
NET INCOME (LOSS)
Income (loss) from operations:
    Annuities                                                           $      24      $     22      $      23
    Retirement Plan Services                                                    3             4             (2)
    Life Insurance                                                             94            62             94
    Group Protection                                                           (4)            1             (2)
    Other Operations                                                           (8)           (1)            11
Excluded realized gain (loss), after-tax                                      (15)          (21)           (13)
Impairment of intangibles, after-tax                                            -          (102)             -
                                                                        -----------    ----------    -----------
        Net income (loss)                                               $      94      $    (35)     $     111
                                                                        ===========    ==========    ===========



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
NET INVESTMENT INCOME
Annuities                                                               $      63      $     66      $      69
Retirement Plan Services                                                       52            51             49
Life Insurance                                                                294           278            277
Group Protection                                                                8             6              5
Other Operations                                                                4            16             18
                                                                        -----------    ----------    -----------
    Total net investment income                                         $     421      $    417      $     418
                                                                        ===========    ==========    ===========



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                               $      13      $     14      $      15
Retirement Plan Services                                                        1             1             10
Life Insurance                                                                 63            74             46
Group Protection                                                                2             2              2
                                                                        -----------    ----------    -----------
    Total amortization of DAC and VOBA, net of interest                 $      79      $     91      $      73
                                                                        ===========    ==========    ===========



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                                               $       7      $      6      $       7
Retirement Plan Services                                                        1             2             (1)
Life Insurance                                                                 48            32             50
Group Protection                                                               (1)            1             (1)
Other Operations                                                               11            (1)             6
Excluded realized gain (loss)                                                  (7)          (11)            (8)
                                                                        -----------    ----------    -----------
      Total federal income tax expense (benefit)                        $      59      $     29      $      53
                                                                        ===========    ==========    ===========


                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       ----------    -----------
ASSETS
Annuities                                                                              $  4,130      $   3,766
Retirement Plan Services                                                                  1,595          1,456
Life Insurance                                                                            6,889          6,579
Group Protection                                                                            151            122
Other Operations                                                                            160             98
                                                                                       ----------    -----------

    Total assets                                                                       $ 12,925      $  12,021
                                                                                       ==========    ===========

20. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):


                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
Income taxes paid (received)                                            $       8      $     17      $      15
                                                                        ===========    ==========    ===========

21. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:



                                                                                     AS OF DECEMBER 31,
                                                                                ------------------------------
                                                                                   2012             2011
                                                                                -------------    -------------
Assets with affiliates:
     Service agreement receivable(1)                                            $        10      $        (8)
     Ceded reinsurance contracts(2)                                                      73              122
     Ceded reinsurance contracts(3)                                                       9               13


                                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                                -----------------------------------------------
                                                                                   2012             2011             2010
                                                                                -------------    -------------    -------------
Revenues with affiliates:
     Premiums paid on ceded reinsurance contracts(4)                            $       (14)     $       (17)     $       (10)
     Fees for management of general account(5)                                           (6)               -                -
Benefits and expenses with affiliates:
     Service agreement payments(6)                                                       74               65               57



(1) Reported in other assets on our Balance Sheets.
(2) Reported in reinsurance recoverables on our Balance Sheets.
(3) Reported in reinsurance related embedded derivatives on our Balance Sheets.
(4) Reported in insurance premiums on our Statements of Comprehensive Income
    (Loss).
(5) Reported in net investment income on our Statements of Comprehensive Income
    (Loss).
(6) Reported in commissions and other expenses on our Statements of Comprehensive Income (Loss).

SERVICE AGREEMENT

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company ("LIMCO"), also a wholly-owned subsidiary of LNC. LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.

CEDED REINSURANCE CONTRACTS

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

         LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2012

                                                                                                 MORTALITY &
                                                                                                  EXPENSE
                                                 CONTRACT                         CONTRACT       GUARANTEE
                                                 PURCHASES                      REDEMPTIONS       CHARGES
                                                 DUE FROM                          DUE TO        PAYABLE TO
                                               LINCOLN LIFE &                  LINCOLN LIFE &  LINCOLN LIFE &
                                                  ANNUITY                          ANNUITY        ANNUITY
                                                  COMPANY                          COMPANY        COMPANY
SUBACCOUNT                      INVESTMENTS    OF NEW YORK     TOTAL ASSETS      OF NEW YORK    OF NEW YORK      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic
 Growth Class A                 $    745,788  $            --  $     745,788  $            --  $            36  $     745,752
ABVPSF Growth and Income
 Class A                             770,656               --        770,656               --               38        770,618
ABVPSF International
 Value Class A                       498,595               10        498,605               --               17        498,588
ABVPSF Large Cap Growth
 Class A                             120,132               --        120,132               --                5        120,127
ABVPSF Small/Mid Cap
 Value Class A                       752,825               --        752,825               --               32        752,793
American Century VP
 Inflation Protection
 Class I                             765,131              936        766,067               --               36        766,031
American Funds Global
 Growth Class 2                    1,511,303               --      1,511,303               --               62       1,511,24
American Funds Global
 Small Capitalization
 Class 2                           1,784,540            2,294      1,786,834               --               78       1,786,75
American Funds Growth
 Class 2                           5,690,722            1,843      5,692,565               --              250       5,692,31
American Funds
 Growth-Income Class 2             4,513,955           41,024      4,554,979               --              182       4,554,79
American Funds
 International Class 2             3,420,077            1,590      3,421,667               --              156       3,421,51
BlackRock Global
 Allocation V.I. Class I           1,776,984            5,004      1,781,988               --               72       1,781,91
Delaware VIP Diversified
 Income Standard Class             1,621,818              934      1,622,752               --               73       1,622,67
Delaware VIP Emerging
 Markets Standard Class            2,076,623            2,258      2,078,881               --               90       2,078,79
Delaware VIP High Yield
 Standard Class                    1,174,681               --      1,174,681               --               57       1,174,62
Delaware VIP Limited-Term
 Diversified Income
 Standard Class                      597,014            1,875        598,889               --               25        598,864
Delaware VIP REIT
 Standard Class                    1,239,663              747      1,240,410               --               60       1,240,35
Delaware VIP Small Cap
 Value Standard Class              1,480,462            1,363      1,481,825               --               61       1,481,76
Delaware VIP Smid Cap
 Growth Standard Class             1,015,157                1      1,015,158               --               40       1,015,11
Delaware VIP U.S. Growth
 Standard Class                      346,114                5        346,119               --               14        346,105
Delaware VIP Value
 Standard Class                      997,493               --        997,493               --               52        997,441
DWS Alternative Asset
 Allocation VIP Class A               37,957              934         38,891               --                2         38,889
DWS Equity 500 Index VIP
 Class A                           2,180,874              285      2,181,159               --              100       2,181,05
DWS Small Cap Index VIP
 Class A                             860,625              214        860,839               --               41        860,798
Fidelity VIP Asset
 Manager Initial Class               186,823               --        186,823               --                8        186,815
Fidelity VIP Contrafund
 Service Class                     2,083,551            1,954      2,085,505               --               96       2,085,40
Fidelity VIP
 Equity-Income Initial  Class        115,902               --        115,902               --                5        115,897
Fidelity VIP
 Equity-Income Service Class         235,227               --        235,227               --               13        235,214
Fidelity VIP Growth
 Service Class                       569,450           26,438        595,888               --               26        595,862
Fidelity VIP Growth
 Opportunities Service Class          99,568               --         99,568               --                3         99,565
Fidelity VIP High Income
 Service Class                        71,743               --         71,743               --                2         71,741
Fidelity VIP Investment
 Grade Bond Initial Class            197,933               --        197,933               --                9        197,924
Fidelity VIP Mid Cap
 Service Class                       693,981              347        694,328               --               24        694,304
Fidelity VIP Overseas
 Service Class                       283,638               --        283,638               --               11        283,627
FTVIPT Franklin Income
 Securities Class 1                  889,303               --        889,303               --               37        889,266
FTVIPT Franklin Small-Mid Cap
 Growth Securities Class 1           453,104               --        453,104               --               22        453,082
FTVIPT Mutual Shares
 Securities Class 1                  582,154           39,667        621,821               --               21        621,800
FTVIPT Templeton Foreign
 Securities Class 1                  239,898               --        239,898               --               11        239,887
FTVIPT Templeton Foreign
 Securities Class 2                  120,159              214        120,373               --                4        120,369
FTVIPT Templeton Global Bond
 Securities Class 1                  871,695               --        871,695               --               44        871,651
FTVIPT Templeton Growth
 Securities Class 1                  341,165               --        341,165               --               18        341,147
FTVIPT Templeton Growth
 Securities Class 2                   60,751               --         60,751               --                2         60,749
Invesco V.I. Core Equity
 Series I                          1,010,679            1,139      1,011,818               --               37       1,011,78
Invesco V.I. Diversified
 Income Series I                     182,210               --        182,210               --                8        182,202
Invesco V.I.  International
 Growth Series I                     454,925               --        454,925               --               27        454,898
Invesco Van Kampen V.I.
 American Franchise  Series I        533,365                1        533,366               --               22        533,344
Janus Aspen Series
 Balanced Institutional Class        177,298            1,195        178,493               --                5        178,488

See accompanying notes.

                                                                                                 MORTALITY &
                                                                                                  EXPENSE
                                                 CONTRACT                         CONTRACT       GUARANTEE
                                                 PURCHASES                      REDEMPTIONS       CHARGES
                                                 DUE FROM                          DUE TO        PAYABLE TO
                                               LINCOLN LIFE &                  LINCOLN LIFE &  LINCOLN LIFE &
                                                  ANNUITY                          ANNUITY        ANNUITY
                                                  COMPANY                          COMPANY        COMPANY
SUBACCOUNT                      INVESTMENTS    OF NEW YORK     TOTAL ASSETS      OF NEW YORK    OF NEW YORK      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced
 Service Class                  $    274,578  $            --  $     274,578  $            --  $            14  $     274,564
Janus Aspen Series
 Enterprise Service Class            104,181               --        104,181               --                5        104,176
Janus Aspen Series Global
 Technology Service Class             10,917               --         10,917               --               --         10,917
Janus Aspen Series Worldwide
 Institutional Class                 324,460               --        324,460               --                9        324,451
Janus Aspen Series
 Worldwide Service Class              72,300               --         72,300               --                5         72,295
LVIP Baron Growth
 Opportunities Standard Class         37,268               --         37,268               --                2         37,266
LVIP Baron Growth
 Opportunities Service Class         368,238            1,433        369,671               --               14        369,657
LVIP BlackRock Equity
 Dividend RPM Standard Class         222,106              467        222,573               --               12        222,561
LVIP BlackRock Inflation
 Protected Bond Standard Class       419,087               --        419,087               --               11        419,076
LVIP Capital Growth
 Standard Class                      184,900               --        184,900               --                4        184,896
LVIP Clarion Global Real
 Estate Standard Class               379,386               --        379,386               54               18        379,314
LVIP Columbia Small-Mid Cap
 Growth RPM Standard Class            16,916               --         16,916               --                1         16,915
LVIP Delaware Bond Standard
 Class                             3,515,147            3,760      3,518,907               --              138      3,518,769
LVIP Delaware Diversified
 Floating Rate Standard Class        181,404            1,401        182,805               --                5        182,800
LVIP Delaware Foundation
 Aggressive Allocation
 Standard Class                      374,309               --        374,309               --               18        374,291
LVIP Delaware Growth and
 Income Standard Class               162,938               --        162,938               --                8        162,930
LVIP Delaware Social
 Awareness Standard Class            125,768               --        125,768               --                7        125,761
LVIP Delaware Special
 Opportunities Standard Class         26,881               --         26,881               --                1         26,880
LVIP Dimensional Non-U.S
 Equity Standard Class                 5,312               --          5,312               --               --          5,312
LVIP Dimensional U.S.
 Equity Standard Class                 6,110               --          6,110               --               --          6,110
LVIP Dimensional/Vanguard
 Total Bond Standard Class           112,409               --        112,409               --                5        112,404
LVIP Global Income Standard
 Class                               302,767           27,372        330,139               --                9        330,130
LVIP JPMorgan High Yield
 Standard Class                      257,134               --        257,134               --               11        257,123
LVIP JPMorgan Mid Cap Value
 RPM Standard Class                  133,921               --        133,921               --                5        133,916
LVIP MFS International
 Growth Standard Class               166,636            1,416        168,052               --                5        168,047
LVIP MFS Value Standard
 Class                               785,246            1,914        787,160               --               26        787,134
LVIP Mid-Cap Value Standard
 Class                                90,337               --         90,337               --                4         90,333
LVIP Mondrian International
 Value Standard Class                671,619            1,363        672,982               --               30        672,952
LVIP Money Market Standard
 Class                             7,239,776               --      7,239,776            9,338              358      7,230,080
LVIP Protected Profile 2010
 Standard Class                       89,065               --         89,065               --                4         89,061
LVIP Protected Profile 2020
 Standard Class                      283,594               --        283,594               --               13        283,581
LVIP Protected Profile 2030
 Standard Class                      211,423               --        211,423               --               10        211,413
LVIP Protected Profile 2040
 Standard Class                      110,097               --        110,097               --                5        110,092
LVIP Protected Profile
 Conservative Standard Class         214,299               --        214,299               --                5        214,294
LVIP Protected Profile
 Growth Standard Class             2,467,463               --      2,467,463               --              102      2,467,361
LVIP Protected Profile
 Moderate Standard Class           2,619,826               --      2,619,826               --              105      2,619,721
LVIP SSgA Bond Index
 Standard Class                      387,027               --        387,027               --               10        387,017

See accompanying notes.

                                                                                                 MORTALITY &
                                                                                                  EXPENSE
                                                 CONTRACT                         CONTRACT       GUARANTEE
                                                 PURCHASES                      REDEMPTIONS       CHARGES
                                                 DUE FROM                          DUE TO        PAYABLE TO
                                               LINCOLN LIFE &                  LINCOLN LIFE &  LINCOLN LIFE &
                                                  ANNUITY                          ANNUITY        ANNUITY
                                                  COMPANY                          COMPANY        COMPANY
SUBACCOUNT                      INVESTMENTS    OF NEW YORK     TOTAL ASSETS      OF NEW YORK    OF NEW YORK      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Conservative Index
 Allocation Standard Class      $    315,195  $            --  $     315,195  $            --  $            13  $     315,182
LVIP SSgA Conservative
 Structured Allocation
 Standard Class                        1,047               --          1,047               --               --          1,047
LVIP SSgA Developed
 International 150
 Standard Class                       18,025               --         18,025               --                1         18,024
LVIP SSgA Emerging Markets 100
 Standard Class                      142,690              562        143,252               --                5        143,247
LVIP SSgA Global Tactical
 Allocation RPM Standard Class     1,055,749               --      1,055,749               --               41      1,055,708
LVIP SSgA International
 Index Standard Class                 18,076               --         18,076               --                1         18,075
LVIP SSgA Large Cap 100
 Standard Class                      233,873               --        233,873               --                4        233,869
LVIP SSgA Moderate Index
 Allocation Standard Class            98,671               --         98,671               --                4         98,667
LVIP SSgA Moderate
 Structured Allocation
 Standard Class                      270,334               --        270,334               --                6        270,328
LVIP SSgA Moderately
 Aggressive Index
 Allocation Standard Class            87,281               --         87,281               --                2         87,279
LVIP SSgA Moderately
 Aggressive Structured
 Allocation Standard Class            25,461               --         25,461               --                1         25,460
LVIP SSgA S&P 500 Index
 Standard Class                      674,743            1,873        676,616               --               23        676,593
LVIP SSgA Small-Cap Index
 Standard Class                       96,286               --         96,286               --                4         96,282
LVIP SSgA Small-Mid Cap 200
 Standard Class                       36,591               --         36,591               --                1         36,590
LVIP T. Rowe Price Growth
 Stock Standard Class                267,455               --        267,455               --               12        267,443
LVIP T. Rowe Price
 Structured Mid-Cap Growth
 Standard Class                      342,540               --        342,540               --               16        342,524
LVIP Templeton Growth RPM
 Standard Class                       75,485               --         75,485               --                3         75,482
LVIP UBS Large Cap Growth
 RPM Standard Class                  182,293               --        182,293               --                7        182,286
LVIP Vanguard Domestic
 Equity ETF Standard Class             9,699               --          9,699               --               --          9,699
LVIP Vanguard International
 Equity ETF Standard Class             9,791               --          9,791               --               --          9,791
M Business Opportunity Value           5,093               --          5,093               --               --          5,093
M Capital Appreciation                 2,650               --          2,650               --               --          2,650
M International Equity                 4,017               --          4,017               --               --          4,017
M Large Cap Growth                     4,996               --          4,996               --               --          4,996
MFS VIT Core Equity Initial
 Class                                 1,739               --          1,739               --               --          1,739
MFS VIT Growth Initial Class         645,335               10        645,345               --               25        645,320
MFS VIT Total Return
 Initial Class                     1,173,884               --      1,173,884               --               47      1,173,837
MFS VIT Utilities Initial
 Class                               915,407              933        916,340               --               41        916,299
NB AMT Large Cap Value I
 Class                               123,156               --        123,156               --                3        123,153
NB AMT Mid Cap Growth I
 Class                             1,181,035               --      1,181,035               --               61      1,180,974
NB AMT Mid Cap Intrinsic
 Value I Class                       329,738               --        329,738               --               16        329,722
PIMCO VIT CommodityRealReturn
 Strategy Administrative Class       505,874            1,090        506,964               --               19        506,945
Putnam VT Global Health
 Care Class IB                        71,975               --         71,975               --                3         71,972
Putnam VT Growth & Income
 Class IB                             19,071               --         19,071               --                1         19,070

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

                                                                            MORTALITY
                                                               DIVIDENDS       AND            NET
                                                                 FROM        EXPENSE       INVESTMENT
                                                              INVESTMENT    GUARANTEE        INCOME
SUBACCOUNT                                                      INCOME       CHARGES         (LOSS)
------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                        $         --  $     (4,141)  $     (4,141)
ABVPSF Growth and Income Class A                                   11,741        (4,488)         7,253
ABVPSF International Value Class A                                  7,782        (1,926)         5,856
ABVPSF Large Cap Growth Class A                                       346          (784)          (438)
ABVPSF Small/Mid Cap Value Class A                                  3,846        (3,959)          (113)
American Century VP Inflation Protection Class I                   19,228        (4,144)        15,084
American Funds Global Growth Class 2                               12,946        (6,819)         6,127
American Funds Global Small Capitalization Class 2                 22,369        (9,199)        13,170
American Funds Growth Class 2                                      43,406       (30,228)        13,178
American Funds Growth-Income Class 2                               70,088       (21,998)        48,090
American Funds International Class 2                               48,222       (17,483)        30,739
BlackRock Global Allocation V.I. Class I                           26,907        (5,508)        21,399
Delaware VIP Diversified Income Standard Class                     47,394        (8,431)        38,963
Delaware VIP Emerging Markets Standard Class                       16,719       (10,028)         6,691
Delaware VIP High Yield Standard Class                             89,489        (6,468)        83,021
Delaware VIP Limited-Term Diversified Income Standard Class         8,892        (2,869)         6,023
Delaware VIP REIT Standard Class                                   17,009        (7,101)         9,908
Delaware VIP Small Cap Value Standard Class                         7,883        (7,802)            81
Delaware VIP Smid Cap Growth Standard Class                         2,182        (5,124)        (2,942)
Delaware VIP U.S. Growth Standard Class                                --        (1,354)        (1,354)
Delaware VIP Value Standard Class                                  20,495        (5,950)        14,545
DWS Alternative Asset Allocation VIP Class A                        1,568          (250)         1,318
DWS Equity 500 Index VIP Class A                                   36,328       (13,357)        22,971
DWS Small Cap Index VIP Class A                                     7,203        (5,268)         1,935
Fidelity VIP Asset Manager Initial Class                            2,841        (1,048)         1,793
Fidelity VIP Contrafund Service Class                              25,497       (11,813)        13,684
Fidelity VIP Equity-Income Initial Class                            3,521        (1,094)         2,427
Fidelity VIP Equity-Income Service Class                            6,923        (1,695)         5,228
Fidelity VIP Growth Service Class                                   2,857        (3,288)          (431)
Fidelity VIP Growth Opportunities Service Class                       293          (393)          (100)
Fidelity VIP High Income Service Class                              3,961          (284)         3,677
Fidelity VIP Investment Grade Bond Initial Class                    4,571        (1,288)         3,283
Fidelity VIP Mid Cap Service Class                                  3,519        (3,352)           167
Fidelity VIP Overseas Service Class                                 5,069        (1,338)         3,731
FTVIPT Franklin Income Securities Class 1                          46,986        (3,930)        43,056
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                --        (2,800)        (2,800)
FTVIPT Mutual Shares Securities Class 1                            12,374        (2,463)         9,911
FTVIPT Templeton Foreign Securities Class 1                         6,806        (1,359)         5,447
FTVIPT Templeton Foreign Securities Class 2                         3,316          (412)         2,904
FTVIPT Templeton Global Bond Securities Class 1                    50,610        (4,870)        45,740
FTVIPT Templeton Growth Securities Class 1                          7,765        (2,245)         5,520
FTVIPT Templeton Growth Securities Class 2                          1,126          (197)           929
Invesco V.I. Capital Appreciation Series I                             --        (1,466)        (1,466)
Invesco V.I. Core Equity Series I                                   9,768        (5,388)         4,380
Invesco V.I. Diversified Income Series I                            8,452        (1,029)         7,423
Invesco V.I. International Growth Series I                          6,507        (3,226)         3,281
Invesco Van Kampen V.I. American Franchise Series I                    --        (1,834)        (1,834)
Janus Aspen Series Balanced Institutional Class                     4,900          (619)         4,281
Janus Aspen Series Balanced Service Class                           7,639        (2,239)         5,400
Janus Aspen Series Enterprise Service Class                            --          (658)          (658)
Janus Aspen Series Global Technology Service Class                     --           (57)           (57)
Janus Aspen Series Worldwide Institutional Class                    2,752        (1,121)         1,631
Janus Aspen Series Worldwide Service Class                            525          (545)           (20)
LVIP Baron Growth Opportunities Standard Class                        503          (267)           236
LVIP Baron Growth Opportunities Service Class                       4,141        (1,502)         2,639
LVIP BlackRock Equity Dividend RPM Standard Class                   1,370        (1,370)            --
LVIP BlackRock Inflation Protected Bond Standard Class                 --        (1,008)        (1,008)

See accompanying notes.

                                                                                                            NET
                                                                                                          CHANGE
                                                                                                            IN
                                                                            DIVIDENDS      TOTAL         UNREALIZED    NET INCREASE
                                                                 NET          FROM          NET         APPRECIATION  (DECREASE) IN
                                                               REALIZED        NET        REALIZED          OR          NET ASSETS
                                                                 GAIN       REALIZED        GAIN        DEPRECIATION     RESULTING
                                                              (LOSS) ON      GAIN ON     (LOSS) ON          ON             FROM
SUBACCOUNT                                                   INVESTMENTS   INVESTMENTS   INVESTMENTS    INVESTMENTS     OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                        $     (6,308) $         --  $     (6,308)  $     75,650  $      65,201
ABVPSF Growth and Income Class A                                    5,040            --         5,040         92,777        105,070
ABVPSF International Value Class A                                (18,607)           --       (18,607)        69,373         56,622
ABVPSF Large Cap Growth Class A                                    13,267            --        13,267          3,629         16,458
ABVPSF Small/Mid Cap Value Class A                                 33,657        22,412        56,069         60,819        116,775
American Century VP Inflation Protection Class I                   17,333        16,766        34,099           (134)        49,049
American Funds Global Growth Class 2                               10,217            --        10,217        230,744        247,088
American Funds Global Small Capitalization Class 2                 (8,823)           --        (8,823)       252,202        256,549
American Funds Growth Class 2                                     126,247            --       126,247        708,790        848,215
American Funds Growth-Income Class 2                               36,941            --        36,941        559,770        644,801
American Funds International Class 2                              (17,952)           --       (17,952)       473,439        486,226
BlackRock Global Allocation V.I. Class I                           11,137         5,159        16,296         53,072         90,767
Delaware VIP Diversified Income Standard Class                      7,110        46,338        53,448          3,253         95,664
Delaware VIP Emerging Markets Standard Class                       (5,621)           --        (5,621)       234,439        235,509
Delaware VIP High Yield Standard Class                             16,305            --        16,305         66,307        165,633
Delaware VIP Limited-Term Diversified Income Standard Class         1,464         3,904         5,368           (665)        10,726
Delaware VIP REIT Standard Class                                   17,730            --        17,730        141,273        168,911
Delaware VIP Small Cap Value Standard Class                       124,645        93,057       217,702        (35,681)       182,102
Delaware VIP Smid Cap Growth Standard Class                        49,896        49,309        99,205         (7,213)        89,050
Delaware VIP U.S. Growth Standard Class                             4,718            --         4,718         27,182         30,546
Delaware VIP Value Standard Class                                  21,089            --        21,089         83,931        119,565
DWS Alternative Asset Allocation VIP Class A                        1,593           369         1,962          1,499          4,779
DWS Equity 500 Index VIP Class A                                  144,891            --       144,891        176,279        344,141
DWS Small Cap Index VIP Class A                                    16,029           191        16,220        102,624        120,779
Fidelity VIP Asset Manager Initial Class                             (659)        1,360           701         18,860         21,354
Fidelity VIP Contrafund Service Class                              43,368            --        43,368        227,717        284,769
Fidelity VIP Equity-Income Initial Class                           31,336        15,645        46,981            (93)        49,315
Fidelity VIP Equity-Income Service Class                             (913)       14,362        13,449         14,727         33,404
Fidelity VIP Growth Service Class                                  29,570            --        29,570         42,043         71,182
Fidelity VIP Growth Opportunities Service Class                     1,392            --         1,392         14,774         16,066
Fidelity VIP High Income Service Class                               (643)           --          (643)         5,691          8,725
Fidelity VIP Investment Grade Bond Initial Class                    4,108         5,766         9,874         (1,579)        11,578
Fidelity VIP Mid Cap Service Class                                 33,864        54,650        88,514           (605)        88,076
Fidelity VIP Overseas Service Class                                (3,181)          923        (2,258)        47,196         48,669
FTVIPT Franklin Income Securities Class 1                           3,691            --         3,691         39,221         85,968
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1            15,969        29,244        45,213          2,894         45,307
FTVIPT Mutual Shares Securities Class 1                             2,635            --         2,635         55,759         68,305
FTVIPT Templeton Foreign Securities Class 1                        (5,872)           --        (5,872)        40,950         40,525
FTVIPT Templeton Foreign Securities Class 2                          (485)           --          (485)        15,697         18,116
FTVIPT Templeton Global Bond Securities Class 1                    11,419         1,232        12,651         48,517        106,908
FTVIPT Templeton Growth Securities Class 1                         (1,140)           --        (1,140)        60,675         65,055
FTVIPT Templeton Growth Securities Class 2                           (252)           --          (252)        10,006         10,683
Invesco V.I. Capital Appreciation Series I                        118,760            --       118,760         24,442        141,736
Invesco V.I. Core Equity Series I                                 107,156            --       107,156         75,388        186,924
Invesco V.I. Diversified Income Series I                           (3,180)           --        (3,180)        13,676         17,919
Invesco V.I. International Growth Series I                          6,728            --         6,728         50,457         60,466
Invesco Van Kampen V.I. American Franchise Series I                (4,626)           --        (4,626)        (9,271)       (15,731)
Janus Aspen Series Balanced Institutional Class                     1,115        12,359        13,474          2,863         20,618
Janus Aspen Series Balanced Service Class                          16,475        22,109        38,584         (7,463)        36,521
Janus Aspen Series Enterprise Service Class                        14,206            --        14,206          1,477         15,025
Janus Aspen Series Global Technology Service Class                    951            --           951          1,985          2,879
Janus Aspen Series Worldwide Institutional Class                      199            --           199         55,315         57,145
Janus Aspen Series Worldwide Service Class                            965            --           965         10,451         11,396
LVIP Baron Growth Opportunities Standard Class                      1,739         1,646         3,385          2,182          5,803
LVIP Baron Growth Opportunities Service Class                       8,746        16,532        25,278         24,807         52,724
LVIP BlackRock Equity Dividend RPM Standard Class                     264            --           264         28,372         28,636
LVIP BlackRock Inflation Protected Bond Standard Class              1,316         7,460         8,776          8,202         15,970

                                                                            MORTALITY
                                                               DIVIDENDS       AND            NET
                                                                 FROM        EXPENSE       INVESTMENT
                                                              INVESTMENT    GUARANTEE        INCOME
SUBACCOUNT                                                      INCOME       CHARGES         (LOSS)
------------------------------------------------------------------------------------------------------
LVIP Capital Growth Standard Class                           $         --  $       (325)  $       (325)
LVIP Clarion Global Real Estate Standard Class                         --        (1,986)        (1,986)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                  --          (149)          (149)
LVIP Delaware Bond Standard Class                                  69,388       (16,276)        53,112
LVIP Delaware Diversified Floating Rate Standard Class              2,453          (476)         1,977
LVIP Delaware Foundation Aggressive Allocation Standard
 Class                                                              6,480        (2,048)         4,432
LVIP Delaware Growth and Income Standard Class                      1,747          (915)           832
LVIP Delaware Social Awareness Standard Class                         947          (835)           112
LVIP Delaware Special Opportunities Standard Class                    210          (247)           (37)
LVIP Dimensional Non-U.S. Equity Standard Class                       124           (24)           100
LVIP Dimensional U.S. Equity Standard Class                            64           (15)            49
LVIP Dimensional/Vanguard Total Bond Standard Class                 1,501          (205)         1,296
LVIP Global Income Standard Class                                   5,728          (987)         4,741
LVIP JPMorgan High Yield Standard Class                            11,546          (820)        10,726
LVIP JPMorgan Mid Cap Value RPM Standard Class                         --          (652)          (652)
LVIP MFS International Growth Standard Class                        1,198          (542)           656
LVIP MFS Value Standard Class                                       9,224        (2,261)         6,963
LVIP Mid-Cap Value Standard Class                                     324          (430)          (106)
LVIP Mondrian International Value Standard Class                   18,785        (3,694)        15,091
LVIP Money Market Standard Class                                    1,798       (39,876)       (38,078)
LVIP Protected Profile 2010 Standard Class                          1,973          (536)         1,437
LVIP Protected Profile 2020 Standard Class                          5,560        (1,517)         4,043
LVIP Protected Profile 2030 Standard Class                          3,863        (1,261)         2,602
LVIP Protected Profile 2040 Standard Class                          1,821          (613)         1,208
LVIP Protected Profile Conservative Standard Class                  6,396          (464)         5,932
LVIP Protected Profile Growth Standard Class                       62,082       (12,767)        49,315
LVIP Protected Profile Moderate Standard Class                     82,417       (12,256)        70,161
LVIP SSgA Bond Index Standard Class                                 9,039          (998)         8,041
LVIP SSgA Conservative Index Allocation Standard Class              2,381          (193)         2,188
LVIP SSgA Conservative Structured Allocation Standard Class            33            (3)            30
LVIP SSgA Developed International 150 Standard Class                  451          (222)           229
LVIP SSgA Emerging Markets 100 Standard Class                       3,695          (823)         2,872
LVIP SSgA Global Tactical Allocation RPM Standard Class            34,617        (4,512)        30,105
LVIP SSgA International Index Standard Class                          327           (64)           263
LVIP SSgA Large Cap 100 Standard Class                              3,414          (369)         3,045
LVIP SSgA Moderate Index Allocation Standard Class                  1,418          (122)         1,296
LVIP SSgA Moderate Structured Allocation Standard Class            10,116          (539)         9,577
LVIP SSgA Moderately Aggressive Index Allocation Standard
 Class                                                              1,838          (149)         1,689
LVIP SSgA Moderately Aggressive Structured Allocation
 Standard Class                                                       791           (43)           748
LVIP SSgA S&P 500 Index Standard Class                              5,985        (2,485)         3,500
LVIP SSgA Small-Cap Index Standard Class                              627          (512)           115
LVIP SSgA Small-Mid Cap 200 Standard Class                            890          (100)           790
LVIP T. Rowe Price Growth Stock Standard Class                         --          (990)          (990)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class            --        (1,836)        (1,836)
LVIP Templeton Growth RPM Standard Class                            1,388          (369)         1,019
LVIP UBS Large Cap Growth RPM Standard Class                           --          (848)          (848)
LVIP Vanguard Domestic Equity ETF Standard Class                      139           (36)           103
LVIP Vanguard International Equity ETF Standard Class                 393           (36)           357
M Business Opportunity Value                                           33           (22)            11
M Capital Appreciation                                                  8           (11)            (3)
M International Equity                                                 77           (16)            61
M Large Cap Growth                                                      2           (22)           (20)
MFS VIT Core Equity Initial Class                                      59           (39)            20
MFS VIT Growth Initial Class                                           --        (3,084)        (3,084)
MFS VIT Total Return Initial Class                                 31,509        (6,457)        25,052
MFS VIT Utilities Initial Class                                    57,153        (5,748)        51,405

See accompanying notes.

                                                                                                            NET
                                                                                                          CHANGE
                                                                                                            IN
                                                                            DIVIDENDS      TOTAL         UNREALIZED    NET INCREASE
                                                                 NET          FROM          NET         APPRECIATION  (DECREASE) IN
                                                               REALIZED        NET        REALIZED          OR          NET ASSETS
                                                                 GAIN       REALIZED        GAIN        DEPRECIATION     RESULTING
                                                              (LOSS) ON      GAIN ON     (LOSS) ON          ON             FROM
SUBACCOUNT                                                   INVESTMENTS   INVESTMENTS   INVESTMENTS    INVESTMENTS     OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
LVIP Capital Growth Standard Class                           $        535           $--  $        535   $     15,176   $     15,386
LVIP Clarion Global Real Estate Standard Class                     25,966            --        25,966         51,285         75,265
LVIP Columbia Small-Mid Cap Growth RPM Standard Class              12,618            --        12,618         (7,512)         4,957
LVIP Delaware Bond Standard Class                                  53,254        71,754       125,008            819        178,939
LVIP Delaware Diversified Floating Rate Standard Class                 16            --            16          2,395          4,388
LVIP Delaware Foundation Aggressive Allocation Standard
 Class                                                                313            --           313         31,946         36,691
LVIP Delaware Growth and Income Standard Class                      1,986           143         2,129         18,137         21,098
LVIP Delaware Social Awareness Standard Class                         557         8,459         9,016          6,451         15,579
LVIP Delaware Special Opportunities Standard Class                 (1,319)        4,263         2,944          3,378          6,285
LVIP Dimensional Non-U.S. Equity Standard Class                       139            12           151            692            943
LVIP Dimensional U.S. Equity Standard Class                            55             1            56            537            642
LVIP Dimensional/Vanguard Total Bond Standard Class                    48            59           107           (451)           952
LVIP Global Income Standard Class                                      85           527           612         11,894         17,247
LVIP JPMorgan High Yield Standard Class                               323            --           323         11,566         22,615
LVIP JPMorgan Mid Cap Value RPM Standard Class                      2,409            --         2,409         14,067         15,824
LVIP MFS International Growth Standard Class                       (2,259)           --        (2,259)        28,429         26,826
LVIP MFS Value Standard Class                                       6,701            --         6,701         70,116         83,780
LVIP Mid-Cap Value Standard Class                                     999            --           999         11,942         12,835
LVIP Mondrian International Value Standard Class                  (16,731)           --       (16,731)        57,890         56,250
LVIP Money Market Standard Class                                       --            32            32             --        (38,046)
LVIP Protected Profile 2010 Standard Class                          2,030            --         2,030          3,267          6,734
LVIP Protected Profile 2020 Standard Class                          3,557            --         3,557         11,646         19,246
LVIP Protected Profile 2030 Standard Class                          4,592            --         4,592          7,675         14,869
LVIP Protected Profile 2040 Standard Class                          1,461            --         1,461          4,021          6,690
LVIP Protected Profile Conservative Standard Class                    489           703         1,192          6,691         13,815
LVIP Protected Profile Growth Standard Class                       14,134            --        14,134        142,095        205,544
LVIP Protected Profile Moderate Standard Class                     17,743            --        17,743        119,461        207,365
LVIP SSgA Bond Index Standard Class                                   839            36           875             58          8,974
LVIP SSgA Conservative Index Allocation Standard Class             (2,454)           28        (2,426)         4,794          4,556
LVIP SSgA Conservative Structured Allocation Standard Class             1             1             2              5             37
LVIP SSgA Developed International 150 Standard Class                  265            --           265          3,971          4,465
LVIP SSgA Emerging Markets 100 Standard Class                      (9,313)       15,735         6,422         10,342         19,636
LVIP SSgA Global Tactical Allocation RPM Standard Class               880            --           880         61,352         92,337
LVIP SSgA International Index Standard Class                           98            --            98          2,442          2,803
LVIP SSgA Large Cap 100 Standard Class                             10,149            --        10,149            243         13,437
LVIP SSgA Moderate Index Allocation Standard Class                    113            13           126          1,898          3,320
LVIP SSgA Moderate Structured Allocation Standard Class             1,495           686         2,181          7,614         19,372
LVIP SSgA Moderately Aggressive Index Allocation Standard
 Class                                                                225            50           275          4,992          6,956
LVIP SSgA Moderately Aggressive Structured Allocation
 Standard Class                                                        75            56           131            686          1,565
LVIP SSgA S&P 500 Index Standard Class                              7,607            --         7,607         54,849         65,956
LVIP SSgA Small-Cap Index Standard Class                            6,674            --         6,674          7,590         14,379
LVIP SSgA Small-Mid Cap 200 Standard Class                          1,166         2,732         3,898            128          4,816
LVIP T. Rowe Price Growth Stock Standard Class                      1,692            --         1,692         21,621         22,323
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class         2,939         9,373        12,312         27,154         37,630
LVIP Templeton Growth RPM Standard Class                              571            --           571         11,349         12,939
LVIP UBS Large Cap Growth RPM Standard Class                        2,299            --         2,299         21,376         22,827
LVIP Vanguard Domestic Equity ETF Standard Class                       19            --            19            410            532
LVIP Vanguard International Equity ETF Standard Class                   8            --             8            391            756
M Business Opportunity Value                                           59            --            59            636            706
M Capital Appreciation                                                  9           163           172            170            339
M International Equity                                                 (9)           --            (9)           599            651
M Large Cap Growth                                                    144            --           144            612            736
MFS VIT Core Equity Initial Class                                     974            --           974           (234)           760
MFS VIT Growth Initial Class                                       35,156            --        35,156         59,571         91,643
MFS VIT Total Return Initial Class                                 24,686            --        24,686         72,324        122,062
MFS VIT Utilities Initial Class                                    82,189            --        82,189         (1,538)       132,056

                                                                            MORTALITY
                                                               DIVIDENDS       AND            NET
                                                                 FROM        EXPENSE       INVESTMENT
                                                              INVESTMENT    GUARANTEE        INCOME
SUBACCOUNT                                                      INCOME       CHARGES         (LOSS)
------------------------------------------------------------------------------------------------------
NB AMT Large Cap Value I Class                               $        500  $       (406)  $         94
NB AMT Mid Cap Growth I Class                                          --        (7,867)        (7,867)
NB AMT Mid Cap Intrinsic Value I Class                              1,927        (1,896)            31
PIMCO VIT CommodityRealReturn Strategy Administrative Class        12,351        (2,099)        10,252
Putnam VT Global Health Care Class IB                                 842          (471)           371
Putnam VT Growth & Income Class IB                                    300          (112)           188

See accompanying notes.


                                                                                                            NET
                                                                                                          CHANGE
                                                                                                            IN
                                                                            DIVIDENDS      TOTAL         UNREALIZED    NET INCREASE
                                                                 NET          FROM          NET         APPRECIATION  (DECREASE) IN
                                                               REALIZED        NET        REALIZED          OR          NET ASSETS
                                                                 GAIN       REALIZED        GAIN        DEPRECIATION     RESULTING
                                                              (LOSS) ON      GAIN ON     (LOSS) ON          ON             FROM
SUBACCOUNT                                                   INVESTMENTS   INVESTMENTS   INVESTMENTS    INVESTMENTS     OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
NB AMT Large Cap Value I Class                               $        273  $         --  $        273   $     17,139   $    17,506
NB AMT Mid Cap Growth I Class                                     115,166            --       115,166         32,743       140,042
NB AMT Mid Cap Intrinsic Value I Class                              2,995        82,987        85,982        (42,910)       43,103
PIMCO VIT CommodityRealReturn Strategy Administrative Class        (6,141)       16,796        10,655          1,139        22,046
Putnam VT Global Health Care Class IB                               2,536         5,432         7,968          4,507        12,846
Putnam VT Growth & Income Class IB                                 (3,072)           --        (3,072)         5,865         2,981

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2011 AND 2012


                                                                             ABVPSF
                                                                             GLOBAL        ABVPSF        ABVPSF         ABVPSF
                                                                            THEMATIC     GROWTH AND   INTERNATIONAL    LARGE CAP
                                                                             GROWTH        INCOME        VALUE          GROWTH
                                                                            CLASS A       CLASS A       CLASS A        CLASS A
                                                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                        ----------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $     565,931  $     551,128  $     337,146  $     108,899
Changes From Operations:
 - Net investment income (loss)                                                  (201)         4,250         13,492           (440)
 - Net realized gain (loss) on investments                                       (167)        (9,307)        (8,833)         3,937
 - Net change in unrealized appreciation or depreciation on investments      (162,885)        35,462        (73,880)        (7,664)
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (163,253)        30,405        (69,221)        (4,167)
Change From Unit Transactions:
 - Contract purchases                                                         187,230        108,166        122,259         10,228
 - Contract withdrawals                                                       (34,575)       (48,743)       (34,047)        (7,586)
 - Contract transfers                                                         (14,267)       (35,588)       (17,415)        (1,887)
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS       138,388         23,835         70,797            755
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (24,865)        54,240          1,576         (3,412)
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                               541,066        605,368        338,722        105,487
Changes From Operations:
 - Net investment income (loss)                                                (4,141)         7,253          5,856           (438)
 - Net realized gain (loss) on investments                                     (6,308)         5,040        (18,607)        13,267
 - Net change in unrealized appreciation or depreciation on investments        75,650         92,777         69,373          3,629
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                65,201        105,070         56,622         16,458
Change From Unit Transactions:
 - Contract purchases                                                         193,918        122,660        135,210          9,285
 - Contract withdrawals                                                       (34,670)       (41,072)       (46,589)       (10,455)
 - Contract transfers                                                         (19,763)       (21,408)        14,623           (648)
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        139,485         60,180        103,244         (1,818)
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       204,686        165,250        159,866         14,640
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $     745,752  $     770,618  $     498,588  $     120,127
                                                                        =============  =============  =============  =============

See accompanying notes.

                                                                                          AMERICAN       AMERICAN
                                                                           ABVPSF        CENTURY VP       FUNDS
                                                                        SMALL/MID CAP    INFLATION        GLOBAL
                                                                           VALUE         PROTECTION       GROWTH
                                                                           CLASS A        CLASS I        CLASS 2
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                        -------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $     644,863  $     740,187  $   1,008,246
Changes From Operations:
 - Net investment income (loss)                                                  (970)        27,380          8,739
 - Net realized gain (loss) on investments                                     10,334         25,558         (2,316)
 - Net change in unrealized appreciation or depreciation on investments       (67,504)        29,153       (115,163)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (58,140)        82,091       (108,740)
Change From Unit Transactions:
 - Contract purchases                                                          99,709         95,052        244,831
 - Contract withdrawals                                                       (56,079)       (70,858)       (68,692)
 - Contract transfers                                                          19,091       (107,671)       (33,598)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS        62,721        (83,477)       142,541
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         4,581         (1,386)        33,801
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                               649,444        738,801      1,042,047
Changes From Operations:
 - Net investment income (loss)                                                  (113)        15,084          6,127
 - Net realized gain (loss) on investments                                     56,069         34,099         10,217
 - Net change in unrealized appreciation or depreciation on investments        60,819           (134)       230,744
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               116,775         49,049        247,088
Change From Unit Transactions:
 - Contract purchases                                                          67,969         82,936        295,175
 - Contract withdrawals                                                       (59,378)      (127,444)      (140,901)
 - Contract transfers                                                         (22,017)        22,689         67,832
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (13,426)       (21,819)       222,106
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       103,349         27,230        469,194
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $     752,793  $     766,031  $   1,511,241
                                                                        =============  =============  =============

                                                                           AMERICAN
                                                                         FUNDS GLOBAL    AMERICAN        AMERICAN
                                                                            SMALL         FUNDS           FUNDS
                                                                        CAPITALIZATION   GROWTH       GROWTH-INCOME
                                                                            CLASS 2      CLASS 2         CLASS 2
                                                                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                        -------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $   1,578,851  $   5,164,737  $   3,792,386
Changes From Operations:
 - Net investment income (loss)                                                11,436            543         39,034
 - Net realized gain (loss) on investments                                      3,780         44,383        (25,505)
 - Net change in unrealized appreciation or depreciation on investments      (341,187)      (291,711)      (109,570)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (325,971)      (246,785)       (96,041)
Change From Unit Transactions:
 - Contract purchases                                                         219,794        648,319        499,125
 - Contract withdrawals                                                       (74,962)      (384,778)      (265,422)
 - Contract transfers                                                          32,952       (290,137)       (98,367)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS       177,784        (26,596)       135,336
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (148,187)      (273,381)        39,295
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             1,430,664      4,891,356      3,831,681
Changes From Operations:
 - Net investment income (loss)                                                13,170         13,178         48,090
 - Net realized gain (loss) on investments                                     (8,823)       126,247         36,941
 - Net change in unrealized appreciation or depreciation on investments       252,202        708,790        559,770
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               256,549        848,215        644,801
Change From Unit Transactions:
 - Contract purchases                                                         271,301        775,910        567,054
 - Contract withdrawals                                                      (111,518)      (492,483)      (440,694)
 - Contract transfers                                                         (60,240)      (330,683)       (48,045)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         99,543        (47,256)        78,315
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       356,092        800,959        723,116
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $   1,786,756  $   5,692,315  $   4,554,797
                                                                        =============  =============  =============

                                                                                                        DELAWARE
                                                                                                           VIP
                                                                           AMERICAN      BLACKROCK     DIVERSIFIED
                                                                             FUNDS         GLOBAL         INCOME
                                                                         INTERNATIONAL ALLOCATION V.I.   STANDARD
                                                                            CLASS 2        CLASS I        CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                        -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2011                                           $   2,728,011  $     474,129  $   1,129,048
Changes From Operations:
 - Net investment income (loss)                                                34,002         12,605          40,151
 - Net realized gain (loss) on investments                                     (8,702)        19,319          65,644
 - Net change in unrealized appreciation or depreciation on investments      (451,235)       (61,626)        (37,178)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (425,935)       (29,702)         68,617
Change From Unit Transactions:
 - Contract purchases                                                         412,001        260,449         240,448
 - Contract withdrawals                                                      (185,063)       (63,387)       (101,646)
 - Contract transfers                                                          63,513         62,244          30,421
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS       290,451        259,306         169,223
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (135,484)       229,604         237,840
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             2,592,527        703,733       1,366,888
Changes From Operations:
 - Net investment income (loss)                                                30,739         21,399          38,963
 - Net realized gain (loss) on investments                                    (17,952)        16,296          53,448
 - Net change in unrealized appreciation or depreciation on investments       473,439         53,072           3,253
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               486,226         90,767          95,664
Change From Unit Transactions:
 - Contract purchases                                                         566,480        502,223         211,651
 - Contract withdrawals                                                      (276,381)      (131,240)       (138,880)
 - Contract transfers                                                          52,659        616,433          87,356
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        342,758        987,416         160,127
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       828,984      1,078,183         255,791
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $   3,421,511  $   1,781,916  $    1,622,679
                                                                        =============  =============  ==============

                                                                           DELAWARE                    DELAWARE VIP
                                                                              VIP         DELAWARE     LIMITED-TERM     DELAWARE
                                                                           EMERGING         VIP        DIVERSIFIED         VIP
                                                                            MARKETS      HIGH YIELD      INCOME           REIT
                                                                           STANDARD      STANDARD       STANDARD        STANDARD
                                                                             CLASS         CLASS          CLASS           CLASS
                                                                          SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                                        ----------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $   1,827,002  $     939,073  $     206,369  $     996,824
Changes From Operations:
 - Net investment income (loss)                                                24,125         84,095          3,609         10,127
 - Net realized gain (loss) on investments                                     22,914         24,148          3,995        (18,840)
 - Net change in unrealized appreciation or depreciation on investments      (447,075)       (89,043)        (1,889)       111,663
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (400,036)        19,200          5,715        102,950
Change From Unit Transactions:
 - Contract purchases                                                         343,963        133,671        132,159        124,072
 - Contract withdrawals                                                      (127,430)       (82,267)       (27,954)      (109,260)
 - Contract transfers                                                        (171,415)       (18,391)        57,746        (15,908)
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS        45,118         33,013        161,951         (1,096)
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (354,918)        52,213        167,666        101,854
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             1,472,084        991,286        374,035      1,098,678
Changes From Operations:
 - Net investment income (loss)                                                 6,691         83,021          6,023          9,908
 - Net realized gain (loss) on investments                                     (5,621)        16,305          5,368         17,730
 - Net change in unrealized appreciation or depreciation on investments       234,439         66,307           (665)       141,273
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               235,509        165,633         10,726        168,911
Change From Unit Transactions:
 - Contract purchases                                                         476,355        108,124        154,961        111,290
 - Contract withdrawals                                                      (154,093)      (122,699)       (39,373)      (180,759)
 - Contract transfers                                                          48,936         32,280         98,515         42,230
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        371,198         17,705        214,103        (27,239)
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       606,707        183,338        224,829        141,672
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $   2,078,791  $   1,174,624  $     598,864  $   1,240,350
                                                                        =============  =============  =============  =============

See accompanying notes.

                                                                           DELAWARE      DELAWARE
                                                                              VIP           VIP         DELAWARE
                                                                           SMALL CAP     SMID CAP          VIP
                                                                             VALUE        GROWTH       U.S. GROWTH
                                                                           STANDARD      STANDARD       STANDARD
                                                                             CLASS         CLASS          CLASS
                                                                          SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                        -------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $   1,414,000  $     785,041  $     134,057
Changes From Operations:
 - Net investment income (loss)                                                (1,954)         2,588           (439)
 - Net realized gain (loss) on investments                                     92,924         94,930          5,175
 - Net change in unrealized appreciation or depreciation on investments      (121,127)       (37,947)         5,132
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (30,157)        59,571          9,868
Change From Unit Transactions:
 - Contract purchases                                                         128,985         55,188         34,959
 - Contract withdrawals                                                      (152,197)       (67,932)       (17,165)
 - Contract transfers                                                          26,801         12,025            828
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          3,589           (719)        18,622
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (26,568)        58,852         28,490
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             1,387,432        843,893        162,547
Changes From Operations:
 - Net investment income (loss)                                                    81         (2,942)        (1,354)
 - Net realized gain (loss) on investments                                    217,702         99,205          4,718
 - Net change in unrealized appreciation or depreciation on investments       (35,681)        (7,213)        27,182
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               182,102         89,050         30,546
Change From Unit Transactions:
 - Contract purchases                                                         207,701         79,605         81,243
 - Contract withdrawals                                                      (218,486)       (55,584)       (22,621)
 - Contract transfers                                                         (76,985)        58,154         94,390
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (87,770)        82,175        153,012
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        94,332        171,225        183,558
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $   1,481,764  $   1,015,118  $     346,105
                                                                        =============  =============  =============


                                                                                           DWS
                                                                           DELAWARE     ALTERNATIVE       DWS
                                                                              VIP          ASSET       EQUITY 500
                                                                             VALUE      ALLOCATION       INDEX
                                                                           STANDARD        VIP            VIP
                                                                             CLASS        CLASS A        CLASS A
                                                                          SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                        -------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $     687,096  $      31,878  $   2,477,826
Changes From Operations:
 - Net investment income (loss)                                                 9,102            402         25,149
 - Net realized gain (loss) on investments                                     (1,054)           257         67,370
 - Net change in unrealized appreciation or depreciation on investments        50,518         (2,810)       (63,840)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                58,566         (2,151)        28,679
Change From Unit Transactions:
 - Contract purchases                                                          95,726          6,570        137,015
 - Contract withdrawals                                                       (53,735)        (3,453)      (192,568)
 - Contract transfers                                                             894         27,789        (20,351)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS        42,885         30,906        (75,904)
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       101,451         28,755        (47,225)
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                               788,547         60,633      2,430,601
Changes From Operations:
 - Net investment income (loss)                                                14,545          1,318         22,971
 - Net realized gain (loss) on investments                                     21,089          1,962        144,891
 - Net change in unrealized appreciation or depreciation on investments        83,931          1,499        176,279
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               119,565          4,779        344,141
Change From Unit Transactions:
 - Contract purchases                                                          81,615          7,569        140,814
 - Contract withdrawals                                                      (135,561)       (23,363)      (660,749)
 - Contract transfers                                                         143,275        (10,729)       (73,748)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         89,329        (26,523)      (593,683)
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       208,894        (21,744)      (249,542)
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $     997,441  $      38,889  $   2,181,059
                                                                        =============  =============  =============


                                                                              DWS       FIDELITY VIP
                                                                           SMALL CAP       ASSET       FIDELITY VIP
                                                                             INDEX        MANAGER       CONTRAFUND
                                                                              VIP         INITIAL         SERVICE
                                                                            CLASS A        CLASS          CLASS
                                                                          SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                                        --------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $     819,123  $     216,287  $    1,945,423
Changes From Operations:
 - Net investment income (loss)                                                 1,434          2,549           5,873
 - Net realized gain (loss) on investments                                     (2,053)        12,214           5,250
 - Net change in unrealized appreciation or depreciation on investments       (38,692)       (20,907)        (76,982)
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (39,311)        (6,144)        (65,859)
Change From Unit Transactions:
 - Contract purchases                                                          37,681          1,226         212,448
 - Contract withdrawals                                                       (32,387)       (22,772)       (166,098)
 - Contract transfers                                                           2,161             16         (34,611)
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS         7,455        (21,530)         11,739
                                                                        -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (31,856)       (27,674)        (54,120)
                                                                        -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2011                                               787,267        188,613       1,891,303
Changes From Operations:
 - Net investment income (loss)                                                 1,935          1,793          13,684
 - Net realized gain (loss) on investments                                     16,220            701          43,368
 - Net change in unrealized appreciation or depreciation on investments       102,624         18,860         227,717
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               120,779         21,354         284,769
Change From Unit Transactions:
 - Contract purchases                                                          43,708          1,232         283,440
 - Contract withdrawals                                                       (52,803)       (24,529)       (156,247)
 - Contract transfers                                                         (38,153)           145        (217,856)
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (47,248)       (23,152)        (90,663)
                                                                        -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        73,531         (1,798)        194,106
                                                                        -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                         $     860,798  $     186,815  $    2,085,409
                                                                        =============  =============  ==============

                                                                                                                      FIDELITY VIP
                                                                         FIDELITY VIP   FIDELITY VIP   FIDELITY VIP      GROWTH
                                                                        EQUITY-INCOME  EQUITY-INCOME     GROWTH      OPPORTUNITIES
                                                                           INITIAL        SERVICE        SERVICE        SERVICE
                                                                            CLASS          CLASS          CLASS          CLASS
                                                                         SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                                        ----------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $     463,864  $     199,166  $     481,962  $      84,886
Changes From Operations:
 - Net investment income (loss)                                                 7,979          3,464         (1,818)          (343)
 - Net realized gain (loss) on investments                                    (70,945)          (714)        20,929          4,047
 - Net change in unrealized appreciation or depreciation on investments        63,888         (2,846)       (21,531)        (2,286)
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   922            (96)        (2,420)         1,418
Change From Unit Transactions:
 - Contract purchases                                                           7,359         15,284         51,693          8,771
 - Contract withdrawals                                                       (30,270)        (8,589)       (33,704)        (6,775)
 - Contract transfers                                                           3,638           (631)        (6,343)        (2,412)
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS       (19,273)         6,064         11,646           (416)
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (18,351)         5,968          9,226          1,002
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                               445,513        205,134        491,188         85,888
Changes From Operations:
 - Net investment income (loss)                                                 2,427          5,228           (431)          (100)
 - Net realized gain (loss) on investments                                     46,981         13,449         29,570          1,392
 - Net change in unrealized appreciation or depreciation on investments           (93)        14,727         42,043         14,774
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                49,315         33,404         71,182         16,066
Change From Unit Transactions:
 - Contract purchases                                                          27,268          9,976         90,234          4,861
 - Contract withdrawals                                                      (417,775)       (10,633)       (97,534)        (7,090)
 - Contract transfers                                                          11,576         (2,667)        40,792           (160)
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (378,931)        (3,324)        33,492         (2,389)
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (329,616)        30,080        104,674         13,677
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $     115,897  $     235,214  $     595,862  $      99,565
                                                                        =============  =============  =============  =============

See accompanying notes.

                                                                                        FIDELITY VIP
                                                                         FIDELITY VIP    INVESTMENT   FIDELITY VIP
                                                                          HIGH INCOME    GRADE BOND     MID CAP
                                                                            SERVICE       INITIAL        SERVICE
                                                                             CLASS         CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                                        -------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $      67,047  $     274,845  $     621,567
Changes From Operations:
 - Net investment income (loss)                                                 3,888          6,917         (2,586)
 - Net realized gain (loss) on investments                                       (795)        14,443         11,190
 - Net change in unrealized appreciation or depreciation on investments          (863)        (3,633)       (84,986)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 2,230         17,727        (76,382)
Change From Unit Transactions:
 - Contract purchases                                                           4,400          9,544        109,907
 - Contract withdrawals                                                       (10,988)       (29,825)       (49,249)
 - Contract transfers                                                             809          2,744         10,530
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS        (5,779)       (17,537)        71,188
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (3,549)           190         (5,194)
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                63,498        275,035        616,373
Changes From Operations:
 - Net investment income (loss)                                                 3,677          3,283            167
 - Net realized gain (loss) on investments                                       (643)         9,874         88,514
 - Net change in unrealized appreciation or depreciation on investments         5,691         (1,579)          (605)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 8,725         11,578         88,076
Change From Unit Transactions:
 - Contract purchases                                                           4,391          8,225        104,897
 - Contract withdrawals                                                        (4,309)       (87,297)      (113,391)
 - Contract transfers                                                            (564)        (9,617)        (1,651)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           (482)       (88,689)       (10,145)
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         8,243        (77,111)        77,931
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $      71,741  $     197,924  $     694,304
                                                                        =============  =============  =============


                                                                                                         FTVIPT
                                                                                          FTVIPT        FRANKLIN
                                                                         FIDELITY VIP     FRANKLIN      SMALL-MID
                                                                          OVERSEAS        INCOME       CAP GROWTH
                                                                           SERVICE       SECURITIES     SECURITIES
                                                                            CLASS         CLASS 1       CLASS 1
                                                                          SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                                        -------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $     259,312  $     509,593  $     435,795
Changes From Operations:
 - Net investment income (loss)                                                 2,291         29,782         (2,820)
 - Net realized gain (loss) on investments                                      1,004            467         14,693
 - Net change in unrealized appreciation or depreciation on investments       (49,877)       (23,164)       (34,124)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (46,582)         7,085        (22,251)
Change From Unit Transactions:
 - Contract purchases                                                          39,563        172,610         60,662
 - Contract withdrawals                                                       (30,642)       (67,435)       (45,305)
 - Contract transfers                                                          21,986         18,895         (8,499)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS        30,907        124,070          6,858
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (15,675)       131,155        (15,393)
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                               243,637        640,748        420,402
Changes From Operations:
 - Net investment income (loss)                                                 3,731         43,056         (2,800)
 - Net realized gain (loss) on investments                                     (2,258)         3,691         45,213
 - Net change in unrealized appreciation or depreciation on investments        47,196         39,221          2,894
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                48,669         85,968         45,307
Change From Unit Transactions:
 - Contract purchases                                                          38,011        163,949         64,386
 - Contract withdrawals                                                       (44,957)       (67,811)       (62,938)
 - Contract transfers                                                          (1,733)        66,412        (14,075)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (8,679)       162,550        (12,627)
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        39,990        248,518         32,680
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $     283,627  $     889,266  $     453,082
                                                                        =============  =============  =============


                                                                            FTVIPT         FTVIPT        FTVIPT
                                                                            MUTUAL       TEMPLETON      TEMPLETON
                                                                            SHARES        FOREIGN        FOREIGN
                                                                          SECURITIES     SECURITIES    SECURITIES
                                                                            CLASS 1        CLASS 1       CLASS 2
                                                                          SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                                        --------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $     380,414  $     283,818  $      115,250
Changes From Operations:
 - Net investment income (loss)                                                 9,095          3,304           1,331
 - Net realized gain (loss) on investments                                     (3,360)        (3,106)          5,182
 - Net change in unrealized appreciation or depreciation on investments       (11,593)       (29,887)        (19,366)
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (5,858)       (29,689)        (12,853)
Change From Unit Transactions:
 - Contract purchases                                                         132,907         20,482          10,163
 - Contract withdrawals                                                       (53,565)       (30,459)        (16,180)
 - Contract transfers                                                           9,840          6,916           5,712
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS        89,182         (3,061)           (305)
                                                                        -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        83,324        (32,750)        (13,158)
                                                                        -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2011                                               463,738        251,068         102,092
Changes From Operations:
 - Net investment income (loss)                                                 9,911          5,447           2,904
 - Net realized gain (loss) on investments                                      2,635         (5,872)           (485)
 - Net change in unrealized appreciation or depreciation on investments        55,759         40,950          15,697
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                68,305         40,525          18,116
Change From Unit Transactions:
 - Contract purchases                                                         192,992         18,050           7,061
 - Contract withdrawals                                                       (49,967)       (49,853)         (9,521)
 - Contract transfers                                                         (53,268)       (19,903)          2,621
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         89,757        (51,706)            161
                                                                        -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       158,062        (11,181)         18,277
                                                                        -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                         $     621,800  $     239,887  $      120,369
                                                                        =============  =============  ==============

                                                                            FTVIPT       FTVIPT          FTVIPT
                                                                           TEMPLETON    TEMPLETON       TEMPLETON     INVESCO V.I.
                                                                          GLOBAL BOND    GROWTH           GROWTH        CAPITAL
                                                                          SECURITIES    SECURITIES      SECURITIES    APPRECIATION
                                                                            CLASS 1      CLASS 1         CLASS 2        SERIES I
                                                                          SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                                        ----------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $     777,164  $     310,975  $      55,150  $   1,039,884
Changes From Operations:
 - Net investment income (loss)                                                38,884          2,793            423         (5,700)
 - Net realized gain (loss) on investments                                     22,491         (3,774)        (5,291)       (95,252)
 - Net change in unrealized appreciation or depreciation on investments       (69,200)       (21,450)         1,086         16,447
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (7,825)       (22,431)        (3,782)       (84,505)
Change From Unit Transactions:
 - Contract purchases                                                          69,126         50,681          4,314         50,519
 - Contract withdrawals                                                       (63,756)       (33,499)        (5,529)       (85,214)
 - Contract transfers                                                         (26,586)         5,599          1,224         (3,777)
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS       (21,216)        22,781              9        (38,472)
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (29,041)           350         (3,773)      (122,977)
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                               748,123        311,325         51,377        916,907
Changes From Operations:
 - Net investment income (loss)                                                45,740          5,520            929         (1,466)
 - Net realized gain (loss) on investments                                     12,651         (1,140)          (252)       118,760
 - Net change in unrealized appreciation or depreciation on investments        48,517         60,675         10,006         24,442
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               106,908         65,055         10,683        141,736
Change From Unit Transactions:
 - Contract purchases                                                          65,287         41,987          3,298         19,049
 - Contract withdrawals                                                       (58,636)       (53,234)        (4,767)      (529,828)
 - Contract transfers                                                           9,969        (23,986)           158       (547,864)
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         16,620        (35,233)        (1,311)    (1,058,643)
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       123,528         29,822          9,372       (916,907)
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $     871,651  $     341,147  $      60,749  $          --
                                                                        =============  =============  =============  =============

See accompanying notes.

                                                                                        INVESCO V.I.   INVESCO V.I.
                                                                         INVESCO V.I.   DIVERSIFIED   INTERNATIONAL
                                                                          CORE EQUITY      INCOME         GROWTH
                                                                           SERIES I       SERIES I       SERIES I
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                        --------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $   1,593,445  $     195,213  $     445,157
Changes From Operations:
 - Net investment income (loss)                                                 4,164          8,624          3,418
 - Net realized gain (loss) on investments                                    105,558        (53,289)        13,224
 - Net change in unrealized appreciation or depreciation on investments      (117,748)        56,471        (51,406)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (8,026)        11,806        (34,764)
Change From Unit Transactions:
 - Contract purchases                                                          80,817          3,315          8,923
 - Contract withdrawals                                                      (170,168)       (23,253)       (14,613)
 - Contract transfers                                                           4,119            (17)        19,048
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS       (85,232)       (19,955)        13,358
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (93,258)        (8,149)       (21,406)
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             1,500,187        187,064        423,751
Changes From Operations:
 - Net investment income (loss)                                                 4,380          7,423          3,281
 - Net realized gain (loss) on investments                                    107,156         (3,180)         6,728
 - Net change in unrealized appreciation or depreciation on investments        75,388         13,676         50,457
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               186,924         17,919         60,466
Change From Unit Transactions:
 - Contract purchases                                                          96,435          3,231          7,346
 - Contract withdrawals                                                      (729,928)       (26,048)       (22,280)
 - Contract transfers                                                         (41,837)            36        (14,385)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (675,330)       (22,781)       (29,319)
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (488,406)        (4,862)        31,147
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $   1,011,781  $     182,202  $     454,898
                                                                        =============  =============  =============


                                                                                          JANUS          JANUS
                                                                         INVESCO VAN      ASPEN         ASPEN
                                                                         KAMPEN V.I.      SERIES        SERIES
                                                                          AMERICAN       BALANCED      BALANCED
                                                                          FRANCHISE    INSTITUTIONAL    SERVICE
                                                                           SERIES I       CLASS         CLASS
                                                                          SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                        -------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $          --  $     161,685  $     353,508
Changes From Operations:
 - Net investment income (loss)                                                    --          2,999          4,074
 - Net realized gain (loss) on investments                                         --         20,836         26,832
 - Net change in unrealized appreciation or depreciation on investments            --        (22,112)       (27,144)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    --          1,723          3,762
Change From Unit Transactions:
 - Contract purchases                                                              --          8,594         31,593
 - Contract withdrawals                                                            --        (18,440)       (29,453)
 - Contract transfers                                                              --            537        (62,545)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS            --         (9,309)       (60,405)
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            --         (7,586)       (56,643)
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                    --        154,099        296,865
Changes From Operations:
 - Net investment income (loss)                                                (1,834)         4,281          5,400
 - Net realized gain (loss) on investments                                     (4,626)        13,474         38,584
 - Net change in unrealized appreciation or depreciation on investments        (9,271)         2,863         (7,463)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (15,731)        20,618         36,521
Change From Unit Transactions:
 - Contract purchases                                                          38,111          9,764         23,400
 - Contract withdrawals                                                       (39,125)       (15,158)       (20,905)
 - Contract transfers                                                         550,089          9,165        (61,317)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        549,075          3,771        (58,822)
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       533,344         24,389        (22,301)
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $     533,344  $     178,488  $     274,564
                                                                        =============  =============  =============


                                                                                           JANUS
                                                                           JANUS           ASPEN          JANUS
                                                                           ASPEN           SERIES         ASPEN
                                                                           SERIES          GLOBAL        SERIES
                                                                         ENTERPRISE      TECHNOLOGY    WORLDWIDE
                                                                           SERVICE        SERVICE     INSTITUTIONAL
                                                                           CLASS           CLASS          CLASS
                                                                         SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                                        --------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $     100,407  $      33,614  $      322,383
Changes From Operations:
 - Net investment income (loss)                                                  (750)          (165)            357
 - Net realized gain (loss) on investments                                      3,189          8,002          15,453
 - Net change in unrealized appreciation or depreciation on investments        (4,945)        (9,977)        (61,713)
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (2,506)        (2,140)        (45,903)
Change From Unit Transactions:
 - Contract purchases                                                           5,806          1,714          18,892
 - Contract withdrawals                                                        (9,531)       (15,860)        (18,581)
 - Contract transfers                                                            (894)            83          17,572
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS        (4,619)       (14,063)         17,883
                                                                        -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (7,125)       (16,203)        (28,020)
                                                                        -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2011                                                93,282         17,411         294,363
Changes From Operations:
 - Net investment income (loss)                                                  (658)           (57)          1,631
 - Net realized gain (loss) on investments                                     14,206            951             199
 - Net change in unrealized appreciation or depreciation on investments         1,477          1,985          55,315
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                15,025          2,879          57,145
Change From Unit Transactions:
 - Contract purchases                                                           3,895          1,713          15,137
 - Contract withdrawals                                                        (4,087)        (8,113)        (42,612)
 - Contract transfers                                                          (3,939)        (2,973)            418
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (4,131)        (9,373)        (27,057)
                                                                        -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        10,894         (6,494)         30,088
                                                                        -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                         $     104,176  $      10,917  $      324,451
                                                                        =============  =============  ==============

                                                                                                                          LVIP
                                                                           JANUS           LVIP            LVIP        BLACKROCK
                                                                           ASPEN          BARON           BARON          EQUITY
                                                                           SERIES         GROWTH          GROWTH        DIVIDEND
                                                                         WORLDWIDE     OPPORTUNITIES  OPPORTUNITIES       RPM
                                                                          SERVICE        STANDARD        SERVICE        STANDARD
                                                                           CLASS          CLASS           CLASS          CLASS
                                                                         SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                                        ----------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $      63,295  $      25,899  $     229,221  $     159,113
Changes From Operations:
 - Net investment income (loss)                                                  (232)          (256)        (1,277)           497
 - Net realized gain (loss) on investments                                        561          1,544         35,302         (2,875)
 - Net change in unrealized appreciation or depreciation on investments        (9,836)           399        (24,694)        (5,494)
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (9,507)         1,687          9,331         (7,872)
Change From Unit Transactions:
 - Contract purchases                                                           7,348          1,810         62,217         32,491
 - Contract withdrawals                                                        (4,390)        (5,938)       (21,988)        (4,834)
 - Contract transfers                                                           1,566          8,329        (23,553)        (1,362)
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS         4,524          4,201         16,676         26,295
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (4,983)         5,888         26,007         18,423
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                58,312         31,787        255,228        177,536
Changes From Operations:
 - Net investment income (loss)                                                   (20)           236          2,639           --
 - Net realized gain (loss) on investments                                        965          3,385         25,278            264
 - Net change in unrealized appreciation or depreciation on investments        10,451          2,182         24,807         28,372
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                11,396          5,803         52,724         28,636
Change From Unit Transactions:
 - Contract purchases                                                           5,715          1,728        107,189         17,984
 - Contract withdrawals                                                        (3,925)        (2,337)       (54,434)        (4,563)
 - Contract transfers                                                             797            285          8,950          2,968
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          2,587           (324)        61,705         16,389
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        13,983          5,479        114,429         45,025
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $      72,295  $      37,266  $     369,657  $     222,561
                                                                        =============  =============  =============  =============

See accompanying notes.

                                                                            LVIP                          LVIP
                                                                          BLACKROCK                      CLARION
                                                                          INFLATION        LVIP          GLOBAL
                                                                          PROTECTED      CAPITAL          REAL
                                                                            BOND          GROWTH         ESTATE
                                                                          STANDARD       STANDARD       STANDARD
                                                                           CLASS          CLASS           CLASS
                                                                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                        -------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $      95,408  $      21,882  $     263,645
Changes From Operations:
 - Net investment income (loss)                                                 3,407            (77)        (1,725)
 - Net realized gain (loss) on investments                                      3,493            200          8,364
 - Net change in unrealized appreciation or depreciation on investments         8,380         (5,085)       (35,114)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                15,280         (4,962)       (28,475)
Change From Unit Transactions:
 - Contract purchases                                                          81,493         44,622         52,366
 - Contract withdrawals                                                       (16,588)        (8,337)       (17,633)
 - Contract transfers                                                          34,363         16,527         17,107
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS        99,268         52,812         51,840
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       114,548         47,850         23,365
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                               209,956         69,732        287,010
Changes From Operations:
 - Net investment income (loss)                                                (1,008)          (325)        (1,986)
 - Net realized gain (loss) on investments                                      8,776            535         25,966
 - Net change in unrealized appreciation or depreciation on investments         8,202         15,176         51,285
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                15,970         15,386         75,265
Change From Unit Transactions:
 - Contract purchases                                                         126,035         79,420        122,366
 - Contract withdrawals                                                       (34,153)       (16,180)       (35,994)
 - Contract transfers                                                         101,268         36,538        (69,333)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        193,150         99,778         17,039
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       209,120        115,164         92,304
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $     419,076  $     184,896  $     379,314
                                                                        =============  =============  =============


                                                                            LVIP                          LVIP
                                                                          COLUMBIA                      DELAWARE
                                                                          SMALL-MID         LVIP       DIVERSIFIED
                                                                         CAP GROWTH       DELAWARE      FLOATING
                                                                            RPM             BOND          RATE
                                                                          STANDARD        STANDARD      STANDARD
                                                                            CLASS           CLASS         CLASS
                                                                          SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                                        -------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $      75,111  $   2,539,992  $      30,869
Changes From Operations:
 - Net investment income (loss)                                                  (477)        73,465            989
 - Net realized gain (loss) on investments                                      3,119        132,172            (89)
 - Net change in unrealized appreciation or depreciation on investments        (8,140)       (25,643)        (1,867)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (5,498)       179,994           (967)
Change From Unit Transactions:
 - Contract purchases                                                           5,704        403,738         49,517
 - Contract withdrawals                                                       (11,110)      (246,548)        (7,712)
 - Contract transfers                                                            (501)      (141,208)         4,147
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS        (5,907)        15,982         45,952
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (11,405)       195,976         44,985
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                63,706      2,735,968         75,854
Changes From Operations:
 - Net investment income (loss)                                                  (149)        53,112          1,977
 - Net realized gain (loss) on investments                                     12,618        125,008             16
 - Net change in unrealized appreciation or depreciation on investments        (7,512)           819          2,395
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 4,957        178,939          4,388
Change From Unit Transactions:
 - Contract purchases                                                           4,377        468,544         13,592
 - Contract withdrawals                                                        (3,444)      (368,272)        (9,067)
 - Contract transfers                                                         (52,681)       503,590         98,033
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (51,748)       603,862        102,558
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (46,791)       782,801        106,946
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $      16,915  $   3,518,769  $     182,800
                                                                        =============  =============  =============
                                                                             LVIP
                                                                           DELAWARE         LVIP           LVIP
                                                                          FOUNDATION      DELAWARE       DELAWARE
                                                                          AGGRESSIVE     GROWTH AND       SOCIAL
                                                                          ALLOCATION       INCOME        AWARENESS
                                                                           STANDARD       STANDARD       STANDARD
                                                                             CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                        --------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $     266,644  $     117,435  $      104,766
Changes From Operations:
 - Net investment income (loss)                                                 4,245            811              61
 - Net realized gain (loss) on investments                                     (1,824)         1,292           3,111
 - Net change in unrealized appreciation or depreciation on investments       (13,236)        (2,265)         (3,177)
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (10,815)          (162)             (5)
Change From Unit Transactions:
 - Contract purchases                                                          70,895         24,920           7,391
 - Contract withdrawals                                                       (15,929)        (9,174)         (5,162)
 - Contract transfers                                                         (42,017)        11,752            (873)
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS        12,949         27,498           1,356
                                                                        -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         2,134         27,336           1,351
                                                                        -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2011                                               268,778        144,771         106,117
Changes From Operations:
 - Net investment income (loss)                                                 4,432            832             112
 - Net realized gain (loss) on investments                                        313          2,129           9,016
 - Net change in unrealized appreciation or depreciation on investments        31,946         18,137           6,451
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                36,691         21,098          15,579
Change From Unit Transactions:
 - Contract purchases                                                          77,210         11,888          10,902
 - Contract withdrawals                                                        (9,720)        (8,797)         (5,672)
 - Contract transfers                                                           1,332         (6,030)         (1,165)
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         68,822         (2,939)          4,065
                                                                        -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       105,513         18,159          19,644
                                                                        -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                         $     374,291  $     162,930  $      125,761
                                                                        =============  =============  ==============

                                                                            LVIP           LVIP                           LVIP
                                                                          DELAWARE      DIMENSIONAL       LVIP        DIMENSIONAL/
                                                                           SPECIAL       NON-U.S.      DIMENSIONAL      VANGUARD
                                                                        OPPORTUNITIES     EQUITY       U.S. EQUITY     TOTAL BOND
                                                                          STANDARD       STANDARD       STANDARD        STANDARD
                                                                            CLASS          CLASS          CLASS           CLASS
                                                                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                                        ----------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $      30,924  $          --  $          --  $          --
Changes From Operations:
 - Net investment income (loss)                                                  (117)             5             --              1
 - Net realized gain (loss) on investments                                      4,347             --             --              1
 - Net change in unrealized appreciation or depreciation on investments        (9,519)            49              7             38
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (5,289)            54              7             40
Change From Unit Transactions:
 - Contract purchases                                                           9,176          3,225           --           14,319
 - Contract withdrawals                                                        (9,326)          (279)           (28)          (890)
 - Contract transfers                                                          31,795          2,062          2,685          2,261
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS        31,645          5,008          2,657         15,690
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        26,356          5,062          2,664         15,730
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                57,280          5,062          2,664         15,730
Changes From Operations:
 - Net investment income (loss)                                                   (37)           100             49          1,296
 - Net realized gain (loss) on investments                                      2,944            151             56            107
 - Net change in unrealized appreciation or depreciation on investments         3,378            692            537           (451)
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 6,285            943            642            952
Change From Unit Transactions:
 - Contract purchases                                                           7,232            755          2,300         26,417
 - Contract withdrawals                                                        (4,141)          (839)        (1,038)        (4,909)
 - Contract transfers                                                         (39,776)          (609)         1,542         74,214
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (36,685)          (693)         2,804         95,722
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (30,400)           250          3,446         96,674
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $      26,880  $       5,312  $       6,110  $     112,404
                                                                        =============  =============  =============  =============

See accompanying notes

                                                                                                          LVIP
                                                                            LVIP           LVIP         JPMORGAN
                                                                           GLOBAL        JPMORGAN        MID CAP
                                                                           INCOME       HIGH YIELD      VALUE RPM
                                                                          STANDARD       STANDARD       STANDARD
                                                                            CLASS          CLASS          CLASS
                                                                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                        -------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $      24,220  $       8,642  $      88,159
Changes From Operations:
 - Net investment income (loss)                                                 7,584          2,652           (524)
 - Net realized gain (loss) on investments                                        245            (68)         2,327
 - Net change in unrealized appreciation or depreciation on investments        (9,842)        (3,027)        (4,415)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (2,013)          (443)        (2,612)
Change From Unit Transactions:
 - Contract purchases                                                         124,568         49,701         42,842
 - Contract withdrawals                                                       (27,658)        (5,841)        (8,396)
 - Contract transfers                                                          81,226         20,768            532
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS       178,136         64,628         34,978
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       176,123         64,185         32,366
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                               200,343         72,827        120,525
Changes From Operations:
 - Net investment income (loss)                                                 4,741         10,726           (652)
 - Net realized gain (loss) on investments                                        612            323          2,409
 - Net change in unrealized appreciation or depreciation on investments        11,894         11,566         14,067
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                17,247         22,615         15,824
Change From Unit Transactions:
 - Contract purchases                                                         152,203        164,051          8,131
 - Contract withdrawals                                                       (43,488)       (19,527)        (7,148)
 - Contract transfers                                                           3,825         17,157         (3,416)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        112,540        161,681         (2,433)
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       129,787        184,296         13,391
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $     330,130  $     257,123  $     133,916
                                                                        =============  =============  =============


                                                                            LVIP
                                                                             MFS            LVIP          LVIP
                                                                        INTERNATIONAL        MFS         MID-CAP
                                                                           GROWTH           VALUE         VALUE
                                                                          STANDARD        STANDARD      STANDARD
                                                                            CLASS           CLASS         CLASS
                                                                         SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                                        -------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $     122,524  $     203,762  $      25,905
Changes From Operations:
 - Net investment income (loss)                                                 3,425          3,923           (151)
 - Net realized gain (loss) on investments                                      3,912          1,996            403
 - Net change in unrealized appreciation or depreciation on investments       (19,441)        (8,054)        (4,496)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (12,104)        (2,135)        (4,244)
Change From Unit Transactions:
 - Contract purchases                                                          48,788        149,398          9,833
 - Contract withdrawals                                                       (27,817)       (38,285)        (4,006)
 - Contract transfers                                                           5,465         55,833          4,537
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS        26,436        166,946         10,364
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        14,332        164,811          6,120
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                               136,856        368,573         32,025
Changes From Operations:
 - Net investment income (loss)                                                   656          6,963           (106)
 - Net realized gain (loss) on investments                                     (2,259)         6,701            999
 - Net change in unrealized appreciation or depreciation on investments        28,429         70,116         11,942
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                26,826         83,780         12,835
Change From Unit Transactions:
 - Contract purchases                                                          45,885        442,217         16,089
 - Contract withdrawals                                                       (17,396)       (73,077)        (6,361)
 - Contract transfers                                                         (24,124)       (34,359)        35,745
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          4,365        334,781         45,473
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        31,191        418,561         58,308
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $     168,047  $     787,134  $      90,333
                                                                        =============  =============  =============


                                                                            LVIP
                                                                          MONDRIAN          LVIP           LVIP
                                                                        INTERNATIONAL       MONEY        PROTECTED
                                                                            VALUE          MARKET      PROFILE 2010
                                                                          STANDARD        STANDARD       STANDARD
                                                                            CLASS           CLASS          CLASS
                                                                         SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                                        --------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $     598,401  $   4,881,701  $       89,180
Changes From Operations:
 - Net investment income (loss)                                                16,455        (29,352)            162
 - Net realized gain (loss) on investments                                     (8,469)             5           1,793
 - Net change in unrealized appreciation or depreciation on investments       (39,356)            --          (1,438)
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (31,370)       (29,347)            517
Change From Unit Transactions:
 - Contract purchases                                                          94,859      2,504,301           5,000
 - Contract withdrawals                                                       (60,650)      (876,383)         (8,174)
 - Contract transfers                                                          16,106       (692,995)           (244)
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS        50,315        934,923          (3,418)
                                                                        -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        18,945        905,576          (2,901)
                                                                        -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2011                                               617,346      5,787,277          86,279
Changes From Operations:
 - Net investment income (loss)                                                15,091        (38,078)          1,437
 - Net realized gain (loss) on investments                                    (16,731)            32           2,030
 - Net change in unrealized appreciation or depreciation on investments        57,890             --           3,267
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                56,250        (38,046)          6,734
Change From Unit Transactions:
 - Contract purchases                                                          59,121      4,834,475           5,001
 - Contract withdrawals                                                       (61,726)    (1,602,437)         (8,765)
 - Contract transfers                                                           1,961     (1,751,189)           (188)
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           (644)     1,480,849          (3,952)
                                                                        -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        55,606      1,442,803           2,782
                                                                        -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                         $     672,952  $   7,230,080  $       89,061
                                                                        =============  =============  ==============

                                                                            LVIP            LVIP          LVIP            LVIP
                                                                          PROTECTED       PROTECTED     PROTECTED       PROTECTED
                                                                           PROFILE         PROFILE       PROFILE         PROFILE
                                                                            2020            2030          2040        CONSERVATIVE
                                                                          STANDARD        STANDARD      STANDARD        STANDARD
                                                                            CLASS           CLASS         CLASS           CLASS
                                                                         SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                        ----------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $     249,343  $     221,352  $     106,102  $     100,895
Changes From Operations:
 - Net investment income (loss)                                                   421             91             13          2,499
 - Net realized gain (loss) on investments                                      3,326          4,754          1,597          2,222
 - Net change in unrealized appreciation or depreciation on investments        (4,518)        (6,640)        (3,620)          (953)
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  (771)        (1,795)        (2,010)         3,768
Change From Unit Transactions:
 - Contract purchases                                                          26,647         23,701          6,269         43,829
 - Contract withdrawals                                                       (22,213)       (31,288)        (6,417)       (13,057)
 - Contract transfers                                                          (2,273)           406           (445)            15
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS         2,161         (7,181)          (593)        30,787
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,390         (8,976)        (2,603)        34,555
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                               250,733        212,376        103,499        135,450
Changes From Operations:
 - Net investment income (loss)                                                 4,043          2,602          1,208          5,932
 - Net realized gain (loss) on investments                                      3,557          4,592          1,461          1,192
 - Net change in unrealized appreciation or depreciation on investments        11,646          7,675          4,021          6,691
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                19,246         14,869          6,690         13,815
Change From Unit Transactions:
 - Contract purchases                                                          32,697         14,383          6,264         82,987
 - Contract withdrawals                                                       (23,558)       (31,591)        (6,593)       (15,152)
 - Contract transfers                                                           4,463          1,376            232         (2,806)
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         13,602        (15,832)           (97)        65,029
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        32,848           (963)         6,593         78,844
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $     283,581  $     211,413  $     110,092  $     214,294
                                                                        =============  =============  =============  =============

See accompanying notes.

                                                                            LVIP           LVIP            LVIP
                                                                          PROTECTED      PROTECTED         SSGA
                                                                           PROFILE        PROFILE          BOND
                                                                           GROWTH        MODERATE          INDEX
                                                                          STANDARD       STANDARD        STANDARD
                                                                            CLASS          CLASS           CLASS
                                                                          SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                                        -------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $   2,489,451  $   1,951,586  $     129,487
Changes From Operations:
 - Net investment income (loss)                                                36,913         28,326          4,858
 - Net realized gain (loss) on investments                                       (497)        27,231          1,388
 - Net change in unrealized appreciation or depreciation on investments       (52,882)       (45,787)         1,983
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (16,466)         9,770          8,229
Change From Unit Transactions:
 - Contract purchases                                                         324,048        460,232         37,567
 - Contract withdrawals                                                      (264,329)      (248,358)       (16,005)
 - Contract transfers                                                          (5,918)        33,699         28,905
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS        53,801        245,573         50,467
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        37,335        255,343         58,696
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             2,526,786      2,206,929        188,183
Changes From Operations:
 - Net investment income (loss)                                                49,315         70,161          8,041
 - Net realized gain (loss) on investments                                     14,134         17,743            875
 - Net change in unrealized appreciation or depreciation on investments       142,095        119,461             58
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               205,544        207,365          8,974
Change From Unit Transactions:
 - Contract purchases                                                         299,165        410,645         30,042
 - Contract withdrawals                                                      (247,112)      (239,852)       (27,450)
 - Contract transfers                                                        (317,022)        34,634        187,268
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (264,969)       205,427        189,860
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (59,425)       412,792        198,834
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $   2,467,361  $   2,619,721  $     387,017
                                                                        =============  =============  =============


                                                                            LVIP           LVIP           LVIP
                                                                            SSGA           SSGA           SSGA
                                                                        CONSERVATIVE   CONSERVATIVE     DEVELOPED
                                                                            INDEX       STRUCTURED    INTERNATIONAL
                                                                         ALLOCATION     ALLOCATION         150
                                                                          STANDARD       STANDARD       STANDARD
                                                                            CLASS          CLASS          CLASS
                                                                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                        -------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $          --  $          --  $      45,780
Changes From Operations:
 - Net investment income (loss)                                                    --             --            811
 - Net realized gain (loss) on investments                                         --             --            388
 - Net change in unrealized appreciation or depreciation on investments            --             --         (6,138)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    --             --         (4,939)
Change From Unit Transactions:
 - Contract purchases                                                              --             --          7,870
 - Contract withdrawals                                                            --             --         (1,699)
 - Contract transfers                                                              --             --           (884)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS            --             --          5,287
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            --             --            348
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                    --             --         46,128
Changes From Operations:
 - Net investment income (loss)                                                 2,188             30            229
 - Net realized gain (loss) on investments                                     (2,426)             2            265
 - Net change in unrealized appreciation or depreciation on investments         4,794              5          3,971
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 4,556             37          4,465
Change From Unit Transactions:
 - Contract purchases                                                          91,320          1,478          4,639
 - Contract withdrawals                                                        (8,582)          (472)        (1,559)
 - Contract transfers                                                         227,888              4        (35,649)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        310,626          1,010        (32,569)
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       315,182          1,047        (28,104)
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $     315,182  $       1,047  $      18,024
                                                                        =============  =============  =============


                                                                                           LVIP
                                                                            LVIP           SSGA
                                                                            SSGA          GLOBAL           LVIP
                                                                          EMERGING       TACTICAL          SSGA
                                                                           MARKETS      ALLOCATION     INTERNATIONAL
                                                                             100            RPM            INDEX
                                                                          STANDARD       STANDARD        STANDARD
                                                                            CLASS          CLASS           CLASS
                                                                         SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                                        --------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $     138,053  $     633,412  $       11,689
Changes From Operations:
 - Net investment income (loss)                                                 3,401          5,655             168
 - Net realized gain (loss) on investments                                     21,004          1,572             104
 - Net change in unrealized appreciation or depreciation on investments       (48,570)        (1,402)         (2,166)
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (24,165)         5,825          (1,894)
Change From Unit Transactions:
 - Contract purchases                                                          41,324        161,388           5,946
 - Contract withdrawals                                                       (22,806)       (46,155)         (2,082)
 - Contract transfers                                                          36,895         18,688           1,698
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS        55,413        133,921           5,562
                                                                        -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        31,248        139,746           3,668
                                                                        -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2011                                               169,301        773,158          15,357
Changes From Operations:
 - Net investment income (loss)                                                 2,872         30,105             263
 - Net realized gain (loss) on investments                                      6,422            880              98
 - Net change in unrealized appreciation or depreciation on investments        10,342         61,352           2,442
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                19,636         92,337           2,803
Change From Unit Transactions:
 - Contract purchases                                                          28,200        169,832           3,887
 - Contract withdrawals                                                       (33,351)       (60,248)         (2,057)
 - Contract transfers                                                         (40,539)        80,629          (1,915)
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (45,690)       190,213             (85)
                                                                        -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (26,054)       282,550           2,718
                                                                        -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                         $     143,247  $   1,055,708  $       18,075
                                                                        =============  =============  ==============

                                                                                                                          LVIP
                                                                                           LVIP            LVIP           SSGA
                                                                             LVIP          SSGA            SSGA        MODERATELY
                                                                             SSGA        MODERATE        MODERATE      AGGRESSIVE
                                                                             LARGE         INDEX        STRUCTURED        INDEX
                                                                            CAP 100     ALLOCATION      ALLOCATION     ALLOCATION
                                                                           STANDARD      STANDARD        STANDARD       STANDARD
                                                                             CLASS         CLASS           CLASS         CLASS
                                                                          SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                                        ----------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $      63,404  $          --  $          --  $          --
Changes From Operations:
 - Net investment income (loss)                                                   718             78            128              9
 - Net realized gain (loss) on investments                                      1,692           (166)           (24)           (36)
 - Net change in unrealized appreciation or depreciation on investments        (1,772)          (853)           960            (83)
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   638           (941)         1,064           (110)
Change From Unit Transactions:
 - Contract purchases                                                          13,619         31,435        113,420         38,374
 - Contract withdrawals                                                       (11,035)        (7,440)       (21,784)        (3,720)
 - Contract transfers                                                           5,816           --           49,607           --
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS         8,400         23,995        141,243         34,654
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         9,038         23,054        142,307         34,544
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                72,442         23,054        142,307         34,544
Changes From Operations:
 - Net investment income (loss)                                                 3,045          1,296          9,577          1,689
 - Net realized gain (loss) on investments                                     10,149            126          2,181            275
 - Net change in unrealized appreciation or depreciation on investments           243          1,898          7,614          4,992
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                13,437          3,320         19,372          6,956
Change From Unit Transactions:
 - Contract purchases                                                          20,154         90,243        161,926         36,328
 - Contract withdrawals                                                       (11,593)       (17,950)       (67,329)       (11,548)
 - Contract transfers                                                         139,429             --         14,052         20,999
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        147,990         72,293        108,649         45,779
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       161,427         75,613        128,021         52,735
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $     233,869  $      98,667  $     270,328  $      87,279
                                                                        =============  =============  =============  =============

See accompanying notes.

                                                                             LVIP
                                                                             SSGA
                                                                          MODERATELY       LVIP            LVIP
                                                                          AGGRESSIVE       SSGA            SSGA
                                                                          STRUCTURED      S&P 500       SMALL-CAP
                                                                          ALLOCATION       INDEX           INDEX
                                                                           STANDARD      STANDARD        STANDARD
                                                                             CLASS         CLASS           CLASS
                                                                          SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                                        -------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $          --  $     259,480  $     113,278
Changes From Operations:
 - Net investment income (loss)                                                    11          1,694           (300)
 - Net realized gain (loss) on investments                                         (5)         4,803          3,344
 - Net change in unrealized appreciation or depreciation on investments           (60)        (6,147)        (9,051)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   (54)           350         (6,007)
Change From Unit Transactions:
 - Contract purchases                                                          11,642        110,375         12,821
 - Contract withdrawals                                                        (1,491)       (52,407)        (7,028)
 - Contract transfers                                                              --         68,603         (5,143)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS        10,151        126,571            650
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        10,097        126,921         (5,357)
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                10,097        386,401        107,921
Changes From Operations:
 - Net investment income (loss)                                                   748          3,500            115
 - Net realized gain (loss) on investments                                        131          7,607          6,674
 - Net change in unrealized appreciation or depreciation on investments           686         54,849          7,590
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 1,565         65,956         14,379
Change From Unit Transactions:
 - Contract purchases                                                          17,894        105,565         16,574
 - Contract withdrawals                                                        (4,079)       (54,914)        (7,520)
 - Contract transfers                                                             (17)       173,585        (35,072)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         13,798        224,236        (26,018)
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        15,363        290,192        (11,639)
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $      25,460  $     676,593  $      96,282
                                                                        =============  =============  =============


                                                                                                          LVIP
                                                                             LVIP          LVIP       T. ROWE PRICE
                                                                             SSGA      T. ROWE PRICE   STRUCTURED
                                                                           SMALL-MID      GROWTH         MID-CAP
                                                                            CAP 200        STOCK         GROWTH
                                                                           STANDARD      STANDARD       STANDARD
                                                                             CLASS         CLASS          CLASS
                                                                          SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                        -------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $      35,295  $      36,187  $     190,521
Changes From Operations:
 - Net investment income (loss)                                                   457           (358)        (1,299)
 - Net realized gain (loss) on investments                                      1,409          1,346          5,102
 - Net change in unrealized appreciation or depreciation on investments        (3,106)        (3,218)       (14,246)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (1,240)        (2,230)       (10,443)
Change From Unit Transactions:
 - Contract purchases                                                          16,881         27,911         66,728
 - Contract withdrawals                                                       (12,917)       (13,135)       (13,845)
 - Contract transfers                                                          (1,889)        39,810         (7,330)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS         2,075         54,586         45,553
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           835         52,356         35,110
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                36,130         88,543        225,631
Changes From Operations:
 - Net investment income (loss)                                                   790           (990)        (1,836)
 - Net realized gain (loss) on investments                                      3,898          1,692         12,312
 - Net change in unrealized appreciation or depreciation on investments           128         21,621         27,154
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 4,816         22,323         37,630
Change From Unit Transactions:
 - Contract purchases                                                           5,998        140,295         85,258
 - Contract withdrawals                                                       (10,542)       (22,554)       (13,476)
 - Contract transfers                                                             188         38,836          7,481
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (4,356)       156,577         79,263
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           460        178,900        116,893
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $      36,590  $     267,443  $     342,524
                                                                        =============  =============  =============


                                                                                           LVIP           LVIP
                                                                            LVIP            UBS         VANGUARD
                                                                          TEMPLETON      LARGE CAP      DOMESTIC
                                                                         GROWTH RPM     GROWTH RPM     EQUITY ETF
                                                                          STANDARD       STANDARD       STANDARD
                                                                            CLASS          CLASS          CLASS
                                                                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                        -------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $      74,352  $     133,639  $          --
Changes From Operations:
 - Net investment income (loss)                                                 1,020           (403)            --
 - Net realized gain (loss) on investments                                        (98)         1,795             --
 - Net change in unrealized appreciation or depreciation on investments        (4,494)        (9,471)            --
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (3,572)        (8,079)            --
Change From Unit Transactions:
 - Contract purchases                                                          12,296         18,400             --
 - Contract withdrawals                                                       (19,694)       (14,391)            --
 - Contract transfers                                                          (1,006)        12,426             --
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS        (8,404)        16,435             --
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (11,976)         8,356             --
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                62,376        141,995             --
Changes From Operations:
 - Net investment income (loss)                                                 1,019           (848)           103
 - Net realized gain (loss) on investments                                        571          2,299             19
 - Net change in unrealized appreciation or depreciation on investments        11,349         21,376            410
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                12,939         22,827            532
Change From Unit Transactions:
 - Contract purchases                                                          11,072         17,812         10,755
 - Contract withdrawals                                                        (6,906)       (14,528)        (1,591)
 - Contract transfers                                                          (3,999)        14,180              3
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS            167         17,464          9,167
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        13,106         40,291          9,699
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $      75,482  $     182,286  $       9,699
                                                                        =============  =============  =============

                                                                            LVIP
                                                                          VANGUARD
                                                                        INTERNATIONAL
                                                                         EQUITY ETF     M BUSINESS
                                                                          STANDARD      OPPORTUNITY      M CAPITAL   M INTERNATIONAL
                                                                            CLASS          VALUE       APPRECIATION      EQUITY
                                                                         SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                                        ----------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $          --  $       3,103  $       1,632  $       2,130
Changes From Operations:
 - Net investment income (loss)                                                    (2)            (6)            (8)            81
 - Net realized gain (loss) on investments                                          2             45            287             (4)
 - Net change in unrealized appreciation or depreciation on investments            30           (257)          (456)          (527)
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    30           (218)          (177)          (450)
Change From Unit Transactions:
 - Contract purchases                                                           1,542          1,162            582            873
 - Contract withdrawals                                                          (173)          (367)          (183)          (270)
 - Contract transfers                                                               1            123             13            426
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS         1,370            918            412          1,029
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,400            700            235            579
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                 1,400          3,803          1,867          2,709
Changes From Operations:
 - Net investment income (loss)                                                   357             11             (3)            61
 - Net realized gain (loss) on investments                                          8             59            172             (9)
 - Net change in unrealized appreciation or depreciation on investments           391            636            170            599
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   756            706            339            651
Change From Unit Transactions:
 - Contract purchases                                                           5,888          1,162            581            871
 - Contract withdrawals                                                        (1,137)          (374)          (187)          (282)
 - Contract transfers                                                           2,884           (204)            50             68
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          7,635            584            444            657
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         8,391          1,290            783          1,308
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $       9,791  $       5,093  $       2,650  $       4,017
                                                                        =============  =============  =============  =============

See accompanying notes.

                                                                                          MFS VIT        MFS VIT
                                                                                        CORE EQUITY      GROWTH
                                                                         M LARGE CAP      INITIAL        INITIAL
                                                                           GROWTH          CLASS          CLASS
                                                                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                        -------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $       3,035  $      17,662  $     539,206
Changes From Operations:
 - Net investment income (loss)                                                   (17)            --         (2,262)
 - Net realized gain (loss) on investments                                         78          3,023         58,935
 - Net change in unrealized appreciation or depreciation on investments          (174)        (2,518)       (60,459)
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  (113)           505         (3,786)
Change From Unit Transactions:
 - Contract purchases                                                           1,163          2,296         50,795
 - Contract withdrawals                                                          (367)          (371)       (72,947)
 - Contract transfers                                                             (31)       (15,080)        29,771
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS           765        (13,155)         7,619
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           652        (12,650)         3,833
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                 3,687          5,012        543,039
Changes From Operations:
 - Net investment income (loss)                                                   (20)            20         (3,084)
 - Net realized gain (loss) on investments                                        144            974         35,156
 - Net change in unrealized appreciation or depreciation on investments           612           (234)        59,571
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   736            760         91,643
Change From Unit Transactions:
 - Contract purchases                                                           1,162          2,276         61,546
 - Contract withdrawals                                                          (375)          (346)       (52,971)
 - Contract transfers                                                            (214)        (5,963)         2,063
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS            573         (4,033)        10,638
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,309         (3,273)       102,281
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $       4,996  $       1,739  $     645,320
                                                                        =============  =============  =============


                                                                           MFS VIT
                                                                            TOTAL         MFS VIT        NB AMT
                                                                            RETURN       UTILITIES      LARGE CAP
                                                                           INITIAL        INITIAL        VALUE I
                                                                             CLASS         CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                        -------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $   1,242,437  $   1,366,816  $     124,964
Changes From Operations:
 - Net investment income (loss)                                                25,024         37,083           (669)
 - Net realized gain (loss) on investments                                      2,513         93,806        (31,862)
 - Net change in unrealized appreciation or depreciation on investments       (12,749)       (46,797)        18,139
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                14,788         84,092        (14,392)
Change From Unit Transactions:
 - Contract purchases                                                         122,904         96,527          1,020
 - Contract withdrawals                                                      (143,981)      (137,382)        (4,859)
 - Contract transfers                                                         (19,949)        11,937          2,593
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS       (41,026)       (28,918)        (1,246)
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (26,238)        55,174        (15,638)
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                             1,216,199      1,421,990        109,326
Changes From Operations:
 - Net investment income (loss)                                                25,052         51,405             94
 - Net realized gain (loss) on investments                                     24,686         82,189            273
 - Net change in unrealized appreciation or depreciation on investments        72,324         (1,538)        17,139
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               122,062        132,056         17,506
Change From Unit Transactions:
 - Contract purchases                                                         135,717        119,783            915
 - Contract withdrawals                                                      (158,500)      (650,532)        (4,974)
 - Contract transfers                                                        (141,641)      (106,998)           380
                                                                        -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (164,424)      (637,747)        (3,679)
                                                                        -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (42,362)      (505,691)        13,827
                                                                        -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $   1,173,837  $     916,299  $     123,153
                                                                        =============  =============  =============


                                                                                                          PIMCO
                                                                                                          VIT
                                                                                          NB AMT        COMMODITY
                                                                           NB AMT         MID CAP       REALRETURN
                                                                           MID CAP       INTRINSIC      STRATEGY
                                                                          GROWTH I        VALUE I     ADMINISTRATIVE
                                                                            CLASS          CLASS          CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                        --------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                           $   1,274,162  $     300,796  $      112,882
Changes From Operations:
 - Net investment income (loss)                                                (8,805)           146          31,425
 - Net realized gain (loss) on investments                                     78,368          5,113          (2,989)
 - Net change in unrealized appreciation or depreciation on investments       (67,877)       (24,635)        (62,312)
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 1,686        (19,376)        (33,876)
Change From Unit Transactions:
 - Contract purchases                                                          99,262         21,345         143,695
 - Contract withdrawals                                                       (83,361)       (18,746)        (31,712)
 - Contract transfers                                                         (62,130)         6,601         110,654
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM UNIT TRANSACTIONS       (46,229)         9,200         222,637
                                                                        -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (44,543)       (10,176)        188,761
                                                                        -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2011                                             1,229,619        290,620         301,643
Changes From Operations:
 - Net investment income (loss)                                                (7,867)            31          10,252
 - Net realized gain (loss) on investments                                    115,166         85,982          10,655
 - Net change in unrealized appreciation or depreciation on investments        32,743        (42,910)          1,139
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               140,042         43,103          22,046
Change From Unit Transactions:
 - Contract purchases                                                          82,772         29,572         228,520
 - Contract withdrawals                                                      (112,043)       (25,976)        (56,761)
 - Contract transfers                                                        (159,416)        (7,597)         11,497
                                                                        -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (188,687)        (4,001)        183,256
                                                                        -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (48,645)        39,102         205,302
                                                                        -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                         $   1,180,974  $     329,722  $      506,945
                                                                        =============  =============  ==============

                                                                           PUTNAM          PUTNAM
                                                                             VT              VT
                                                                           GLOBAL         GROWTH &
                                                                         HEALTH CARE       INCOME
                                                                          CLASS IB        CLASS IB
                                                                         SUBACCOUNT      SUBACCOUNT
                                                                        ----------------------------
NET ASSETS AT JANUARY 1, 2011                                           $      58,040  $      17,427
Changes From Operations:
 - Net investment income (loss)                                                    15             79
 - Net realized gain (loss) on investments                                      1,486            (87)
 - Net change in unrealized appreciation or depreciation on investments        (2,846)          (919)
                                                                        -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (1,345)          (927)
Change From Unit Transactions:
 - Contract purchases                                                           7,631            287
 - Contract withdrawals                                                        (3,410)          (444)
 - Contract transfers                                                            (492)           (81)
                                                                        -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          3,729           (238)
                                                                        -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         2,384         (1,165)
                                                                        -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                                                60,424         16,262
Changes From Operations:
 - Net investment income (loss)                                                   371            188
 - Net realized gain (loss) on investments                                      7,968         (3,072)
 - Net change in unrealized appreciation or depreciation on investments         4,507          5,865
                                                                        -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                12,846          2,981
Change From Unit Transactions:
 - Contract purchases                                                           5,507            287
 - Contract withdrawals                                                        (5,887)          (460)
 - Contract transfers                                                            (918)            --
                                                                        -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (1,298)          (173)
                                                                        -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        11,548          2,808
                                                                        -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                         $      71,972  $      19,070
                                                                        =============  =============

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life & Annuity Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 18, 1999, are part of the operations of the Company. The Variable Account consists of fifteen products as follows:

  - VUL-I
  - Lincoln VUL(CV)
  - Lincoln VUL(CV)-II
  - Lincoln VUL(CV)-III
  - Lincoln VUL(CV)-IV
  - Lincoln VUL(DB)
  - Lincoln VUL(DB)-II
  - Lincoln VUL(DB)-IV
  - Lincoln VUL(ONE)
  - Lincoln Momentum VUL(ONE)
  - Lincoln VUL(ONE) 2005
  - Lincoln Momentum VUL(ONE) 2005
  - Lincoln VUL(ONE) 2007
  - Lincoln AssetEdge VUL
  - Lincoln VUL(ONE) 2010

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred eighteen mutual funds (the Funds) of seventeen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Thematic Growth Class A Portfolio
     ABVPSF Growth and Income Class A Portfolio
     ABVPSF International Value Class A Portfolio
     ABVPSF Large Cap Growth Class A Portfolio
     ABVPSF Small/Mid Cap Value Class A Portfolio

American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Inflation Protection Class I Portfolio

American Funds Insurance Series (American Funds):
     American Funds Global Growth Class 2 Fund
     American Funds Global Small Capitalization Class 2 Fund
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 2 Fund
     American Funds International Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):
     BlackRock Global Allocation V.I. Class I Fund

Delaware VIP Trust (Delaware VIP):
     Delaware VIP Diversified Income Standard Class Series
     Delaware VIP Emerging Markets Standard Class Series
     Delaware VIP High Yield Standard Class Series
     Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP REIT Standard Class Series
     Delaware VIP Small Cap Value Standard Class Series
     Delaware VIP Smid Cap Growth Standard Class Series
     Delaware VIP U.S. Growth Standard Class Series
     Delaware VIP Value Standard Class Series

DWS Variable Series II (DWS):
     DWS Alternative Asset Allocation VIP Class A Portfolio

DWS Investments VIT Funds (DWS):
     DWS Equity 500 Index VIP Class A Portfolio
     DWS Small Cap Index VIP Class A Portfolio

Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Asset Manager Initial Class Portfolio
     Fidelity VIP Contrafund Service Class Portfolio
     Fidelity VIP Equity-Income Initial Class Portfolio
     Fidelity VIP Equity-Income Service Class Portfolio
     Fidelity VIP Growth Service Class Portfolio
     Fidelity VIP Growth Opportunities Service Class Portfolio
     Fidelity VIP High Income Service Class Portfolio
     Fidelity VIP Investment Grade Bond Initial Class Portfolio
     Fidelity VIP Mid Cap Service Class Portfolio
     Fidelity VIP Overseas Service Class Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Class 1 Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund
     FTVIPT Mutual Shares Securities Class 1 Fund
     FTVIPT Templeton Foreign Securities Class 1 Fund
     FTVIPT Templeton Foreign Securities Class 2 Fund
     FTVIPT Templeton Global Bond Securities Class 1 Fund
     FTVIPT Templeton Growth Securities Class 1 Fund
     FTVIPT Templeton Growth Securities Class 2 Fund

Invesco Variable Insurance Funds, Inc. (Invesco V.I.):
     Invesco V.I. Core Equity Series I Fund
     Invesco V.I. Diversified Income Series I Fund
     Invesco V.I. International Growth Series I Fund
     Invesco Van Kampen V.I. American Franchise Series I Fund

Janus Aspen Series:
     Janus Aspen Series Balanced Institutional Class Portfolio
     Janus Aspen Series Balanced Service Class Portfolio
     Janus Aspen Series Enterprise Service Class Portfolio
     Janus Aspen Series Global Technology Service Class Portfolio
     Janus Aspen Series Worldwide Institutional Class Portfolio
     Janus Aspen Series Worldwide Service Class Portfolio

Lincoln Variable Insurance Products Trust (LVIP)*:
     LVIP Baron Growth Opportunities Standard Class Fund
     LVIP Baron Growth Opportunities Service Class Fund
     LVIP BlackRock Equity Dividend RPM Standard Class Fund
     LVIP BlackRock Inflation Protected Bond Standard Class Fund
     LVIP Capital Growth Standard Class Fund
     LVIP Clarion Global Real Estate Standard Class Fund
     LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
     LVIP Delaware Bond Standard Class Fund
     LVIP Delaware Diversified Floating Rate Standard Class Fund
     LVIP Delaware Foundation Aggressive Allocation Standard Class Fund
     LVIP Delaware Growth and Income Standard Class Fund
     LVIP Delaware Social Awareness Standard Class Fund
     LVIP Delaware Special Opportunities Standard Class Fund
     LVIP Dimensional Non-U.S. Equity Standard Class Fund
     LVIP Dimensional U.S. Equity Standard Class Fund
     LVIP Dimensional/Vanguard Total Bond Standard Class Fund
     LVIP Global Income Standard Class Fund
     LVIP JPMorgan High Yield Standard Class Fund
     LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
     LVIP MFS International Growth Standard Class Fund
     LVIP MFS Value Standard Class Fund
     LVIP Mid-Cap Value Standard Class Fund
     LVIP Mondrian International Value Standard Class Fund
     LVIP Money Market Standard Class Fund
     LVIP Protected Profile 2010 Standard Class Fund
     LVIP Protected Profile 2020 Standard Class Fund
     LVIP Protected Profile 2030 Standard Class Fund
     LVIP Protected Profile 2040 Standard Class Fund
     LVIP Protected Profile Conservative Standard Class Fund
     LVIP Protected Profile Growth Standard Class Fund
     LVIP Protected Profile Moderate Standard Class Fund
     LVIP SSgA Bond Index Standard Class Fund
     LVIP SSgA Conservative Index Allocation Standard Class Fund
     LVIP SSgA Conservative Structured Allocation Standard Class Fund
     LVIP SSgA Developed International 150 Standard Class Fund
     LVIP SSgA Emerging Markets 100 Standard Class Fund
     LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
     LVIP SSgA International Index Standard Class Fund
     LVIP SSgA Large Cap 100 Standard Class Fund
     LVIP SSgA Moderate Index Allocation Standard Class Fund
     LVIP SSgA Moderate Structured Allocation Standard Class Fund
     LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
     LVIP SSgA Small-Cap Index Standard Class Fund
     LVIP SSgA Small-Mid Cap 200 Standard Class Fund
     LVIP T. Rowe Price Growth Stock Standard Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
     LVIP Templeton Growth RPM Standard Class Fund
     LVIP UBS Large Cap Growth RPM Standard Class Fund
     LVIP Vanguard Domestic Equity ETF Standard Class Fund
     LVIP Vanguard International Equity ETF Standard Class Fund

M Fund, Inc. (M):
     M Business Opportunity Value Fund
     M Capital Appreciation Fund
     M International Equity Fund
     M Large Cap Growth Fund

MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Initial Class Series
     MFS VIT Growth Initial Class Series
     MFS VIT Total Return Initial Class Series
     MFS VIT Utilities Initial Class Series

Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Large Cap Value I Class Portfolio
     NB AMT Mid Cap Growth I Class Portfolio
     NB AMT Mid Cap Intrinsic Value I Class Portfolio

PIMCO Variable Insurance Trust (PIMCO VIT):
     PIMCO VIT CommodityRealReturn Administrative Class Fund

Putnam Variable Trust (Putnam VT):
     Putnam VT Global Health Care Class IB Fund
     Putnam VT Growth & Income Class IB Fund

* Denotes an affiliate of the Company.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2012. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2011, the LVIP Dimensional Non-U.S. Equity Standard Class Fund, the LVIP Dimensional U.S. Equity Standard Class Fund, the LVIP Dimensional/Vanguard Total Bond Standard Class Fund, the LVIP Vanguard Domestic Equity ETF Standard Class Fund and the LVIP Vanguard International Equity ETF Standard Class Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011.

Also during 2011, the following funds changed their names:

PREVIOUS FUND NAME                                                 NEW FUND NAME
----------------------------------------------------------------------------------------------------------------------------
LVIP Wilshire 2010 Profile Standard Class Fund                     LVIP Protected Profile 2010 Standard Class Fund
LVIP Wilshire 2020 Profile Standard Class Fund                     LVIP Protected Profile 2020 Standard Class Fund
LVIP Wilshire 2030 Profile Standard Class Fund                     LVIP Protected Profile 2030 Standard Class Fund
LVIP Wilshire 2040 Profile Standard Class Fund                     LVIP Protected Profile 2040 Standard Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund             LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund    LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund                 LVIP Protected Profile Moderate Standard Class Fund

In the accompanying 2011 Statements of Changes in Net Assets, certain 2011 contract purchases and contract withdrawals have been reclassified to contract transfers. The total net increase/(decrease) in net assets resulting from unit transactions has not changed.

During 2012, the Invesco Van Kampen V.I. American Franchise Series I Fund became available as an investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2012, the 2012 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2012.

During 2012, the Invesco V.I. Capital Appreciation Series I Fund ceased to be available as an investment option to Variable Account Contract owners.

Also during 2012, the following funds changed their names:


PREVIOUS FUND NAME                                               NEW FUND NAME
--------------------------------------------------------------------------------------------------------------------------------
DWS Alternative Asset Allocation Plus VIP Class A Portfolio      DWS Alternative Asset Allocation VIP Class A Portfolio
LVIP Wells Fargo Intrinsic Value Standard Class Fund             LVIP BlackRock Equity Dividend RPM Standard Class Fund
LVIP Cohen & Steers Real Estate Standard Class Fund              LVIP Clarion Global Real Estate Standard Class Fund
LVIP Turner Mid-Cap Growth Standard Class Fund                   LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
LVIP Columbia Value Opportunities Standard Class Fund            LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
LVIP SSgA Global Tactical Allocation Standard Class Fund         LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
LVIP Templeton Growth Standard Class Fund                        LVIP Templeton Growth RPM Standard Class Fund
LVIP Janus Capital Appreciation Standard Class Fund              LVIP UBS Large Cap Growth RPM Standard Class Fund
NB AMT Partners I Class Portfolio                                NB AMT Large Cap Value I Class Portfolio
NB AMT Regency I Class Portfolio                                 NB AMT Mid Cap Intrinsic Value I Class Portfolio

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the fifteen policy types within the Variable Account:

- VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.
- Lincoln VUL(CV) - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
- Lincoln VUL(CV)-II annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
- Lincoln VUL(CV)-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
- Lincoln VUL(CV)-IV - annual rate of .60% for policy years one through ten and .20% thereafter.
- Lincoln VUL(DB) - annual rate of .90% for policy years one through nineteen and .20% thereafter.
- Lincoln VUL(DB)-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.
- Lincoln VUL(DB)-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.
- Lincoln VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln Momentum VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln Momentum VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln VUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.
- Lincoln AssetEdge VUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter for policies issued before 11/02/09. For policies issued on or after 11/02/09 an annual rate of .15% is charged for policy years one through fifteen and 0.00% thereafter.
- Lincoln VUL(ONE) 2010. - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2012 and 2011, amounted to $866,289 and $632,136, respectively.

The Company charges a monthly administrative fee which varies by product and policy year. Refer to the product prospectus for applicable fees. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2012 and 2011, totaled $1,344,801 and $1,023,598, respectively.

The Company assumes responsibility for providing the insurance benefits included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2012 and 2011, amounted to $3,452,449 and $3,320,275, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee of up to $25 for transfers between variable subaccounts. For the years ended December 31, 2012 and 2011, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln VUL(ONE) 2007, Lincoln AssetEdge VUL and Lincoln VUL(ONE) 2010. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. For the years ended December 31, 2012 and 2011, surrender charges and partial surrender administrative charges totaled $324,312 and $230,211, respectively.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2012, follows:

                              MINIMUM   MAXIMUM    MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT        UNITS                    TOTAL       TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)    RATE(2)   RATE(2)    VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
           2012                   0.10%     0.90%  $   8.93  $  16.13       64,549  $    745,752      12.50%      13.38%       0.00%
           2011                   0.10%     0.90%      7.87     14.32       52,259       541,066     -23.92%     -23.33%       0.60%
           2010                   0.10%     0.90%     10.27     18.79       41,410       565,931      17.87%      18.87%       2.04%
           2009                   0.10%     0.90%     10.37     15.92       28,355       337,520      52.11%      52.72%       0.00%
           2008                   0.50%     0.90%      6.81     10.45       29,428       229,844     -47.84%     -47.63%       0.00%

ABVPSF GROWTH AND INCOME CLASS A
           2012                   0.10%     0.90%      9.58     17.83       56,026       770,618      16.47%      17.35%       1.64%
           2011                   0.10%     0.90%      8.20     15.29       50,136       605,368       5.36%       6.20%       1.35%
           2010                   0.10%     0.90%      7.75     14.49       47,833       551,128      12.08%      13.09%       0.00%
           2009                   0.10%     0.90%      9.27     12.91       49,652       506,097      19.74%      20.22%       4.13%
           2008                   0.50%     0.90%      7.71     10.76       54,381       467,960     -41.14%     -40.90%       2.20%

ABVPSF INTERNATIONAL VALUE CLASS  A
           2012                   0.10%     0.90%      5.79     10.33       60,104       498,588      13.51%      14.36%       1.88%
           2011                   0.10%     0.90%      5.08      9.04       48,763       338,722     -19.98%     -19.27%       4.64%
           2010                   0.10%     0.90%      6.33      8.17       40,701       337,146       3.66%       4.59%       3.38%
           2009                   0.10%     0.90%      7.74      7.85       34,431       267,681      33.47%      34.01%       1.36%
           2008                   0.50%     0.90%      5.80      5.86       35,112       205,077     -53.61%     -53.42%       1.10%

ABVPSF LARGE CAP GROWTH CLASS A
           2012                   0.35%     0.90%     12.34     15.43        9,798       120,127      15.33%      15.98%       0.30%
           2011                   0.35%     0.90%     10.70     13.36        9,149       105,487      -3.91%      -3.52%       0.33%
           2010                   0.50%     0.90%     11.14     13.88        8,966       108,899       9.11%       9.55%       0.48%
           2009                   0.50%     0.90%     10.21     12.70        9,476       105,643      36.28%      36.83%       0.16%
           2008                   0.50%     0.90%      7.49      9.30        8,204        66,887     -40.20%     -39.96%       0.00%

ABVPSF SMALL/MID CAP VALUE CLASS  A
           2012                   0.10%     0.90%     10.90     26.59       52,509       752,793      17.68%      18.57%       0.55%
           2011                   0.10%     0.90%      9.24     22.56       44,878       649,444      -9.21%      -8.48%       0.47%
           2010                   0.10%     0.90%     10.14     24.81       39,193       644,863      25.76%      26.85%       0.41%
           2009                   0.10%     0.90%     11.79     19.70       32,856       448,130      41.55%      42.15%       1.08%
           2008                   0.50%     0.90%      8.29     13.89       26,836       267,565     -36.15%     -35.90%       0.71%

                              MINIMUM   MAXIMUM    MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT        UNITS                    TOTAL       TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)    RATE(2)   RATE(2)    VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
           2012                   0.10%     0.90%  $  12.24  $  16.19       50,921  $    766,031       6.58%       7.44%       2.63%
           2011                   0.10%     0.90%     11.42     15.13       52,516       738,801      11.09%      11.99%       4.24%
           2010                   0.10%     0.90%     11.06     13.56       57,728       740,187       4.42%       5.26%       1.84%
           2009                   0.10%     0.90%     11.94     12.94       53,233       653,850       9.46%       9.90%       2.10%
           2008                   0.50%     0.90%     10.90     11.77       34,862       392,823      -2.16%      -1.77%       5.18%

AMERICAN FUNDS GLOBAL GROWTH CLASS 2
           2012                   0.10%     0.90%     11.05     19.22       92,051     1,511,241      21.46%      22.38%       0.99%
           2011                   0.10%     0.90%      9.03     15.76       74,842     1,042,047      -9.71%      -9.01%       1.38%
           2010                   0.10%     0.90%      9.92     17.38       64,313     1,008,246      10.74%      11.74%       1.55%
           2009                   0.10%     0.90%     13.98     15.63       57,079       817,024      41.03%      41.59%       1.48%
           2008                   0.50%     0.90%      9.87     11.04       54,184       556,200     -38.94%     -38.70%       2.20%

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
           2012                   0.10%     0.90%      8.88     28.41      111,748     1,786,756      17.12%      18.00%       1.35%
           2011                   0.10%     0.90%      7.56     24.22       99,788     1,430,664     -19.87%     -19.21%       1.32%
           2010                   0.10%     0.90%      9.40     30.18       85,240     1,578,851      21.32%      22.39%       1.74%
           2009                   0.10%     0.90%     13.64     24.84       79,008     1,214,359      59.85%      60.49%       0.28%
           2008                   0.50%     0.90%      8.52     15.52       79,690       768,134     -53.94%     -53.75%       0.00%

AMERICAN FUNDS GROWTH CLASS 2
           2012                   0.10%     0.90%     10.34     21.07      385,388     5,692,315      16.83%      17.77%       0.81%
           2011                   0.10%     0.90%      8.83     18.01      373,590     4,891,356      -5.14%      -4.38%       0.62%
           2010                   0.10%     0.90%      9.26     18.95      380,500     5,164,737      17.62%      18.57%       0.74%
           2009                   0.10%     0.90%      8.40     16.09      378,040     4,357,191      38.16%      38.73%       0.67%
           2008                   0.50%     0.90%      6.07     11.63      379,205     3,131,467     -44.47%     -44.25%       0.88%

AMERICAN FUNDS GROWTH-INCOME CLASS 2
           2012                   0.10%     0.90%      9.87     18.63      335,267     4,554,797      16.43%      17.36%       1.67%
           2011                   0.10%     0.90%      8.46     15.98      321,220     3,831,681      -2.71%      -1.94%       1.60%
           2010                   0.10%     0.90%      8.66     16.40      305,129     3,792,386      10.43%      11.34%       1.52%
           2009                   0.10%     0.90%     10.57     14.83      295,753     3,339,574      30.06%      30.59%       1.67%
           2008                   0.50%     0.90%      8.09     11.39      282,166     2,468,489     -38.41%     -38.16%       1.76%

AMERICAN FUNDS INTERNATIONAL CLASS 2
           2012                   0.10%     0.90%      9.20     24.04      221,936     3,421,511      16.85%      17.79%       1.61%
           2011                   0.10%     0.90%      7.81     20.54      183,504     2,592,527     -14.74%     -14.05%       1.85%
           2010                   0.10%     0.90%      9.09     24.05      160,200     2,728,011       6.27%       7.13%       2.14%
           2009                   0.10%     0.90%     14.35     22.60      138,716     2,282,616      41.79%      42.36%       1.57%
           2008                   0.50%     0.90%     10.08     15.91      138,470     1,625,445     -42.64%     -42.41%       2.26%

BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
           2012                   0.10%     0.90%     11.72     13.69      138,330     1,781,916       9.29%      10.23%       2.58%
           2011                   0.10%     0.90%     11.31     12.42       59,121       703,733      -4.36%      -3.54%       2.79%
           2010                   0.10%     0.90%     12.70     12.76       37,390       474,129       9.07%       9.40%       1.48%
           2009   8/24/09         0.60%     0.90%     11.64     11.67       22,059       257,006       0.60%       7.95%       2.10%

DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
           2012                   0.10%     0.90%     11.76     18.30      100,818     1,622,679       6.23%       7.09%       3.12%
           2011                   0.10%     0.90%     11.01     17.16       89,383     1,366,888       5.44%       6.27%       3.84%
           2010                   0.10%     0.90%     12.69     16.21       75,462     1,129,048       7.09%       7.94%       4.54%
           2009                   0.10%     0.90%     13.72     15.08       59,141       828,991      25.82%      26.33%       5.60%
           2008                   0.50%     0.90%     10.91     11.93       44,364       495,519      -5.41%      -5.02%       4.02%

DELAWARE VIP EMERGING MARKETS STANDARD CLASS
           2012                   0.10%     0.90%      9.20     44.48      117,681     2,078,791      13.42%      14.34%       0.95%
           2011                   0.10%     0.90%      8.05     39.22       80,135     1,472,084     -20.50%     -19.86%       2.02%
           2010                   0.10%     0.90%     10.04     49.33       67,914     1,827,002      17.43%      18.38%       0.65%
           2009                   0.10%     0.90%     18.76     42.01       66,774     1,576,932      76.52%      77.23%       1.26%
           2008                   0.50%     0.90%     10.58     23.80       73,473     1,028,268     -51.99%     -51.80%       1.56%

DELAWARE VIP HIGH YIELD STANDARD CLASS
           2012                   0.10%     0.90%     13.13     28.10       63,330     1,174,624      16.77%      17.72%       8.48%
           2011                   0.10%     0.90%     11.18     24.03       56,887       991,286       1.46%       2.27%       9.07%
           2010                   0.10%     0.90%     12.43     23.65       53,993       939,073      14.28%      15.23%       7.66%
           2009                   0.10%     0.90%     13.35     20.66       51,756       793,299      47.64%      48.23%       7.12%
           2008                   0.50%     0.90%      9.04     13.97       44,599       477,581     -24.85%     -24.55%       8.67%

                              MINIMUM   MAXIMUM    MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT        UNITS                    TOTAL       TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)    RATE(2)   RATE(2)    VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
           2012                   0.10%     0.90%  $  10.72  $  13.22       50,367  $    598,864       1.85%       2.65%       1.69%
           2011                   0.10%     0.90%     10.99     12.93       31,485       374,035       1.99%       2.76%       1.82%
           2010                   0.10%     0.90%     11.62     12.63       17,267       206,369       3.50%       4.43%       2.23%
           2009                   0.10%     0.90%     12.01     12.15        7,323        86,987      11.95%      12.25%       3.59%
           2008                   0.50%     0.75%     10.73     10.83        2,081        22,356      -1.03%      -0.82%       4.68%

DELAWARE VIP REIT STANDARD CLASS
           2012                   0.10%     0.90%     11.61     29.47       66,407     1,240,350      15.89%      16.78%       1.44%
           2011                   0.10%     0.90%     12.26     27.78       65,341     1,098,678       9.96%      10.80%       1.57%
           2010                   0.10%     0.90%     12.24     25.22       63,369       996,824      25.85%      26.35%       2.73%
           2009                   0.50%     0.90%      9.69     20.01       61,045       777,000      22.21%      22.73%       4.66%
           2008                   0.50%     0.90%      7.90     16.35       56,993       593,654     -35.64%     -35.36%       2.40%

DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
           2012                   0.10%     0.90%     11.33     29.92       98,683     1,481,764      12.88%      13.78%       0.55%
           2011                   0.10%     0.90%     10.01     26.48       87,350     1,387,432     -2.22%      -1.45%        0.51%
           2010                   0.10%     0.90%     10.21     27.06       71,604     1,414,000      31.09%      31.61%       0.62%
           2009                   0.50%     0.90%     11.28     20.62       66,718     1,065,649      30.65%      31.23%       0.98%
           2008                   0.50%     0.90%      8.60     15.77       71,502       895,770     -30.51%     -30.20%       0.80%

DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
           2012                   0.15%     0.90%     13.35     24.81       66,244     1,015,118      10.03%      10.86%       0.23%
           2011                   0.15%     0.90%     10.63     22.52       53,287       843,893       7.16%       7.75%       0.95%
           2010   10/8/10         0.35%     0.90%      9.91     20.98       55,045       785,041      13.54%      13.68%       0.00%

DELAWARE VIP TREND STANDARD CLASS
           2009                   0.50%     0.90%      7.28     15.42       69,594       713,270      53.34%      53.96%       0.00%
           2008                   0.50%     0.90%      4.74     10.04       74,788       508,802     -47.22%     -47.00%       0.00%

DELAWARE VIP U.S. GROWTH STANDARD CLASS
           2012                   0.10%     0.90%     12.21     17.97       21,997       346,105      15.19%      16.09%       0.00%
           2011                   0.10%     0.90%     10.52     15.58       11,509       162,547       6.66%       7.50%       0.25%
           2010                   0.10%     0.90%     10.94     14.59       10,260       134,057      12.88%      13.48%       0.08%
           2009                   0.50%     0.90%      9.64     12.90       13,108       151,357      42.01%      42.58%       0.21%
           2008                   0.50%     0.90%      6.76      9.07        9,541        77,748     -43.17%     -42.94%       0.04%

DELAWARE VIP VALUE STANDARD CLASS
           2012                   0.15%     0.90%      9.85     20.25       63,564       997,441      13.70%      14.56%       2.19%
           2011                   0.15%     0.90%      8.63     17.79       58,506       788,547       8.56%       9.38%       1.86%
           2010                   0.15%     0.90%      7.93     16.36       54,403       687,096      14.59%      15.06%       2.33%
           2009                   0.50%     0.90%      9.91     14.25       48,482       534,087      16.91%      17.38%       3.13%
           2008                   0.50%     0.90%      8.44     12.18       42,542       405,917     -34.02%     -33.76%       2.87%

DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
           2012                   0.10%     0.60%     11.99     13.90        2,949        38,889       9.06%       9.80%       3.28%
           2011                   0.10%     0.60%     11.56     12.66        4,911        60,633      -3.45%      -2.96%       1.30%
           2010                   0.10%     0.60%     12.94     12.94        2,479        31,878      11.80%      11.80%       0.26%
           2009    7/2/09         0.60%     0.60%     11.58     11.58          223         2,582      13.67%      13.67%       0.00%

DWS EQUITY 500 INDEX VIP CLASS A
           2012                   0.35%     0.90%     11.01     17.79      158,343     2,181,059      14.66%      15.29%       1.65%
           2011                   0.35%     0.90%      9.13     15.49      198,981     2,430,601       0.92%       1.48%       1.69%
           2010                   0.35%     0.90%      9.04     15.32      213,550     2,477,826      13.68%      14.13%       1.90%
           2009                   0.50%     0.90%      7.94     13.46      225,816     2,245,795      25.19%      25.69%       2.81%
           2008                   0.50%     0.90%      6.33     10.74      228,544     1,803,701     -37.72%     -37.47%       2.44%

DWS SMALL CAP INDEX VIP CLASS A
           2012                   0.35%     0.90%     12.48     23.42       56,478       860,798      15.21%      15.84%       0.87%
           2011                   0.35%     0.90%     10.77     20.30       52,520       787,267      -5.27%      -4.75%       0.86%
           2010                   0.35%     0.90%     13.39     21.40       50,571       819,123      25.26%      25.76%       0.88%
           2009                   0.50%     0.90%     10.69     17.05       56,270       718,384      25.44%      25.94%       1.81%
           2008                   0.50%     0.90%      8.52     13.58       57,404       586,909     -34.71%     -34.45%       1.63%

FIDELITY VIP ASSET MANAGER INITIAL CLASS
           2012                   0.55%     0.55%     12.11     12.11       15,424       186,815      11.87%      11.87%       1.49%
           2011                   0.55%     0.80%     13.52     13.52       17,302       188,613     -3.34%      -3.34%        1.89%
           2010                   0.80%     0.80%     13.99     13.99       15,458       216,287      13.36%      13.36%       1.68%
           2009                   0.80%     0.80%     12.34     12.34       16,968       209,429      28.08%      28.08%       2.23%
           2008                   0.80%     0.80%      9.64      9.64       20,501       197,553     -29.29%     -29.29%       2.63%

                              MINIMUM   MAXIMUM    MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT        UNITS                    TOTAL       TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)    RATE(2)   RATE(2)    VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND SERVICE CLASS
           2012                   0.10%     0.90%  $  10.68  $  21.27      138,064  $  2,085,409      15.27%      16.19%       1.28%
           2011                   0.10%     0.90%      9.19     18.43      137,971     1,891,303      -3.51%      -2.73%       0.93%
           2010                   0.10%     0.90%      9.45     19.07      131,673     1,945,423      16.06%      17.00%       1.18%
           2009                   0.10%     0.90%     11.89     16.41      128,447     1,643,933      34.45%      34.99%       1.35%
           2008                   0.50%     0.90%      8.83     12.18      113,800     1,109,357     -43.13%     -42.90%       0.97%

FIDELITY VIP EQUITY-INCOME INITIAL CLASS
           2012                   0.55%     0.80%     12.98     14.18        8,925       115,897      16.37%      16.66%       1.94%
           2011                   0.55%     0.80%     12.19     12.19       39,565       445,513       0.17%       0.17%       2.52%
           2010                   0.80%     0.80%     12.17     12.17       38,126       463,864      14.23%      14.23%       1.82%
           2009                   0.80%     0.80%     10.65     10.65       41,051       437,228      29.17%      29.17%       2.30%
           2008                   0.80%     0.80%      8.25      8.25       43,323       357,218     -43.11%     -43.11%       2.63%

FIDELITY VIP EQUITY-INCOME SERVICE CLASS
           2012                   0.35%     0.90%     13.10     17.85       16,598       235,214      16.14%      16.59%       3.09%
           2011                   0.50%     0.90%     11.28     15.34       15,091       205,134     -0.05%        0.36%       2.48%
           2010                   0.50%     0.90%     11.29     15.33       14,665       199,166      14.05%      14.51%       1.40%
           2009                   0.50%     0.90%      9.89     13.42       21,942       261,817      28.87%      29.38%       2.26%
           2008                   0.50%     0.90%      7.68     10.40       20,818       191,468     -43.22%     -42.99%       2.46%

FIDELITY VIP GROWTH SERVICE CLASS
           2012                   0.10%     0.90%     10.12     17.21       44,191       595,862      13.52%      14.37%       0.50%
           2011                   0.10%     0.90%      6.98     15.14       41,423       491,188     -0.76%        0.00%       0.27%
           2010                   0.10%     0.90%      7.02     15.23       43,959       481,962      22.95%      24.03%       0.19%
           2009                   0.10%     0.90%      5.70     12.37       42,898       347,517      27.00%      27.52%       0.34%
           2008                   0.50%     0.90%      4.49      9.73       42,682       270,320     -47.71%     -47.50%       0.67%

FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
           2012                   0.35%     0.90%     12.64     14.37        7,033        99,565      18.39%      19.05%       0.31%
           2011                   0.35%     0.90%     10.68     12.07        7,216        85,888       1.26%       1.82%       0.05%
           2010                   0.35%     0.90%      8.09     10.54        7,985        84,886      22.55%      22.73%       0.10%
           2009                   0.75%     0.90%      6.59      8.60       10,564        71,265      44.41%      44.63%       0.42%
           2008                   0.75%     0.90%      4.56      5.96       10,546        49,148     -55.47%     -55.40%       0.49%

FIDELITY VIP HIGH INCOME SERVICE CLASS
           2012                   0.35%     0.90%     12.87     19.75        5,357        71,741      13.17%      13.80%       5.79%
           2011                   0.35%     0.90%     11.31     17.46        5,031        63,498       2.99%       3.55%       6.33%
           2010                   0.35%     0.90%     13.98     16.95        4,806        67,047      12.77%      12.94%       7.88%
           2009                   0.75%     0.90%     12.38     15.03        4,478        56,014      42.49%      42.70%       6.52%
           2008                   0.75%     0.90%      8.67     10.55        6,394        55,946     -25.74%     -25.62%       8.38%

FIDELITY VIP INVESTMENT GRADE BOND INITIAL CLASS
           2012                   0.55%     0.55%     11.61     11.61       17,043       197,924       5.32%       5.32%       2.07%
           2011                   0.55%     0.80%     19.06     19.06       21,821       275,035       6.48%       6.48%       3.19%
           2010                   0.80%     0.80%     17.90     17.90       15,351       274,845       6.95%       6.95%       3.50%
           2009                   0.80%     0.80%     16.74     16.74       16,555       277,150      14.80%      14.80%       8.77%
           2008                   0.80%     0.80%     14.58     14.58       17,795       259,493      -4.02%      -4.02%       4.17%

FIDELITY VIP MID CAP SERVICE CLASS
           2012                   0.10%     0.90%     11.22     17.09       46,854       694,304      13.71%      14.64%       0.52%
           2011                   0.10%     0.90%      9.79     14.97       44,166       616,373     -11.62%     -10.80%       0.15%
           2010                   0.10%     0.90%     10.97     16.85       39,316       621,567      27.55%      28.59%       0.28%
           2009                   0.10%     0.90%     10.04     13.16       34,344       434,158      38.76%      39.32%       0.65%
           2008                   0.50%     0.90%      7.24      9.45       27,589       249,569     -40.05%     -39.81%       0.41%

FIDELITY VIP OVERSEAS SERVICE CLASS
           2012                   0.10%     0.90%      8.11     19.54       22,201       283,627      19.46%      20.54%       1.95%
           2011                   0.10%     0.90%      6.73     16.32       21,244       243,637     -17.97%     -17.23%       1.42%
           2010                   0.10%     0.90%      8.13     19.86       18,419       259,312      11.98%      12.99%       1.53%
           2009                   0.10%     0.90%     12.00     17.71       13,969       179,889      25.30%      25.81%       2.09%
           2008                   0.50%     0.90%      9.54     14.11       13,098       138,201     -44.37%     -44.15%       3.05%

FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
           2012                   0.10%     0.90%     11.70     14.41       65,264       889,266      11.76%      12.82%       6.21%
           2011                   0.10%     0.90%     10.43     12.78       53,430       640,748       1.77%       2.61%       5.70%
           2010                   0.10%     0.90%     10.21     12.48       43,142       509,593      11.83%      12.74%       6.17%
           2009                   0.10%     0.90%     10.96     11.12       35,546       378,399      34.67%      35.21%       8.44%
           2008                   0.50%     0.90%      8.14      8.22       22,698       186,007     -30.05%     -29.76%       4.96%

                              MINIMUM   MAXIMUM    MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT        UNITS                    TOTAL       TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)    RATE(2)   RATE(2)    VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
           2012                   0.10%     0.90%  $   9.84  $  21.48       30,721  $    453,082      10.12%      10.97%       0.00%
           2011                   0.10%     0.90%      9.82     19.47       30,176       420,402      -5.45%      -4.74%       0.00%
           2010                   0.10%     0.90%     10.74     20.56       28,859       435,795      26.79%      27.82%       0.00%
           2009                   0.10%     0.90%     10.95     16.19       29,738       359,129      42.66%      43.23%       0.00%
           2008                   0.50%     0.90%      7.67     11.34       28,214       240,761     -42.86%     -42.63%       0.00%

FTVIPT MUTUAL SHARES SECURITIES CLASS 1
           2012                   0.10%     0.90%      9.28     13.65       51,628       621,800      13.58%      14.48%       2.31%
           2011                   0.10%     0.90%      8.15     11.93       45,291       463,738      -1.70%      -0.90%       2.65%
           2010                   0.10%     0.90%      8.26     10.26       37,433       380,414      10.47%      11.35%       1.84%
           2009                   0.10%     0.90%      9.12      9.25       32,504       296,085      25.21%      25.72%       2.28%
           2008                   0.50%     0.90%      7.28      7.36       26,689       195,885     -37.50%     -37.25%       3.82%

FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 1
           2012                   0.55%     0.80%     12.46     15.89       19,243       239,887      17.66%      17.95%       3.02%
           2011                   0.55%     0.80%     13.51     13.51       21,299       251,068     -11.16%     -11.16%       1.95%
           2010                   0.80%     0.80%     15.21     15.21       18,664       283,818       7.81%       7.81%       2.09%
           2009                   0.80%     0.80%     14.10     14.10       19,107       269,487      36.25%      36.25%       3.60%
           2008                   0.80%     0.80%     10.35     10.35       20,580       213,043     -40.71%     -40.71%       2.67%

FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
           2012                   0.35%     0.90%     12.44     14.80        9,606       120,369      17.17%      17.82%       3.01%
           2011                   0.35%     0.90%     10.56     12.63        9,594       102,092     -11.44%     -10.95%       1.73%
           2010                   0.35%     0.90%     13.15     14.26        8,772       115,250       7.43%       7.60%       1.86%
           2009                   0.75%     0.90%     12.22     13.27        8,435       103,452      35.82%      36.02%       3.21%
           2008                   0.75%     0.90%      8.99      9.77        9,663        87,079     -40.91%     -40.82%       2.42%

FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION CLASS 1
           2009                   0.80%     0.80%     17.32     17.32        1,356        23,485      21.24%      21.24%      11.75%
           2008                   0.80%     0.80%     14.29     14.29        3,109        44,415     -25.57%     -25.57%      10.77%

FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
           2012                   0.35%     0.90%     16.94     20.13       44,046       871,651      14.28%      14.74%       6.40%
           2011                   0.50%     0.90%     14.78     17.54       43,275       748,123      -1.50%      -1.10%       5.63%
           2010                   0.50%     0.90%     14.96     17.74       44,351       777,164      13.68%      14.15%       1.54%
           2009                   0.50%     0.90%     14.46     15.54       42,598       655,748      17.90%      18.39%      13.92%
           2008                   0.50%     0.90%     12.26     13.13       30,882       403,743       5.51%       5.93%       3.59%

FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
           2012                   0.35%     0.90%     12.44     18.11       24,484       341,147      20.31%      20.79%       2.29%
           2011                   0.50%     0.90%     10.30     15.03       26,245       311,325      -7.63%      -7.26%       1.56%
           2010                   0.50%     0.90%     11.10     16.25       23,783       310,975       6.77%       7.29%       1.66%
           2009                   0.50%     0.90%     10.36     15.19       27,422       330,455      30.16%      30.68%       3.52%
           2008                   0.50%     0.90%      7.93     11.66       25,122       233,327     -42.65%     -42.42%       2.08%

FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
           2012                   0.35%     0.90%     12.73     13.74        4,768        60,749      19.98%      20.64%       2.02%
           2011                   0.35%     0.90%     10.55     11.81        4,840        51,377      -7.81%      -7.30%       1.32%
           2010                   0.35%     0.90%     12.42     12.80        4,398        55,150       6.44%       6.59%       1.32%
           2009                   0.75%     0.90%     11.67     12.00        4,125        49,481      29.93%      30.12%       3.11%
           2008                   0.75%     0.90%      8.98      9.23        4,090        37,699     -42.84%     -42.75%       1.79%

INVESCO V.I. CAPITAL APPRECIATION SERIES I
           2011                   0.35%     0.90%      3.96     12.31       89,775       916,907      -8.74%      -8.23%       0.15%
           2010                   0.35%     0.90%      4.33     13.47      125,240     1,039,884      14.46%      14.63%       0.77%
           2009                   0.75%     0.90%      3.78     11.75      153,053     1,052,733      19.99%      20.18%       0.67%
           2008                   0.75%     0.90%      3.15      9.78      157,769       907,854     -43.01%     -42.92%       0.00%

INVESCO V.I. CORE EQUITY SERIES I
           2012                   0.35%     0.90%     10.82     17.62       85,490     1,011,781      12.86%      13.48%       0.87%
           2011                   0.35%     0.90%      7.87     15.58      141,711     1,500,187      -0.96%      -0.41%       0.96%
           2010                   0.35%     0.90%      7.93     15.71      171,742     1,593,445       8.57%       8.77%       0.97%
           2009                   0.75%     0.90%      7.30     14.44      197,207     1,647,897      27.15%      27.34%       1.87%
           2008                   0.75%     0.90%      5.73     11.34      221,823     1,453,381     -30.77%     -30.66%       2.24%

                              MINIMUM   MAXIMUM    MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT        UNITS                    TOTAL       TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)    RATE(2)   RATE(2)    VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED INCOME SERIES I
           2012                   0.55% $   0.55%  $  12.35  $  12.35       14,755  $    182,202      10.10%      10.10%       4.55%
           2011                   0.55%     0.80%     13.17     13.17       16,470       187,064       6.17%       6.17%       5.15%
           2010                   0.80%     0.80%     12.41     12.41       15,734       195,213       9.17%       9.17%       5.80%
           2009                   0.80%     0.80%     11.36     11.36       17,308       196,697      10.19%      10.19%      10.03%
           2008                   0.80%     0.80%     10.31     10.31       19,540       201,522     -16.40%     -16.40%       9.10%

INVESCO V.I. INTERNATIONAL GROWTH SERIES I
           2012                   0.35%     0.90%     12.75     25.39       22,492       454,898      14.50%      15.13%       1.46%
           2011                   0.35%     0.90%     11.07     22.14       23,605       423,751      -7.58%      -7.06%       1.51%
           2010                   0.35%     0.90%     12.02     23.92       23,170       445,157      11.85%      12.02%       2.30%
           2009                   0.75%     0.90%     10.73     21.36       23,716       408,934      34.03%      34.23%       1.55%
           2008                   0.75%     0.90%      7.99     15.91       24,263       310,990     -40.92%     -40.83%       0.56%

INVESCO VAN KAMPEN V.I. AMERICAN FRANCHISE SERIES I
           2012    4/27/12        0.35%     0.90%      8.28     13.76       45,674       533,344      -3.09%      -2.73%       0.00%

JANUS ASPEN SERIES BALANCED INSTITUTIONAL CLASS
           2012                   0.35%     0.90%     12.32     17.77       14,389       178,488      12.61%      13.22%       2.88%
           2011                   0.35%     0.90%     10.88     15.78       13,773       154,099       0.74%       1.28%       2.46%
           2010                   0.35%     0.90%     14.65     15.66       11,447       161,685       7.43%       7.58%       2.68%
           2009                   0.75%     0.90%     13.62     14.58       16,604       226,371      24.82%      24.95%       2.95%
           2008                   0.75%     0.90%     10.90     11.68       20,305       221,542     -16.61%     -16.47%       2.63%

JANUS ASPEN SERIES BALANCED SERVICE CLASS
           2012                   0.35%     0.90%     17.18     19.57       19,838       274,564      12.36%      12.69%       2.50%
           2011                   0.60%     0.90%     15.25     17.39       18,143       296,865       0.45%       0.75%       2.11%
           2010                   0.60%     0.90%     15.14     17.28       21,724       353,508       7.15%       7.47%       2.48%
           2009                   0.50%     0.90%     14.08     16.11       21,966       333,386      24.46%      24.96%       2.84%
           2008                   0.50%     0.90%     11.29     12.92       19,938       244,351     -16.81%     -16.48%       2.42%

JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
           2012                   0.35%     0.90%     13.71     27.10        6,509       104,176      15.94%      16.58%       0.00%
           2011                   0.35%     0.90%     11.76     23.33        4,948        93,282      -2.53%      -2.00%       0.00%
           2010                   0.35%     0.90%     16.62     23.90        5,219       100,407      24.39%      24.90%       0.00%
           2009                   0.50%     0.90%     13.36     19.18        6,583       109,396      43.14%      43.73%       0.00%
           2008                   0.50%     0.90%      9.33     13.38        8,306        93,942     -44.36%     -44.14%       0.07%

JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE CLASS
           2012                   0.35%     0.90%     10.46     12.85          856        10,917      18.08%      18.73%       0.00%
           2011                   0.35%     0.90%      8.86     10.82        1,615        17,411     -9.48%       -8.98%       0.00%
           2010                   0.35%     0.90%      5.08      9.79        5,746        33,614      23.28%      23.47%       0.00%
           2009                   0.75%     0.90%      4.12      7.94        6,945        28,699      55.49%      55.72%       0.00%
           2008                   0.75%     0.90%      2.64      5.10        7,923        21,008    -44.47%      -44.39%       0.08%

JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
           2012                   0.35%     0.90%      9.31     12.07       26,929       324,451      19.04%      19.66%       0.87%
           2011                   0.35%     0.90%      5.70     10.09       30,556       294,363     -14.53%     -14.04%       0.60%
           2010                   0.35%     0.90%      6.66      9.15       39,827       322,383      14.79%      14.97%       0.60%
           2009                   0.75%     0.90%      5.79      7.97       53,262       309,259      36.49%      36.67%       1.43%
           2008                   0.75%     0.90%      4.24      5.84       56,380       239,678     -45.16%     -45.08%       1.22%

JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
           2012                   0.35%     0.90%     11.48     14.54        6,237        72,295      18.79%      18.97%       0.80%
           2011                   0.75%     0.90%      9.66     12.22        5,841        58,312     -14.76%     -14.63%       0.50%
           2010                   0.75%     0.90%     11.33     14.32        5,415        63,295      14.49%      14.66%       0.50%
           2009                   0.75%     0.90%      9.90     12.49        5,884        60,461      36.17%      36.38%       1.29%
           2008                   0.75%     0.90%      7.27      9.16        5,942        44,542     -45.30%     -45.22%       1.03%

LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
           2012                   0.50%     0.90%     13.19     17.62        2,369        37,266      17.46%      17.97%       1.31%
           2011                   0.50%     0.90%     11.23     14.93        2,590        31,787       3.35%       3.78%       0.00%
           2010                   0.50%     0.90%     10.86     14.39        2,040        25,899      25.56%      26.07%       0.00%
           2009                   0.50%     0.90%      8.65     11.41        2,058        20,852      37.43%      37.99%       0.00%
           2008                   0.50%     0.90%      8.15      8.27        1,966        14,427     -39.54%     -39.29%       0.00%

                              MINIMUM   MAXIMUM    MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT        UNITS                    TOTAL       TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)    RATE(2)   RATE(2)    VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
           2012                   0.10%    0.90%   $ 12.32   $ 21.75       25,133   $   369,657      17.16%      18.16%       1.29%
           2011                   0.10%    0.90%     10.48     18.56       20,328       255,228       3.09%       3.92%       0.00%
           2010                   0.10%    0.90%     10.14     18.00       16,475       229,221      25.22%      26.23%       0.00%
           2009                   0.10%    0.90%      9.14     14.37       13,239       150,717      37.09%      37.63%       0.00%
           2008                   0.50%    0.90%      6.65     10.49       14,948       135,507     -39.68%     -39.44%       0.00%

LVIP BLACKROCK EQUITY DIVIDEND RPM STANDARD CLASS
           2012                   0.15%    0.90%     10.93     14.41       17,447       222,561      15.94%      16.81%       0.69%
           2011                   0.15%    0.90%      9.43     11.21       16,078       177,536      -3.46%      -2.94%       1.02%
           2010                   0.35%    0.90%     11.02     12.19       13,593       159,113      17.05%      17.34%       1.82%
           2009                   0.50%    0.75%      9.39     10.41        7,544        76,954      22.38%      22.69%       1.02%
           2008                   0.50%    0.90%      7.54      8.51       11,073        89,449     -38.88%     -38.63%       1.79%

LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
           2012                   0.15%     0.75%     12.01     12.16       34,616       419,076       5.87%       6.35%       0.00%
           2011                   0.15%     0.60%     11.35     11.43       18,441       209,956      11.47%      11.97%       2.82%
           2010    5/21/10        0.15%     0.60%     10.18     10.21        9,365        95,408       1.29%       1.92%       1.35%

LVIP CAPITAL GROWTH STANDARD CLASS
           2012                   0.10%     0.60%     10.31     14.19       13,956       184,896      18.35%      18.92%       0.00%
           2011                   0.10%     0.60%      8.67     11.94        5,982        69,732      -9.55%      -9.15%       0.00%
           2010                   0.10%     0.60%      9.93      9.93        1,808        21,882      18.25%      18.25%       0.08%
           2009    4/3/09         0.60%     0.60%      8.40      8.40          317         2,660      34.14%      34.14%       0.45%

LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
           2012                   0.10%     0.90%      8.48     14.93       39,023       379,314      23.56%      24.54%       0.00%
           2011                   0.10%     0.90%      6.87     11.99       40,022       287,010      -9.49%      -8.75%       0.00%
           2010                   0.10%     0.90%      7.59      9.00       34,176       263,645      16.92%      17.84%       0.00%
           2009                   0.10%     0.90%      6.49      6.56       29,091       190,355      36.59%      37.14%       0.00%
           2008                   0.50%     0.90%      4.75      4.78       15,042        71,834     -42.56%     -42.32%       1.77%

LVIP COLUMBIA SMALL-MID CAP GROWTH RPM STANDARD CLASS
           2012                   0.15%     0.60%     10.08     14.10        1,490        16,915       5.80%       6.30%       0.00%
           2011                   0.15%     0.90%      9.40      9.57        6,574        63,706      -8.42%      -8.05%       0.00%
           2010                   0.50%     0.90%     10.37     10.41        7,247        75,111      26.49%      26.61%       0.00%
           2009                   0.50%     0.60%      8.20      8.22        1,097         9,011      47.52%      47.67%       0.00%
           2008                   0.50%     0.90%      5.53      5.57        3,437        19,053     -49.76%     -49.56%       0.00%

LVIP DELAWARE BOND STANDARD CLASS
           2012                   0.10%     0.90%     11.82     19.23      248,270     3,518,769       5.65%       6.50%       2.24%
           2011                   0.10%     0.90%     11.13     19.99      188,381     2,735,968       6.67%       7.53%       3.39%
           2010                   0.10%     0.90%     12.33     18.72      167,972     2,539,992       7.52%       8.39%       3.47%
           2009                   0.10%     0.90%     12.55     17.38      155,629     2,264,171      17.84%      18.31%       4.48%
           2008                   0.50%     0.90%     10.65     14.73      145,513     1,831,406      -3.79%      -3.41%       4.60%

LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
           2012                   0.15%     0.60%     10.40     10.52       17,451       182,800       3.60%       4.06%       1.96%
           2011                   0.15%     0.60%     10.03     10.05        7,547        75,854      -0.84%      -0.74%       2.25%
           2010    9/20/10        0.50%     0.60%     10.12     10.13        3,050        30,869       0.09%       1.08%       0.69%

LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
           2012                   0.35%     0.90%     12.49     17.08       25,747       374,291      12.28%      12.89%       1.92%
           2011                   0.35%     0.90%     12.47     15.20       20,848       268,778      -2.91%      -2.51%       2.09%
           2010                   0.50%     0.90%     12.38     15.65       20,028       266,644      11.48%      11.92%       2.95%
           2009                   0.50%     0.90%     11.08     14.04       17,790       210,891      30.81%      31.39%       1.67%
           2008                   0.50%     0.90%      8.46     10.73       19,227       174,300     -33.82%     -33.55%       7.01%

LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
           2012                   0.15%     0.75%      9.91     14.34       12,773       162,930      14.45%      15.13%       1.11%
           2011                   0.15%     0.75%      8.65     12.45       13,014       144,771       0.59%       0.99%       1.19%
           2010                   0.15%     0.60%      8.60     11.34       10,626       117,435      12.26%      12.37%       1.04%
           2009                   0.50%     0.60%     10.04     10.09        8,009        78,299      23.93%      24.06%       1.33%
           2008                   0.50%     0.60%      8.10      8.13        6,280        50,920     -36.15%     -36.09%       1.87%

                              MINIMUM   MAXIMUM    MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT        UNITS                    TOTAL       TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)    RATE(2)   RATE(2)    VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
           2012                   0.35%     0.90%  $  12.62  $  19.71        8,208  $    125,761      14.25%      14.88%       0.80%
           2011                   0.35%     0.90%     10.99     17.23        7,931       106,117      -0.26%       0.29%       0.78%
           2010                   0.35%     0.90%     10.28     17.25        7,998       104,766      10.57%      11.04%       0.65%
           2009                   0.50%     0.90%      9.28     14.43        7,124        84,497      28.82%      29.37%       0.77%
           2008                   0.50%     0.90%      7.20     11.20        5,770        51,933     -35.01%     -34.73%       0.98%

LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
           2012                   0.15%     0.90%     10.34     15.49        2,306        26,880      13.91%      14.77%       0.45%
           2011                   0.15%     0.90%      9.08     13.50        5,880        57,280      -6.07%      -5.35%       0.33%
           2010                   0.15%     0.90%      9.79      9.80        2,792        30,924      29.99%      30.08%       1.11%
           2009                   0.50%     0.60%      7.54      7.54          493         3,716      29.79%      29.79%       1.38%
           2008    2/8/08         0.50%     0.50%      5.81      5.81          346         2,009     -32.16%     -32.16%       2.72%

LVIP DIMENSIONAL NON-U.S. EQUITY STANDARD CLASS
           2012                   0.15%     0.60%      9.88      9.94          537         5,312      18.07%      18.50%       2.38%
           2011   10/6/11         0.15%     0.60%      8.36      8.39          604         5,062       1.17%       3.39%       0.27%

LVIP DIMENSIONAL U.S. EQUITY STANDARD CLASS
           2012                   0.15%     0.60%     11.03     11.08          554         6,110      16.89%      17.16%       1.56%
           2011   12/22/11        0.15%     0.50%      9.43      9.45          282         2,664      -0.06%       0.74%       0.00%

LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
           2012                   0.15%     0.60%     10.75     10.83       10,441       112,404       3.11%       3.58%       3.17%
           2011   10/3/11         0.15%     0.60%     10.43     10.46        1,504        15,730       0.25%       1.59%       0.10%

LVIP GLOBAL INCOME STANDARD CLASS
           2012                   0.10%     0.60%     11.56     12.83       26,614       330,130       7.04%       7.58%       2.20%
           2011                   0.10%     0.60%     11.37     11.93       17,217       200,343       0.48%       0.98%       5.94%
           2010                   0.10%     0.60%     11.81     11.81        2,081        24,220       9.58%       9.58%       3.61%
           2009   12/23/09        0.10%     0.10%     10.78     10.78            4            48       0.02%       0.02%       0.00%

LVIP JPMORGAN HIGH YIELD STANDARD CLASS
           2012                   0.15%     0.90%     12.71     12.86       20,194       257,123      14.23%      14.75%       7.04%
           2011                   0.15%     0.60%     11.13     11.21        6,525        72,827       2.17%       2.63%       6.89%
           2010     6/9/10        0.15%     0.60%     10.89     10.92          792         8,642       5.71%      12.08%       4.40%

LVIP JPMORGAN MID CAP VALUE RPM STANDARD CLASS
           2012                   0.10%     0.60%     10.50     14.96       12,155       133,916      13.08%      13.64%       0.00%
           2011                   0.10%     0.60%      9.29     13.17       12,388       120,525      -2.37%     -1.90%        0.00%
           2010                   0.10%     0.60%      9.51     10.43        8,963        88,159      24.01%      24.64%       0.08%
           2009                   0.10%     0.60%      7.67      7.69        7,271        55,948      23.91%      24.05%       0.61%
           2008                   0.50%     0.90%      6.19      6.20        6,958        43,020     -34.35%     -34.28%       0.95%

LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
           2012                   0.10%     0.90%      8.50     12.74       15,310       168,047      18.31%      19.28%       0.81%
           2011                   0.10%     0.90%      7.13     10.69       15,663       136,856     -10.72%      -9.96%       3.06%
           2010                   0.10%     0.90%      8.56      8.69       13,497       122,524      12.09%      12.54%       0.82%
           2009                   0.50%     0.90%      7.67      7.72       11,404        87,935      34.83%      35.17%       0.80%
           2008                   0.50%     0.75%      5.69      5.71       13,942        79,525     -49.33%     -49.20%       2.33%

LVIP MFS VALUE STANDARD CLASS
           2012                   0.10%     0.60%     10.08     13.87       63,677       787,134      15.63%      16.22%       1.61%
           2011                   0.10%     0.60%      8.72     11.94       37,096       368,573      -0.70%      -0.20%       1.74%
           2010                   0.10%     0.60%      8.78      9.25       21,601       203,762      10.92%      11.47%       1.55%
           2009                   0.10%     0.60%      7.92      7.94       12,722       100,970      20.24%      20.36%       1.46%
           2008                   0.50%     0.90%      6.58      6.60        8,335        54,815     -32.69%     -32.63%       1.70%

LVIP MID-CAP VALUE STANDARD CLASS
           2012                   0.10%     0.90%      9.78     15.36        8,296        90,333      23.01%      23.99%       0.43%
           2011                   0.10%     0.90%      7.95     12.39        3,481        32,025     -10.14%      -9.41%       0.00%
           2010                   0.10%     0.90%      8.85     11.13        2,752        25,905      22.78%      23.78%       0.30%
           2009                   0.10%     0.90%      7.20      7.28        2,369        17,219      41.13%      41.73%       0.38%
           2008                   0.50%     0.90%      5.11      5.14        4,525        23,161     -41.24%     -41.01%       0.58%

LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
           2012                   0.10%     0.90%      8.10     21.68       48,115       672,952       8.63%       9.67%       2.88%
           2011                   0.10%     0.90%      7.44     19.93       46,332       617,346      -5.07%      -4.31%       3.19%
           2010                   0.10%     0.90%      7.81     20.96       41,727       598,401       1.52%       1.97%       3.45%
           2009                   0.50%     0.90%     12.46     20.61       36,590       529,108      20.15%      20.63%       3.56%
           2008                   0.50%     0.90%     10.33     17.13       31,705       380,330     -37.22%     -36.97%       5.21%

                              MINIMUM   MAXIMUM    MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT        UNITS                    TOTAL       TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)    RATE(2)   RATE(2)    VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LVIP MONEY MARKET STANDARD CLASS
           2012                   0.10%     0.90%  $   9.87  $  11.19      688,615  $  7,230,080      -0.87%      -0.07%       0.03%
           2011                   0.10%     0.90%      9.95     12.27      540,846     5,787,277      -0.87%      -0.07%       0.03%
           2010                   0.10%     0.90%      9.99     12.37      442,354     4,881,701      -0.85%      -0.05%       0.05%
           2009                   0.10%     0.90%     11.07     12.46      404,861     4,581,508      -0.60%      -0.20%       0.31%
           2008                   0.50%     0.90%     11.14     12.52      529,566     6,119,526       1.43%       1.83%       2.27%

LVIP PROTECTED PROFILE 2010 STANDARD CLASS
           2012                   0.60%     0.60%     11.84     11.84        7,524        89,061       7.89%       7.89%       2.21%
           2011                   0.60%     0.60%     10.97     10.97        7,865        86,279       0.64%       0.64%       0.78%
           2010                   0.60%     0.60%     10.90     10.90        8,182        89,180      10.80%      10.80%       1.08%
           2009    5/13/09        0.60%     0.60%      9.84      9.84        8,451        83,137      20.23%      20.23%       1.76%

LVIP PROTECTED PROFILE 2020 STANDARD CLASS
           2012                   0.50%     0.60%     11.24     11.30       25,191       283,581       7.73%       7.84%       2.11%
           2011                   0.50%     0.60%     10.43     10.48       24,007       250,733      -0.41%      -0.31%       0.75%
           2010                   0.50%     0.60%     10.48     10.51       23,786       249,343      11.36%      11.47%       0.96%
           2009                   0.50%     0.60%      9.41      9.43       22,108       208,043      24.91%      25.03%       2.17%
           2008    1/4/08         0.50%     0.60%      7.53      7.54       12,390        93,336     -25.60%      -3.36%       3.26%

LVIP PROTECTED PROFILE 2030 STANDARD CLASS
           2012                   0.50%     0.60%     10.86     10.93       19,450       211,413       7.25%       7.36%       1.82%
           2011                   0.50%     0.60%     10.13     10.18       20,957       212,376      -1.16%      -1.06%       0.64%
           2010                   0.50%     0.60%     10.25     10.29       21,592       221,352      11.87%      11.99%       0.80%
           2009                   0.50%     0.60%      9.16      9.19       24,107       220,906      27.18%      27.31%       1.69%
           2008    1/16/08        0.50%     0.60%      7.20      7.22       25,677       184,985     -28.61%     -27.32%       1.76%

LVIP PROTECTED PROFILE 2040 STANDARD CLASS
           2012                   0.35%     0.60%     10.12     11.92       10,844       110,092       6.48%       6.79%       1.71%
           2011                   0.35%     0.60%      9.50     11.16       10,862       103,499      -2.05%      -1.76%       0.59%
           2010                   0.35%     0.60%      9.70      9.74       10,905       106,102      12.98%      13.10%       0.41%
           2009                   0.50%     0.60%      8.59      8.61       26,691       229,199      30.17%      30.30%       1.34%
           2008                   0.50%     0.60%      6.61      6.61       23,653       156,024     -35.87%     -35.87%       0.70%

LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
           2012                   0.10%     0.90%     12.22     14.93       16,438       214,294       8.79%       9.61%       4.21%
           2011                   0.10%     0.90%     11.55     14.08       11,401       135,450       2.76%       3.55%       2.54%
           2010                   0.10%     0.90%     11.15     13.65        7,897       100,895       9.51%      10.50%       5.03%
           2009                   0.10%     0.90%     12.19     12.41        1,719        20,704      23.73%      24.20%       5.83%
           2008                   0.50%     0.90%     10.00     10.00          505         5,016     -18.85%     -18.85%       1.62%

LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
           2012                   0.10%     0.90%     10.45     14.13      185,265     2,467,361       8.17%       9.03%       2.51%
           2011                   0.10%     0.90%      9.63     13.01      206,527     2,526,786      -0.90%      -0.10%       1.99%
           2010                   0.10%     0.90%      9.69     13.08      201,216     2,489,451      11.71%      12.61%       2.93%
           2009                   0.10%     0.90%     11.45     11.66      181,731     2,061,444      27.87%      28.39%       4.84%
           2008                   0.50%     0.90%      8.95      9.08      134,446     1,218,029     -34.02%     -33.75%       1.10%

LVIP PROTECTED PROFILE MODERATE STANDARD CLASS
           2012                   0.10%     0.90%     11.60     14.93      195,749     2,619,721       8.61%       9.48%       3.34%
           2011                   0.10%     0.90%     10.62     13.70      180,222     2,206,929       0.26%       1.07%       1.85%
           2010                   0.10%     0.90%     10.51     13.61      157,580     1,951,586      10.96%      11.85%       3.27%
           2009                   0.10%     0.90%     11.99     12.21       98,671     1,154,973      26.89%      27.40%       4.91%
           2008                   0.50%     0.90%      9.45      9.59       70,619       674,964     -27.27%     -26.98%       2.22%

LVIP SSGA BOND INDEX STANDARD CLASS
           2012                   0.10%     0.90%     11.45     12.72       31,797       387,017       2.91%       3.75%       3.31%
           2011                   0.10%     0.90%     11.51     12.26       15,707       188,183       6.42%       7.29%       4.22%
           2010                   0.10%     0.90%     11.18     11.42       11,529       129,487       5.00%       5.86%       2.31%
           2009                   0.10%     0.90%     10.72     10.72        6,667        71,378       4.00%       4.00%       2.51%
           2008   10/20/08        0.50%     0.50%     10.31     10.31          537         5,538       6.19%       6.19%       0.63%

LVIP SSGA CONSERVATIVE INDEX ALLOCATION STANDARD CLASS
           2012   3/20/12         0.15%     0.75%     11.70     11.87       26,773       315,182       0.64%       4.27%       2.29%

LVIP SSGA CONSERVATIVE STRUCTURED ALLOCATION STANDARD CLASS
           2012   5/14/12         0.60%     0.60%     11.63     11.63           90         1,047       5.67%       5.67%       5.10%

                              MINIMUM   MAXIMUM    MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT        UNITS                    TOTAL       TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)    RATE(2)   RATE(2)    VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
           2012                   0.15%     0.75%  $   8.28  $  11.19        1,941  $     18,024      12.80%      13.45%       1.12%
           2011                   0.15%     0.75%      7.34      9.70        6,099        46,128     -12.76%     -12.28%       2.47%
           2010                   0.15%     0.75%      8.45      8.45        5,284        45,780       6.62%       6.62%       1.41%
           2009    2/20/09        0.60%     0.60%      7.93      7.93        2,670        21,159      78.72%      78.72%       4.59%

LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
           2012                   0.10%     0.90%     12.38     14.42       10,525       143,247      11.64%      12.54%       2.26%
           2011                   0.10%     0.90%     12.44     12.81       13,559       169,301     -15.70%     -14.89%       2.62%
           2010                   0.10%     0.90%     14.81     15.06        9,313       138,053      26.82%      27.64%       1.41%
           2009                   0.10%     0.75%     11.72     11.72        4,767        55,826      88.94%      88.94%       2.82%
           2008   10/20/08        0.50%     0.50%      6.21      6.21          880         5,462      -3.45%      -3.45%       0.87%

LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
           2012                   0.15%     0.90%     12.26     13.36       79,438     1,055,708      10.15%      10.98%       3.65%
           2011                   0.15%     0.90%     11.77     12.08       64,442       773,158      -0.66%        0.07%      1.35%
           2010                   0.15%     0.90%     11.84     12.11       52,313       633,412       7.76%       8.19%       1.10%
           2009                   0.50%     0.90%     11.15     11.20       48,131       538,565      30.01%      30.14%       7.37%
           2008                   0.50%     0.60%      8.57      8.60       41,923       360,471     -40.82%     -40.76%       0.79%

LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
           2012                   0.15%     0.90%      7.91     11.69        1,794        18,075      17.07%      17.95%       1.90%
           2011                   0.15%     0.90%      6.76      9.91        1,781        15,357     -13.16%     -12.51%       1.65%
           2010                   0.15%     0.90%      7.78      7.84        1,217        11,689       6.08%       6.41%       2.38%
           2009                   0.60%     0.90%      7.37      7.37          539         3,967      27.08%      27.08%       2.03%
           2008   11/20/08        0.60%     0.60%      5.80      5.80           51           295      25.50%      25.50%       0.72%

LVIP SSGA LARGE CAP 100 STANDARD CLASS
           2012                   0.15%     0.90%     11.20     15.17       16,066       233,869      11.22%      12.05%       2.70%
           2011                   0.15%     0.90%     10.07     13.54        6,891        72,442       1.42%       2.19%       1.70%
           2010                   0.15%     0.90%      9.93     10.01        6,334        63,404      18.12%      18.48%       1.75%
           2009    1/2/09         0.60%     0.90%      8.41      8.45          755         6,379      30.07%      32.23%       2.37%

LVIP SSGA MODERATE INDEX ALLOCATION STANDARD CLASS
           2012                   0.15%     0.75%     12.19     12.19        8,158        98,667      11.54%      11.54%       3.52%
           2011    3/30/11        0.15%     0.15%     10.93     10.93        2,109        23,054      -3.41%      -3.41%       0.45%

LVIP SSGA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
           2012                   0.15%     0.75%     11.89     12.02       22,564       270,328       9.88%      10.37%       5.06%
           2011    3/29/11        0.15%     0.60%     10.82     10.89       13,080       142,307      -5.32%      -2.61%       0.34%

LVIP SSGA MODERATELY AGGRESSIVE INDEX ALLOCATION STANDARD CLASS
           2012                   0.15%     0.75%     12.25     12.25        7,156        87,279      12.69%      12.69%       3.32%
           2011      8/2/11       0.15%     0.15%     10.87     10.87        3,177        34,544      -3.54%      -3.54%       0.09%

LVIP SSGA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION STANDARD CLASS
           2012                   0.15%     0.75%     12.13     12.27        2,084        25,460      10.72%      11.21%       5.67%
           2011     6/1/11        0.15%     0.60%     10.96     11.03          918        10,097      -6.14%       0.19%       0.37%

LVIP SSGA S&P 500 INDEX STANDARD CLASS
           2012                   0.15%     0.90%     10.07     14.71       53,944       676,593      14.61%      15.47%       1.16%
           2011                   0.15%     0.90%      8.76     12.74       37,945       386,401       0.94%       1.70%       1.04%
           2010                   0.15%     0.90%      8.65     10.69       25,283       259,480      13.70%      14.16%       1.53%
           2009                   0.50%     0.90%      9.20      9.36       12,338       110,480      24.98%      25.48%       1.00%
           2008                   0.50%     0.90%      7.36      7.46       20,378       150,390     -37.76%     -37.51%       4.11%

LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
           2012                   0.15%     0.90%     10.21     15.06        9,077        96,282      14.86%      15.80%       0.67%
           2011                   0.15%     0.90%      8.89     13.01       11,935       107,921     -5.42%       -4.55%       0.33%
           2010                   0.15%     0.90%      9.40      9.54       11,891       113,278      25.05%      25.56%       0.60%
           2009                   0.50%     0.90%      7.58      7.60        8,673        65,819      25.27%      25.39%       0.60%
           2008                   0.50%     0.90%      6.02      6.06       12,263        74,096     -34.57%     -34.30%       1.38%

LVIP SSGA SMALL-MID CAP 200 STANDARD CLASS
           2012                   0.15%     0.75%     13.83     15.88        2,419        36,590      13.11%      13.66%       2.60%
           2011                   0.15%     0.60%     12.33     13.97        2,674        36,130      -2.80%      -2.36%       1.75%
           2010                   0.15%     0.60%     12.68     12.75        2,548        35,295      26.93%      27.36%       3.00%
           2009                   0.50%     0.60%     10.01     10.01          329         3,291      50.90%      50.90%       1.50%
           2008    6/26/08        0.50%     0.50%      6.64      6.64           14            95     -25.21%     -25.21%       0.78%

                              MINIMUM   MAXIMUM    MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT        UNITS                    TOTAL       TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)    RATE(2)   RATE(2)    VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
           2012                   0.15%     0.90%  $  10.78  $  15.31       20,907  $    267,443      17.25%      18.13%       0.00%
           2011                   0.15%     0.90%      9.19     12.96        8,594        88,543      -2.56%      -1.80%       0.00%
           2010                   0.15%     0.90%      9.54      9.58        3,593        36,187      16.03%      16.15%       0.00%
           2009                   0.50%     0.60%      8.22      8.24        2,584        21,263      42.22%      42.38%       0.00%
           2008                   0.50%     0.90%      5.75      5.79        9,378        54,104     -42.37%     -42.13%       0.46%

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
           2012                   0.15%     0.90%     11.82     22.46       20,273       342,524      15.34%      16.20%       0.00%
           2011                   0.15%     0.90%     10.23     19.46       15,610       225,631      -4.71%      -3.91%       0.00%
           2010                   0.15%     0.90%     10.70     20.40       12,484       190,521      27.22%      27.73%       0.00%
           2009                   0.50%     0.90%     11.73     16.01       10,302       123,405      45.25%      45.61%       0.10%
           2008                   0.50%     0.75%      8.05     11.02       10,862        89,965     -43.20%     -43.06%       0.00%

LVIP TEMPLETON GROWTH RPM STANDARD CLASS
           2012                   0.15%     0.90%      9.41     13.50        7,776        75,482      20.32%      21.08%       2.05%
           2011                   0.15%     0.90%      7.82     11.15        7,759        62,376      -4.02%      -3.23%       1.93%
           2010                   0.15%     0.90%      8.15      8.26        8,926        74,352       5.61%       6.04%       1.99%
           2009                   0.50%     0.90%      7.77      7.79        7,583        59,003      27.34%      27.47%       2.00%
           2008                   0.50%     0.75%      6.09      6.11        5,768        35,219     -38.23%     -38.07%       2.22%

LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
           2012                   0.10%     0.90%     10.08     16.93       13,719       182,286      15.35%      16.23%       0.00%
           2011                   0.10%     0.90%      8.68     14.65       12,429       141,995      -6.53%      -5.83%       0.24%
           2010                   0.10%     0.90%      6.74     15.65       11,363       133,639      10.35%      11.16%       0.80%
           2009                   0.10%     0.90%      6.10     14.17        9,205        93,572      37.24%      37.84%       0.90%
           2008                   0.50%     0.90%      4.43     10.31        5,529        42,660     -41.35%     -41.11%       0.83%

LVIP VANGUARD DOMESTIC EQUITY ETF STANDARD CLASS
           2012    2/16/12        0.60%     0.60%     10.79     10.79          899         9,699       5.45%       5.45%       2.00%

LVIP VANGUARD INTERNATIONAL EQUITY ETF STANDARD CLASS
           2012                   0.15%     0.60%      9.98      9.98          981         9,791      18.64%      18.64%       6.53%
           2011    8/24/11        0.60%     0.60%      8.41      8.41          166         1,400      -5.53%      -5.53%       0.00%

M BUSINESS OPPORTUNITY VALUE
           2012                   0.50%     0.50%     12.93     12.93          394         5,093      16.71%      16.71%       0.74%
           2011                   0.50%     0.50%     11.08     11.08          343         3,803      -4.58%      -4.58%       0.33%
           2010                   0.50%     0.50%     11.61     11.61          267         3,103       8.74%       8.74%       0.53%
           2009    11/4/09        0.50%     0.50%     10.68     10.68          174         1,860       6.77%       6.77%       0.00%

M CAPITAL APPRECIATION
           2012                   0.50%     0.50%     18.48     18.48          143         2,650      16.84%      16.84%       0.36%
           2011                   0.50%     0.50%     15.81     15.81          118         1,867      -7.68%      -7.68%       0.00%
           2010                   0.50%     0.50%     17.13     17.13           95         1,632      26.43%      26.43%       0.17%
           2009    11/4/09        0.50%     0.50%     13.55     13.55           71           959      10.06%      10.06%       0.00%

M INTERNATIONAL EQUITY
           2012                   0.50%     0.50%     12.62     12.62          318         4,017      20.09%      20.09%       2.29%
           2011                   0.50%     0.50%     10.51     10.51          258         2,709     -13.99%     -13.99%       3.77%
           2010                   0.50%     0.50%     12.22     12.22          174         2,130       4.03%       4.03%       3.86%
           2009                   0.50%     0.50%     13.48     13.48          232         2,934      24.68%      24.68%       3.68%
           2008                   0.50%     0.50%     10.81     10.81          132         1,431     -40.15%     -40.15%       4.68%

M LARGE CAP GROWTH
           2012                   0.50%     0.50%     15.46     15.46          323         4,996      18.72%      18.72%       0.04%
           2011                   0.50%     0.50%     13.02     13.02          283         3,687      -1.29%      -1.29%       0.00%
           2010                   0.50%     0.50%     13.19     13.19          230         3,035      22.46%      22.46%       0.26%
           2009    11/4/09        0.50%     0.50%     10.77     10.77          173         1,865       7.03%       7.03%       0.00%

MFS VIT CORE EQUITY INITIAL CLASS
           2012                   0.35%     0.35%     13.00     13.00          160         1,739      15.82%      15.82%       1.04%
           2011                   0.35%     0.75%     11.23     16.12          337         5,012      -1.84%      -1.37%       0.76%
           2010                   0.35%     0.75%     12.59     16.40        1,103        17,662      16.34%      16.37%       1.00%
           2009                   0.75%     0.75%     10.82     14.10          961        13,270      31.44%      31.45%       1.74%
           2008                   0.75%     0.90%      8.23     10.73        1,097        11,466     -39.71%     -39.62%       0.83%

                              MINIMUM   MAXIMUM    MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM    INVESTMENT
                COMMENCEMENT    FEE       FEE       UNIT      UNIT        UNITS                    TOTAL       TOTAL       INCOME
SUBACCOUNT YEAR    DATE(1)    RATE(2)   RATE(2)    VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)   RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
MFS VIT GROWTH INITIAL CLASS
           2012                   0.10%     0.90%  $  11.23  $  21.99       48,165  $    645,320      16.33%      17.26%       0.00%
           2011                   0.10%     0.90%      6.35     18.88       48,964       543,039      -1.22%      -0.47%       0.20%
           2010                   0.10%     0.90%      6.41     19.08       55,505       539,206      14.30%      15.16%       0.12%
           2009                   0.10%     0.90%      5.60     16.67       60,299       471,939      36.44%      36.99%       0.32%
           2008                   0.50%     0.90%      4.10     12.20       69,432       395,506     -37.98%     -37.73%       0.24%

MFS VIT TOTAL RETURN INITIAL CLASS
           2012                   0.10%     0.90%     10.80     16.75       89,258     1,173,837      10.26%      11.09%       2.62%
           2011                   0.10%     0.90%      9.76     15.73       97,777     1,216,199       0.86%       1.62%       2.61%
           2010                   0.10%     0.90%      9.65     15.58       96,405     1,242,437       8.94%       9.75%       2.59%
           2009                   0.10%     0.90%     10.95     14.29       83,150     1,023,152      16.97%      17.44%       3.52%
           2008                   0.50%     0.90%      9.33     12.20       87,724       937,456     -22.83%     -22.52%       3.03%

MFS VIT UTILITIES INITIAL CLASS
           2012                   0.10%     0.90%     11.14     39.27       51,803       916,299      12.47%      13.42%       5.73%
           2011                   0.10%     0.90%      9.82     34.87       92,356     1,421,990       5.83%       6.69%       3.25%
           2010                   0.10%     0.90%      9.20     32.90       68,744     1,366,816      12.79%      13.65%       3.17%
           2009                   0.10%     0.90%     15.16     29.12       65,248     1,196,464      32.02%      32.56%       4.89%
           2008                   0.50%     0.90%     11.47     22.03       66,974       929,508     -38.23%     -37.98%       1.49%

NB AMT LARGE CAP VALUE I CLASS
           2012                   0.35%     0.35%     11.63     11.63       10,587       123,153      16.19%      16.19%       0.43%
           2011                   0.35%     0.35%     10.01     10.01       10,920       109,326     -11.67%     -11.67%       0.00%
           2010                   0.35%     0.75%     13.10     13.10        9,857       124,964      14.80%      14.80%       0.69%
           2009                   0.75%     0.75%     11.41     11.41        9,601       109,536      54.91%      54.91%       2.72%
           2008                   0.75%     0.75%      7.36      7.36       11,997        88,360     -52.75%     -52.75%       0.53%

NB AMT MID CAP GROWTH I CLASS
           2012                   0.35%     0.90%     10.41     22.97       69,885     1,180,974      11.41%      12.02%       0.00%
           2011                   0.35%     0.90%      8.34     20.59       77,785     1,229,619      -0.43%       0.12%       0.00%
           2010                   0.35%     0.90%      8.36     20.65       83,971     1,274,162      27.94%      28.58%       0.00%
           2009                   0.50%     0.90%      6.53     16.11       94,016     1,048,667      30.42%      30.94%       0.00%
           2008                   0.50%     0.90%      5.00     12.34      104,222       852,492     -43.88%     -43.65%       0.00%

NB AMT MID CAP INTRINSIC VALUE I CLASS
           2012                   0.35%     0.90%     12.47     21.76       20,125       329,722      14.49%      15.12%       0.62%
           2011                   0.35%     0.90%     10.83     18.97       20,337       290,620      -7.38%      -6.83%       0.67%
           2010                   0.35%     0.90%     12.93     20.44       19,099       300,796      25.04%      25.55%       0.74%
           2009                   0.50%     0.90%     10.30     16.32       20,900       262,904      45.24%      45.83%       1.80%
           2008                   0.50%     0.90%      7.06     11.22       23,539       205,304     -46.31%     -46.09%       1.27%

PIMCO VIT COMMODITYREALRETURN STRATEGY ADMINISTRATIVE CLASS
           2012                   0.10%     0.90%     12.11     15.27       36,367       506,945       4.45%       5.30%       2.82%
           2011                   0.10%     0.90%     12.99     14.50       21,856       301,643      -8.39%      -7.65%      14.15%
           2010                   0.10%     0.90%     15.50     15.57        7,345       112,882      23.41%      23.78%      16.33%
           2009    9/1/09         0.60%     0.90%     12.56     12.58        1,338        16,808       5.24%      17.16%       4.94%

PREMIER VIT OPCAP GLOBAL EQUITY CLASS I
           2008                   0.00%     0.00%        --        --           --            --       0.00%       0.00%       1.57%

PREMIER VIT OPCAP MANAGED CLASS I
           2009                   0.80%     0.80%     10.96     10.96        4,356        47,747      23.71%      23.71%       2.41%
           2008                   0.80%     0.80%      8.86      8.86        4,341        38,467     -30.33%     -30.33%       3.14%

PUTNAM VT GLOBAL HEALTH CARE CLASS IB
           2012                   0.35%     0.90%     12.69     16.52        5,700        71,972      21.17%      21.84%       1.25%
           2011                   0.35%     0.90%     11.32     13.64        5,032        60,424      -2.06%      -1.92%       0.82%
           2010                   0.75%     0.90%     11.56     13.92        4,583        58,040       1.55%       1.70%       1.99%
           2009                   0.75%     0.90%     11.38     13.71        4,906        61,954      24.87%      25.06%       0.00%
           2008                   0.75%     0.90%      9.12     11.36        4,703        47,394     -17.82%     -17.69%       0.00%

PUTNAM VT GROWTH & INCOME CLASS IB
           2012                   0.35%     0.90%     12.60     12.95        1,727        19,070      18.07%      18.72%       1.68%
           2011                   0.35%     0.90%     10.61     11.15        1,462        16,262      -5.48%      -4.97%       1.23%
           2010                   0.35%     0.90%     11.61     11.78        1,483        17,427      13.35%      13.52%       1.52%
           2009                   0.75%     0.90%     10.24     10.38        1,507        15,615      28.65%      28.84%       2.62%
           2008                   0.75%     0.90%      7.96      9.64        2,508        20,113     -39.25%     -39.16%       2.16%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2012:

                                                                        AGGREGATE   AGGREGATE
                                                                         COST OF     PROCEEDS
SUBACCOUNT                                                              PURCHASES   FROM SALES
----------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                   $ 194,438   $   59,076
ABVPSF Growth and Income Class A                                          127,666       60,216
ABVPSF International Value Class A                                        140,590       31,492
ABVPSF Large Cap Growth Class A                                            12,603       14,858
ABVPSF Small/Mid Cap Value Class A                                         89,039       80,156
American Century VP Inflation Protection Class I                          160,976      151,868
American Funds Global Growth Class 2                                      345,915      117,651
American Funds Global Small Capitalization Class 2                        282,288      171,835
American Funds Growth Class 2                                             630,093      665,285
American Funds Growth-Income Class 2                                      595,762      509,463
American Funds International Class 2                                      696,211      323,915
BlackRock Global Allocation V.I. Class I                                1,262,801      253,303
Delaware VIP Diversified Income Standard Class                            395,438      150,595
Delaware VIP Emerging Markets Standard Class                              543,842      167,850
Delaware VIP High Yield Standard Class                                    299,413      198,665
Delaware VIP Limited-Term Diversified Income Standard Class               270,124       47,955
Delaware VIP REIT Standard Class                                          233,109      251,164
Delaware VIP Small Cap Value Standard Class                               316,080      311,430
Delaware VIP Smid Cap Growth Standard Class                               216,846       88,229
Delaware VIP U.S. Growth Standard Class                                   172,292       20,630
Delaware VIP Value Standard Class                                         265,680      161,781
DWS Alternative Asset Allocation VIP Class A                                9,032       34,802
DWS Equity 500 Index VIP Class A                                          124,507      695,489
DWS Small Cap Index VIP Class A                                            44,601       89,925
Fidelity VIP Asset Manager Initial Class                                    5,429       25,426
Fidelity VIP Contrafund Service Class                                     239,831      318,731
Fidelity VIP Equity-Income Initial Class                                   66,226      426,994
Fidelity VIP Equity-Income Service Class                                   31,060       14,790
Fidelity VIP Growth Service Class                                         102,299       95,667

                                                                        AGGREGATE   AGGREGATE
                                                                         COST OF     PROCEEDS
SUBACCOUNT                                                              PURCHASES   FROM SALES
----------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Service Class                         $   6,300   $    8,788
Fidelity VIP High Income Service Class                                      7,837        4,642
Fidelity VIP Investment Grade Bond Initial Class                           17,641       97,195
Fidelity VIP Mid Cap Service Class                                        254,467      209,977
Fidelity VIP Overseas Service Class                                        46,310       50,331
FTVIPT Franklin Income Securities Class 1                                 261,495       55,871
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                    94,325       80,501
FTVIPT Mutual Shares Securities Class 1                                   136,529       76,519
FTVIPT Templeton Foreign Securities Class 1                                30,887       76,981
FTVIPT Templeton Foreign Securities Class 2                                11,514        8,661
FTVIPT Templeton Global Bond Securities Class 1                           201,471      137,860
FTVIPT Templeton Growth Securities Class 1                                 44,474       74,180
FTVIPT Templeton Growth Securities Class 2                                  4,680        5,061
Invesco V.I. Capital Appreciation Series I                                  7,872    1,067,606
Invesco V.I. Core Equity Series I                                         102,595      773,969
Invesco V.I. Diversified Income Series I                                   11,400       26,756
Invesco V.I. International Growth Series I                                 13,308       39,336
Invesco Van Kampen V.I. American Franchise Series I                       574,432       27,170
Janus Aspen Series Balanced Institutional Class                            34,212       14,727
Janus Aspen Series Balanced Service Class                                  47,033       78,345
Janus Aspen Series Enterprise Service Class                                 3,717        8,505
Janus Aspen Series Global Technology Service Class                          1,382       10,812
Janus Aspen Series Worldwide Institutional Class                           21,617       47,040
Janus Aspen Series Worldwide Service Class                                  6,524        3,955
LVIP Baron Growth Opportunities Standard Class                             15,470       13,911
LVIP Baron Growth Opportunities Service Class                             128,748       49,297
LVIP BlackRock Equity Dividend RPM Standard Class                          26,359       10,432
LVIP BlackRock Inflation Protected Bond Standard Class                    223,534       23,926
LVIP Capital Growth Standard Class                                        109,329        9,873
LVIP Clarion Global Real Estate Standard Class                            119,241      104,125
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                       3,918       55,816
LVIP Delaware Bond Standard Class                                       1,039,269      313,505
LVIP Delaware Diversified Floating Rate Standard Class                    110,481        7,344
LVIP Delaware Foundation Aggressive Allocation Standard Class              81,523        8,260
LVIP Delaware Growth and Income Standard Class                             10,786       12,747
LVIP Delaware Social Awareness Standard Class                              18,815        6,176
LVIP Delaware Special Opportunities Standard Class                         14,715       47,175
LVIP Dimensional Non-U.S. Equity Standard Class                             1,071        1,652
LVIP Dimensional U.S. Equity Standard Class                                 3,561          707
LVIP Dimensional/Vanguard Total Bond Standard Class                        99,940        2,858
LVIP Global Income Standard Class                                         123,812       33,371
LVIP JPMorgan High Yield Standard Class                                   181,088        8,672
LVIP JPMorgan Mid Cap Value RPM Standard Class                              9,704       12,787
LVIP MFS International Growth Standard Class                               32,102       28,495
LVIP MFS Value Standard Class                                             408,834       68,985
LVIP Mid-Cap Value Standard Class                                          52,657        7,287
LVIP Mondrian International Value Standard Class                           87,282       74,187
LVIP Money Market Standard Class                                        5,489,828    4,037,525
LVIP Protected Profile 2010 Standard Class                                  6,615        9,129
LVIP Protected Profile 2020 Standard Class                                 38,925       21,275
LVIP Protected Profile 2030 Standard Class                                 16,846       30,073
LVIP Protected Profile 2040 Standard Class                                  7,699        6,586
LVIP Protected Profile Conservative Standard Class                         77,206        5,539
LVIP Protected Profile Growth Standard Class                              280,383      496,007
LVIP Protected Profile Moderate Standard Class                            441,912      166,279
LVIP SSgA Bond Index Standard Class                                       220,298       22,356
LVIP SSgA Conservative Index Allocation Standard Class                    401,360       88,505
LVIP SSgA Conservative Structured Allocation Standard Class                 1,200          159
LVIP SSgA Developed International 150 Standard Class                        7,935       40,275
LVIP SSgA Emerging Markets 100 Standard Class                              67,625       95,270
LVIP SSgA Global Tactical Allocation RPM Standard Class                   272,114       51,775
LVIP SSgA International Index Standard Class                                3,886        3,707

                                                                        AGGREGATE   AGGREGATE
                                                                         COST OF     PROCEEDS
SUBACCOUNT                                                              PURCHASES   FROM SALES
----------------------------------------------------------------------------------------------
LVIP SSgA Large Cap 100 Standard Class                                  $ 213,287   $   62,250
LVIP SSgA Moderate Index Allocation Standard Class                         83,417        9,811
LVIP SSgA Moderate Structured Allocation Standard Class                   162,375       43,459
LVIP SSgA Moderately Aggressive Index Allocation Standard Class            54,373        6,853
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class       17,024        2,421
LVIP SSgA S&P 500 Index Standard Class                                    277,207       51,332
LVIP SSgA Small-Cap Index Standard Class                                   28,519       54,422
LVIP SSgA Small-Mid Cap 200 Standard Class                                  8,998        9,832
LVIP T. Rowe Price Growth Stock Standard Class                            166,177       10,580
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               105,225       18,416
LVIP Templeton Growth RPM Standard Class                                   10,697        9,510
LVIP UBS Large Cap Growth RPM Standard Class                               30,455       13,836
LVIP Vanguard Domestic Equity ETF Standard Class                           10,023          753
LVIP Vanguard International Equity ETF Standard Class                       8,745          753
M Business Opportunity Value                                                1,112          517
M Capital Appreciation                                                        771          167
M International Equity                                                      1,039          321
M Large Cap Growth                                                          1,173          620
MFS VIT Core Equity Initial Class                                           2,198        6,211
MFS VIT Growth Initial Class                                               54,775       46,901
MFS VIT Total Return Initial Class                                        145,495      284,490
MFS VIT Utilities Initial Class                                           171,922      759,201
NB AMT Large Cap Value I Class                                              1,820        5,404
NB AMT Mid Cap Growth I Class                                              68,407      264,946
NB AMT Mid Cap Intrinsic Value I Class                                    109,789       30,766
PIMCO VIT CommodityRealReturn Strategy Administrative Class               296,342       87,117
Putnam VT Global Health Care Class IB                                      13,346        8,840
Putnam VT Growth & Income Class IB                                            455          440

5.   INVESTMENTS

The following is a summary of investments owned at December 31, 2012:

                                                                                  NET
                                                                       SHARES    ASSET   FAIR VALUE
SUBACCOUNT                                                              OWNED    VALUE   OF SHARES    COST OF SHARES
--------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                   44,182  $ 16.88  $   745,788  $      755,168
ABVPSF Growth and Income Class A                                        36,909    20.88      770,656         720,107
ABVPSF International Value Class A                                      38,472    12.96      498,595         537,315
ABVPSF Large Cap Growth Class A                                          3,854    31.17      120,132         106,369
ABVPSF Small/Mid Cap Value Class A                                      42,605    17.67      752,825         657,397
American Century VP Inflation Protection Class I                        63,496    12.05      765,131         698,078
American Funds Global Growth Class 2                                    64,475    23.44    1,511,303       1,330,214
American Funds Global Small Capitalization Class 2                      89,856    19.86    1,784,540       1,754,059
American Funds Growth Class 2                                           94,139    60.45    5,690,722       5,006,055
American Funds Growth-Income Class 2                                   118,043    38.24    4,513,955       4,148,297
American Funds International Class 2                                   194,102    17.62    3,420,077       3,321,104
BlackRock Global Allocation V.I. Class I                               110,372    16.10    1,776,984       1,744,347
Delaware VIP Diversified Income Standard Class                         146,506    11.07    1,621,818       1,552,090
Delaware VIP Emerging Markets Standard Class                           104,669    19.84    2,076,623       1,963,701
Delaware VIP High Yield Standard Class                                 192,255     6.11    1,174,681       1,093,301
Delaware VIP Limited-Term Diversified Income Standard Class             58,994    10.12      597,014         596,748
Delaware VIP REIT Standard Class                                       102,791    12.06    1,239,663       1,116,830
Delaware VIP Small Cap Value Standard Class                             44,673    33.14    1,480,462       1,357,392
Delaware VIP Smid Cap Growth Standard Class                             41,656    24.37    1,015,157         969,945
Delaware VIP U.S. Growth Standard Class                                 34,033    10.17      346,114         293,417
Delaware VIP Value Standard Class                                       50,176    19.88      997,493         873,117
DWS Alternative Asset Allocation VIP Class A                             2,731    13.90       37,957          35,961
DWS Equity 500 Index VIP Class A                                       145,295    15.01    2,180,874       1,861,749
DWS Small Cap Index VIP Class A                                         63,468    13.56      860,625         782,435
Fidelity VIP Asset Manager Initial Class                                12,315    15.17      186,823         186,449

                                                                                  NET
                                                                       SHARES    ASSET   FAIR VALUE
SUBACCOUNT                                                              OWNED    VALUE   OF SHARES    COST OF SHARES
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund Service Class                                   79,042  $ 26.36  $ 2,083,551  $    1,876,103
Fidelity VIP Equity-Income Initial Class                                 5,813    19.94      115,902         114,845
Fidelity VIP Equity-Income Service Class                                11,838    19.87      235,227         238,085
Fidelity VIP Growth Service Class                                       13,574    41.95      569,450         471,142
Fidelity VIP Growth Opportunities Service Class                          4,576    21.76       99,568          82,051
Fidelity VIP High Income Service Class                                  12,412     5.78       71,743          68,919
Fidelity VIP Investment Grade Bond Initial Class                        15,156    13.06      197,933         198,955
Fidelity VIP Mid Cap Service Class                                      22,836    30.39      693,981         687,425
Fidelity VIP Overseas Service Class                                     17,705    16.02      283,638         273,580
FTVIPT Franklin Income Securities Class 1                               57,486    15.47      889,303         840,825
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                 20,718    21.87      453,104         405,625
FTVIPT Mutual Shares Securities Class 1                                 33,361    17.45      582,154         551,408
FTVIPT Templeton Foreign Securities Class 1                             16,398    14.63      239,898         224,517
FTVIPT Templeton Foreign Securities Class 2                              8,362    14.37      120,159         115,875
FTVIPT Templeton Global Bond Securities Class 1                         43,585    20.00      871,695         771,045
FTVIPT Templeton Growth Securities Class 1                              28,056    12.16      341,165         325,742
FTVIPT Templeton Growth Securities Class 2                               5,075    11.97       60,751          53,529
Invesco V.I. Core Equity Series I                                       33,533    30.14    1,010,679         929,013
Invesco V.I. Diversified Income Series I                                27,861     6.54      182,210         176,467
Invesco V.I. International Growth Series I                              15,149    30.03      454,925         358,695
Invesco Van Kampen V.I. American Franchise Series I                     14,701    36.28      533,365         542,636
Janus Aspen Series Balanced Institutional Class                          6,525    27.17      177,298         180,778
Janus Aspen Series Balanced Service Class                                9,661    28.42      274,578         266,960
Janus Aspen Series Enterprise Service Class                              2,413    43.18      104,181          80,573
Janus Aspen Series Global Technology Service Class                       1,772     6.16       10,917           9,562
Janus Aspen Series Worldwide Institutional Class                        10,555    30.74      324,460         305,167
Janus Aspen Series Worldwide Service Class                               2,385    30.32       72,300          61,202
LVIP Baron Growth Opportunities Standard Class                           1,049    35.53       37,268          31,752
LVIP Baron Growth Opportunities Service Class                           10,496    35.08      368,238         322,997
LVIP BlackRock Equity Dividend RPM Standard Class                       14,830    14.98      222,106         202,257
LVIP BlackRock Inflation Protected Bond Standard Class                  36,506    11.48      419,087         402,735
LVIP Capital Growth Standard Class                                       6,664    27.75      184,900         171,672
LVIP Clarion Global Real Estate Standard Class                          44,649     8.50      379,386         293,497
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                    1,523    11.11       16,916          15,474
LVIP Delaware Bond Standard Class                                      247,337    14.21    3,515,147       3,408,062
LVIP Delaware Diversified Floating Rate Standard Class                  17,897    10.14      181,404         180,882
LVIP Delaware Foundation Aggressive Allocation Standard Class           28,370    13.19      374,309         344,813
LVIP Delaware Growth and Income Standard Class                           4,932    33.04      162,938         138,898
LVIP Delaware Social Awareness Standard Class                            3,866    32.54      125,768         118,591
LVIP Delaware Special Opportunities Standard Class                         788    34.13       26,881          27,942
LVIP Dimensional Non-U.S. Equity Standard Class                            577     9.20        5,312           4,571
LVIP Dimensional U.S. Equity Standard Class                                570    10.72        6,110           5,566
LVIP Dimensional/Vanguard Total Bond Standard Class                     10,517    10.69      112,409         112,822
LVIP Global Income Standard Class                                       25,650    11.80      302,767         299,884
LVIP JPMorgan High Yield Standard Class                                 23,117    11.12      257,134         248,440
LVIP JPMorgan Mid Cap Value RPM Standard Class                          11,367    11.78      133,921         108,133
LVIP MFS International Growth Standard Class                            12,883    12.94      166,636         156,934
LVIP MFS Value Standard Class                                           30,439    25.80      785,246         699,835
LVIP Mid-Cap Value Standard Class                                        5,683    15.90       90,337          77,227
LVIP Mondrian International Value Standard Class                        44,061    15.24      671,619         707,344
LVIP Money Market Standard Class                                       723,977    10.00    7,239,776       7,239,777
LVIP Protected Profile 2010 Standard Class                               7,911    11.26       89,065          68,778
LVIP Protected Profile 2020 Standard Class                              26,288    10.79      283,594         238,311
LVIP Protected Profile 2030 Standard Class                              19,895    10.63      211,423         178,519
LVIP Protected Profile 2040 Standard Class                              11,000    10.01      110,097          86,176
LVIP Protected Profile Conservative Standard Class                      16,677    12.85      214,299         204,163
LVIP Protected Profile Growth Standard Class                           207,315    11.90    2,467,463       2,340,409
LVIP Protected Profile Moderate Standard Class                         208,552    12.56    2,619,826       2,384,195
LVIP SSgA Bond Index Standard Class                                     33,448    11.57      387,027         382,308
LVIP SSgA Conservative Index Allocation Standard Class                  27,639    11.40      315,195         310,401
LVIP SSgA Conservative Structured Allocation Standard Class                 94    11.14        1,047           1,042
LVIP SSgA Developed International 150 Standard Class                     2,226     8.10       18,025          17,159

                                                                                  NET
                                                                       SHARES    ASSET   FAIR VALUE
SUBACCOUNT                                                              OWNED    VALUE   OF SHARES    COST OF SHARES
--------------------------------------------------------------------------------------------------------------------
LVIP SSgA Emerging Markets 100 Standard Class                           13,658  $ 10.45  $   142,690  $      151,829
LVIP SSgA Global Tactical Allocation RPM Standard Class                 96,407    10.95    1,055,749       1,015,968
LVIP SSgA International Index Standard Class                             2,276     7.94       18,076          16,073
LVIP SSgA Large Cap 100 Standard Class                                  20,351    11.49      233,873         226,189
LVIP SSgA Moderate Index Allocation Standard Class                       8,478    11.64       98,671          97,626
LVIP SSgA Moderate Structured Allocation Standard Class                 23,974    11.28      270,334         261,760
LVIP SSgA Moderately Aggressive Index Allocation Standard Class          7,489    11.65       87,281          82,372
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class     2,232    11.41       25,461          24,835
LVIP SSgA S&P 500 Index Standard Class                                  66,210    10.19      674,743         593,425
LVIP SSgA Small-Cap Index Standard Class                                 4,913    19.60       96,286          77,472
LVIP SSgA Small-Mid Cap 200 Standard Class                               2,897    12.63       36,591          34,163
LVIP T. Rowe Price Growth Stock Standard Class                          12,966    20.63      267,455         242,301
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class             21,835    15.69      342,540         291,790
LVIP Templeton Growth RPM Standard Class                                 2,627    28.74       75,485          68,097
LVIP UBS Large Cap Growth RPM Standard Class                             7,741    23.55      182,293         156,461
LVIP Vanguard Domestic Equity ETF Standard Class                           933    10.39        9,699           9,289
LVIP Vanguard International Equity ETF Standard Class                    1,071     9.14        9,791           9,370
M Business Opportunity Value                                               445    11.44        5,093           4,282
M Capital Appreciation                                                     113    23.38        2,650           2,520
M International Equity                                                     347    11.57        4,017           3,857
M Large Cap Growth                                                         260    19.20        4,996           3,893
MFS VIT Core Equity Initial Class                                           98    17.68        1,739           1,615
MFS VIT Growth Initial Class                                            22,384    28.83      645,335         543,334
MFS VIT Total Return Initial Class                                      58,548    20.05    1,173,884       1,097,619
MFS VIT Utilities Initial Class                                         33,131    27.63      915,407         824,704
NB AMT Large Cap Value I Class                                          10,617    11.60      123,156         109,109
NB AMT Mid Cap Growth I Class                                           38,135    30.97    1,181,035         838,907
NB AMT Mid Cap Intrinsic Value I Class                                  27,274    12.09      329,738         357,618
PIMCO VIT CommodityRealReturn Strategy Administrative Class             70,950     7.13      505,874         556,677
Putnam VT Global Health Care Class IB                                    5,571    12.92       71,975          67,196
Putnam VT Growth & Income Class IB                                       1,064    17.93       19,071          17,387

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2012, is as follows:

                                                                          UNITS      UNITS     NET INCREASE
SUBACCOUNT                                                               ISSUED    REDEEMED     (DECREASE)
-----------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                     17,555     (5,265)         12,290
ABVPSF Growth and Income Class A                                          10,322     (4,432)          5,890
ABVPSF International Value Class A                                        16,475     (5,134)         11,341
ABVPSF Large Cap Growth Class A                                            1,582       (933)            649
ABVPSF Small/Mid Cap Value Class A                                        13,554     (5,923)          7,631
American Century VP Inflation Protection Class I                           8,575    (10,170)         (1,595)
American Funds Global Growth Class 2                                      25,423     (8,214)         17,209
American Funds Global Small Capitalization Class 2                        22,072    (10,112)         11,960
American Funds Growth Class 2                                             57,691    (45,893)         11,798
American Funds Growth-Income Class 2                                      51,764    (37,717)         14,047
American Funds International Class 2                                      60,184    (21,752)         38,432
BlackRock Global Allocation V.I. Class I                                  98,934    (19,725)         79,209
Delaware VIP Diversified Income Standard Class                            22,192    (10,757)         11,435
Delaware VIP Emerging Markets Standard Class                              46,973     (9,427)         37,546
Delaware VIP High Yield Standard Class                                    17,264    (10,821)          6,443
Delaware VIP Limited-Term Diversified Income Standard Class               23,083     (4,201)         18,882
Delaware VIP REIT Standard Class                                          14,943    (13,877)          1,066
Delaware VIP Small Cap Value Standard Class                               30,454    (19,121)         11,333
Delaware VIP Smid Cap Growth Standard Class                               18,535     (5,578)         12,957
Delaware VIP U.S. Growth Standard Class                                   11,787     (1,299)         10,488
Delaware VIP Value Standard Class                                         16,124    (11,066)          5,058
DWS Alternative Asset Allocation VIP Class A                                 669     (2,631)         (1,962)
DWS Equity 500 Index VIP Class A                                          13,584    (54,222)        (40,638)

                                                                          UNITS      UNITS     NET INCREASE
SUBACCOUNT                                                               ISSUED    REDEEMED     (DECREASE)
-----------------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP Class A                                            9,432     (5,474)          3,958
Fidelity VIP Asset Manager Initial Class                                     225     (2,103)         (1,878)
Fidelity VIP Contrafund Service Class                                     20,254    (20,161)             93
Fidelity VIP Equity-Income Initial Class                                   4,148    (34,788)        (30,640)
Fidelity VIP Equity-Income Service Class                                   2,366       (859)          1,507
Fidelity VIP Growth Service Class                                          9,955     (7,187)          2,768
Fidelity VIP Growth Opportunities Service Class                              442       (625)           (183)
Fidelity VIP High Income Service Class                                       630       (304)            326
Fidelity VIP Investment Grade Bond Initial Class                           2,995     (7,773)         (4,778)
Fidelity VIP Mid Cap Service Class                                        15,805    (13,117)          2,688
Fidelity VIP Overseas Service Class                                        4,634     (3,677)            957
FTVIPT Franklin Income Securities Class 1                                 15,971     (4,137)         11,834
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                    5,295     (4,750)            545
FTVIPT Mutual Shares Securities Class 1                                   13,190     (6,853)          6,337
FTVIPT Templeton Foreign Securities Class 1                                3,846     (5,902)         (2,056)
FTVIPT Templeton Foreign Securities Class 2                                  750       (738)             12
FTVIPT Templeton Global Bond Securities Class 1                            8,790     (8,019)            771
FTVIPT Templeton Growth Securities Class 1                                 3,339     (5,100)         (1,761)
FTVIPT Templeton Growth Securities Class 2                                   345       (417)            (72)
Invesco V.I. Capital Appreciation Series I                                   717    (90,492)        (89,775)
Invesco V.I. Core Equity Series I                                         11,554    (67,775)        (56,221)
Invesco V.I. Diversified Income Series I                                     438     (2,153)         (1,715)
Invesco V.I. International Growth Series I                                 1,488     (2,601)         (1,113)
Invesco Van Kampen V.I. American Franchise Series I                       49,719     (4,045)         45,674
Janus Aspen Series Balanced Institutional Class                            1,814     (1,198)            616
Janus Aspen Series Balanced Service Class                                  6,384     (4,689)          1,695
Janus Aspen Series Enterprise Service Class                                2,006       (445)          1,561
Janus Aspen Series Global Technology Service Class                           112       (871)           (759)
Janus Aspen Series Worldwide Institutional Class                           1,722     (5,349)         (3,627)
Janus Aspen Series Worldwide Service Class                                   688       (292)            396
LVIP Baron Growth Opportunities Standard Class                             1,009     (1,230)           (221)
LVIP Baron Growth Opportunities Service Class                              8,368     (3,563)          4,805
LVIP BlackRock Equity Dividend RPM Standard Class                          2,286       (917)          1,369
LVIP BlackRock Inflation Protected Bond Standard Class                    18,138     (1,963)         16,175
LVIP Capital Growth Standard Class                                         8,712       (738)          7,974
LVIP Clarion Global Real Estate Standard Class                            11,828    (12,827)           (999)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                        326     (5,410)         (5,084)
LVIP Delaware Bond Standard Class                                         81,294    (21,405)         59,889
LVIP Delaware Diversified Floating Rate Standard Class                    10,583       (679)          9,904
LVIP Delaware Foundation Aggressive Allocation Standard Class              5,392       (493)          4,899
LVIP Delaware Growth and Income Standard Class                               744       (985)           (241)
LVIP Delaware Social Awareness Standard Class                                639       (362)            277
LVIP Delaware Special Opportunities Standard Class                           983     (4,557)         (3,574)
LVIP Dimensional Non-U.S. Equity Standard Class                              112       (179)            (67)
LVIP Dimensional U.S. Equity Standard Class                                  338        (66)            272
LVIP Dimensional/Vanguard Total Bond Standard Class                        9,192       (255)          8,937
LVIP Global Income Standard Class                                         12,081     (2,684)          9,397
LVIP JPMorgan High Yield Standard Class                                   14,349       (680)         13,669
LVIP JPMorgan Mid Cap Value RPM Standard Class                               926     (1,159)           (233)
LVIP MFS International Growth Standard Class                               2,764     (3,117)           (353)
LVIP MFS Value Standard Class                                             33,246     (6,665)         26,581
LVIP Mid-Cap Value Standard Class                                          5,508       (693)          4,815
LVIP Mondrian International Value Standard Class                           7,037     (5,254)          1,783
LVIP Money Market Standard Class                                         530,870   (383,101)        147,769
LVIP Protected Profile 2010 Standard Class                                   409       (750)           (341)
LVIP Protected Profile 2020 Standard Class                                 3,013     (1,829)          1,184
LVIP Protected Profile 2030 Standard Class                                 1,233     (2,740)         (1,507)
LVIP Protected Profile 2040 Standard Class                                   596       (614)            (18)
LVIP Protected Profile Conservative Standard Class                         5,429       (392)          5,037
LVIP Protected Profile Growth Standard Class                              17,179    (38,441)        (21,262)
LVIP Protected Profile Moderate Standard Class                            28,491    (12,964)         15,527
LVIP SSgA Bond Index Standard Class                                       17,860     (1,770)         16,090
LVIP SSgA Conservative Index Allocation Standard Class                    34,755     (7,982)         26,773

                                                                          UNITS      UNITS     NET INCREASE
SUBACCOUNT                                                               ISSUED    REDEEMED     (DECREASE)
-----------------------------------------------------------------------------------------------------------
LVIP SSgA Conservative Structured Allocation Standard Class                  104        (14)             90
LVIP SSgA Developed International 150 Standard Class                         967     (5,125)         (4,158)
LVIP SSgA Emerging Markets 100 Standard Class                              4,319     (7,353)         (3,034)
LVIP SSgA Global Tactical Allocation RPM Standard Class                   19,029     (4,033)         14,996
LVIP SSgA International Index Standard Class                                 365       (352)             13
LVIP SSgA Large Cap 100 Standard Class                                    14,764     (5,589)          9,175
LVIP SSgA Moderate Index Allocation Standard Class                         6,929       (880)          6,049
LVIP SSgA Moderate Structured Allocation Standard Class                   13,234     (3,750)          9,484
LVIP SSgA Moderately Aggressive Index Allocation Standard Class            4,557       (578)          3,979
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class       1,373       (207)          1,166
LVIP SSgA S&P 500 Index Standard Class                                    20,115     (4,116)         15,999
LVIP SSgA Small-Cap Index Standard Class                                   2,678     (5,536)         (2,858)
LVIP SSgA Small-Mid Cap 200 Standard Class                                   397       (652)           (255)
LVIP T. Rowe Price Growth Stock Standard Class                            13,175       (862)         12,313
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                5,960     (1,297)          4,663
LVIP Templeton Growth RPM Standard Class                                     999       (982)             17
LVIP UBS Large Cap Growth RPM Standard Class                               2,369     (1,079)          1,290
LVIP Vanguard Domestic Equity ETF Standard Class                             969        (70)            899
LVIP Vanguard International Equity ETF Standard Class                        894        (79)            815
M Business Opportunity Value                                                  92        (41)             51
M Capital Appreciation                                                        35        (10)             25
M International Equity                                                        87        (27)             60
M Large Cap Growth                                                            80        (40)             40
MFS VIT Core Equity Initial Class                                            167       (344)           (177)
MFS VIT Growth Initial Class                                               4,479     (5,278)           (799)
MFS VIT Total Return Initial Class                                        12,355    (20,874)         (8,519)
MFS VIT Utilities Initial Class                                           13,614    (54,167)        (40,553)
NB AMT Large Cap Value I Class                                               129       (462)           (333)
NB AMT Mid Cap Growth I Class                                              7,588    (15,488)         (7,900)
NB AMT Mid Cap Intrinsic Value I Class                                     1,697     (1,909)           (212)
PIMCO VIT CommodityRealReturn Strategy Administrative Class               20,361     (5,850)         14,511
Putnam VT Global Health Care Class IB                                      1,234       (566)            668
Putnam VT Growth & Income Class IB                                           291        (26)            265

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                                         UNITS      UNITS      NET INCREASE
SUBACCOUNT                                                               ISSUED    REDEEMED     (DECREASE)
-----------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                     17,320     (6,471)         10,849
ABVPSF Growth and Income Class A                                           7,654     (5,351)          2,303
ABVPSF International Value Class A                                        18,873    (10,811)          8,062
ABVPSF Large Cap Growth Class A                                              822       (639)            183
ABVPSF Small/Mid Cap Value Class A                                         9,213     (3,528)          5,685
American Century VP Inflation Protection Class I                           7,216    (12,428)         (5,212)
American Funds Global Growth Class 2                                      21,154    (10,625)         10,529
American Funds Global Small Capitalization Class 2                        19,450     (4,902)         14,548
American Funds Growth Class 2                                             37,540    (44,450)         (6,910)
American Funds Growth-Income Class 2                                      48,880    (32,789)         16,091
American Funds International Class 2                                      33,506    (10,202)         23,304
BlackRock Global Allocation V.I. Class I                                  32,778    (11,047)         21,731
Delaware VIP Diversified Income Standard Class                            30,210    (16,289)         13,921
Delaware VIP Emerging Markets Standard Class                              32,433    (20,212)         12,221
Delaware VIP High Yield Standard Class                                    17,869    (14,975)          2,894
Delaware VIP Limited-Term Diversified Income Standard Class               16,901     (2,683)         14,218
Delaware VIP REIT Standard Class                                           8,974     (7,002)          1,972
Delaware VIP Small Cap Value Standard Class                               24,343     (8,597)         15,746
Delaware VIP Smid Cap Growth Standard Class                                8,589    (10,347)         (1,758)
Delaware VIP U.S. Growth Standard Class                                    2,773     (1,524)          1,249
Delaware VIP Value Standard Class                                         12,279     (8,176)          4,103
DWS Alternative Asset Allocation VIP Class A                               2,605       (173)          2,432
DWS Equity 500 Index VIP Class A                                           7,430    (21,999)        (14,569)
DWS Small Cap Index VIP Class A                                            3,610     (1,661)          1,949

                                                                         UNITS      UNITS      NET INCREASE
SUBACCOUNT                                                               ISSUED    REDEEMED     (DECREASE)
-----------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Initial Class                                   3,574     (1,730)          1,844
Fidelity VIP Contrafund Service Class                                     20,078    (13,780)          6,298
Fidelity VIP Equity-Income Initial Class                                   3,543     (2,104)          1,439
Fidelity VIP Equity-Income Service Class                                   1,023       (597)            426
Fidelity VIP Growth Service Class                                          4,486     (7,022)         (2,536)
Fidelity VIP Growth Opportunities Service Class                              706     (1,475)           (769)
Fidelity VIP High Income Service Class                                     1,041       (816)            225
Fidelity VIP Investment Grade Bond Initial Class                           8,333     (1,863)          6,470
Fidelity VIP Mid Cap Service Class                                        11,192     (6,342)          4,850
Fidelity VIP Overseas Service Class                                        4,321     (1,496)          2,825
FTVIPT Franklin Income Securities Class 1                                 17,951     (7,663)         10,288
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                    4,374     (3,057)          1,317
FTVIPT Mutual Shares Securities Class 1                                   11,955     (4,097)          7,858
FTVIPT Templeton Foreign Securities Class 1                                4,296     (1,661)          2,635
FTVIPT Templeton Foreign Securities Class 2                                1,871     (1,049)            822
FTVIPT Templeton Global Bond Securities Class 1                            6,034     (7,110)         (1,076)
FTVIPT Templeton Growth Securities Class 1                                 4,320     (1,858)          2,462
FTVIPT Templeton Growth Securities Class 2                                   858       (416)            442
Invesco V.I. Capital Appreciation Series I                                 4,033    (39,498)        (35,465)
Invesco V.I. Core Equity Series I                                          4,708    (34,739)        (30,031)
Invesco V.I. Diversified Income Series I                                   2,545     (1,809)            736
Invesco V.I. International Growth Series I                                 1,477     (1,042)            435
Janus Aspen Series Balanced Institutional Class                            3,617     (1,291)          2,326
Janus Aspen Series Balanced Service Class                                  1,616     (5,197)         (3,581)
Janus Aspen Series Enterprise Service Class                                  297       (568)           (271)
Janus Aspen Series Global Technology Service Class                           114     (4,245)         (4,131)
Janus Aspen Series Worldwide Institutional Class                           2,446    (11,717)         (9,271)
Janus Aspen Series Worldwide Service Class                                   774       (348)            426
LVIP Baron Growth Opportunities Standard Class                             1,404       (854)            550
LVIP Baron Growth Opportunities Service Class                             10,844     (6,991)          3,853
LVIP BlackRock Equity Dividend RPM Standard Class                          3,177       (692)          2,485
LVIP BlackRock Inflation Protected Bond Standard Class                    11,922     (2,846)          9,076
LVIP Capital Growth Standard Class                                         4,509       (335)          4,174
LVIP Clarion Global Real Estate Standard Class                             8,708     (2,862)          5,846
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                      1,593     (2,266)           (673)
LVIP Delaware Bond Standard Class                                         45,526    (25,117)         20,409
LVIP Delaware Diversified Floating Rate Standard Class                     5,470       (973)          4,497
LVIP Delaware Foundation Aggressive Allocation Standard Class              5,010     (4,190)            820
LVIP Delaware Growth and Income Standard Class                             4,095     (1,707)          2,388
LVIP Delaware Social Awareness Standard Class                                435       (502)            (67)
LVIP Delaware Special Opportunities Standard Class                         4,856     (1,768)          3,088
LVIP Dimensional Non-U.S. Equity Standard Class                              613         (9)            604
LVIP Dimensional U.S. Equity Standard Class                                  282         --             282
LVIP Dimensional/Vanguard Total Bond Standard Class                        1,513         (9)          1,504
LVIP Global Income Standard Class                                         21,193     (6,057)         15,136
LVIP JPMorgan High Yield Standard Class                                    6,199       (466)          5,733
LVIP JPMorgan Mid Cap Value RPM Standard Class                             5,766     (2,341)          3,425
LVIP MFS International Growth Standard Class                               5,054     (2,888)          2,166
LVIP MFS Value Standard Class                                             17,331     (1,836)         15,495
LVIP Mid-Cap Value Standard Class                                          1,551       (822)            729
LVIP Mondrian International Value Standard Class                           9,267     (4,662)          4,605
LVIP Money Market Standard Class                                         254,668   (156,176)         98,492
LVIP Protected Profile 2010 Standard Class                                   413       (730)           (317)
LVIP Protected Profile 2020 Standard Class                                 2,059     (1,838)            221
LVIP Protected Profile 2030 Standard Class                                 2,171     (2,806)           (635)
LVIP Protected Profile 2040 Standard Class                                   758       (801)            (43)
LVIP Protected Profile Conservative Standard Class                         6,007     (2,503)          3,504
LVIP Protected Profile Growth Standard Class                              22,103    (16,792)          5,311
LVIP Protected Profile Moderate Standard Class                            38,282    (15,640)         22,642
LVIP SSgA Bond Index Standard Class                                        7,624     (3,446)          4,178
LVIP SSgA Developed International 150 Standard Class                       1,368       (553)            815
LVIP SSgA Emerging Markets 100 Standard Class                              8,650     (4,404)          4,246
LVIP SSgA Global Tactical Allocation RPM Standard Class                   22,712    (10,583)         12,129

                                                                         UNITS      UNITS      NET INCREASE
SUBACCOUNT                                                               ISSUED    REDEEMED      (DECREASE)
-----------------------------------------------------------------------------------------------------------
LVIP SSgA International Index Standard Class                                 699       (135)            564
LVIP SSgA Large Cap 100 Standard Class                                     1,575     (1,018)            557
LVIP SSgA Moderate Index Allocation Standard Class                         2,619       (510)          2,109
LVIP SSgA Moderate Structured Allocation Standard Class                   14,168     (1,088)         13,080
LVIP SSgA Moderately Aggressive Index Allocation Standard Class            3,302       (125)          3,177
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class         958        (40)            918
LVIP SSgA S&P 500 Index Standard Class                                    16,783     (4,121)         12,662
LVIP SSgA Small-Cap Index Standard Class                                   2,434     (2,390)             44
LVIP SSgA Small-Mid Cap 200 Standard Class                                 1,228     (1,102)            126
LVIP T. Rowe Price Growth Stock Standard Class                             6,072     (1,071)          5,001
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                5,072     (1,946)          3,126
LVIP Templeton Growth RPM Standard Class                                   1,723     (2,890)         (1,167)
LVIP UBS Large Cap Growth RPM Standard Class                               2,229     (1,163)          1,066
LVIP Vanguard International Equity ETF Standard Class                        172         (6)            166
M Business Opportunity Value                                                 107        (31)             76
M Capital Appreciation                                                        39        (16)             23
M International Equity                                                        95        (11)             84
M Large Cap Growth                                                            82        (29)             53
MFS VIT Core Equity Initial Class                                            131       (897)           (766)
MFS VIT Growth Initial Class                                               9,823    (16,364)         (6,541)
MFS VIT Total Return Initial Class                                        13,503    (12,131)          1,372
MFS VIT Utilities Initial Class                                           31,754     (8,142)         23,612
NB AMT Large Cap Value I Class                                             1,419       (356)          1,063
NB AMT Mid Cap Growth I Class                                              4,788    (10,974)         (6,186)
NB AMT Mid Cap Intrinsic Value I Class                                     2,558     (1,320)          1,238
PIMCO VIT CommodityRealReturn Strategy Administrative Class               20,154     (5,643)         14,511
Putnam VT Global Health Care Class IB                                        741       (292)            449
Putnam VT Growth & Income Class IB                                            16        (37)            (21)

7.   SUBSEQUENT EVENT

Subsequent events were evaluated through the date these financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
     and
Contract Owners of Lincoln Life & Annuity Flexible Premium Variable Life
Account M

We have audited the accompanying statements of assets and liabilities of Lincoln Life & Annuity Flexible Premium Variable Life Account M ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2012, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life & Annuity Flexible Premium Variable Life Account M at December 31, 2012, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2013

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account.(1)

(2) N/A

(3) (a) Principal Underwriting Agreement between Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc.(3)

(4) (a) Policy Form LN698 NY.(11)

     (b) Change of Insured Rider-Policy Form LR496 NY(5)

     (c) Estate Tax Repeal Rider-Policy Form LR511 NY(6)

     (d) Overloan Protection Rider-Policy Form LR540(7)

     (e) Waiver of Monthly Deduction Rider-Policy Form LR436 LNY, LR437 LNY(8)

(5) (a) Application-Policy Form LFF06300-18(11)

   (b) Addendum to Application-Policy Forms: LFF06301-18, LFF06302-18, LFF06303-18, LFF06304-18, LFF06305-18, LFF06306-18, LFF06307-18(11)

(6) (a) Articles of Incorporation of Lincoln Life & Annuity Company of New York.(10)

     (b) Bylaws of Lincoln Life & Annuity Company of New York.(10)

(7) Form of Reinsurance Contracts(7)

(8) Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:

     (a) AIM Variable Insurance Funds (Filed Herewith)

     (b) AllianceBernstein Variable Products Series Fund, Inc. (4)

     (c) American Century Variable Portfolios II, Inc. (9)

     (d) American Funds Insurance Series (Filed Herewith)

     (e) BlackRock Variable Series Funds, Inc. (9)

     (f) Delaware VIP Trust (4)

     (g) DWS VIP Trust (Filed Herewith)

     (h) DWS Variable Series II (Filed Herewith)

     (i) Fidelity Variable Insurance Products (14)

     (j) Franklin Templeton Variable Insurance Products Trust (9)

     (k) Goldman Sachs (Filed Herewith)

     (k) Janus Aspen Series(14)

     (l) Lincoln Variable Insurance Products Trust (Filed Herewith)

     (m) MFS Variable Insurance Trust (Filed Herewith)

     (n) M Funds (Filed Herewith)

     (o) PIMCO Variable Insurance Trust (9)

(9) (a) Accounting and Financial Administrative Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York(12).

   (b) Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004.(13)

(10) Not applicable.

(11) Opinion and Consent of John L. Reizian, Esquire (Filed Herewith)

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
     Firm

(15) Not applicable.

(16) Not applicable.

(17) Compliance Procedures (Filed Herewith)
--------------
(1) Incorporated by reference to Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.

(2) Incorporated by reference to Post-Effective Amendment No. 48 on Form N-4 (File No. 033-26032) filed on September 21, 2012.

(3) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-4 (File No. 333-145531) filed on November 16, 2007.

(4) Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-155333) filed on April 3, 2012.

(5) Incorporated by reference to Post-Effective Amendment No. 7 on Form S-6 (File No. 333-42507) filed on April 20, 2001.

(6) Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-52194) filed on November 13, 2001.

(7) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008

(8) Incorporated by reference to Registration Statement on Form S-6 (File No. 333-42507) filed on December 17, 1997.

(9) Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.

(10) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.

(11) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-155333) filed on November 13, 2008.

(12) Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(13) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-84684) filed on April 7, 2004.

(14) Incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                         Administrative Procedures For

                    Flexible Premium Variable Life Insurance

                                   MARCH 2013

This document sets forth the information called for under Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 ("1940 Act"). The Rule provides exemptions from sections 22(d), 22(e), and 27(c)(1) of the 1940 Act, and Rule 22c-l thereunder, for issuance, transfer and redemption procedures under the Flexible Premium Variable Life Insurance Policy ("Policy") to the extent necessary to comply with other provisions of Rule 6e-3(T), state insurance law or established administrative procedures of The Lincoln National Life Insurance Company and Lincoln life & Annuity Company of New York (collectively, "Lincoln Life" or the "Company"). To qualify for the exemptions, procedures must be reasonable, fair and not discriminatory and must be disclosed in the registration statement filed by the Separate Account.

Lincoln Life believes its procedures meet the requirements of Rule 6e-3(T)(b)(12)(iii), as described below.

This document applies to the following Policies issued by Lincoln Life*:

* refer to product prospectus for any product variations

--------------------------------------------------------------- -------------- ----------------------------------------------------
ACCOUNT                                                         PRODUCT NO.    PRODUCT NAME
--------------------------------------------------------------- -------------- ----------------------------------------------------
Lincoln Life Flexible Premium Variable Life Account D           033-00417      Variable Universal Life Leadership Series
(811-04592)
--------------------------------------------------------------- -------------- ----------------------------------------------------
Lincoln Life Flexible Premium Variable Life Account F           033-14692      American Legacy Life
(811-05164)                                                     333-40745      American Legacy Estate Builder
--------------------------------------------------------------- -------------- ----------------------------------------------------
Lincoln Life Flexible Premium Variable Life Account G           033-22740      VUL-III
(811-05585)
--------------------------------------------------------------- -------------- ----------------------------------------------------
Lincoln Life Flexible Premium Variable Life Account J           033-76434      American Legacy Variable Life
(811-08410)
--------------------------------------------------------------- -------------- ----------------------------------------------------
Lincoln Life Flexible Premium Variable Life Account K           033-76432      Multi Fund Variable Life
(811-08412)
--------------------------------------------------------------- -------------- ----------------------------------------------------
Lincoln Life Flexible Premium Variable Life Account M           333-82663      VULdb / VULdb ES
(811-08557)                                                     333-84360      VULdb-II ES
                                                                333-42479      VUL-I / VULcv
                                                                333-54338      VULcv-II / VULcvII ES / VUL Flex
                                                                333-84370      VULcv-III ES
                                                                333-63940      MoneyGuard VUL
                                                                333-111137     VULone ES / VULone 2005 ES
                                                                333-111128     Momentum VULone / Momentum VULone 2005
                                                                333-118478     VULcv-IV ES
                                                                333-118477     VULdb-IV ES
                                                                333-145090     Momentum VULone 2007
                                                                333-139960     VULone 2007
                                                                333-146507     AssetEdge VUL
                                                                333-163139     InReach(SM) Reserve
--------------------------------------------------------------- -------------- ----------------------------------------------------
Lincoln Life Flexible Premium Variable Life Account R           333-43107      SVUL / SVUL-I
(811-08579)                                                     333-33782      SVUL-II / SVUL-II ES
                                                                333-90432      SVUL-III ES
                                                                333-115882     SVUL-IV ES / PreservationEdge SVUL
                                                                333-125792     SVULone ES
                                                                333-125991     Momentum SVULone
                                                                333-145235     SVULone 2007 ES
                                                                333-145239     Momentum SVULone 2007
--------------------------------------------------------------- -------------- ----------------------------------------------------
Lincoln Life Flexible Premium Variable Life Account S           333-72875      CVUL / CVUL Series III / CVUL Series III ES
(811-09241)                                                     333-104719     LCV4 ES
                                                                333-125790     LCV5 ES / LCC VUL
--------------------------------------------------------------- -------------- ----------------------------------------------------

--------------------------------------------------------------- -------------- ----------------------------------------------------
Lincoln Life Flexible Premium Variable Life Account Y           333-81884      American Legacy VULcv-III
(811-21028)                                                     333-81882      American Legacy VULdb-II
                                                                333-81890      American Legacy SVUL-II
                                                                333-90438      American Legacy SVUL-III
                                                                333-118482     American Legacy VULcv-IV
                                                                333-118481     American Legacy VULdb-IV
                                                                333-115883     American Legacy SVUL-IV/PreservationEdge SVUL
                                                                333-156123     American Legacy AssetEdge
--------------------------------------------------------------- -------------- ----------------------------------------------------
Lincoln Life & Annuity Flexible Premium Variable Life Account   333-141782     VUL-I / VULcv
M (811-08559)                                                   333-141788     VULcv-II / VUL Flex ES
                                                                333-141789     VULcv-III ES
                                                                333-141785     VULdb / VULdb ES
                                                                333-141790     VULdb-II ES
                                                                333-141779     VULone ES / VULone 2005 ES
                                                                333-141767     Momentum VULone / Momentum VULone 2005
                                                                333-141771     VULcv-IV ES
                                                                333-141775     VULdb-IV ES
                                                                333-155333     AssetEdge VUL
                                                                333-148917     VULone 2007
                                                                333-170383     VULone 2010
--------------------------------------------------------------- -------------- ----------------------------------------------------
LLANY Separate Account R for Flexible Premium Variable          333-141780     SVUL / SVUL ES
Life (811-08651)                                                333-141784     SVUL-II ES
                                                                333-141786     SVUL-III ES
                                                                333-141768     SVUL-IV ES/PreservationEdge SVUL
                                                                333-141772     SVULone ES
                                                                333-141776     Momentum SVULone
                                                                333-149053     SVULone 2007
--------------------------------------------------------------- -------------- ----------------------------------------------------
LLANY Separate Account S for Flexible Premium Variable Life     333-141777     CVUL Series III ES
(811-09257)                                                     333-141773     LCV4 ES
                                                                333-141769     LCV5 ES / LCC VUL
--------------------------------------------------------------- -------------- ----------------------------------------------------
Lincoln Life & Annuity Flexible Premium Variable Life Account   333-141781     American Legacy VULcv-III
Y (811-21029)                                                   333-141783     American Legacy VULdb-II
                                                                333-141787     American Legacy SVUL-III
                                                                333-141770     American Legacy VULcv-IV
                                                                333-141774     American Legacy VULdb-IV
                                                                333-141778     American Legacy SVUL-IV/PreservationEdge SVUL
                                                                333-159954     American Legacy AssetEdge
--------------------------------------------------------------- -------------- ----------------------------------------------------


I. PURCHASE AND RELATED TRANSACTIONS

a. APPLICATION AND UNDERWRITING STANDARDS

Upon receipt of a completed application, Lincoln Life will follow certain insurance underwriting procedures (e.g., evaluation of risks) designed to determine whether the applicant is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed applicant before a determination can be made. A Policy will not be issued until the underwriting procedure has been completed. The Policies will be offered and sold pursuant to established underwriting standards and in accordance with state insurance laws prohibiting unfair discrimination among insureds. Lincoln Life may modify its underwriting requirements, in accordance with Company practice in effect when the policy is issued, for policies issued in connection with group arrangements.

The cost of insurance rate utilized in computing the cost of insurance charge will not be the same for each insured. Insurance is based on the principle of pooling and distribution of mortality risks, the assumption that each insured incurs an insurance rate commensurate with his or her mortality risk which is actuarially determined based upon factors such as issue age, gender, rating class, and policy year. For two Policies with the same gender, rating class and attained age, the cost of insurance rate for the Policy with the younger issue age will never exceed, and in some cases will be less than, that for a Policy with an older issue age. Accordingly, while not all insureds will be subject to the same cost of insurance rate, there will be a single "rate" for all insureds in a given actuarial category. Current cost of insurance rates will be determined by Lincoln Life based upon expectations as to future mortality experience.

The insurance coverage will begin on the policy date, unless otherwise required by insurance law or concepts such as "conditional receipt". Ordinarily, if the application is approved and money is received, the policy date will be the date the money is received. If a premium is not paid with the application, the policy date is the issue date however, the policy will not be placed in force and coverage will not begin until the initial premium is received. The policyholder may request that the Policy be backdated for the purposes of saving insurance age or conforming to employment related requirements (e.g. common enrollment date). The contestable period starts from the policy effective date or the underwriting approval date, which ever is later. In those instances when Lincoln Life declines to issue a Policy, the full premium paid will be returned with no interest having been credited.

Under Lincoln Life's current rules, the minimum Specified Amount at issue for single life products is $100,000 and the minimum Specified Amount at issue for survivorship products is $250,000.00. Lincoln Life reserves the right to revise its rules from time to time to specify a different minimum Specified Amount at issue.

b. INITIAL PREMIUM PROCESSING & PLANNED PREMIUM STANDARDS

The initial premium must be paid for coverage to be effective. If the full initial premium is not received, the policy may enter the grace period requiring additional premium to keep the policy in force.

For policies issued in a state that requires return of premium payments during the Right to Examine period, any net premium payments received by us within 10 days (or a greater number of days if required by state) of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, the value of the Money Market Sub-Account will be allocated among the Sub-Accounts and the Fixed Account, as directed by the policyowner.

For policies issued in a state that provides for return of value during the Right to Examine period, any net premium payments received will be allocated directly to the Sub-Accounts and the Fixed Account, as directed by the policyowner.

Planned premiums for the Policies will not be the same for all policy owners. At time of application, the registered representative will assist the policyowners in determining a Planned Periodic Premium payment schedule that provides for a level premium payable at a fixed interval for a specified period of time. Payment of premiums in accordance with this schedule is not mandatory and failure to make payments in accordance with the schedule will not in itself cause the Policy to lapse. Instead, policy owners may make additional premium payments in any amount, at any frequency, subject only to the $100 product minimum premium amount (currently being waived), and the maximum premium limitations set forth in the Internal Revenue Code (the "Code"). If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, Lincoln Life will accept only that portion of the premium which will make total premiums equal such maximum.

The Policy is intended to qualify as a "contract of life insurance" under the Internal Revenue Code. If at any time the policyowner pays a premium that would exceed the amount allowable for qualification under the Code, Lincoln Life will either refund the excess premium, offer the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with the allocation instructions on file. The policyowner will be notified when premiums may be paid again. The policyowner may choose any option by returning an enclosed election form. If the election form is not returned within 21 days, Lincoln Life will refund the excess premium at 30 days.

The Code provides for significant tax consequences if policies are deemed to be modified endowment contracts. Lincoln Life's procedures for monitoring whether a policy may become a modified endowment contract are set forth herein. If at any time during the year Lincoln Life determines the Technical and Miscellaneous Revenue Act (TAMRA) guidelines have been violated and excess premiums have been remitted which would cause the policy to be deemed a modified endowment contract, Lincoln Life will give written notice of this fact to the policyowner. If the policyowner pays a premium that would cause the Policy to be deemed a MEC and does not consent to the MEC status for the Policy, Lincoln Life will either refund the excess premium, offer the option to apply for an increase in Death Benefit, or if the excess exceeds $250, offer the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with the allocation instructions on file. The notice will set forth the policyowner's options with respect to the policy. Any of these options would avoid having the policy deemed a modified endowment contract. The policyowner may choose any option by returning an enclosed election form. If the form is not return within 21 days, Lincoln Life will place the excess money into a premium deposit fund and the policy will not become a modified endowment contract.

Please note, the increase option is not available on the MoneyGuard Reserve products.

The policy will remain in force so long as the cash value, less any outstanding policy debt, is sufficient to pay certain monthly charges imposed in connection with the Policy. Thus, the amount of a premium, if any, that must be paid to keep the Policy in force depends upon the cash value of the Policy, which in turn depends on such factors as the investment experience and the cost of insurance charge.

c. REINSTATEMENT

A policy which terminates under the grace period provision of this contract may be reinstated at any time within five (5) years after the date of termination provided:

   1. The policy has not been surrendered;

   2. The insured has not died since the date of lapse;

   3. A written application for reinstatement is submitted;

   4. Evidence of insurability is sufficient to prove to the Company's satisfaction that the insured is still able to meet the underwriting standards for the "actuarial category" to which the Policy was originally assigned;

   5. Enough premium is paid to keep policy In Force for at least 3 months; and

   6. Any accrued loan interest is paid, and any remaining Indebtedness is paid or reinstated.

Upon approval of request for reinstatement, Lincoln Life will determine the minimum premium amount needed to reinstate the policy based on the insured's attained age, sex, policy year, rating class, and the Specified Amount of the policy. The Policyowner will be notified of the total amount of premium required to reinstate the policy.

The reinstatement of the policy will be effective as of the monthly anniversary day following the date of the approval. Surrender charges, if any, will be reinstated as of the policy year in which the policy lapsed. The Incontestability provision starts anew as of the effective date of reinstatement application for statements contained in the reinstatement application. If reinstated after 90 days, if within the 7-pay-period, should be treated as a reduction of specified amount to zero and will be a material change at date of reinstatement. Reinstatement after 90 days may make the policy a Modified Endowment.

d. MISSTATEMENT OF AGE OR SEX

If Lincoln Life discovers that the age or sex of the insured has been misstated, the benefits available under the policy will be those which the premiums paid would have purchased at the correct Issue Age and sex.

e. CHANGE OF PLAN

This policy may be exchanged for another policy only if we consent to the exchange and all requirements for the exchange as determined by us are met.

f. POLICYOWNER ILLUSTRATIONS

The Company utilizes field and Service Center computers in preparing illustrations for Flexible Premium Variable Life Insurance.

Registered Representatives licensed with Lincoln Financial Distributors (LFD) or Agents licensed with other broker-dealers who have entered into a selling agreement with LFD will be supplied with access to Lincoln's illustration software containing approved illustrations for Flexible Premium Variable Life Insurance.

In addition, the Company's field offices and Service Center in Concord, New Hampshire will be supplied such access to Lincoln's illustration software and will prepare illustrations at the request of duly registered representatives or policyowners.

II. REDEMPTION PROCEDURES

Set out below is a summary of the principal Policy provisions and administrative procedures which might be deemed to constitute, either directly or indirectly, a "redemption" transaction. The summary shows that, because of the insurance nature of the Policies, the procedures involved necessarily differ in certain significant respects from the procedures for mutual funds and contractual plans.

Once the policy is beyond the Right to Examine Period and as long as the Policy is in force, the policyowner, with the approval of the irrevocable beneficiary and/or assignee, if any, may request a policy loan, partial surrender/withdrawal or surrender of the Policy by sending a written request to Lincoln Life. At the time the written request is received, it will be reviewed for good order requirements. Requests deemed not in good order will result in returning the request to the policyowner for completion.

a. POLICY LOANS

A policy loan request may be made for part of the Policy's cash value at any time in which the Policy has cash value, however, Lincoln Life reserves the right to limit the amount of the loan so that total policy indebtedness will not exceed 90% of the net Cash Value at the end of the Valuation Period during which the loan request is received.

The amount of the loan will be withdrawn from the Fixed Account & Sub-Account(s) in the same proportion as the balances invested in such Sub-Accounts bear to the total accumulation value of the Policy, less any policy debt, on the date of the loan, unless otherwise instructed in writing. The proceeds will be placed in the Loan Account where they will accrue interest on a daily basis. The outstanding loan balance may be repaid at any time during the lifetime of the insured. Any policy indebtedness at time of claim will reduce the death benefit.

All Policy Loan requests received in Good Order before market close will be processed same day and the check will be mailed within seven calendar days. Due to system constraints, requests for a maximum loan when the policy has an existing loan in effect will be processed the next business day with an effective date of the original Good Order receipt and the check will be mailed within seven calendar days of the effective date. A confirmation statement is automatically generated and mailed to the Owner at the address of record.

b. PARTIAL SURRENDER/WITHDRAWAL & SURRENDERS

A withdrawal request may be made for part of the Policy's cash value at any time in which the Policy has cash value. The total of all withdrawals may not exceed 90% of the net cash value, less any policy debt at the end of the valuation period during which the request is received. The minimum amount that may be withdrawn is $500. If for any reason the withdrawal request is for an amount less than $500 or would cause the Specified Amount to be reduced to less than the minimum allowed for the product, Lincoln Life will furnish the policyowner with a written explanation of why the request cannot be processed within twenty-four (24) hours.

The withdrawal may be allocated among the Sub-Accounts and Fixed Account if allowed for the product. If no such allocation is made, the withdrawal will be allocated among the Fixed Account and/or Sub-Account(s) in the same proportion as the balances invested in such Sub-Accounts bear to the total accumulation value of the Policy, less any policy debt, on the date of the withdrawal.

All Partial Surrender/Withdrawal requests received in Good Order before market close will be processed same day and the check will be mailed within seven calendar days. Due to system constraints, requests for maximum withdrawal will be processed the next business day with an effective date of the original Good Order receipt and the check will be mailed within seven calendar days of the effective date. A confirmation statement is automatically generated and mailed to the Owner at the address of record.

A surrender request may be made at anytime. The policy may be assessed a surrender charge that is deducted from the Policy's Accumulation Value if it is surrendered within its surrender charge period. A Table of Surrender Charges is included in each Policy. The surrender charge in effect at any time is the sum of the surrender charge for the initial Specified Amount plus the surrender charge for any increase(s) in the Specified Amount minus any previously assessed surrender charges. Optional riders may affect the amount of surrender value available.

The amount payable upon surrender of the Policy is the cash value at the end of the valuation period during which the request is received, less any policy debt and any applicable surrender charge (the "Surrender Value"). All Surrender requests received in Good Order before market close will be processed same day effective the day valuation date the request is received. If the policy is in a pending lapse status, the request will be processed effective the day before the policy went into pending lapse status due to system limitations and processed on the date received. The proceeds, if applicable, will be mailed within seven calendar days. A confirmation statement is automatically generated and mailed to the Owner at the address of record.

c. CHANGES IN SPECIFIED AMOUNT & DEATH BENEFIT

Upon written request, the policyowner, with the approval of the irrevocable beneficiary and/or assignee, if any, may request a change in the Specified Amount or Death Benefit subject to the following conditions.

   1. Request in change of coverage must be submitted on a supplemental application.

   2. Refer to product prospectus for timing and frequency limitations of your request.

   3. Requests for an increase in Specified Amount are subject to evidence of insurability satisfactory to Lincoln Life; and may not be allowed over certain attained ages. The minimum of specified amount increase is $1,000. A new surrender charge and surrender charge period will be applicable to each increase.

   4. Requests for decrease in Specified Amount may be subject to a surrender charge. The charge will be assessed on any decrease in Specified Amount that occurs within the first 10 years or date of increase of the policy and is not caused by a partial surrender. The charge will be calculated as
      A) divided by B) and then multiplied by C), where:

      A) is the amount of the decrease;

      B) is the initial specified amount; and

      C) is the then applicable surrender charge from the schedule in the policy.

      We may limit requests for decreases in Specified Amount to the extent there is insufficient Net Accumulation Value to cover the necessary charges. The minimum decrease in Specified Amount is $1,000 and no decrease may reduce the Specified Amount to less than $100,000.

   5. The Death Benefit Option may be changed to Option 1. Requests for changes to Option II or to Option III if allowed, may be subject to evidence of insurability. Refer to product prospectus for specific product features. Changes from Option II to Option I will increase the Specified Amount by the accumulation value as of the effective date of change. Changes from Option III to Option I will increase the Specified Amount by the accumulated premiums paid less any withdrawals (less the cumulative policy factor if elected) as of the date of the change.

The effective date of coverage change will be the Monthly Anniversary following the approval of the request and is subject to deduction of that month's cost of insurance from the policy's accumulated value. A supplement to the Policy Specifications will be endorsed to the policy and sent to the policy owner once the change is completed.

Any request deemed Not in Good Order will be returned promptly and Lincoln Life will furnish the policyowner with a written explanation of why the request cannot be processed.

d. ACCELERATED BENEFIT RIDER

A Policy may include a rider which allows a policyowner to request an advance of a portion of the policy's death benefit. There is a charge for these riders of $250 (limited in certain states), which will be deducted from any benefit paid. Benefits payable under the rider will be considered as a loan against the policy for the amount of the accelerated benefit paid and as such will be charged interest.

e. CONTINUATION OF COVERAGE & BENEFIT CLAIMS

If the Policy is in force at the maturity date, the following will occur:

-  No further premiums will be accepted;

-  No further monthly deductions will be taken;

- All policy values held in the Sub-Accounts will be transferred to the Fixed Account;

-  Transfers to the Sub-Accounts will not be allowed;

-  Interest will continue to be credited to the Fixed Account; and

-  Loan interest will continue to accrue. Provisions may vary in certain states.

While the Policy remains In Force, Lincoln Life will usually pay a death benefit to the named beneficiary and assignee, if any, in accordance with the designated death benefit option within seven (7) days after receipt of due proof of death of the insured. The payment check will be mailed to the named beneficiary. Payment of death benefits may, however, be delayed while we obtain additional information if death occurs during the contestable period, is the result of suicide, homicide, occurs in a foreign country and/or Stock Market closing. The amount of the death benefit is determined as of the insured's date of death. The amount of the death benefit is guaranteed to be not less than the current Specified Amount of the Policy, however, any outstanding policy debt and any due and payable charges will be deducted from the death benefit amount before the proceeds are paid. These proceeds will be increased by any additional insurance provided by rider. The death benefit may exceed the current Specified Amount of the Policy depending upon the death benefit option in effect, the accumulation value, and the corridor percentage in effect at the date of death.

The death benefit under Death Benefit Option I will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the death of the Insured multiplied by the corridor percentage. Under Death Benefit Option II, the death benefit equals the greater of (i) the current Specified Amount plus the Accumulation Value on the death of the Insured or (ii) the Accumulation Value on the date of death multiplied by the corridor percentage. Under Death Benefit

Option III, the Death Benefit equals the greater of (i) the current Specified Amount plus the total premiums paid less any withdrawals to the date of death or
(ii) the Accumulation Value multiplied by the corridor percentage.

III. TRANSFERS

Following is a summary of the administrative procedures Lincoln Life will utilize in processing transfers among the Sub-Accounts and the Fixed Account. Any transfer of funds results in the purchase and/or cancellation of accumulation units. The purchase and/or cancellation of such units are based on the accumulation unit values of the applicable Sub-Accounts for the valuation period during which the transfer is effective. Transfer and financial requests received in Good Order before 4:00 P.M. Eastern time or prior to market close if earlier, will be processed on and made effective the date of receipt.

a. TRANSFERS AMONG SUB-ACCOUNTS AND FIXED ACCOUNT

At any time while the policy is in force, other than during the Right to Examine Period, and prior to the Maturity date, Policyowners may transfer funds among the Sub-Accounts and the Fixed Account subject to certain provisions. Transfer requests may be made in writing or electronically via internet or telephone if the appropriate authorization is on file with Lincoln Life.

During the first policy year, transfers from the Fixed Account may be made only as provided for in the Dollar Cost Averaging program. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of 25% of the Fixed Account value as of the immediately preceding policy anniversary or the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

In addition, Lincoln Life reserves the right to impose the following restrictions on transfers:

- Amount being transferred may not exceed the maximum transfer amount limit then in effect.

- Amount being transferred may not be less than the minimum transfer amount shown in the Policy Specifications ($50) unless the entire value of the Fixed Account or Sub-Account is being transferred.

- Any value remaining in the Fixed Account or Sub-Account following a transfer may not be less than $100.

At this time these restrictions are currently being waived.

The Policy defines the number of transfer requests allowed in any policy year without charge. Thereafter, a $25 transfer fee may be deducted on a pro-rata basis from the Fixed Account and/or Sub-Account(s) from which the transfer is being made. A single transfer request may consist of multiple transactions.

If a transfer request is deemed Not in Good Order for any reason, Lincoln Life will notify the policyowner as to why the request cannot be processed.

Should the Company further limit the timing, amount or number of transfers at some future date; the policyowner will be notified of such change.

b. DOLLAR COST AVERAGING

The Dollar Cost Averaging (DCA) feature, if available for the product, systematically transfers a specific dollar amount from the Money Market Sub-Account or from the Fixed Account (only available at time of issue) to one or more Sub-Accounts on a monthly or quarterly basis. By making the transfers on a regularly scheduled basis, instead of on a lump sum basis, the policyowner is able to invest in the sub-accounts at various prices and by doing so may reduce exposure to market volatility.

This feature may be elected by the policyowner at time of application or anytime while the policy is in force. Refer to product prospectus for specific product features. There is currently no charge for this feature and the transfers made in conjunction with this program do not count against the free transfers available. The minimum value required in the Money Market (or Fixed Account) to establish DCA is $1,000 and the minimum scheduled allocation amount is $50. Dollar Cost Averaging and Automatic Portfolio Rebalancing may not be elected at the same time.

Dollar Cost Averaging will terminate automatically upon any of the following:

-  The value in the Money Market Sub-Account (or Fixed Account) is depleted;

- After 12 or 24 months (as elected by policyowner) refer to product prospectus for specific product features;

-  Request to terminate feature from authorized party.

-  If the policy is surrendered or otherwise terminates.

- DCA will not automatically restart upon receipt of an additional premium payment.

The Company has the right to modify the terms and conditions of the Dollar Cost Average privileges at any time with advance notice to policyowners

c. AUTOMATIC PORTFOLIO REBALANCING

Automatic Portfolio Rebalancing, if available for the product, periodically restores the percentage of policy value in the Sub-Accounts to a pre-determined level on a quarterly, semi-annual or annual basis. The Fixed Account is not subject to rebalancing. This feature may be elected by the policyowner at time of application or anytime while the policy is in force. If elected at time of issue, the pre-determined level is the allocation initially selected on the application, until changed by the policyowner. All allocation percentages must be made in whole percents and must total 100%. There is currently no charge for this feature and the transfers made in conjunction with this program do not count against the free transfers available. Automatic Portfolio Rebalancing and Dollar Cost Averaging may not be elected at the same time.

Rebalancing will only be terminated upon the request of an authorized party or the termination of the policy.

The Company has the right to modify the terms and conditions of the Automatic Portfolio Rebalancing privileges at any time with advance notice to policyowners.

d. ALLOCATION CHANGES

The initial designation of the allocation of net premium payments among the Sub-Accounts & the Fixed Account is made by the policyowner at time of application. Changes to the net premium allocations can be made at anytime. All allocations of net premiums must be made in whole percentages and must total 100%.

IV. REFUNDS

a. FREE LOOK PERIOD

The Policyowner, with the approval of the irrevocable beneficiary and/or assignee, if any, may cancel the Policy within ten (10) days after its receipt (or a greater number of days if required by the issue state). Upon receipt of the written request to cancel within the Free Look Period and deemed in good order, Lincoln Life will void the policy from the policy date and, depending upon the issue state of the policy, refund to the policyowner all the premium payments or the policy value plus any charges and fees. The registered representative will be required to return any commissions paid in connection with the sale.

b.  SUICIDE

In the event the insured commits suicide, whether sane or insane, within two (2) years of the Date of Issue shown in the policy Specifications, Lincoln Life's liability will be limited to the return of the premiums paid, less any policy Indebtedness and partial surrenders/withdrawals. In the event of suicide within two (2) years of the effective date of any increase in Specified Amount, the Death Benefit Proceeds with respect to such an increase will be limited to a refund of the monthly charges for the cost of such additional insurance and the amount of insurance will be based on the Specified Amount prior to such increase, provided that the increase became effective at least 2 years from the Date of Issue shown in the policy Specifications.

c.  INCONTESTABILITY

Except for nonpayment of premium, the policy is incontestable after it has been In Force during the lifetime of the insured for a period of two (2) years from the Date of Issue shown in the policy Specifications. Further, any increase in the Specified Amount effective after the Date of Issue will be incontestable only after such increase has been In Force during the lifetime of the insured for two (2) years. The basis for contesting an increase in Specified Amount will be limited to the material misrepresentations made in the supplemental application for the increase.

If the policy is reinstated, the basis for contestability is limited to a period of 2 years from the date of reinstatement and limited to the material misrepresentations made in the reinstatement application.

In the event of contest of the Policy during the first two (2) policy years as to statements made in the original application, the only liability of Lincoln Life will be a refund of premiums paid less any policy debt and partial surrender/withdrawal. In the event of a contest during the two years following an increase in the Specified Amount, the only liability of Lincoln Life for such increase will be a refund of the cost of insurance for such increase. Any increase will be contestable, within the two (2) year period, only with regard to statements concerning the increase.

V. BILLING AND COLLECTION PROCEDURES

Based on the scheduled billing requested time of application, or changes to the billing received since then, premium reminder notices are system-generated then printed and mailed by Lincoln's Print and Distribution Center. Premiums in response to the reminder notices will be sent directly to a lockbox processing center which deposits the proceeds into the appropriate Lincoln Life bank account based on the scan code on the remittance stub. Unsolicited premiums received at Lincoln Life's service center will be deposited into Lincoln Life's account at a local depository bank. If the policyowner elected to pay the premiums through pre-authorized check, a system generated report is sent to Lincoln Life's bank to withdraw the proceeds from the client's bank account and subsequently deposit them into Lincoln Life's bank account.

Premiums for the "List Billing" mode of payment, which allows the employer to deduct premiums from the policyowners' paychecks and remit one payment for a group of policies, are sent directly to a lockbox processing center which deposits the proceeds into a Lincoln Life bank account.

Based on the system-generated report, funds will be transferred from Lincoln Life's regular bank account to the Sub-Accounts as directed by the policyowner.

If a premium payment is received at the time a policy is in the grace period that is not sufficient to pay the policy current and to an active status, the payment will error during processing and remain in the suspense account. If lapse date is more than two weeks after current date, a balance due notification will be sent to the policy owner. The balance due payment is due at Lincoln Life two weeks from the date of the letter. If the balance due is not received, the money received is released from the suspense account and refunded to the customer.

VI. INCOMPLETE / NOT IN GOOD ORDER REQUESTS

All requests are subject to Good Order requirements. Good Order refers to whether a request can be processed without additional information. The following items are reviewed to determine whether the request meets Good Order requirements.

-  Acceptable format for specific request.

-  Appropriate signatures, i.e., policy owner, assignee

- Transaction requests meets product requirements, i.e., funds requested are available for product, disbursement request does not exceed product maximum

If a request is received and deemed Not in Good Order, Lincoln Life will notify the policyowner and explain why the request was not processed.

VII. TELEPHONE/INTERNET REQUESTS

At time of application (except in New York state) or anytime the policy is active, the policyowner may authorize himself/herself, their Registered Representative and/or a third party (telephone only) to request certain transactions by telephone or via the internet. Refer to product prospectus for product features. Once the appropriate authorization is on file, Lincoln Life will use reasonable procedures such as individual validation during internet login, requiring identifying information from callers, recording telephone instructions and providing written confirmation of transactions in order to confirm that instructions are genuine.

VIII. RETURNED/UNPAID CHECKS

When an unpaid item is received, a suspense account will be charged for the amount of the check. The payment transaction will be reversed from the policy on the administrative system immediately effective the date of the original payment application and the Agent commissions paid; as a result of the original premium payment will be recovered automatically. A letter will be sent to the Policyowner as notification that the payment was returned by the bank and that payment has been reversed from the policy. The agent of record will receive a copy of this notification. If a replacement check is received at Lincoln Life, it will be applied effective the date of receipt.

IX. NOTIFICATIONS

Written policyowner notifications will be sent to the policyowner promptly when selected transactions are processed. Transactions which will be documented include, but are not limited to, the following:

-  Planned premium payments as well as additional payments and loan repayments

- Fund Transfers, including Dollar Cost Averaging and Automatic Portfolio Rebalancing

-  Policy Loans, Partial Surrenders/Withdrawals

-  Refunds

- Increases or Decreases in Specified Amount including Death Benefit Option Changes

-  Lapse Pending and Lapse

-  Returned/Unpaid Checks

-  Reinstatements

-  Beneficiary/Ownership Changes and Assignment/Release of Assignment

-  Address Changes

-  Surrenders

-  Benefit Claims

X. ROLE OF LINCOLN FINANCIAL DISTRIBUTORS

Lincoln Financial Distributors, Inc. ("LFD") will be responsible for overseeing the administration of the Flexible Premium Variable Life Insurance Policy under, and to the extent required by, the various state and federal laws and the rules, regulations, and requirements of the Financial Industry Regulatory Authority in accordance with procedures established from time to time by LFD.

XI. ROLE OF LINCOLN LIFE POLICY ISSUE AND UNDERWRITING DEPARTMENT

After an application has been approved for suitability requirements, the application is processed by the Underwriting Department for selection of the risk. The Policy Issue Department issues, prepares and mails the completed Policy to the registered representative for delivery to the policyowner.

XII. ROLE OF LINCOLN LIFE CUSTOMER SERVICE DEPARTMENT

The Customer Service Department will process the following, based on review for Good Order and authorization by LFD:

-  Planned premium payments, additional payments and loan repayments;

-  Billing Changes /Notices & Unpaid Checks;

- Fund Transfers, Allocation Changes, Dollar Cost Averaging and Automatic Portfolio Rebalancing;

-  Lapse Pending/Lapse and MEC notices;

-  Policy Loans, Partial Surrenders/Withdrawals;

-  Refunds;

- Increases / Decreases in Specified Amount, Death Benefit Option Changes and Rate/Class changes and Reinstatements;

-  Beneficiary/Ownership Changes and Assignment/Release of Assignment;

-  Address Changes;

-  Surrenders;

-  Handling correspondence and inquiries.

Item 27. Directors and Officers of the Depositor


Name                               Positions and Offices with Depositor
--------------------------------   -----------------------------------------------------------------------
Ellen G. Cooper**                  Executive Vice President, Chief Investment Officer and Director
Charles C. Cornelio**              Executive Vice President and Chief Administrative Officer and Director
Randal J. Freitag**                Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass**                  President and Director
George W. Henderson, III           Director
Granville Capital
300 North Greene Street
Greensboro, NC 27401
Mark E. Konen**                    Executive Vice President and Director
M. Leanne Lachman                  Director
870 United Nations Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                 Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 South Crouse Avenue
Syracuse, NY 13244
Patrick S. Pittard                 Director
20 Cates Ridge
Atlanta, GA 30327
Robert O. Sheppard*                Second Vice President, Secretary and General Counsel

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

     ** Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

      *** Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (2)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. currently serves as Principal Underwriter for; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life Insurance; LLANY Separate Account S for Flexible Premium Variable Life Insurance; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                        Positions and Offices with Underwriter
-------------------------   -------------------------------------------------------------
Wilford H. Fuller*          President, Chief Executive Officer and Director
Jeffrey D. Coutts*          Senior Vice President and Treasurer
Patrick J. Caulfield**      Vice President, Chief Compliance Officer and Senior Counsel
Joel Schwartz*              Senior Vice President and Director
Thomas O'Neill*             Senior Vice President, Chief Operating Officer and Director
Elizabeth F. Conover***     Assistant Vice President and Interim Chief Financial Officer
Nancy A. Smith*             Secretary

   * Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087

         ** Principal business address is 350 Church Street, Hartford, CT 06103

   *** Principal business address is 100 N. Greene Street, Greensboro, NC 27401

     (c)  N/A

Item 31. Location of Accounts and Records

Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life & Annuity Flexible Premium Variable Life Account M, has duly caused this Post-Effective Amendment Number 17 to the Registration Statement (File No.:
333-155333; 811-08559; CIK: 0001051629) on Form N-6 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford and State of Connecticut, on the 2nd day of April, 2013. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

                LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M (REGISTRANT)



                         /s/ Michael L. Parker
                By: ----------------------------------------------
                      Michael L. Parker
                      Vice President
                      Lincoln Life & Annuity Company of New York

                LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                (DEPOSITOR)


                         /s/ Michael L. Parker
                By: ----------------------------------------------
                      Michael L. Parker
                      Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number 17 to the Registration Statement on Form N-6 (File No.: 333-155333; 811-08559; CIK: 0001051629) has been signed below on
April 2, 2013 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                                          TITLE
---------                                          -----
/s/ Dennis R. Glass *
------------------------------                     President
Dennis R. Glass

/s/ Charles C. Cornelio *
------------------------------                     Executive Vice President; Chief Administration Officer and
Charles C. Cornelio                                Director

/s/ Ellen G. Cooper *
------------------------------                     Executive Vice President, Chief Investment Officer and
Ellen G. Cooper                                    Director

/s/ Randal J. Freitag *                            Executive Vice President, Chief Financial Officer and Director
------------------------------
Randal J. Freitag

/s/ George W. Henderson, III *
------------------------------                     Director
George W. Henderson, III

/s/ Mark E. Konen *
------------------------------                     Executive Vice President and Director
Mark E. Konen

/s/ M. Leanne Lachman *
------------------------------                     Director
M. Leanne Lachman

/s/ Louis G. Marcoccia *
------------------------------                     Director
Louis G. Marcoccia

/s/ Patrick S. Pittard *
------------------------------                     Director
Patrick S. Pittard


         /s/ John L. Reizian
*By: ------------------------------
      John L. Reizian
      Attorney-in-Fact, pursuant to a Power-
      of-Attorney filed with this Registration
      Statement

                               POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: File No. 333-141782, 333-141788, 333-141789, 333-141785, 333-141790, 333-141779,
333-141767, 333-141771, 333-141775, 333-148917; 333-155333; 333-170383;
811-08559
LLANY Separate Account R for Flexible Premium Variable Life: File No. 333-141780, 333-141784, 333-141786, 333-141768, 333-141772, 333-141776;
333-149053; 811-08651
LLANY Separate Account S for Flexible Premium Variable Life: File No. 333-141777, 333-141773, 333-141769; 811-09257
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: File No. 333-141781, 333-141783, 333-141787, 333-141770, 333-141774, 333-141778;
333-159954, 811-21029
Lincoln Life & Annuity Flexible Variable Life Account JA-B: 033-77496; 811-08470

VARIABLE ANNUITIES SEPARATE ACCOUNTS:
Lincoln Life & Annuity Variable Annuity Account H: 333-141756, 333-141758, 333-141761, 333-141754, 333-141763, 333-141766, 333-171097; 333-176216;
333-181617; 811-08441
Lincoln Life & Annuity Variable Annuity Account L: 333-141755; 811-07785 Lincoln New York Account N for Variable Annuities: 333-141752, 333-141757, 333-141759, 333-141760, 333-141762, 333-145531, 333-149449; 333-171096;
333-175691; 333-176213; 333-181616; 333-186895; 811-09763

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.


SIGNATURE                                          TITLE
---------                                          -----
/s/ Dennis R. Glass
------------------------------                     President and Director
Dennis R. Glass

/s/ Charles C. Cornelio
------------------------------                     Executive Vice President; Chief Administration Officer and
Charles C. Cornelio                                Director

/s/ Ellen G. Cooper
------------------------------                     Executive Vice President, Chief Investment Officer  and Director
Ellen G. Cooper

/s/ Randal J. Freitag
------------------------------                     Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ George w. Henderson, III
------------------------------                     Director
George W. Henderson, III

/s/ Mark E, Konen
------------------------------                     Executive Vice President and Director
Mark E. Konen

/s/M. Leanne Lachman
------------------------------                     Director
M. Leanne Lachman

/s/ Louis G. Marcoccia
------------------------------                     Director
Louis G. Marcoccia

/s/ Patrick S. Pittard
------------------------------                     Director
Patrick S. Pittard


We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
------------------------------------
Delson R. Campbell

/s/ Scott C.Durocher
------------------------------------
Scott C. Durocher

/s/ Kimberly A. Genovese
------------------------------------
Kimberly A. Genovese

/s/ Daniel P. Herr
------------------------------------
Daniel P. Herr

/s/ Donald E. Keller
------------------------------------
Donald E. Keller

/s/ Brian A. Kroll
------------------------------------
Brian A. Kroll

/s/ John L. Reizian
------------------------------------
John L. Reizian

/s/ Lawrence A. Samplatsky
------------------------------------
Lawrence A. Samplatsky

/s/ Stephen R. Turer
------------------------------------
Stephen R. Turer

/s/ John D. Weber
------------------------------------
John D. Weber

Version: March 2013